     As filed with the Securities and Exchange Commission on April 14, 2011


                                                     Registration No. 333-147508
                                                                       811-06025
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
         Registration Statement Under the Securities Act of 1933          [ ]
                  Pre-Effective Amendment No.                             [ ]
                  Post-Effective Amendment No. 3                          [X]
         Registration Statement Under the Investment Company Act of 1940
                  Amendment No. 50                                        [X]


                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                              ---------------------


                               Nicholas D. Latrenta
                   Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                                1095 Avenue of the Americas
                               New York, NY 10036
                     (Name and address of agent for service)



                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Payne, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415




It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2011 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL under certain Variable Universal Life Insurance Policies.

                       METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE SEPARATE ACCOUNT UL


                              EQUITY ADVANTAGE VUL


                       SUPPLEMENT DATED MAY 1, 2011 TO THE

                          PROSPECTUS DATED MAY 1, 2011



     If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable universal life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:

     1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

     2. You will not be subject to the monthly Policy Charge.

     3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.

                              EQUITY ADVANTAGE VUL

                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                    Metropolitan Life Separate Account UL of
                       Metropolitan Life Insurance Company
                                 200 Park Avenue
                            New York, New York 10166

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by Metropolitan Life Insurance Company ("MetLife").

     You allocate net premiums among the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":




METROPOLITAN SERIES FUND, INC.--CLASS A


Artio International Stock Portfolio


Barclays Capital Aggregate Bond Index Portfolio


BlackRock Aggressive Growth Portfolio


BlackRock Bond Income Portfolio


BlackRock Diversified Portfolio


BlackRock Large Cap Value Portfolio


BlackRock Legacy Large Cap Growth Portfolio


Davis Venture Value Portfolio


FI Value Leaders Portfolio


Jennison Growth Portfolio


Loomis Sayles Small Cap Core Portfolio


Loomis Sayles Small Cap Growth Portfolio


Met/Artisan Mid Cap Value Portfolio


MetLife Conservative Allocation Portfolio


MetLife Conservative to Moderate Allocation Portfolio


MetLife Mid Cap Stock Index Portfolio


MetLife Moderate Allocation Portfolio


MetLife Moderate to Aggressive Allocation Portfolio


MetLife Stock Index Portfolio


MFS(R) Total Return Portfolio


MFS(R) Value Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Neuberger Berman Genesis Portfolio


Neuberger Berman Mid Cap Value Portfolio


Oppenheimer Global Equity Portfolio


Russell 2000(R) Index Portfolio


T. Rowe Price Large Cap Growth Portfolio


T. Rowe Price Small Cap Growth Portfolio


Van Eck Global Natural Resources Portfolio


Western Asset Management Strategic Bond


  Opportunities Portfolio


Western Asset Management U.S. Government Portfolio



MET INVESTORS SERIES TRUST--CLASS A (EXCEPT


  AS NOTED)


American Funds(R) Balanced Allocation Portfolio--


  Class B


American Funds(R) Growth Allocation Portfolio--Class B


American Funds(R) Moderate Allocation Portfolio--


  Class B


BlackRock Large Cap Core Portfolio


Clarion Global Real Estate Portfolio


Dreman Small Cap Value Portfolio


Harris Oakmark International Portfolio


Invesco Small Cap Growth Portfolio


Janus Forty Portfolio


Lazard Mid Cap Portfolio


Legg Mason ClearBridge Aggressive Growth Portfolio


Lord Abbett Bond Debenture Portfolio


Met/Franklin Income Portfolio


Met/Franklin Mutual Shares Portfolio


Met/Franklin Templeton Founding Strategy Portfolio


Met/Templeton Growth Portfolio


MetLife Aggressive Strategy Portfolio


MFS(R) Emerging Markets Equity Portfolio


MFS(R) Research International Portfolio


Morgan Stanley Mid Cap Growth Portfolio


Oppenheimer Capital Appreciation Portfolio


PIMCO Inflation Protected Bond Portfolio


PIMCO Total Return Portfolio


RCM Technology Portfolio


SSgA Growth and Income ETF Portfolio


SSgA Growth ETF Portfolio


T. Rowe Price Mid Cap Growth Portfolio



AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2


American Funds Bond Fund


American Funds Global Small Capitalization Fund


American Funds Growth Fund


American Funds Growth-Income Fund


     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     You receive Fixed Account performance until 20 days after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                   MAY 1, 2011

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-6
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-12
HOW THE POLICY WORKS...................................................    A-16
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-17
     The Company.......................................................    A-17
     The Separate Account..............................................    A-17
     The Portfolios....................................................    A-17
     Share Classes of the Portfolios...................................    A-21
     Certain Payments We Receive with Regard to the Portfolios.........    A-21
     Selection of the Portfolios.......................................    A-21
     Voting Rights.....................................................    A-22
     Rights Reserved by MetLife........................................    A-22
THE POLICIES...........................................................    A-23
     Purchasing a Policy...............................................    A-23
     Replacing Existing Insurance......................................    A-23
     Policy Owner and Beneficiary......................................    A-23
     24 Month Conversion Right.........................................    A-24
     Exchange Right....................................................    A-24
PREMIUMS...............................................................    A-24
     Flexible Premiums.................................................    A-24
     Amount Provided for Investment under the Policy...................    A-25
     Right to Examine Policy...........................................    A-25
     Allocation of Net Premiums........................................    A-25
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE..    A-26
     Payment of Proceeds...............................................    A-27
CASH VALUE.............................................................    A-27
DEATH BENEFITS.........................................................    A-28
     Death Proceeds Payable............................................    A-29
     Change in Death Benefit Option....................................    A-29
     Increase in Face Amount...........................................    A-30
     Reduction in Face Amount..........................................    A-30
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-31
     Surrender.........................................................    A-31
     Partial Withdrawal................................................    A-31
TRANSFERS..............................................................    A-33
     Transfer Option...................................................    A-33
AUTOMATED INVESTMENT STRATEGIES........................................    A-35
LOANS..................................................................    A-36
LAPSE AND REINSTATEMENT................................................    A-37
     Lapse.............................................................    A-37
     Reinstatement.....................................................    A-38

                                                                           PAGE
                                                                           ----
ADDITIONAL BENEFITS BY RIDER...........................................    A-38
THE FIXED ACCOUNT......................................................    A-39
     General Description...............................................    A-39
     Values and Benefits...............................................    A-39
     Policy Transactions...............................................    A-39
CHARGES................................................................    A-40
     Deductions from Premiums..........................................    A-40
     Surrender Charge..................................................    A-41
     Partial Withdrawal Charge.........................................    A-42
     Transfer Charge...................................................    A-42
     Illustration of Benefits Charge...................................    A-42
     Monthly Deduction from Cash Value.................................    A-42
     Loan Interest Spread..............................................    A-44
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-45
TAX CONSIDERATIONS.....................................................    A-45
     Introduction......................................................    A-45
     Tax Status of the Policy..........................................    A-45
     Tax Treatment of Policy Benefits..................................    A-46
     MetLife's Income Taxes............................................    A-49
DISTRIBUTION OF THE POLICIES...........................................    A-50
LEGAL PROCEEDINGS......................................................    A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    A-52
FINANCIAL STATEMENTS...................................................    A-52
GLOSSARY...............................................................    A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER VALUES.....................................................    A-55

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy, you have the right to return the Policy to us. If you exercise this right, we will refund the premiums you paid.


INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-two Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.


PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (or within the first ten Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (or the first ten Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section

7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------


(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (and, with respect
                           to a face amount
                           increase, in the first
                           ten Policy years after
                           the increase)


  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------


(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)


  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Policy Charge(3)


  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount of    Monthly                    $15 in Policy year 1       $15 in Policy year 1
  $50,000 or greater                                  $8 in Policy years 2+      $8 in Policy years 2+
  but less than
  $250,000
---------------------------------------------------------------------------------------------------------

 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------

 Coverage Expense
 Charge(5)



  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)


  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10
---------------------------------------------------------------------------------------------------------


(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class and, except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------

 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the standard
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the standard
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

  Acceleration of Death    At time of benefit         Not currently charged      One-time fee of $150
  Benefit Rider            payment
---------------------------------------------------------------------------------------------------------

  Overloan Protection      At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
  Rider                                               Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2010. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.27%      1.12%




     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2010, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                                                                CONTRACTUAL
                                                DISTRIBUTION              ACQUIRED    TOTAL      FEE WAIVER   NET TOTAL
                                                   AND/OR                FUND FEES    ANNUAL       AND/OR       ANNUAL
                                   MANAGEMENT  SERVICE(12B-1)    OTHER      AND     OPERATING     EXPENSE     OPERATING
                                       FEE          FEES       EXPENSES   EXPENSES   EXPENSES  REIMBURSEMENT   EXPENSES
                                   ----------  --------------  --------  ---------  ---------  -------------  ---------
METROPOLITAN SERIES FUND, INC. --
  CLASS A
Artio International Stock
  Portfolio......................     0.82%            --        0.12%     0.02%      0.96%        0.05%         0.91%(1)
Barclays Capital Aggregate Bond
  Index Portfolio................     0.25%            --        0.03%        --      0.28%        0.01%         0.27%(2)
BlackRock Aggressive Growth
  Portfolio......................     0.73%            --        0.04%        --      0.77%           --         0.77%
BlackRock Bond Income Portfolio..     0.37%            --        0.03%        --      0.40%        0.03%         0.37%(3)
BlackRock Diversified Portfolio..     0.46%            --        0.04%        --      0.50%           --         0.50%
BlackRock Large Cap Value
  Portfolio......................     0.63%            --        0.02%        --      0.65%        0.03%         0.62%(4)
BlackRock Legacy Large Cap Growth
  Portfolio......................     0.73%            --        0.04%        --      0.77%        0.02%         0.75%(5)
Davis Venture Value Portfolio....     0.70%            --        0.03%        --      0.73%        0.05%         0.68%(6)
FI Value Leaders Portfolio.......     0.67%            --        0.06%        --      0.73%           --         0.73%
Jennison Growth Portfolio........     0.62%            --        0.02%        --      0.64%        0.07%         0.57%(7)
Loomis Sayles Small Cap Core
  Portfolio......................     0.90%            --        0.06%        --      0.96%        0.05%         0.91%(8)
Loomis Sayles Small Cap Growth
  Portfolio......................     0.90%            --        0.17%        --      1.07%        0.05%         1.02%(9)
Met/Artisan Mid Cap Value
  Portfolio......................     0.81%            --        0.03%        --      0.84%           --         0.84%
MetLife Conservative Allocation
  Portfolio......................     0.10%            --        0.01%     0.55%      0.66%        0.01%         0.65%(10)
MetLife Conservative to Moderate
  Allocation Portfolio...........     0.08%            --        0.02%     0.61%      0.71%           --         0.71%
MetLife Mid Cap Stock Index
  Portfolio......................     0.25%            --        0.06%     0.01%      0.32%           --         0.32%
MetLife Moderate Allocation
  Portfolio......................     0.06%            --           --     0.66%      0.72%           --         0.72%
MetLife Moderate to Aggressive
  Allocation Portfolio...........     0.06%            --        0.01%     0.71%      0.78%           --         0.78%
MetLife Stock Index Portfolio....     0.25%            --        0.02%        --      0.27%        0.01%         0.26%(2)
MFS(R) Total Return Portfolio....     0.54%            --        0.04%        --      0.58%           --         0.58%
MFS(R) Value Portfolio...........     0.71%            --        0.02%        --      0.73%        0.11%         0.62%(11)
Morgan Stanley EAFE(R) Index
  Portfolio......................     0.30%            --        0.11%     0.01%      0.42%           --         0.42%
Neuberger Berman Genesis
  Portfolio......................     0.83%            --        0.06%        --      0.89%        0.02%         0.87%(12)
Neuberger Berman Mid Cap Value
  Portfolio......................     0.65%            --        0.05%        --      0.70%           --         0.70%
Oppenheimer Global Equity
  Portfolio......................     0.53%            --        0.08%        --      0.61%           --         0.61%
Russell 2000(R) Index Portfolio..     0.25%            --        0.07%     0.01%      0.33%           --         0.33%
T. Rowe Price Large Cap Growth
  Portfolio......................     0.60%            --        0.04%        --      0.64%           --         0.64%
T. Rowe Price Small Cap Growth
  Portfolio......................     0.50%            --        0.07%        --      0.57%           --         0.57%
Van Eck Global Natural Resources
  Portfolio......................     0.79%            --        0.05%     0.01%      0.85%           --         0.85%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................     0.62%            --        0.05%        --      0.67%        0.04%         0.63%(13)
Western Asset Management U.S.
  Government Portfolio...........     0.47%            --        0.03%        --      0.50%        0.01%         0.49%(14)

                                                                                                CONTRACTUAL
                                                DISTRIBUTION              ACQUIRED    TOTAL      FEE WAIVER   NET TOTAL
                                                   AND/OR                FUND FEES    ANNUAL       AND/OR       ANNUAL
                                   MANAGEMENT  SERVICE(12B-1)    OTHER      AND     OPERATING     EXPENSE     OPERATING
                                       FEE          FEES       EXPENSES   EXPENSES   EXPENSES  REIMBURSEMENT   EXPENSES
                                   ----------  --------------  --------  ---------  ---------  -------------  ---------
MET INVESTORS SERIES TRUST
American Funds(R) Balanced
  Allocation Portfolio -- Class
  B..............................     0.06%         0.25%        0.02%     0.38%      0.71%           --         0.71%
American Funds(R) Growth
  Allocation Portfolio -- Class
  B..............................     0.07%         0.25%        0.02%     0.38%      0.72%           --         0.72%
American Funds(R) Moderate
  Allocation Portfolio -- Class
  B..............................     0.07%         0.25%        0.02%     0.37%      0.71%           --         0.71%
BlackRock Large Cap Core
  Portfolio -- Class A...........     0.59%            --        0.05%        --      0.64%           --         0.64%
Clarion Global Real Estate
  Portfolio -- Class A...........     0.62%            --        0.07%        --      0.69%           --         0.69%
Dreman Small Cap Value
  Portfolio -- Class A...........     0.79%            --        0.08%        --      0.87%           --         0.87%
Harris Oakmark International
  Portfolio -- Class A...........     0.78%            --        0.07%        --      0.85%        0.01%         0.84%(15)
Invesco Small Cap Growth
  Portfolio -- Class A...........     0.85%            --        0.04%        --      0.89%        0.02%         0.87%(16)
Janus Forty Portfolio -- Class
  A..............................     0.63%            --        0.04%        --      0.67%           --         0.67%
Lazard Mid Cap Portfolio -- Class
  A..............................     0.69%            --        0.04%        --      0.73%           --         0.73%
Legg Mason ClearBridge Aggressive
  Growth Portfolio -- Class A....     0.64%            --        0.04%        --      0.68%           --         0.68%
Lord Abbett Bond Debenture
  Portfolio -- Class A...........     0.50%            --        0.03%        --      0.53%           --         0.53%
Met/Franklin Income
  Portfolio -- Class A...........     0.76%            --        0.09%        --      0.85%        0.09%         0.76%(17)
Met/Franklin Mutual Shares
  Portfolio -- Class A...........     0.80%            --        0.08%        --      0.88%           --         0.88%
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class A..     0.05%            --        0.02%     0.81%      0.88%        0.02%         0.86%(18)
Met/Templeton Growth
  Portfolio -- Class A...........     0.69%            --        0.13%        --      0.82%        0.02%         0.80%(19)
MetLife Aggressive Strategy
  Portfolio -- Class A...........     0.09%            --        0.02%     0.74%      0.85%        0.01%         0.84%(20)
MFS(R) Emerging Markets Equity
  Portfolio -- Class A...........     0.94%            --        0.18%        --      1.12%           --         1.12%
MFS(R) Research International
  Portfolio -- Class A...........     0.69%            --        0.09%        --      0.78%        0.03%         0.75%(21)
Morgan Stanley Mid Cap Growth
  Portfolio -- Class A...........     0.66%            --        0.14%        --      0.80%        0.02%         0.78%(22)
Oppenheimer Capital Appreciation
  Portfolio -- Class A...........     0.60%            --        0.06%        --      0.66%           --         0.66%
PIMCO Inflation Protected Bond
  Portfolio -- Class A...........     0.47%            --        0.04%        --      0.51%           --         0.51%
PIMCO Total Return Portfolio
  -- Class A.....................     0.48%            --        0.03%        --      0.51%           --         0.51%
RCM Technology Portfolio -- Class
  A..............................     0.88%            --        0.09%        --      0.97%           --         0.97%
SSgA Growth and Income ETF
  Portfolio -- Class A...........     0.31%            --        0.02%     0.28%      0.61%           --         0.61%
SSgA Growth ETF
  Portfolio -- Class A...........     0.33%            --        0.03%     0.27%      0.63%           --         0.63%
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A...........     0.75%            --        0.04%        --      0.79%           --         0.79%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund.........     0.37%         0.25%        0.01%        --      0.63%           --         0.63%
American Funds Global Small
  Capitalization Fund............     0.71%         0.25%        0.04%        --      1.00%           --         1.00%
American Funds Growth Fund.......     0.32%         0.25%        0.02%        --      0.59%           --         0.59%
American Funds Growth-Income
  Fund...........................     0.27%         0.25%        0.02%        --      0.54%           --         0.54%



--------


(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% on amounts over $100 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Class A shares of the Portfolio to 0.10% of average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion.

     This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of its management fee reflecting the difference, if any, between the subadvisory fee payable by MetLife Advisers, LLC to the Portfolio's subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.80%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.





     Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.



     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with Metropolitan Life Insurance Company. For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year; (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account).

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121), plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 or greater, but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000.

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in the first ten Policy years following a face amount increase). Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases on a monthly basis over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 200 Park Avenue, New York, New York 10166. MetLife is licensed to sell life insurance in all states and the District of Columbia, but we only offer the Policies in New York. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Artio International Stock        Artio Global Management LLC      Long-term growth of capital.
  Portfolio
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
                                                                  Aggregate Bond Index.
BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio
BlackRock Bond Income            BlackRock Advisors, LLC          A competitive total return
  Portfolio                                                       primarily from investing in
                                                                  fixed-income securities.
BlackRock Diversified            BlackRock Advisors, LLC          High total return while
  Portfolio                                                       attempting to limit investment
                                                                  risk and preserve capital.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio
BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
  Growth Portfolio
Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(1)
FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.
Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.
Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio                                                       investments in common stocks
                                                                  or other equity securities.
Loomis Sayles Small Cap Growth   Loomis Sayles & Company, L.P.    Long-term capital growth.
  Portfolio
Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio                      Partnership
MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.
MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.
MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Standard & Poor's MidCap
                                                                  400(R) Composite Stock Price
                                                                  Index.
MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.

MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio
MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500(R)
                                                                  Composite Stock Price Index.
MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.
MFS(R) Value Portfolio           Massachusetts Financial          Capital appreciation.
                                 Services Company
Morgan Stanley EAFE(R) Index     MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the MSCI EAFE Index.
Neuberger Berman Genesis         Neuberger Berman Management      High total return, consisting
  Portfolio                      LLC                              principally of capital
                                                                  appreciation.
Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC
Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio
Russell 2000(R) Index            MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Russell 2000(R) Index.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital
  Portfolio                                                       and, secondarily, dividend
                                                                  income.
T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio
Van Eck Global Natural           Van Eck Associates Corporation   Long-term capital appreciation
  Resources Portfolio                                             with income as a secondary
                                                                  consideration.
Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.
Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.




MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds(R) Balanced       N/A                              A balance between a high level
  Allocation Portfolio                                            of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
American Funds(R) Growth         N/A                              Growth of capital.
  Allocation Portfolio
American Funds(R) Moderate       N/A                              A high total return in the
  Allocation Portfolio                                            form of income and growth of
                                                                  capital, with a greater
                                                                  emphasis on income.
BlackRock Large Cap Core         BlackRock Advisors, LLC          Long-term capital growth.
  Portfolio
Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities LLC                   investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.
Dreman Small Cap Value           Dreman Value Management, LLC     Capital appreciation.
  Portfolio
Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.
Invesco Small Cap Growth         Invesco Advisers, Inc.           Long-term growth of capital.
  Portfolio
Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.
Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.
Legg Mason ClearBridge           ClearBridge Advisors, LLC        Capital appreciation.
  Aggressive Growth Portfolio
Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.
Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.
Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.
Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited
MetLife Aggressive Strategy      N/A                              Growth of capital.
  Portfolio
MFS(R) Emerging Markets Equity   Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
Morgan Stanley Mid Cap Growth    Morgan Stanley Investment        Capital appreciation.
  Portfolio                      Management Inc.
Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
  Appreciation Portfolio
PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.
PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.

RCM Technology Portfolio         RCM Capital Management LLC       Capital appreciation; no
                                                                  consideration is given to
                                                                  income.
SSgA Growth and Income ETF       SSgA Funds Management, Inc.      Growth of capital and income.
  Portfolio
SSgA Growth ETF Portfolio        SSgA Funds Management, Inc.      Growth of capital.
T. Rowe Price Mid Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
  Portfolio




AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              As high a level of current
                                                                  income as is consistent with
                                                                  the preservation of capital.
American Funds Global Small      N/A                              Long-term growth of capital.
  Capitalization Fund
American Funds Growth Fund       N/A                              Growth of capital.
American Funds Growth-Income     N/A                              Long-term growth of capital
  Fund                                                            and income.




--------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.



FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%, although we do not currently receive any such payments with respect to the Portfolios offered under the Policies. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


     For specific information on the amounts we may receive on account of your investment in the Portfolios, you may call 1-800-638-5000.


SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and the New York Insurance Department. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Investment Division performance and cash values. To obtain more information about these other policies, contact our Designated Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

EXCHANGE RIGHT

     At least once each year you have the option to transfer all of your cash value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further premiums due. The face amount of the new policy of paid-up insurance may be less than the face amount of the Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit" we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Fixed Account as of the investment start date. We will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).




     The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:




Payment Inquiries and                 MetLife
Correspondence                        P.O. Box 354
                                      Warwick, RI 02887-0354

Beneficiary and Ownership             MetLife
Changes                               P.O. Box 313
                                      Warwick, RI 02887-0313

Surrenders, Loans,                    MetLife
Withdrawals and                       P.O. Box 543
Investment Division Transfers         Warwick, RI 02887-0543

Cancellations (Right to Examine       MetLife
Policy Period)                        Free Look Unit
                                      500 Schoolhouse Road
                                      Johnstown, PA 15904

Death Claims                          MetLife
                                      P.O. Box 353
                                      Warwick, RI 02887-0353


Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries



     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.




     We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.



     Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.



     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:


     --  101% of the cash value on the date of death, or


     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to premiums paid less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase.

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. The increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

Face Amount:.............    $          350,000
Death Benefit Option:....     Option A -- Level


Cash Value:..............    $           12,000
Surrender Charge:........    $          - 4,900    ($14.00   x   $350,000/1,000)
                             ------------------
Cash Surrender Value:....    $            7,100
                                           x 20%
                             ------------------
Withdrawal Amount:.......    $            1,420


     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:


                               Withdrawal Amount in
                               Excess of Free Withdrawal
  Surrender Charge      x      ---------------------------------    =      Surrender Charge
                               Face Amount less Surrender Charge           On Withdrawal


                                              $710
       $4,900           x      ---------------------------------    =      $10
                                       $350,000 - $4,900



     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request.

You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. Your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.


     ALLOCATOR(SM). The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least months.


     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

     INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.


     We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.



     You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.


     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy's cash surrender value or:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect.

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.


     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.


     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.



     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121.

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).


                NET
PREMIUM       PREMIUM
-------       -------
 $4,000         $4,000
                           (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium
            - 175          tax and Federal tax charges
            -----
                $3,825     Net Premium




SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.


                                                        FOR POLICIES WHICH         THE MAXIMUM
                                                         ARE SURRENDERED,       SURRENDER CHARGE
                                                             LAPSED OR         PER $1,000 OF BASE
                                                          REDUCED DURING       POLICY FACE AMOUNT
                                                        ------------------     ------------------
Entire Policy Year                                               1                   $38.25
Last Month of Policy Year                                        2                    35.81
                                                                 3                    32.56
                                                                 4                    31.74
                                                                 5                    29.84
                                                                 6                    27.13
                                                                 7                    23.90
                                                                 8                    18.99
                                                                 9                     9.50
                                                                10                     0.00



     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight Policy years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.


-------------------------------------------------------------------------------------------
                                                                          CHARGE APPLIED
                                                                         TO CASH VALUE IN
     POLICY YEAR                       NET CASH VALUE                    SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.60%
                             5 but less than 10 target premiums               0.55%
        1 - 10              10 but less than 20 target premiums               0.30%
                                 20 target premiums or more                   0.15%
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.35%
                             5 but less than 10 target premiums               0.30%
       11 - 19              10 but less than 20 target premiums               0.15%
                                 20 target premiums or more                   0.10%
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.20%
                             5 but less than 10 target premiums               0.15%
       20 - 29              10 but less than 20 target premiums               0.10%
                                 20 target premiums or more                   0.05%
-------------------------------------------------------------------------------------------
         30+                                                                  0.05%

-------------------------------------------------------------------------------------------


LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife's Income Taxes.")

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.




     Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.



     The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.



     The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.



     It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012.


     The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE'S INCOME TAXES

     Under current Federal income tax law, MetLife is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


COMMISSIONS AND OTHER CASH COMPENSATION



     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.


     MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

     In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.


     The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 9.0% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; 19.75% of premiums paid up to the Commissionable Target Premium and 0.25% of premiums paid in excess of the Commissionable Target Premium in Policy year 2; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.



NON-CASH COMPENSATION


     Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


OTHER PAYMENTS


     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc. and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates, MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account UL included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife in the Statement of Additional Information. MetLife's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


       AGE OF                                  AGE OF
INSURED AT START OF    PERCENTAGE OF    INSURED AT START OF    PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE       THE POLICY YEAR        CASH VALUE
-------------------    -------------    -------------------    -------------
    0 through 40            250                  61                 128
         41                 243                  62                 126
         42                 236                  63                 124
         43                 229                  64                 122
         44                 222                  65                 120
         45                 215                  66                 119
         46                 209                  67                 118
         47                 203                  68                 117
         48                 197                  69                 116
         49                 191                  70                 115
         50                 185                  71                 113
         51                 178                  72                 111
         52                 171                  73                 109
         53                 164                  74                 107
         54                 157            75 through 90            105
         55                 150                  91                 104
         56                 146                  92                 103
         57                 142                  93                 102
         58                 138            94 through 121           101
         59                 134
         60                 130



     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .70% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.



     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.70%, 5.26% and 9.23%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

              THE ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                     DEATH BENEFIT                      CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
END OF       GROSS ANNUAL RATE OF RETURN OF        GROSS ANNUAL RATE OF RETURN OF        GROSS ANNUAL RATE OF RETURN OF
POLICY    -----------------------------------    ----------------------------------    ----------------------------------
 YEAR        0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,005    $  1,086    $     1,141
   2       350,000     350,000        350,000          0           0              0      1,966       2,191          2,347
   3       350,000     350,000        350,000          0           0              0      2,883       3,315          3,624
   4       350,000     350,000        350,000          0         211            730      3,757       4,458          4,977
   5       350,000     350,000        350,000        988       2,022          2,814      4,582       5,616          6,408
   6       350,000     350,000        350,000      2,089       3,519          4,652      5,356       6,786          7,919
   7       350,000     350,000        350,000      3,137       5,027          6,576      6,078       7,967          9,516
   8       350,000     350,000        350,000      4,462       6,874          8,921      6,749       9,161         11,208
   9       350,000     350,000        350,000      6,915       9,936         12,585      8,058      11,079         13,729
  10       350,000     350,000        350,000      9,312      13,047         16,428      9,312      13,047         16,428
  15       350,000     350,000        350,000     15,202      24,343         33,993     15,202      24,343         33,993
  20       350,000     350,000        350,000     20,062      38,046         60,578     20,062      38,046         60,578
  25       350,000     350,000        350,000     23,173      54,252        100,670     23,173      54,252        100,670
  30       350,000     350,000        350,000     23,168      72,404        161,231     23,168      72,404        161,231
  35       350,000     350,000        350,000     18,002      91,519        254,463     18,002      91,519        254,463
  40       350,000     350,000        430,997      5,529     111,077        402,801      5,529     111,077        402,801
  45                   350,000        664,643                125,118        632,993                125,118        632,993
  50                   350,000      1,031,182                112,845        982,078                112,845        982,078
  55                   350,000      1,574,989                 12,232      1,499,990                 12,232      1,499,990
  60                                2,313,016                             2,290,115                             2,290,115
  65                                3,563,071                             3,527,793                             3,527,793
  70                                5,473,532                             5,419,339                             5,419,339
  75                                8,375,972                             8,293,042                             8,293,042
  80                               12,733,914                            12,607,835                            12,607,835
  85                               19,170,817                            18,981,007                            18,981,007
  86                               20,793,283                            20,587,409                            20,587,409




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY    --------------------------------    ----------------------------    ----------------------------
 YEAR        0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,364      1,551      1,680
   3       350,000     350,000     350,000         0          0          0     2,004      2,350      2,599
   4       350,000     350,000     350,000         0          0          0     2,604      3,154      3,564
   5       350,000     350,000     350,000         0        373        988     3,169      3,967      4,581
   6       350,000     350,000     350,000       428      1,518      2,386     3,695      4,785      5,653
   7       350,000     350,000     350,000     1,233      2,657      3,833     4,174      5,598      6,774
   8       350,000     350,000     350,000     2,307      4,108      5,649     4,594      6,395      7,936
   9       350,000     350,000     350,000     3,807      6,027      7,994     4,951      7,170      9,137
  10       350,000     350,000     350,000     5,235      7,911     10,370     5,235      7,911     10,370
  15       350,000     350,000     350,000     5,674     11,244     17,461     5,674     11,244     17,461
  20       350,000     350,000     350,000     3,933     13,131     25,911     3,933     13,131     25,911
  25                   350,000     350,000               10,352     33,810               10,352     33,810
  30                               350,000                          37,648                          37,648
  35                               350,000                          29,168                          29,168
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85
  86




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-06025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2010, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2010, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                   MSF BLACKROCK       MSF BLACKROCK         MSF METLIFE           MSF ARTIO
                                     DIVERSIFIED   AGGRESSIVE GROWTH         STOCK INDEX INTERNATIONAL STOCK
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 263,102,792       $ 200,141,320       $ 671,764,338        $ 45,766,808
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                 205                  --                  68
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  263,102,792         200,141,525         671,764,338          45,766,876
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       476                  --              12,373                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     476                  --              12,373                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 263,102,316       $ 200,141,525       $ 671,751,965        $ 45,766,876
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                                         MSF
                               MSF T. ROWE PRICE     MSF OPPENHEIMER                        NEUBERGER BERMAN
                                SMALL CAP GROWTH       GLOBAL EQUITY       MSF MFS VALUE       MID CAP VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 87,990,296        $ 43,706,628        $ 54,046,050        $ 77,987,777
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                    14,570                  --               6,800                  32
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   88,004,866          43,706,628          54,052,850          77,987,809
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        --                  58                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      --                  58                  --                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 88,004,866        $ 43,706,570        $ 54,052,850        $ 77,987,809
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                                                     MSF
  MSF T. ROWE PRICE MSF BARCLAYS CAPITAL  MSF MORGAN STANLEY         MSF RUSSELL        MSF JENNISON    NEUBERGER BERMAN
   LARGE CAP GROWTH AGGREGATE BOND INDEX          EAFE INDEX          2000 INDEX              GROWTH             GENESIS
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
       $ 45,774,309        $ 114,484,199        $ 65,360,236        $ 56,596,283        $ 15,400,256        $ 78,718,305
                 --                   --                  --                  --                  --                  --
                778                  556               7,593                  --               8,145                  --
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
         45,775,087          114,484,755          65,367,829          56,596,283          15,408,401          78,718,305
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                   --                  --                  56                  --                 209
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
                 --                   --                  --                  56                  --                 209
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
       $ 45,775,087        $ 114,484,755        $ 65,367,829        $ 56,596,227        $ 15,408,401        $ 78,718,096
=================== ==================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                     MSF METLIFE   MSF LOOMIS SAYLES       MSF BLACKROCK           MSF DAVIS
                             MID CAP STOCK INDEX    SMALL CAP GROWTH     LARGE CAP VALUE       VENTURE VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 65,795,207         $ 7,430,424        $ 12,899,195        $ 57,904,626
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                       855                  17                  --               5,992
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   65,796,062           7,430,441          12,899,195          57,910,618
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        --                  --                  58                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      --                  --                  58                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 65,796,062         $ 7,430,441        $ 12,899,137        $ 57,910,618
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                                            MSF WESTERN
                          MSF BLACKROCK                                                                ASSET MANAGEMENT
  MSF LOOMIS SAYLES    LEGACY LARGE CAP       MSF BLACKROCK              MSF FI     MSF MET/ARTISAN      STRATEGIC BOND
     SMALL CAP CORE              GROWTH         BOND INCOME       VALUE LEADERS       MID CAP VALUE       OPPORTUNITIES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 18,282,804         $ 7,322,522        $ 84,862,621         $ 6,488,970        $ 46,594,384        $ 23,786,569
                 --                  --                  --                  --                  --                  --
                 26                   1                 215                  --               6,757                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         18,282,830           7,322,523          84,862,836           6,488,970          46,601,141          23,786,569
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 46                  --                  --                  38                  --                  67
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 46                  --                  --                  38                  --                  67
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 18,282,784         $ 7,322,523        $ 84,862,836         $ 6,488,932        $ 46,601,141        $ 23,786,502
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                     MSF WESTERN                                                 MSF METLIFE
                                ASSET MANAGEMENT       MSF BLACKROCK             MSF MFS        CONSERVATIVE
                                 U.S. GOVERNMENT        MONEY MARKET        TOTAL RETURN          ALLOCATION
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 16,633,677        $ 29,829,068         $ 7,708,232         $ 4,036,490
  Accrued dividends                           --                  58                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                  --                  40                   6
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   16,633,677          29,829,126           7,708,272           4,036,496
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        26              10,790                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      26              10,790                  --                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 16,633,651        $ 29,818,336         $ 7,708,272         $ 4,036,496
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                               MSF METLIFE
    CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION   JANUS ASPEN JANUS JANUS ASPEN BALANCED
INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- --------------------- --------------------- ------------------- --------------------
        $ 6,925,753        $ 37,214,364          $ 65,064,142          $ 13,599,650         $ 7,832,027          $ 2,526,893
                 --                  --                    --                    --                  --                   --
                 --                  --                    --                    --                  --                   --
------------------- ------------------- --------------------- --------------------- ------------------- --------------------
          6,925,753          37,214,364            65,064,142            13,599,650           7,832,027            2,526,893
------------------- ------------------- --------------------- --------------------- ------------------- --------------------
                 52                  33                    73                     1                  25                   34
------------------- ------------------- --------------------- --------------------- ------------------- --------------------
                 52                  33                    73                     1                  25                   34
------------------- ------------------- --------------------- --------------------- ------------------- --------------------
        $ 6,925,701        $ 37,214,331          $ 65,064,069          $ 13,599,649         $ 7,832,002          $ 2,526,859
=================== =================== ===================== ===================== =================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                             INVESCO V.I.         INVESCO V.I.
                               JANUS ASPEN FORTY JANUS ASPEN OVERSEAS  GLOBAL REAL ESTATE INTERNATIONAL GROWTH
                             INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                             ------------------- -------------------- ------------------- --------------------
ASSETS:
  Investments at fair value          $ 1,212,504            $ 375,924         $ 1,597,811            $ 272,422
  Accrued dividends                           --                   --                  --                   --
  Due from Metropolitan Life
     Insurance Company                       264                   --                  --                   --
                             ------------------- -------------------- ------------------- --------------------
       Total Assets                    1,212,768              375,924           1,597,811              272,422
                             ------------------- -------------------- ------------------- --------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        --                   73                 700                   11
                             ------------------- -------------------- ------------------- --------------------
       Total Liabilities                      --                   73                 700                   11
                             ------------------- -------------------- ------------------- --------------------
NET ASSETS                           $ 1,212,768            $ 375,851         $ 1,597,111            $ 272,411
                             =================== ==================== =================== ====================

The accompanying notes are an integral part of these financial statements.

                                                                          FTVIPT              FTVIPT   ALLIANCEBERNSTEIN
       INVESCO V.I.        INVESCO V.I.    FTVIPT TEMPLETON        MUTUAL GLOBAL    TEMPLETON GLOBAL              GLOBAL
         GOVERNMENT VAN KAMPEN COMSTOCK  FOREIGN SECURITIES DISCOVERY SECURITIES     BOND SECURITIES     THEMATIC GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 105,717            $ 32,084         $ 9,245,237            $ 967,460             $ 3,730           $ 119,520
                 --                  --                  --                   --                  --                  --
                 --                  --                  --                   --                  --                  --
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
            105,717              32,084           9,245,237              967,460               3,730             119,520
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  4                  --                 543                  128                   2                  32
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  4                  --                 543                  128                   2                  32
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 105,713            $ 32,084         $ 9,244,694            $ 967,332             $ 3,728           $ 119,488
=================== =================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                               ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN        FIDELITY VIP  FIDELITY VIP ASSET
                               INTERMEDIATE BOND INTERNATIONAL VALUE          CONTRAFUND     MANAGER: GROWTH
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 43,368             $ 1,357         $ 2,677,586         $ 1,905,663
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       43,368               1,357           2,677,586           1,905,663
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       103                  --                 213                  55
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     103                  --                 213                  55
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 43,265             $ 1,357         $ 2,677,373         $ 1,905,608
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP
         INVESTMENT        FIDELITY VIP        FIDELITY VIP                             FIDELITY VIP        FIDELITY VIP
         GRADE BOND       EQUITY-INCOME         HIGH INCOME FIDELITY VIP MID CAP        FREEDOM 2010        FREEDOM 2020
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 535,348           $ 202,704             $ 4,568            $ 462,038            $ 31,863           $ 738,709
                 --                  --                  --                   --                  --                  --
                 --                  --                  --                   --                  --                  --
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
            535,348             202,704               4,568              462,038              31,863             738,709
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  4                  14                   3                    7                   3                   7
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
                  4                  14                   3                    7                   3                   7
------------------- ------------------- ------------------- -------------------- ------------------- -------------------
          $ 535,344           $ 202,690             $ 4,565            $ 462,031            $ 31,860           $ 738,702
=================== =================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                              AMERICAN FUNDS
                                    FIDELITY VIP      AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL
                                    FREEDOM 2030              GROWTH       GROWTH-INCOME      CAPITALIZATION
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 108,198       $ 127,437,891        $ 73,861,244        $ 67,405,396
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                      108,198         127,437,891          73,861,244          67,405,396
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         7                  36                  50                  43
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       7                  36                  50                  43
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 108,191       $ 127,437,855        $ 73,861,194        $ 67,405,353
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                             AMERICAN FUNDS
     AMERICAN FUNDS      AMERICAN FUNDS U.S. GOVERNMENT/AAA  MIST T. ROWE PRICE   MIST MFS RESEARCH          MIST PIMCO
               BOND       INTERNATIONAL    RATED SECURITIES      MID CAP GROWTH       INTERNATIONAL        TOTAL RETURN
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 4,365,046           $ 809,630            $ 37,834        $ 21,234,919        $ 13,920,146        $ 46,602,305
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                 672                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          4,365,046             809,630              37,834          21,234,919          13,920,818          46,602,305
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 15                   5                   4                  11                  --                  43
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 15                   5                   4                  11                  --                  43
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 4,365,031           $ 809,625            $ 37,830        $ 21,234,908        $ 13,920,818        $ 46,602,262
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                        MIST RCM    MIST LORD ABBETT         MIST LAZARD        MIST INVESCO
                                      TECHNOLOGY      BOND DEBENTURE             MID CAP    SMALL CAP GROWTH
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 16,113,864        $ 27,673,394         $ 5,585,177         $ 4,469,864
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        22                 336                  --                  34
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   16,113,886          27,673,730           5,585,177           4,469,898
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        --                  --                  53                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      --                  --                  53                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 16,113,886        $ 27,673,730         $ 5,585,124         $ 4,469,898
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST           MIST LEGG
     HARRIS OAKMARK   MASON CLEARBRIDGE    MIST LORD ABBETT        MIST CLARION MIST MORGAN STANLEY    MIST LORD ABBETT
      INTERNATIONAL   AGGRESSIVE GROWTH   GROWTH AND INCOME  GLOBAL REAL ESTATE      MID CAP GROWTH       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 31,544,692         $ 7,832,599         $ 6,220,899        $ 21,155,496       $ 203,751,581           $ 111,198
                 --                  --                  --                  --                  --                  --
                  6                  --               3,162               5,068               3,350                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         31,544,698           7,832,599           6,224,061          21,160,564         203,754,931             111,198
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  23                  --                  --                  --                   8
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  23                  --                  --                  --                   8
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 31,544,698         $ 7,832,576         $ 6,224,061        $ 21,160,564       $ 203,754,931           $ 111,190
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                               MIST THIRD AVENUE     MIST OPPENHEIMER     MIST LEGG MASON           MIST SSGA
                                 SMALL CAP VALUE CAPITAL APPRECIATION        VALUE EQUITY          GROWTH ETF
                             INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- -------------------- ------------------- -------------------
ASSETS:
  Investments at fair value          $ 1,575,617          $ 1,779,584         $ 4,606,141         $ 2,679,337
  Accrued dividends                           --                   --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                   27                  --                  44
                             ------------------- -------------------- ------------------- -------------------
       Total Assets                    1,575,617            1,779,611           4,606,141           2,679,381
                             ------------------- -------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        28                   --                  39                  --
                             ------------------- -------------------- ------------------- -------------------
       Total Liabilities                      28                   --                  39                  --
                             ------------------- -------------------- ------------------- -------------------
NET ASSETS                           $ 1,575,589          $ 1,779,611         $ 4,606,102         $ 2,679,381
                             =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                   MIST                                                                            MIST
   MIST SSGA GROWTH     PIMCO INFLATION      MIST BLACKROCK                             MIST DREMAN      AMERICAN FUNDS
     AND INCOME ETF      PROTECTED BOND      LARGE CAP CORE    MIST JANUS FORTY     SMALL CAP VALUE BALANCED ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 3,818,872         $ 8,812,603       $ 309,489,156        $ 14,254,609            $ 27,493           $ 427,408
                 --                  --                  --                  --                  --                  --
                 35                  --                 380                  46                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          3,818,907           8,812,603         309,489,536          14,254,655              27,493             427,408
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  65                  --                  --                   4                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  65                  --                  --                   4                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 3,818,907         $ 8,812,538       $ 309,489,536        $ 14,254,655            $ 27,489           $ 427,406
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                            MIST                MIST
                                  AMERICAN FUNDS      AMERICAN FUNDS   MIST MET/FRANKLIN   MIST MET/FRANKLIN
                               GROWTH ALLOCATION MODERATE ALLOCATION              INCOME       MUTUAL SHARES
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 706,302           $ 250,096           $ 151,294            $ 57,045
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                      706,302             250,096             151,294              57,045
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         2                   2                   2                   3
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       2                   2                   2                   3
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 706,300           $ 250,094           $ 151,292            $ 57,042
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

  MIST MET/FRANKLIN
 TEMPLETON FOUNDING  MIST MET/TEMPLETON                                AMERICAN        DELAWARE VIP         DREYFUS VIF
           STRATEGY              GROWTH   MIST PIONEER FUND    CENTURY VP VISTA     SMALL CAP VALUE INTERNATIONAL VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 260,281            $ 48,494           $ 245,287            $ 69,257           $ 385,135           $ 231,499
                 --                  --                  --                  --                  --                  --
                 --                  --                 573               4,898                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            260,281              48,494             245,860              74,155             385,136             231,499
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   2                  --                  --                  --                  35
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   2                  --                  --                  --                  35
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 260,280            $ 48,492           $ 245,860            $ 74,155           $ 385,136           $ 231,464
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                       GOLDMAN SACHS
                                   GOLDMAN SACHS          STRUCTURED             MFS VIT             MFS VIT
                                   MID CAP VALUE    SMALL CAP EQUITY         HIGH INCOME       GLOBAL EQUITY
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 367,130            $ 51,282           $ 132,571           $ 226,835
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                      367,130              51,282             132,571             226,835
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        41                  30                 462                  41
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      41                  30                 462                  41
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 367,089            $ 51,252           $ 132,109           $ 226,794
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

            MFS VIT             MFS VIT      WELLS FARGO VT         PIONEER VCT         PIONEER VCT
      NEW DISCOVERY VALUE                 TOTAL RETURN BOND    EMERGING MARKETS       MID CAP VALUE     ROYCE MICRO-CAP
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 134,934            $ 79,100         $ 1,081,377           $ 983,753            $ 99,492           $ 348,710
                 --                  --                  --                  --                  --                  --
                 --                  --                  38                 413                  --                  --
------------------- ----- ------------- ------------------- ------------------- ------------------- -------------------
            134,934              79,100           1,081,415             984,166              99,492             348,710
------------------- ----- ------------- ------------------- ------------------- ------------------- -------------------
                 11                   5                  --                  --                  14                   1
------------------- ----- ------------- ------------------- ------------------- ------------------- -------------------
                 11                   5                  --                  --                  14                   1
------------------- ----- ------------- ------------------- ------------------- ------------------- -------------------
          $ 134,923            $ 79,095         $ 1,081,415           $ 984,166            $ 99,478           $ 348,709
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                                        UIF EMERGING        UIF EMERGING           PIMCO VIT
                                 ROYCE SMALL-CAP        MARKETS DEBT      MARKETS EQUITY        LOW DURATION
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value            $ 393,156             $ 7,345           $ 197,670           $ 762,323
  Accrued dividends                           --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                 208
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                      393,156               7,345             197,670             762,531
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        14                   2                   1                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      14                   2                   1                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                             $ 393,142             $ 7,343           $ 197,669           $ 762,531
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                          MSF BLACKROCK DIVERSIFIED
                                                                                INVESTMENT DIVISION
                                                          -------------------------------------------------------------
                                                                  2010                         2009             2008
                                                          --------------- ---------------------------- ----------------
INVESTMENT INCOME:
     Dividends                                             $ 4,856,230                 $ 12,214,068      $ 8,110,111
                                                          --------------- ---------------------------- ----------------
EXPENSES:
     Mortality and expense risk charges                      2,202,890                    2,044,120        2,489,583
                                                          --------------- ---------------------------- ----------------
        Total expenses                                       2,202,890                    2,044,120        2,489,583
                                                          --------------- ---------------------------- ----------------
           Net investment income (loss)                      2,653,340                   10,169,948        5,620,528
                                                          --------------- ---------------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                    --                           --        3,156,956
     Realized gains (losses) on sale of investments         (1,951,136)                  (4,609,576)      (1,882,360)
                                                          --------------- ---------------------------- ----------------
           Net realized gains (losses)                      (1,951,136)                  (4,609,576)       1,274,596
                                                          --------------- ---------------------------- ----------------
     Change in unrealized gains (losses) on investments     20,635,275                   31,028,944      (90,018,067)
                                                          --------------- ---------------------------- ----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      18,684,139                   26,419,368      (88,743,471)
                                                          --------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 21,337,479                 $ 36,589,316    $ (83,122,943)
                                                          =============== ============================ ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

           MSF BLACKROCK AGGRESSIVE GROWTH                                 MSF METLIFE STOCK INDEX
                INVESTMENT DIVISION                                            INVESTMENT DIVISION
---------------------------------------------------------- ------------------------------------------------------------
        2010                   2009                2008            2010                       2009              2008
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
   $ 125,813              $ 309,682                $ --    $ 10,671,016               $ 13,698,992      $ 12,272,736
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
   1,617,041              1,367,142           1,837,501       4,862,670                  4,016,527         5,062,149
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
   1,617,041              1,367,142           1,837,501       4,862,670                  4,016,527         5,062,149
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
  (1,491,228)            (1,057,460)         (1,837,501)      5,808,346                  9,682,465         7,210,587
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
          --                     --                  --              --                 10,241,628        26,321,788
     451,106             (3,328,441)            740,184      (5,405,568)               (11,218,400)       (1,738,927)
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
     451,106             (3,328,441)            740,184      (5,405,568)                  (976,772)       24,582,861
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
  26,312,677             66,805,065        (115,833,611)     82,259,608                112,925,652      (312,125,621)
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
  26,763,783             63,476,624        (115,093,427)     76,854,040                111,948,880      (287,542,760)
--------------- ---------------------- ------------------- --------------- -------------------------- -----------------
$ 25,272,555           $ 62,419,164      $ (116,930,928)   $ 82,662,386              $ 121,631,345    $ (280,332,173)
=============== ====================== =================== =============== ========================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MSF ARTIO INTERNATIONAL STOCK
                                                                         INVESTMENT DIVISION
                                                          --------------------------------------------------------
                                                                 2010                   2009               2008
                                                          -------------- ---------------------- ------------------
INVESTMENT INCOME:
     Dividends                                              $ 672,423              $ 284,863        $ 1,797,231
                                                          -------------- ---------------------- ------------------
EXPENSES:
     Mortality and expense risk charges                       360,189                333,983            477,710
                                                          -------------- ---------------------- ------------------
        Total expenses                                        360,189                333,983            477,710
                                                          -------------- ---------------------- ------------------
           Net investment income (loss)                       312,234                (49,120)         1,319,521
                                                          -------------- ---------------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --          6,924,494
     Realized gains (losses) on sale of investments        (1,030,425)            (2,053,375)          (470,754)
                                                          -------------- ---------------------- ------------------
           Net realized gains (losses)                     (1,030,425)            (2,053,375)         6,453,740
                                                          -------------- ---------------------- --- --------------
     Change in unrealized gains (losses) on investments     3,370,719             10,298,349        (39,671,178)
                                                          -------------- ---------------------- ------------------
     Net realized and change in unrealized gains (losses)
        on investments                                      2,340,294              8,244,974        (33,217,438)
                                                          -------------- ---------------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 2,652,528            $ 8,195,854      $ (31,897,917)
                                                          ============== ====================== ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        MSF T. ROWE PRICE SMALL CAP GROWTH                         MSF OPPENHEIMER GLOBAL EQUITY
                INVESTMENT DIVISION                                   INVESTMENT DIVISION
--------------------------------------------------------- -----------------------------------------------------
        2010                   2009               2008           2010                2009               2008
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
        $ --              $ 200,547               $ --      $ 612,821           $ 852,361          $ 913,382
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
     769,902                477,748            578,209        297,201             258,416            333,397
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
     769,902                477,748            578,209        297,201             258,416            333,397
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
    (769,902)              (277,201)          (578,209)       315,620             593,945            579,985
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
          --              1,576,442         14,302,639             --                  --          1,578,466
     562,971             (1,108,337)          (118,445)       362,727            (362,452)           228,413
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
     562,971                468,105         14,184,194        362,727            (362,452)         1,806,879
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
  22,601,563             19,138,611        (44,529,670)     5,192,068          11,124,292        (23,254,667)
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
  23,164,534             19,606,716        (30,345,476)     5,554,795          10,761,840        (21,447,788)
--------------- ---------------------- ------------------ ----------- ---------------------- ------------------
$ 22,394,632           $ 19,329,515      $ (30,923,685)   $ 5,870,415        $ 11,355,785      $ (20,867,803)
=============== ====================== ================== =========== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                               MSF MFS VALUE
                                                                         INVESTMENT DIVISION
                                                          ------------------------------------------------------
                                                                 2010                   2009             2008
                                                          -------------- ---------------------- ----------------
INVESTMENT INCOME:
     Dividends                                              $ 713,180                   $ --        $ 994,357
                                                          -------------- ---------------------- ----------------
EXPENSES:
     Mortality and expense risk charges                       457,584                360,654          433,021
                                                          -------------- ---------------------- ----------------
        Total expenses                                        457,584                360,654          433,021
                                                          -------------- ---------------------- ----------------
           Net investment income (loss)                       255,596               (360,654)         561,336
                                                          -------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --       11,141,028
     Realized gains (losses) on sale of investments          (425,864)              (877,734)      (6,522,665)
                                                          -------------- ---------------------- ----------------
           Net realized gains (losses)                       (425,864)              (877,734)       4,618,363
                                                          -------------- ---------------------- ----------------
     Change in unrealized gains (losses) on investments     5,358,513              9,493,542      (26,124,726)
                                                          -------------- ---------------------- ----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      4,932,649              8,615,808      (21,506,363)
                                                          -------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 5,188,245            $ 8,255,154    $ (20,945,027)
                                                          ============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        MSF NEUBERGER BERMAN MID CAP VALUE                       MSF T. ROWE PRICE LARGE CAP GROWTH
                INVESTMENT DIVISION                                      INVESTMENT DIVISION
--------------------------------------------------------- --------------------------------------------------------
        2010                   2009               2008           2010                   2009               2008
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
   $ 569,862              $ 813,259          $ 575,882      $ 113,187              $ 224,945          $ 256,837
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
     570,197                440,022            576,904        373,672                295,919            353,556
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
     570,197                440,022            576,904        373,672                295,919            353,556
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
        (335)               373,237             (1,022)      (260,485)               (70,974)           (96,719)
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
          --                 16,184            827,106             --                     --          2,456,006
      12,235             (1,401,599)          (361,462)       253,453               (485,740)           109,779
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
      12,235             (1,385,415)           465,644        253,453               (485,740)         2,565,785
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
  15,949,723             21,838,137        (39,787,375)     6,370,252             13,392,122        (24,832,884)
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
  15,961,958             20,452,722        (39,321,731)     6,623,705             12,906,382        (22,267,099)
--------------- ---------------------- ------------------ -------------- ---------------------- ------------------
$ 15,961,623           $ 20,825,959      $ (39,322,753)   $ 6,363,220           $ 12,835,408      $ (22,363,818)
=============== ====================== ================== ============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                          MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                      INVESTMENT DIVISION
                                                          ---------------------------------------------------
                                                                 2010                2009                2008
                                                          ----------- ---------------------- ----------------
INVESTMENT INCOME:
     Dividends                                            $ 4,039,520         $ 5,910,030         $ 4,492,337
                                                          ----------- ---------------------- ----------------
EXPENSES:
     Mortality and expense risk charges                       904,600             732,517             746,783
                                                          ----------- ---------------------- ----------------
        Total expenses                                        904,600             732,517             746,783
                                                          ----------- ---------------------- ----------------
           Net investment income (loss)                     3,134,920           5,177,513           3,745,554
                                                          ----------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                  --                  --
     Realized gains (losses) on sale of investments           613,564             195,723             578,961
                                                          ----------- ---------------------- ----------------
           Net realized gains (losses)                        613,564             195,723             578,961
                                                          ----------- ---------------------- ----------------
     Change in unrealized gains (losses) on investments     1,607,603          (1,139,158)            873,489
                                                          ----------- ---------------------- ----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      2,221,167            (943,435)          1,452,450
                                                          ----------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 5,356,087         $ 4,234,078         $ 5,198,004
                                                          =========== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            MSF MORGAN STANLEY EAFE INDEX                                MSF RUSSELL 2000 INDEX
               INVESTMENT DIVISION                                          INVESTMENT DIVISION
-------------------------------------------------------- ----------------------------------------------------------
       2010                   2009               2008            2010                      2009             2008
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
$ 1,568,147            $ 2,127,820        $ 1,719,052       $ 547,888                 $ 812,284        $ 619,536
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
    524,541                418,461            488,801         378,183                   318,144          395,877
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
    524,541                418,461            488,801         378,183                   318,144          395,877
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
  1,043,606              1,709,359          1,230,251         169,705                   494,140          223,659
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
         --                345,458          2,375,115              --                 1,106,089        2,430,488
   (236,046)              (800,654)           523,799         (66,857)               (1,035,970)        (448,303)
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
   (236,046)              (455,196)         2,898,914         (66,857)                   70,119        1,982,185
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
  3,674,685             11,844,795        (35,342,222)     11,828,973                 9,093,620      (21,357,274)
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
  3,438,639             11,389,599        (32,443,308)     11,762,116                 9,163,739      (19,375,089)
-------------- ---------------------- ------------------ --------------- ------------------------- ----------------
$ 4,482,245           $ 13,098,958      $ (31,213,057)   $ 11,931,821               $ 9,657,879    $ (19,151,430)
============== ====================== ================== =============== ========================= ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                         MSF JENNISON GROWTH
                                                                         INVESTMENT DIVISION
                                                          -------------- ---------------------- ---------------
                                                                 2010                   2009            2008
                                                          -------------- ---------------------- ---------------
INVESTMENT INCOME:
     Dividends                                               $ 82,750               $ 21,249       $ 321,658
                                                          -------------- ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                       116,354                 96,459         112,222
                                                          -------------- ---------------------- ---------------
        Total expenses                                        116,354                 96,459         112,222
                                                          -------------- ---------------------- ---------------
           Net investment income (loss)                       (33,604)               (75,210)        209,436
                                                          -------------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --       1,109,205
     Realized gains (losses) on sale of investments            17,747               (140,559)         (8,418)
                                                          -------------- ---------------------- ---------------
           Net realized gains (losses)                         17,747               (140,559)      1,100,787
                                                          -------------- ---------------------- ---------------
     Change in unrealized gains (losses) on investments     1,535,759              4,015,386      (7,064,823)
                                                          -------------- ---------------------- ---------------
     Net realized and change in unrealized gains (losses)
        on investments                                      1,553,506              3,874,827      (5,964,036)
                                                          -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 1,519,902            $ 3,799,617    $ (5,754,600)
                                                          ============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

              MSF NEUBERGER BERMAN GENESIS                        MSF METLIFE MID CAP STOCK INDEX
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------------------------------------------------- ------------------------------------------------------
        2010                   2009               2008            2010                2009               2008
--------------- ---------------------- ------------------ ------------ ---------------------- ------------------
   $ 353,007              $ 663,127          $ 450,385       $ 562,548           $ 810,735          $ 771,366
--------------- ---------------------- ------------------ ------------ ---------------------- ------------------
     628,387                512,489            713,800         473,626             374,527            446,840
--------------- ---------------------- ------------------ ------------ ---------------------- ------------------
     628,387                512,489            713,800         473,626             374,527            446,840
--------------- ---------------------- ------------------ ------------ ---------------------- ------------------
    (275,380)               150,638           (263,415)         88,922             436,208            324,526
--------------- ---------------------- ------------------ ------------ ---------------------- ------------------
          --                     --          8,172,204          70,909           1,783,617          5,083,631
  (2,085,738)            (2,703,187)        (2,015,489)        177,461          (1,475,288)          (306,285)
--------------- ---------------------- ------------------ ------------ ---------------------- ------------------
  (2,085,738)            (2,703,187)         6,156,715         248,370             308,329          4,777,346
--------------- ---------------------- --- -------------- ------------ ---------------------- --- --------------
  15,927,942             10,045,644        (44,228,185)     12,893,844          13,600,526        (28,232,883)
--------------- ---------------------- --- -------------- ------------ ---------------------- --- --------------
  13,842,204              7,342,457        (38,071,470)     13,142,214          13,908,855        (23,455,537)
--------------- ---------------------- --- -------------- ------------ ---------------------- --- --------------
$ 13,566,824            $ 7,493,095      $ (38,334,885)   $ 13,231,136        $ 14,345,063      $ (23,131,011)
=============== ====================== ================== ============ ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                 MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                         INVESTMENT DIVISION
                                                          -------------------------------------------------------
                                                                 2010                   2009              2008
                                                          -------------- ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                                                   $ --                   $ --              $ --
                                                          -------------- ---------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                        51,755                 39,304            48,690
                                                          -------------- ---------------------- -----------------
        Total expenses                                         51,755                 39,304            48,690
                                                          -------------- ---------------------- -----------------
           Net investment income (loss)                       (51,755)               (39,304)          (48,690)
                                                          -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --           589,617
     Realized gains (losses) on sale of investments           (47,680)              (219,528)         (127,526)
                                                          -------------- ---------------------- -----------------
           Net realized gains (losses)                        (47,680)              (219,528)          462,091
                                                          -------------- ---------------------- -----------------
     Change in unrealized gains (losses) on investments     1,843,398              1,519,136        (3,371,627)
                                                          -------------- ---------------------- -----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      1,795,718              1,299,608        (2,909,536)
                                                          -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 1,743,963            $ 1,260,304      $ (2,958,226)
                                                          ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK LARGE CAP VALUE                           MSF DAVIS VENTURE VALUE
               INVESTMENT DIVISION                                      INVESTMENT DIVISION
------------------------------------------------------- -------------------------------------------------------
       2010                   2009              2008           2010                    2009             2008
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
  $ 122,314              $ 155,310          $ 93,435      $ 534,093               $ 679,120        $ 686,382
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
     95,279                 81,859            96,194        444,758                 366,383          433,758
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
     95,279                 81,859            96,194        444,758                 366,383          433,758
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
     27,035                 73,451            (2,759)        89,335                 312,737          252,624
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
         --                     --           181,207             --                      --          285,719
   (263,466)              (513,587)         (190,470)       191,969                (723,952)          (1,167)
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
   (263,466)              (513,587)           (9,263)       191,969                (723,952)         284,552
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
  1,265,453              1,615,283        (4,899,187)     5,562,556              12,907,686      (24,908,606)
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
  1,001,987              1,101,696        (4,908,450)     5,754,525              12,183,734      (24,624,054)
-------------- ---------------------- ----------------- ----------- -------------------------- ----------------
$ 1,029,022            $ 1,175,147      $ (4,911,209)   $ 5,843,860            $ 12,496,471    $ (24,371,430)
============== ====================== ================= =========== ========================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                   MSF LOOMIS SAYLES SMALL CAP CORE
                                                                         INVESTMENT DIVISION
                                                          -------------------------------------------------------
                                                                 2010                   2009              2008
                                                          -------------- ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                                               $ 14,765               $ 34,048              $ --
                                                          -------------- ---------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                       127,370                100,553           116,679
                                                          -------------- ---------------------- -----------------
        Total expenses                                        127,370                100,553           116,679
                                                          -------------- ---------------------- -----------------
           Net investment income (loss)                      (112,605)               (66,505)         (116,679)
                                                          -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --         2,223,393
     Realized gains (losses) on sale of investments           (55,224)              (439,969)         (217,249)
                                                          -------------- ---------------------- -----------------
           Net realized gains (losses)                        (55,224)              (439,969)        2,006,144
                                                          -------------- ---------------------- -----------------
     Change in unrealized gains (losses) on investments     4,065,140              3,809,050        (7,889,493)
                                                          -------------- ---------------------- -----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      4,009,916              3,369,081        (5,883,349)
                                                          -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 3,897,311            $ 3,302,576      $ (6,000,028)
                                                          ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

    MSF BLACKROCK LEGACY LARGE CAP GROWTH                            MSF BLACKROCK BOND INCOME
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
------------------------------------------------------- ----------------------------------------------------
       2010                   2009              2008           2010                2009              2008
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
   $ 14,175               $ 29,634          $ 18,838    $ 3,345,493         $ 5,731,533       $ 4,557,033
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
     52,945                 35,213            37,105        675,543             651,039           710,910
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
     52,945                 35,213            37,105        675,543             651,039           710,910
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
    (38,770)                (5,579)          (18,267)     2,669,950           5,080,494         3,846,123
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
         --                     --                --             --                  --                --
     75,641               (146,284)         (120,478)        24,746            (553,787)         (261,951)
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
     75,641               (146,284)         (120,478)        24,746            (553,787)         (261,951)
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
  1,107,022              1,684,656        (1,924,420)     3,372,816           2,142,811        (7,357,146)
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
  1,182,663              1,538,372        (2,044,898)     3,397,562           1,589,024        (7,619,097)
-------------- ---------------------- ----------------- ----------- ---------------------- -----------------
$ 1,143,893            $ 1,532,793      $ (2,063,165)   $ 6,067,512         $ 6,669,518      $ (3,772,974)
============== ====================== ================= =========== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       MSF FI VALUE LEADERS
                                                                        INVESTMENT DIVISION
                                                          ----------------------------------------------------
                                                               2010                    2009            2008
                                                          ------------ ----------------------- ---------------
INVESTMENT INCOME:
     Dividends                                             $ 90,469               $ 128,519       $ 109,493
                                                          ------------ ----------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      48,155                  38,405          47,319
                                                          ------------ ----------------------- ---------------
        Total expenses                                       48,155                  38,405          47,319
                                                          ------------ ----------------------- ---------------
           Net investment income (loss)                      42,314                  90,114          62,174
                                                          ------------ ----------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --                      --         594,849
     Realized gains (losses) on sale of investments        (145,291)               (259,906)       (183,807)
                                                          ------------ ----------------------- ---------------
           Net realized gains (losses)                     (145,291)               (259,906)        411,042
                                                          ------------ ----------------------- ---------------
     Change in unrealized gains (losses) on investments     885,079               1,128,894      (3,184,937)
                                                          ------------ ----------------------- ---------------
     Net realized and change in unrealized gains (losses)
        on investments                                      739,788                 868,988      (2,773,895)
                                                          ------------ ----------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 782,102               $ 959,102    $ (2,711,721)
                                                          ============ ======================= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            MSF MET/ARTISAN MID CAP VALUE                MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
               INVESTMENT DIVISION                                   INVESTMENT DIVISION
-------------------------------------------------------- ------------------------------------------------------------
       2010                   2009               2008           2010                2009                      2008
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
  $ 314,548              $ 390,395          $ 164,568    $ 1,333,421         $ 1,175,403                 $ 717,999
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
    362,293                295,816            374,696        182,131             148,016                   147,435
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
    362,293                295,816            374,696        182,131             148,016                   147,435
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
    (47,745)                94,579           (210,128)     1,151,290           1,027,387                   570,564
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
         --                     --          5,071,026             --             518,778                   105,934
   (887,093)            (2,074,439)          (724,686)        71,403            (136,510)                 (211,377)
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
   (887,093)            (2,074,439)         4,346,340         71,403             382,268                  (105,443)
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
  6,661,231             14,134,862        (29,274,257)     1,196,007           3,433,572                (3,452,504)
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
  5,774,138             12,060,423        (24,927,917)     1,267,410           3,815,840                (3,557,947)
-------------- ---------------------- ------------------ ----------- ---------------------- -------------------------
$ 5,726,393           $ 12,155,002      $ (25,138,045)   $ 2,418,700         $ 4,843,227              $ (2,987,383)
============== ====================== ================== =========== ====================== =========================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                          MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                    INVESTMENT DIVISION
                                                          -----------------------------------------------
                                                               2010                2009           2008
                                                          --------- ---------------------- --------------
INVESTMENT INCOME:
     Dividends                                            $ 448,826           $ 714,343      $ 678,587
                                                          --------- ---------------------- --------------
EXPENSES:
     Mortality and expense risk charges                     134,214             131,035        132,608
                                                          --------- ---------------------- --------------
        Total expenses                                      134,214             131,035        132,608
                                                          --------- ---------------------- --------------
           Net investment income (loss)                     314,612             583,308        545,979
                                                          --------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                             47,316                  --             --
     Realized gains (losses) on sale of investments           1,727             (89,029)       (26,281)
                                                          --------- ---------------------- --------------
           Net realized gains (losses)                       49,043             (89,029)       (26,281)
                                                          --------- ---------------------- --------------
     Change in unrealized gains (losses) on investments     435,726              44,105       (712,221)
                                                          --------- ---------------------- --------------
     Net realized and change in unrealized gains (losses)
        on investments                                      484,769             (44,924)      (738,502)
                                                          --------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 799,381           $ 538,384     $ (192,523)
                                                          ========= ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

              MSF BLACKROCK MONEY MARKET                        MSF MFS TOTAL RETURN
              INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- ----------------------------------------------------
      2010                   2009             2008      2010                    2009            2008
------------- ---------------------- ------------- ------------ ----------------------- ---------------
   $ 3,600              $ 269,650      $ 1,783,326 $ 217,114               $ 230,711       $ 192,751
------------- ---------------------- ------------- ------------ ----------------------- ---------------
   304,506                280,999          287,148    86,631                  51,498          44,824
------------- ---------------------- ------------- ------------ ----------------------- ---------------
   304,506                280,999          287,148    86,631                  51,498          44,824
------------- ---------------------- ------------- ------------ ----------------------- ---------------
  (300,906)               (11,349)       1,496,178   130,483                 179,213         147,927
------------- ---------------------- ------------- ------------ ----------------------- ---------------
        --                     --               --        --                      --         418,385
        --                     --               --   (99,947)               (173,243)       (118,819)
------------- ---------------------- ------------- ------------ ----------------------- ---------------
        --                     --               --   (99,947)               (173,243)        299,566
------------- ---------------------- --- --------- ------------ ----------------------- ---------------
        --                     --               --   568,242                 937,515      (1,824,737)
------------- ---------------------- --- --------- ------------ ----------------------- ---------------
        --                     --               --   468,295                 764,272      (1,525,171)
------------- ---------------------- --- --------- ------------ ----------------------- ---------------
$ (300,906)             $ (11,349)     $ 1,496,178 $ 598,778               $ 943,485    $ (1,377,244)
============= ====================== ============= ============ ======================= ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MSF METLIFE CONSERVATIVE ALLOCATION
                                                                    INVESTMENT DIVISION
                                                          ------------------------------------------------
                                                               2010                2009            2008
                                                          --------- ---------------------- ---------------
INVESTMENT INCOME:
     Dividends                                            $ 102,209            $ 56,682        $ 27,593
                                                          --------- ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      21,942              14,419          17,503
                                                          --------- ---------------------- ---------------
        Total expenses                                       21,942              14,419          17,503
                                                          --------- ---------------------- ---------------
           Net investment income (loss)                      80,267              42,263          10,090
                                                          --------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --              10,668          19,805
     Realized gains (losses) on sale of investments          46,459              (4,941)       (164,759)
                                                          --------- ---------------------- ---------------
           Net realized gains (losses)                       46,459               5,727        (144,954)
                                                          --------- ---------------------- ---------------
     Change in unrealized gains (losses) on investments     119,161             276,504        (182,260)
                                                          --------- ---------------------- ---------------
     Net realized and change in unrealized gains (losses)
        on investments                                      165,620             282,231        (327,214)
                                                          --------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 245,887           $ 324,494      $ (317,124)
                                                          ========= ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION           MSF METLIFE MODERATE ALLOCATION
          INVESTMENT DIVISION                                  INVESTMENT DIVISION
-------------------------------------------------- ----------------------------------------------------
     2010                2009              2008           2010                2009              2008
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
$ 193,442           $ 133,159          $ 46,035      $ 877,469           $ 699,782         $ 202,771
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
   46,556              35,274            30,609        264,549             193,170           165,213
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
   46,556              35,274            30,609        264,549             193,170           165,213
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
  146,886              97,885            15,426        612,920             506,612            37,558
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
       --              27,807            39,596             --             337,203           246,852
   32,319             (95,953)          (49,375)        17,779            (340,090)         (436,886)
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
   32,319             (68,146)           (9,779)        17,779              (2,887)         (190,034)
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
  421,073             828,280          (847,823)     3,378,733           5,007,760        (6,087,839)
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
  453,392             760,134          (857,602)     3,396,512           5,004,873        (6,277,873)
--------- ---------------------- ----------------- ----------- ---------------------- -----------------
$ 600,278           $ 858,019        $ (842,176)   $ 4,009,432         $ 5,511,485      $ (6,240,315)
========= ====================== ================= =========== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                         INVESTMENT DIVISION
                                                          -------------- ---------------------- ----------------
                                                                 2010                   2009             2008
                                                          -------------- ---------------------- ----------------
INVESTMENT INCOME:
     Dividends                                            $ 1,283,219            $ 1,144,971        $ 302,200
                                                          -------------- ---------------------- ----------------
EXPENSES:
     Mortality and expense risk charges                       486,295                365,479          318,359
                                                          -------------- ---------------------- ----------------
        Total expenses                                        486,295                365,479          318,359
                                                          -------------- ---------------------- ----------------
           Net investment income (loss)                       796,924                779,492          (16,159)
                                                          -------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                560,846          559,864
     Realized gains (losses) on sale of investments          (102,509)              (694,062)        (384,363)
                                                          -------------- ---------------------- ----------------
           Net realized gains (losses)                       (102,509)              (133,216)         175,501
                                                          -------------- ---------------------- ----------------
     Change in unrealized gains (losses) on investments     7,116,457             10,602,923      (15,640,562)
                                                          -------------- ---------------------- ----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      7,013,948             10,469,707      (15,465,061)
                                                          -------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 7,810,872           $ 11,249,199    $ (15,481,220)
                                                          ============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        MSF METLIFE AGGRESSIVE ALLOCATION                              JANUS ASPEN JANUS
               INVESTMENT DIVISION                                   INVESTMENT DIVISION
-------------- ---------------------- --- ------------- ------------ ---------------------- ---------------
       2010                   2009              2008         2010                   2009            2008
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
  $ 132,688              $ 195,883          $ 61,269     $ 73,809               $ 28,575        $ 45,216
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
     96,768                 72,698            71,617      226,951                 22,889          28,896
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
     96,768                 72,698            71,617      226,951                 22,889          28,896
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
     35,920                123,185           (10,348)    (153,142)                 5,686          16,320
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
         --                 14,230           224,171           --                     --              --
   (132,924)              (331,533)         (133,321)      52,158                (31,201)         49,473
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
   (132,924)              (317,303)           90,850       52,158                (31,201)         49,473
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
  1,845,829              2,668,257        (4,222,544)     848,330              1,662,317      (3,051,413)
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
  1,712,905              2,350,954        (4,131,694)     900,488              1,631,116      (3,001,940)
-------------- ---------------------- ----------------- ------------ ---------------------- ---------------
$ 1,748,825            $ 2,474,139      $ (4,142,042)   $ 747,346            $ 1,636,802    $ (2,985,620)
============== ====================== ================= ============ ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    JANUS ASPEN BALANCED
                                                                     INVESTMENT DIVISION
                                                          -------------------------------------------
                                                               2010                 2009      2008
                                                          --------- -------------------- ------------
INVESTMENT INCOME:
     Dividends                                             $ 54,166             $ 14,836   $ 3,357
                                                          --------- -------------------- ------------
EXPENSES:
     Mortality and expense risk charges                      23,474                1,929       361
                                                          --------- -------------------- ------------
        Total expenses                                       23,474                1,929       361
                                                          --------- -------------------- ------------
           Net investment income (loss)                      30,692               12,907     2,996
                                                          --------- -------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --               18,519     2,380
     Realized gains (losses) on sale of investments          26,581                  655     1,314
                                                          --------- -------------------- ------------
           Net realized gains (losses)                       26,581               19,174     3,694
                                                          --------- -------------------- ------------
     Change in unrealized gains (losses) on investments      90,252               93,262   (21,788)
                                                          --------- -------------------- ------------
     Net realized and change in unrealized gains (losses)
        on investments                                      116,833              112,436   (18,094)
                                                          --------- -------------------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 147,525            $ 125,343 $ (15,098)
                                                          ========= ==================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                 JANUS ASPEN FORTY                              JANUS ASPEN OVERSEAS
               INVESTMENT DIVISION                               INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------
       2010                   2009          2008           2010                 2009   2008 (a)
-------------- ---------------------- ------------- ----------- -------------------- ------------
    $ 2,433                   $ 81          $ 53        $ 1,609                $ 413      $ --
-------------- ---------------------- ------------- ----------- -------------------- ------------
     16,448                  2,129         2,353            817                  355        44
-------------- ---------------------- ------------- ----------- -------------------- ------------
     16,448                  2,129         2,353            817                  355        44
-------------- ---------------------- ------------- ----------- -------------------- ------------
    (14,015)                (2,048)       (2,300)           792                   58       (44)
-------------- ---------------------- ------------- ----------- -------------------- ------------
         --                     --            --             --                3,372        --
     14,051                (78,622)      (93,936)         4,218               23,192      (177)
-------------- ---------------------- ------------- ----------- -------------------- ------------
     14,051                (78,622)      (93,936)         4,218               26,564      (177)
-------------- ---------------------- ------------- ----------- -------------------- ------------
     47,707                310,554      (295,412)        62,994               37,885   (18,504)
-------------- ---------------------- ------------- ----------- -------------------- ------------
     61,758                231,932      (389,348)        67,212               64,449   (18,681)
-------------- ---------------------- ------------- ----------- -------------------- ------------
   $ 47,743              $ 229,884    $ (391,648)      $ 68,004             $ 64,507 $ (18,725)
============== ====================== ============= =========== ==================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  INVESCO V.I. GLOBAL REAL ESTATE
                                                                       INVESTMENT DIVISION
                                                          ------------ ----------------------------------------
                                                               2010                   2009              2008
                                                          ------------ ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                                             $ 71,976                   $ --         $ 127,467
                                                          ------------ ---------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                      39,431                  5,813            10,120
                                                          ------------ ---------------------- -----------------
        Total expenses                                       39,431                  5,813            10,120
                                                          ------------ ---------------------- -----------------
           Net investment income (loss)                      32,545                 (5,813)          117,347
                                                          ------------ ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --                     --           197,001
     Realized gains (losses) on sale of investments        (130,047)              (698,156)         (258,510)
                                                          ------------ ---------------------- -----------------
           Net realized gains (losses)                     (130,047)              (698,156)          (61,509)
                                                          ------------ ---------------------- -----------------
     Change in unrealized gains (losses) on investments     289,353              1,038,943        (1,334,686)
                                                          ------------ ---------------------- -----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      159,306                340,787        (1,396,195)
                                                          ------------ ---------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 191,851              $ 334,974      $ (1,278,848)
                                                          ============ ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

INVESCO V.I. INTERNATIONAL GROWTH                        INVESCO V.I. GOVERNMENT
              INVESTMENT DIVISION                            INVESTMENT DIVISION
------------------------------------------ ---------------------------------------------------
       2010                       2009 (b)       2010                       2009       2008
----------- ------------------------------ ----------   -------------------------- ----------
    $ 4,364                          $ 242      $ 164                    $ 3,817    $ 2,019
----------- ------------------------------ ----------   -------------------------- ----------
        783                             29        265                        208        143
----------- ------------------------------ ----------   -------------------------- ----------
        783                             29        265                        208        143
----------- ------------------------------ ----------   -------------------------- ----------
      3,581                            213       (101)                     3,609      1,876
----------- ------------------------------ ----------   -------------------------- ----------
         --                             --         --                         --         --
      1,465                             34       (188)                      (289)    (1,270)
----------- ------------------------------ ----------   -------------------------- ----------
      1,465                             34       (188)                      (289)    (1,270)
----------- ------------------------------ ----------   -------------------------- ----------
     26,537                          2,258      4,107                     (2,868)      (983)
----------- ------------------------------ ----------   -------------------------- ----------
     28,002                          2,292      3,919                     (3,157)    (2,253)
----------- ------------------------------ ----------   -------------------------- ----------
   $ 31,583                        $ 2,505    $ 3,818                      $ 452     $ (377)
=========== ============================== ==========   ========================== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                 INVESCO V.I.
                                                          VAN KAMPEN COMSTOCK                 FTVIPT TEMPLETON FOREIGN SECURITIES
                                                          INVESTMENT DIVISION                 INVESTMENT DIVISION
                                                          ---------------------- ------------ ---------------------- ---------------
                                                                      2010 (c)        2010                   2009            2008
                                                          ---------------------- ------------ ---------------------- ---------------
INVESTMENT INCOME:
     Dividends                                                           $ --    $ 164,170              $ 239,754       $ 202,235
                                                          ---------------------- ------------ ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                                    --      239,041                 28,000          35,755
                                                          ---------------------- ------------ ---------------------- ---------------
        Total expenses                                                     --      239,041                 28,000          35,755
                                                          ---------------------- ------------ ---------------------- ---------------
           Net investment income (loss)                                    --      (74,871)               211,754         166,480
                                                          ---------------------- ------------ ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                           --           --                268,234         731,763
     Realized gains (losses) on sale of investments                        53      (50,450)              (421,623)          3,883
                                                          ---------------------- ------------ ---------------------- ---------------
           Net realized gains (losses)                                     53      (50,450)              (153,389)        735,646
                                                          ---------------------- ------------ ---------------------- ---------------
     Change in unrealized gains (losses) on investments                    45      614,425              2,059,948      (4,855,241)
                                                          ---------------------- ------------ ---------------------- ---------------
     Net realized and change in unrealized gains (losses)
        on investments                                                     98      563,975              1,906,559      (4,119,595)
                                                          ---------------------- ------------ ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                                  $ 98    $ 489,104            $ 2,118,313    $ (3,953,115)
                                                          ====================== ============ ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                                       FTVIPT TEMPLETON
    FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES    GLOBAL BOND SECURITIES
            INVESTMENT DIVISION                     INVESTMENT DIVISION
------------------------------------------------ ---------------------------------
    2010                   2009          2008       2010                2009 (d)
----------- ---------------------- ------------- ---------- ----------------------
$ 10,103                $ 7,899      $ 47,911       $ 60                   $ --
----------- ---------------------- ------------- ---------- ----------------------
   2,866                  4,787         8,447         89                      4
----------- ---------------------- ------------- ---------- ----------------------
   2,866                  4,787         8,447         89                      4
----------- ---------------------- ------------- ---------- ----------------------
   7,237                  3,112        39,464        (29)                    (4)
----------- ---------------------- ------------- ---------- ----------------------
      --                 18,638        89,758         10                     --
  (4,189)              (456,806)      (11,513)     4,591                      5
----------- ---------------------- ------------- ---------- ----------------------
  (4,189)              (438,168)       78,245      4,601                      5
----------- ---------------------- ------------- ---------- ----------------------
  81,592                609,659      (759,844)      (171)                   239
----------- ---------------------- ------------- ---------- ----------------------
  77,403                171,491      (681,599)     4,430                    244
----------- ---------------------- ------------- ---------- ----------------------
$ 84,640              $ 174,603    $ (642,135)   $ 4,401                  $ 240
=========== ====================== ============= ========== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                               ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                                     INVESTMENT DIVISION
                                                          --------------------------------------------------------
                                                                2010                2009                   2008
                                                          ---------- ---------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                               $ 1,486                $ --                   $ --
                                                          ---------- ---------------------- ----------------------
EXPENSES:
     Mortality and expense risk charges                          310                 370                    223
                                                          ---------- ---------------------- ----------------------
        Total expenses                                           310                 370                    223
                                                          ---------- ---------------------- ----------------------
           Net investment income (loss)                        1,176                (370)                  (223)
                                                          ---------- ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                  --                  --                     --
     Realized gains (losses) on sale of investments            8,379              (2,773)                  (414)
                                                          ---------- ---------------------- ----------------------
           Net realized gains (losses)                         8,379              (2,773)                  (414)
                                                          ---------- ---------------------- ----------------------
     Change in unrealized gains (losses) on investments        1,480              45,397                (37,457)
                                                          ---------- ---------------------- ----------------------
     Net realized and change in unrealized gains (losses)
        on investments                                         9,859              42,624                (37,871)
                                                          ---------- ---------------------- ----------------------
     Net increase (decrease) in net assets resulting
        from operations                                     $ 11,035            $ 42,254              $ (38,094)
                                                          ========== ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                         ALLIANCEBERNSTEIN
ALLIANCEBERNSTEIN INTERMEDIATE BOND    INTERNATIONAL VALUE              FIDELITY VIP CONTRAFUND
                INVESTMENT DIVISION    INVESTMENT DIVISION                  INVESTMENT DIVISION
---------------------------------------------------------- -------------------------------------------------------
       2010                2009 (e)               2010 (f)      2010                       2009            2008
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
    $ 2,177                   $ 763                   $ 31  $ 27,427                   $ 43,475        $ 24,698
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
        139                      71                      2    17,497                     12,639          11,393
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
        139                      71                      2    17,497                     12,639          11,393
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
      2,038                     692                     29     9,930                     30,836          13,305
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
         --                      --                     --     1,114                        957          76,672
      2,172                     716                      1  (218,742)                  (199,492)       (319,330)
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
      2,172                     716                      1  (217,628)                  (198,535)       (242,658)
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
     (1,393)                  2,187                     88   648,547                  1,136,586      (1,292,698)
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
        779                   2,903                     89   430,919                    938,051      (1,535,356)
-------------- ----------------------- ------------------- ------------ -------------------------- ---------------
    $ 2,817                 $ 3,595                  $ 118 $ 440,849                  $ 968,887    $ (1,522,051)
============== ======================= =================== ============ ========================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            FIDELITY VIP ASSET MANAGER: GROWTH
                                                                    INVESTMENT DIVISION
                                                          ------------------------------------------------
                                                               2010                2009            2008
                                                          --------- ----------------------     -----------
INVESTMENT INCOME:
     Dividends                                             $ 19,264            $ 22,283        $ 22,937
                                                          --------- ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      11,265               6,417           5,926
                                                          --------- ---------------------- ---------------
        Total expenses                                       11,265               6,417           5,926
                                                          --------- ---------------------- ---------------
           Net investment income (loss)                       7,999              15,866          17,011
                                                          --------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                              5,857               3,095             910
     Realized gains (losses) on sale of investments          31,417             (19,280)          8,025
                                                          --------- ---------------------- ---------------
           Net realized gains (losses)                       37,274             (16,185)          8,935
                                                          --------- ---------------------- ---------------
     Change in unrealized gains (losses) on investments     201,872             427,179        (532,156)
                                                          --------- ---------------------- ---------------
     Net realized and change in unrealized gains (losses)
        on investments                                      239,146             410,994        (523,221)
                                                          --------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 247,145           $ 426,860      $ (506,210)
                                                          ========= ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP INVESTMENT GRADE BOND                            FIDELITY VIP EQUITY-INCOME
               INVESTMENT DIVISION                                          INVESTMENT DIVISION
-------------------------------------------------------- -------------------------------------------------------
       2010                   2009               2008        2010                          2009          2008
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
   $ 18,206               $ 10,680            $ 2,038     $ 3,327                       $ 4,739      $ 20,119
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
      4,314                    369                535         838                         1,051         3,772
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
      4,314                    369                535         838                         1,051         3,772
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
     13,892                 10,311              1,503       2,489                         3,688        16,347
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
      5,814                    654                 40          --                            --           931
     17,651                  3,233             13,627      (5,418)                     (392,905)     (282,918)
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
     23,465                  3,887             13,667      (5,418)                     (392,905)     (281,987)
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
    (13,312)                (1,678)            (8,842)     31,745                       405,695      (292,885)
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
     10,153                  2,209              4,825      26,327                        12,790      (574,872)
-------------- ---------------------- ------------------ ----------- ----------------------------- -------------
   $ 24,045               $ 12,520            $ 6,328    $ 28,816                      $ 16,478    $ (558,525)
============== ====================== ================== =========== ============================= =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                          FIDELITY VIP HIGH INCOME
                                                               INVESTMENT DIVISION
                                                          ------------------------------------
                                                               2010                 2009 (b)
                                                          ------------ -----------------------
INVESTMENT INCOME:
     Dividends                                                $ 340                 $ 2,882
                                                          ------------ -----------------------
EXPENSES:
     Mortality and expense risk charges                          30                      33
                                                          ------------ -----------------------
        Total expenses                                           30                      33
                                                          ------------ -----------------------
           Net investment income (loss)                         310                   2,849
                                                          ------------ -----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --                      --
     Realized gains (losses) on sale of investments            (227)                     11
                                                          ------------ -----------------------
           Net realized gains (losses)                         (227)                     11
                                                          ------------ -----------------------
     Change in unrealized gains (losses) on investments         801                    (647)
                                                          ------------ -----------------------
     Net realized and change in unrealized gains (losses)
        on investments                                          574                    (636)
                                                          ------------ -----------------------
     Net increase (decrease) in net assets resulting
        from operations                                       $ 884                 $ 2,213
                                                          ============ =======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

               FIDELITY VIP MID CAP                            FIDELITY VIP FREEDOM 2010
                INVESTMENT DIVISION                                  INVESTMENT DIVISION
-------------------------------------------------- ----------------------------------------------------
       2010                    2009      2008 (a)         2010                      2009     2008 (a)
-------------- ----------------------  ----------- ----------- --------------------------- ------------
      $ 502                   $ 119         $ 49         $ 654                     $ 529       $ 828
-------------- ----------------------  ----------- ----------- --------------------------- ------------
      5,209                     142           35           109                        72          26
-------------- ----------------------  ----------- ----------- --------------------------- ------------
      5,209                     142           35           109                        72          26
-------------- ----------------------  ----------- ----------- --------------------------- ------------
     (4,707)                    (23)          14           545                       457         802
-------------- ----------------------  ----------- ----------- --------------------------- ------------
      1,027                     129           --           470                       190         721
      2,077                     613          (70)           67                    (1,846)       (176)
-------------- ----------------------  ----------- ----------- --------------------------- ------------
      3,104                     742          (70)          537                    (1,656)        545
-------------- ----------------------  ----------- ----------- --------------------------- ------------
     83,723                  13,131      (10,714)        2,036                     3,793      (2,956)
-------------- ----------------------  ----------- ----------- --------------------------- ------------
     86,827                  13,873      (10,784)        2,573                     2,137      (2,411)
-------------- ----------------------  ----------- ----------- --------------------------- ------------
   $ 82,120                $ 13,850    $ (10,770)      $ 3,118                   $ 2,594    $ (1,609)
============== ======================  =========== =========== =========================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      FIDELITY VIP FREEDOM 2020
                                                                            INVESTMENT DIVISION
                                                          ----------------------------------------------------
                                                                 2010                      2009     2008 (a)
                                                          ----------- ---------------------------- -----------
INVESTMENT INCOME:
     Dividends                                               $ 15,231                  $ 19,275     $ 1,266
                                                          ----------- ---------------------------- -----------
EXPENSES:
     Mortality and expense risk charges                         2,551                     2,094          49
                                                          ----------- ---------------------------- -----------
        Total expenses                                          2,551                     2,094          49
                                                          ----------- ---------------------------- -----------
           Net investment income (loss)                        12,680                    17,181       1,217
                                                          ----------- ---------------------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                5,440                    10,109       1,384
     Realized gains (losses) on sale of investments             2,838                   (11,027)       (106)
                                                          ----------- ---------------------------- -----------
           Net realized gains (losses)                          8,278                      (918)      1,278
                                                          ----------- ---------------------------- -----------
     Change in unrealized gains (losses) on investments        70,032                   149,817     (11,135)
                                                          ----------- ---------------------------- -----------
     Net realized and change in unrealized gains (losses)
        on investments                                         78,310                   148,899      (9,857)
                                                          ----------- ---------------------------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 90,990                 $ 166,080    $ (8,640)
                                                          =========== ============================ ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            FIDELITY VIP FREEDOM 2030                             AMERICAN FUNDS GROWTH
                  INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- ---------------------------------------------------------
       2010                      2009  2008 (a)           2010                     2009             2008
----------- ------------------------- ----------- --------------- ------------------------ ----------------
    $ 2,018                     $ 624    $ 669       $ 832,401                $ 607,594        $ 916,946
----------- ------------------------- ----------- --------------- ------------------------ ----------------
        364                       112       17         953,940                  768,579          908,181
----------- ------------------------- ----------- --------------- ------------------------ ----------------
        364                       112       17         953,940                  768,579          908,181
----------- ------------------------- ----------- --------------- ------------------------ ----------------
      1,654                       512      652        (121,539)                (160,985)           8,765
----------- ------------------------- ----------- --------------- ------------------------ ----------------
        680                       329    1,202              --                       --       12,124,971
        710                        38      (88)       (328,082)              (1,821,468)        (207,564)
----------- ------------------------- ----------- --------------- ------------------------ ----------------
      1,390                       367    1,114        (328,082)              (1,821,468)      11,917,407
----------- ------------------------- ----------- --------------- ------------------------ ----------------
     11,839                     6,395   (3,051)     19,817,938               31,985,158      (70,192,654)
----------- ------------------------- ----------- --------------- ------------------------ ----------------
     13,229                     6,762   (1,937)     19,489,856               30,163,690      (58,275,247)
----------- ------------------------- ----------- --------------- ------------------------ ----------------
   $ 14,883                   $ 7,274 $ (1,285)   $ 19,368,317             $ 30,002,705    $ (58,266,482)
=========== ========================= =========== =============== ======================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       AMERICAN FUNDS GROWTH-INCOME
                                                                         INVESTMENT DIVISION
                                                          --------------------------------------------------------
                                                                 2010                   2009               2008
                                                          -------------- ---------------------- ------------------
INVESTMENT INCOME:
     Dividends                                            $ 1,018,183              $ 922,229        $ 1,175,716
                                                          -------------- ---------------------- ------------------
EXPENSES:
     Mortality and expense risk charges                       564,494                475,319            559,000
                                                          -------------- ---------------------- ------------------
        Total expenses                                        564,494                475,319            559,000
                                                          -------------- ---------------------- ------------------
           Net investment income (loss)                       453,689                446,910            616,716
                                                          -------------- ---------------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --          4,335,077
     Realized gains (losses) on sale of investments          (336,443)              (956,152)          (236,359)
                                                          -------------- ---------------------- ------------------
           Net realized gains (losses)                       (336,443)              (956,152)         4,098,718
                                                          -------------- ---------------------- ------------------
     Change in unrealized gains (losses) on investments     6,948,053             15,943,649        (34,739,655)
                                                          -------------- ---------------------- ------------------
     Net realized and change in unrealized gains (losses)
        on investments                                      6,611,610             14,987,497        (30,640,937)
                                                          -------------- ---------------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 7,065,299           $ 15,434,407      $ (30,024,221)
                                                          ============== ====================== ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                 AMERICAN FUNDS BOND
                INVESTMENT DIVISION                                  INVESTMENT DIVISION
------------------------------------------------------- -------------------------------------------------
        2010                   2009             2008         2010                   2009          2008
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
 $ 1,031,490              $ 125,985             $ --    $ 126,810              $ 116,930     $ 196,489
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
     493,443                372,082          466,291       32,377                 28,070        28,355
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
     493,443                372,082          466,291       32,377                 28,070        28,355
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
     538,047               (246,097)        (466,291)      94,433                 88,860       168,134
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
          --                     --        7,571,704           --                     --         8,541
    (386,466)            (2,366,209)        (694,299)      (8,911)               (91,981)      (86,900)
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
    (386,466)            (2,366,209)       6,877,405       (8,911)               (91,981)      (78,359)
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
  11,810,164             23,159,810      (44,244,505)     122,161                381,938      (446,834)
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
  11,423,698             20,793,601      (37,367,100)     113,250                289,957      (525,193)
--------------- ---------------------- ---------------- ------------ ---------------------- -------------
$ 11,961,745           $ 20,547,504    $ (37,833,391)   $ 207,683              $ 378,817    $ (357,059)
=============== ====================== ================ ============ ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    AMERICAN FUNDS INTERNATIONAL
                                                                         INVESTMENT DIVISION
                                                          -------------------------------------------------
                                                                 2010                   2009     2008 (a)
                                                          -------------- ------------------- --------------
INVESTMENT INCOME:
     Dividends                                               $ 13,328                $ 1,021     $ 1,123
                                                          -------------- ------------------- --------------
EXPENSES:
     Mortality and expense risk charges                         9,546                    222          48
                                                          -------------- ------------------- --------------
        Total expenses                                          9,546                    222          48
                                                          -------------- ------------------- --------------
           Net investment income (loss)                         3,782                    799       1,075
                                                          -------------- ------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                    255          --
     Realized gains (losses) on sale of investments              (608)                 1,282         (88)
                                                          -------------- ------------------- --------------
           Net realized gains (losses)                           (608)                 1,537         (88)
                                                          -------------- ------------------- --------------
     Change in unrealized gains (losses) on investments        46,566                 19,842     (13,968)
                                                          -------------- ------------------- --------------
     Net realized and change in unrealized gains (losses)
        on investments                                         45,958                 21,379     (14,056)
                                                          -------------- ------------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 49,740               $ 22,178   $ (12,981)
                                                          ============== =================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

AMERICAN FUNDS U.S. GOVERNMENT/AAA RATED SECURITIES                MIST T. ROWE PRICE MID CAP GROWTH
           INVESTMENT DIVISION                                            INVESTMENT DIVISION
------------------------------------------------------ -----------------------------------------------------------
      2010                2009                     2008 (a)       2010                   2009              2008
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
     $ 683             $ 2,005                       $ 745        $ --                   $ --          $ 10,159
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
       596                 265                          36     150,122                115,483           131,625
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
       596                 265                          36     150,122                115,483           131,625
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
        87               1,740                         709    (150,122)              (115,483)         (121,466)
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
       193                 505                          --          --                     --         1,828,446
       450                 619                           1     131,367               (381,122)         (329,119)
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
       643               1,124                           1     131,367               (381,122)        1,499,327
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
     1,804              (1,799)                        862   4,580,355              5,596,487        (8,808,387)
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
     2,447                (675)                        863   4,711,722              5,215,365        (7,309,060)
---------- ---------------------- ------------------------ -------------- ---------------------- -----------------
   $ 2,534             $ 1,065                     $ 1,572 $ 4,561,600            $ 5,099,882      $ (7,430,526)
========== ====================== ======================== ============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST MFS RESEARCH INTERNATIONAL
                                                                         INVESTMENT DIVISION
                                                          -------------------------------------------------------
                                                                 2010                   2009              2008
                                                          -------------- ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                                              $ 240,942              $ 369,327         $ 256,943
                                                          -------------- ---------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                       106,709                 89,063           103,390
                                                          -------------- ---------------------- -----------------
        Total expenses                                        106,709                 89,063           103,390
                                                          -------------- ---------------------- -----------------
           Net investment income (loss)                       134,233                280,264           153,553
                                                          -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --         1,302,185
     Realized gains (losses) on sale of investments          (545,005)            (1,024,253)         (411,130)
                                                          -------------- ---------------------- -----------------
           Net realized gains (losses)                       (545,005)            (1,024,253)          891,055
                                                          -------------- ---------------------- -----------------
     Change in unrealized gains (losses) on investments     1,743,808              3,897,065        (7,755,181)
                                                          -------------- ---------------------- -----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      1,198,803              2,872,812        (6,864,126)
                                                          -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 1,333,036            $ 3,153,076      $ (6,710,573)
                                                          ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            MIST PIMCO TOTAL RETURN                               MIST RCM TECHNOLOGY
                INVESTMENT DIVISION                               INVESTMENT DIVISION
-------------------------------------------------- -----------------------------------------------------
       2010                    2009        2008           2010                   2009            2008
----------- ----------------------- -------------- -------------- ---------------------- ---------------
$ 1,634,551             $ 2,762,595 $ 1,327,240           $ --                   $ --     $ 1,349,744
----------- ----------------------- -------------- -------------- ---------------------- ---------------
    360,915                 310,295     283,126        111,175                 82,504          88,892
----------- ----------------------- -------------- -------------- ---------------------- ---------------
    360,915                 310,295     283,126        111,175                 82,504          88,892
----------- ----------------------- -------------- -------------- ---------------------- ---------------
  1,273,636               2,452,300   1,044,114       (111,175)               (82,504)      1,260,852
----------- ----------------------- -------------- -------------- ---------------------- ---------------
    236,060               1,566,277     807,479             --                     --       2,816,232
    238,435                  10,564     (11,712)       (54,192)              (600,648)       (702,139)
----------- ----------------------- -------------- -------------- ---------------------- ---------------
    474,495               1,576,841     795,767        (54,192)              (600,648)      2,114,093
----------- ----------------------- -------------- -------------- ---------------------- ---------------
  1,426,113               1,911,046  (1,944,451)     3,551,862              5,182,655      (9,308,569)
----------- ----------------------- -------------- -------------- ---------------------- ---------------
  1,900,608               3,487,887  (1,148,684)     3,497,670              4,582,007      (7,194,476)
----------- ----------------------- -------------- -------------- ---------------------- ---------------
$ 3,174,244             $ 5,940,187  $ (104,570)   $ 3,386,495            $ 4,499,503    $ (5,933,624)
=========== ======================= ============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                 MIST LORD ABBETT BOND DEBENTURE
                                                                      INVESTMENT DIVISION
                                                          ----------------------------------------------------
                                                                 2010                2009              2008
                                                          ----------- ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                                            $ 1,718,530         $ 1,572,315         $ 901,666
                                                          ----------- ---------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                       316,284             180,909           160,256
                                                          ----------- ---------------------- -----------------
        Total expenses                                        316,284             180,909           160,256
                                                          ----------- ---------------------- -----------------
           Net investment income (loss)                     1,402,246           1,391,406           741,410
                                                          ----------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                  --           312,735
     Realized gains (losses) on sale of investments           240,525            (126,749)         (153,114)
                                                          ----------- ---------------------- -----------------
           Net realized gains (losses)                        240,525            (126,749)          159,621
                                                          ----------- ---------------------- -----------------
     Change in unrealized gains (losses) on investments     1,315,427           5,411,601        (5,045,528)
                                                          ----------- ---------------------- -----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      1,555,952           5,284,852        (4,885,907)
                                                          ----------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 2,958,198         $ 6,676,258      $ (4,144,497)
                                                          =========== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                              MIST INVESCO SMALL CAP GROWTH
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
----------------------------------------------------- -----------------------------------------------------
       2010                   2009            2008         2010                   2009              2008
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
   $ 51,856               $ 51,729        $ 55,298         $ --                   $ --              $ --
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
     40,421                 32,462          39,050       30,507                 22,254            24,205
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
     40,421                 32,462          39,050       30,507                 22,254            24,205
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
     11,435                 19,267          16,248      (30,507)               (22,254)          (24,205)
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
         --                     --         338,409           --                     --           254,249
    (93,933)              (283,748)       (302,807)     (15,371)               (84,509)          (56,467)
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
    (93,933)              (283,748)         35,602      (15,371)               (84,509)          197,782
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
  1,108,654              1,519,608      (2,239,073)     887,599                919,328        (1,510,157)
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
  1,014,721              1,235,860      (2,203,471)     872,228                834,819        (1,312,375)
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
$ 1,026,156            $ 1,255,127    $ (2,187,223)   $ 841,721              $ 812,565      $ (1,336,580)
============== ====================== =============== ============ ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  MIST HARRIS OAKMARK INTERNATIONAL
                                                                         INVESTMENT DIVISION
                                                          -------------- ---------------------- --- --------------
                                                                 2010                   2009               2008
                                                          -------------- ---------------------- ------------------
INVESTMENT INCOME:
     Dividends                                              $ 576,287            $ 1,589,352          $ 427,414
                                                          -------------- ---------------------- ------------------
EXPENSES:
     Mortality and expense risk charges                       232,976                170,663            185,029
                                                          -------------- ---------------------- ------------------
        Total expenses                                        232,976                170,663            185,029
                                                          -------------- ---------------------- ------------------
           Net investment income (loss)                       343,311              1,418,689            242,385
                                                          -------------- ---------------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --          3,659,339
     Realized gains (losses) on sale of investments          (312,283)            (1,294,657)          (984,052)
                                                          -------------- ---------------------- ------------------
           Net realized gains (losses)                       (312,283)            (1,294,657)         2,675,287
                                                          -------------- ---------------------- ------------------
     Change in unrealized gains (losses) on investments     4,235,035              8,897,628        (13,913,907)
                                                          -------------- ---------------------- ------------------
     Net realized and change in unrealized gains (losses)
        on investments                                      3,922,752              7,602,971        (11,238,620)
                                                          -------------- ---------------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 4,266,063            $ 9,021,660      $ (10,996,235)
                                                          ============== ====================== ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

     MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH         MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
----------------------------------------------------- -----------------------------------------------------
       2010                   2009            2008         2010                   2009              2008
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
    $ 4,315                $ 6,856           $ 943     $ 65,246              $ 104,472          $ 96,064
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
     57,953                 47,276          57,519      134,790                 18,231            25,528
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
     57,953                 47,276          57,519      134,790                 18,231            25,528
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
    (53,638)               (40,420)        (56,576)     (69,544)                86,241            70,536
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
         --                     --          54,432           --                     --           543,774
    (57,251)              (166,346)        (72,581)     (79,021)              (261,167)          (71,592)
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
    (57,251)              (166,346)        (18,149)     (79,021)              (261,167)          472,182
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
  1,583,027              1,815,976      (3,076,964)     921,874                894,542        (2,888,440)
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
  1,525,776              1,649,630      (3,095,113)     842,853                633,375        (2,416,258)
-------------- ---------------------- --------------- ------------ ---------------------- -----------------
$ 1,472,138            $ 1,609,210    $ (3,151,689)   $ 773,309              $ 719,616      $ (2,345,722)
============== ====================== =============== ============ ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST CLARION GLOBAL REAL ESTATE
                                                                         INVESTMENT DIVISION
                                                          -------------------------------------------------------
                                                                 2010                   2009              2008
                                                          -------------- ---------------------- -----------------
INVESTMENT INCOME:
     Dividends                                            $ 1,558,222              $ 496,210         $ 332,725
                                                          -------------- ---------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                       166,255                119,529           140,313
                                                          -------------- ---------------------- -----------------
        Total expenses                                        166,255                119,529           140,313
                                                          -------------- ---------------------- -----------------
           Net investment income (loss)                     1,391,967                376,681           192,412
                                                          -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --         1,614,459
     Realized gains (losses) on sale of investments          (571,095)            (1,092,248)         (667,437)
                                                          -------------- ---------------------- -----------------
           Net realized gains (losses)                       (571,095)            (1,092,248)          947,022
                                                          -------------- ---------------------- -----------------
     Change in unrealized gains (losses) on investments     1,969,823              5,493,585        (9,433,208)
                                                          -------------- ---------------------- -----------------
     Net realized and change in unrealized gains (losses)
        on investments                                      1,398,728              4,401,337        (8,486,186)
                                                          -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 2,790,695            $ 4,778,018      $ (8,293,774)
                                                          ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        MIST MORGAN STANLEY MID CAP GROWTH                    MIST LORD ABBETT MID CAP VALUE
                INVESTMENT DIVISION                               INVESTMENT DIVISION
----------------------------------------------------- -------------------------------------------------
        2010                   2009           2008           2010                2009           2008
--------------- ---------------------- -------------- ----------- ---------------------- --------------
        $ 28                   $ --          $ 345          $ 568             $ 1,893          $ 197
--------------- ---------------------- -------------- ----------- ---------------------- --------------
     957,621                    870             78            369                 335            312
--------------- ---------------------- -------------- ----------- ---------------------- --------------
     957,621                    870             78            369                 335            312
--------------- ---------------------- -------------- ----------- ---------------------- --------------
    (957,593)                  (870)           267            199               1,558           (115)
--------------- ---------------------- -------------- ----------- ---------------------- --------------
          --                     --          2,390             --                  --          5,229
     336,382                  1,780            (81)         3,236             (38,897)       (14,654)
--------------- ---------------------- -------------- ----------- ---------------------- --------------
     336,382                  1,780          2,309          3,236             (38,897)        (9,425)
--------------- ---------------------- -------------- ----------- ---------------------- --------------
  31,775,159                 75,648        (17,251)        19,769              57,059        (38,556)
--------------- ---------------------- -------------- ----------- ---------------------- --------------
  32,111,541                 77,428        (14,942)        23,005              18,162        (47,981)
--------------- ---------------------- -------------- ----------- ---------------------- --------------
$ 31,153,948               $ 76,558      $ (14,675)      $ 23,204            $ 19,720      $ (48,096)
=============== ====================== ============== =========== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                    INVESTMENT DIVISION
                                                          ------------------------------------------------
                                                               2010                2009            2008
                                                          --------- ---------------------- ---------------
INVESTMENT INCOME:
     Dividends                                             $ 12,822             $ 3,058         $ 2,384
                                                          --------- ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      11,741               2,219           1,496
                                                          --------- ---------------------- ---------------
        Total expenses                                       11,741               2,219           1,496
                                                          --------- ---------------------- ---------------
           Net investment income (loss)                       1,081                 839             888
                                                          --------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --               2,838          21,799
     Realized gains (losses) on sale of investments          42,370             (17,013)        (21,646)
                                                          --------- ---------------------- ---------------
           Net realized gains (losses)                       42,370             (14,175)            153
                                                          --------- ---------------------- ---------------
     Change in unrealized gains (losses) on investments     198,929             152,916        (119,764)
                                                          --------- ---------------------- ---------------
     Net realized and change in unrealized gains (losses)
        on investments                                      241,299             138,741        (119,611)
                                                          --------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 242,380           $ 139,580      $ (118,723)
                                                          ========= ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

  MIST OPPENHEIMER CAPITAL APPRECIATION                        MIST LEGG MASON VALUE EQUITY
             INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------- -----------------------------------------------------
     2010                   2009            2008         2010                   2009              2008
------------ ---------------------- --------------- ------------ ---------------------- -----------------
 $ 10,876                   $ --        $ 40,326     $ 93,044               $ 60,620          $ 12,937
------------ ---------------------- --------------- ------------ ---------------------- -----------------
   13,539                 10,277           9,700       35,652                 28,252            33,929
------------ ---------------------- --------------- ------------ ---------------------- -----------------
   13,539                 10,277           9,700       35,652                 28,252            33,929
------------ ---------------------- --------------- ------------ ---------------------- -----------------
   (2,663)               (10,277)         30,626       57,392                 32,368           (20,992)
------------ ---------------------- --------------- ------------ ---------------------- -----------------
       --                     --         295,189           --                     --           176,346
  (39,996)              (109,001)       (106,123)    (148,382)              (273,743)         (135,383)
------------ ---------------------- --------------- ------------ ---------------------- -----------------
  (39,996)              (109,001)        189,066     (148,382)              (273,743)           40,963
------------ ---------------------- --------------- ------------ ---------------------- -----------------
  190,578                558,202        (860,586)     390,845              1,354,429        (3,108,496)
------------ ---------------------- --------------- ------------ ---------------------- -----------------
  150,582                449,201        (671,520)     242,463              1,080,686        (3,067,533)
------------ ---------------------- --------------- ------------ ---------------------- -----------------
$ 147,919              $ 438,924      $ (640,894)   $ 299,855            $ 1,113,054      $ (3,088,525)
============ ====================== =============== ============ ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST SSGA GROWTH ETF
                                                                     INVESTMENT DIVISION
                                                          -----------------------------------------------
                                                               2010                 2009          2008
                                                          --------- ----------------------- -------------
INVESTMENT INCOME:
     Dividends                                             $ 34,185             $ 15,419       $ 9,041
                                                          --------- ----------------------- -------------
EXPENSES:
     Mortality and expense risk charges                      17,903                8,413         4,512
                                                          --------- ----------------------- -------------
        Total expenses                                       17,903                8,413         4,512
                                                          --------- ----------------------- -------------
           Net investment income (loss)                      16,282                7,006         4,529
                                                          --------- ----------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --                   --        11,307
     Realized gains (losses) on sale of investments          12,378              (20,730)      (32,358)
                                                          --------- ----------------------- -------------
           Net realized gains (losses)                       12,378              (20,730)      (21,051)
                                                          --------- ----------------------- -------------
     Change in unrealized gains (losses) on investments     271,601              309,775      (210,490)
                                                          --------- ----------------------- -------------
     Net realized and change in unrealized gains (losses)
        on investments                                      283,979              289,045      (231,541)
                                                          --------- ----------------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 300,261            $ 296,051    $ (227,012)
                                                          ========= ======================= =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

  MIST SSGA GROWTH AND INCOME ETF              MIST PIMCO INFLATION PROTECTED BOND
          INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- ------------------------------------------------
     2010                2009         2008         2010                2009            2008
--------- ------------------- --------------- --------- ---------------------- ---------------
 $ 35,130            $ 13,156      $ 7,559    $ 210,729           $ 247,574       $ 129,679
--------- ------------------- --------------- --------- ---------------------- ---------------
   22,837               6,883        3,301       64,055              52,710          34,082
--------- ------------------- --------------- --------- ---------------------- ---------------
   22,837               6,883        3,301       64,055              52,710          34,082
--------- ------------------- --------------- --------- ---------------------- ---------------
   12,293               6,273        4,258      146,674             194,864          95,597
--------- ------------------- --------------- --------- ---------------------- ---------------
      115                  --        8,201      220,376                  --           6,847
   16,043               3,801      (45,016)      60,903             (46,474)       (100,879)
--------- ------------------- --------------- --------- ---------------------- ---------------
   16,158               3,801      (36,815)     281,279             (46,474)        (94,032)
--------- ------------------- --------------- --------- ---------------------- ---------------
  322,318             204,020      (94,558)     130,473             877,182        (678,454)
--------- ------------------- --------------- --------- ---------------------- ---------------
  338,476             207,821     (131,373)     411,752             830,708        (772,486)
--------- ------------------- --------------- --------- ---------------------- ---------------
$ 350,769           $ 214,094   $ (127,115)   $ 558,426         $ 1,025,572      $ (676,889)
========= =================== =============== ========= ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       MIST BLACKROCK LARGE CAP CORE
                                                                          INVESTMENT DIVISION
                                                          ----------------------------------------------------------
                                                                  2010                   2009                2008
                                                          --------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                             $ 3,848,840            $ 4,180,146         $ 2,475,191
                                                          --------------- ---------------------- -------------------
EXPENSES:
     Mortality and expense risk charges                      2,233,231              2,047,270           2,792,458
                                                          --------------- ---------------------- -------------------
        Total expenses                                       2,233,231              2,047,270           2,792,458
                                                          --------------- ---------------------- -------------------
           Net investment income (loss)                      1,615,609              2,132,876            (317,267)
                                                          --------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                    --                     --          16,168,718
     Realized gains (losses) on sale of investments         (7,248,214)           (10,716,690)         (6,439,384)
                                                          --------------- ---------------------- -------------------
           Net realized gains (losses)                      (7,248,214)           (10,716,690)          9,729,334
                                                          --------------- ---------------------- -------------------
     Change in unrealized gains (losses) on investments     38,497,976             54,384,062        (169,653,539)
                                                          --------------- ---------------------- -------------------
     Net realized and change in unrealized gains (losses)
        on investments                                      31,249,762             43,667,372        (159,924,205)
                                                          --------------- ---------------------- -------------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 32,865,371           $ 45,800,248      $ (160,241,472)
                                                          =============== ====================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                  MIST JANUS FORTY                                 MIST DREMAN SMALL CAP VALUE
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
----------------------------------------------------- -----------------------------------------------------------
       2010                   2009            2008          2010                   2009                2008 (a)
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
  $ 219,796                   $ --       $ 306,277         $ 172                    $ 1                   $ --
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
     99,823                 75,162          57,079           220                    428                     --
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
     99,823                 75,162          57,079           220                    428                     --
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
    119,973                (75,162)        249,198           (48)                  (427)                    --
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
         --                     --         132,557            --                     --                     --
    (41,591)              (540,105)       (167,618)          403                 58,177                    (10)
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
    (41,591)              (540,105)        (35,061)          403                 58,177                    (10)
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
  1,120,682              3,887,171      (4,523,728)        3,392                  2,844                      6
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
  1,079,091              3,347,066      (4,558,789)        3,795                 61,021                     (4)
-------------- ---------------------- --------------- ------------- ---------------------- ----------------------
$ 1,199,064            $ 3,271,904    $ (4,309,591)      $ 3,747               $ 60,594                   $ (4)
============== ====================== =============== ============= ====================== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                               MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                                      INVESTMENT DIVISION
                                                          -----------------------------------------------
                                                                 2010                2009      2008 (a)
                                                          ----------- ---------------------- ------------
INVESTMENT INCOME:
     Dividends                                                $ 3,146                $ --        $ 368
                                                          ----------- ---------------------- ------------
EXPENSES:
     Mortality and expense risk charges                            --                  --           --
                                                          ----------- ---------------------- ------------
        Total expenses                                             --                  --           --
                                                          ----------- ---------------------- ------------
           Net investment income (loss)                         3,146                  --          368
                                                          ----------- ---------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                  117                  --            1
     Realized gains (losses) on sale of investments             1,705                 (28)         (91)
                                                          ----------- ---------------------- ------------
           Net realized gains (losses)                          1,822                 (28)         (90)
                                                          ----------- ---------------------- ------------
     Change in unrealized gains (losses) on investments        26,193              14,667       (1,781)
                                                          ----------- ---------------------- ------------
     Net realized and change in unrealized gains (losses)
        on investments                                         28,015              14,639       (1,871)
                                                          ----------- ---------------------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 31,161            $ 14,639     $ (1,503)
                                                          =========== ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

     MIST AMERICAN FUNDS GROWTH ALLOCATION                         MIST AMERICAN FUNDS MODERATE ALLOCATION
            INVESTMENT DIVISION                                           INVESTMENT DIVISION
------------------------------------------------------------- -------------------------------------------------------
       2010                2009                    2008 (a)          2010                2009              2008 (a)
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
    $ 2,434                $ --                      $ 644        $ 2,501                $ --                $ 165
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
         --                  --                         --             --                  --                   --
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
         --                  --                         --             --                  --                   --
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
      2,434                  --                        644          2,501                  --                  165
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
         --                  --                         --             --                  --                   --
      5,990               1,298                         12            646                 370                  (29)
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
      5,990               1,298                         12            646                 370                  (29)
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
     79,550              20,909                        (48)        16,902              11,101                 (130)
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
     85,540              22,207                        (36)        17,548              11,471                 (159)
----------- ------------------- ----------------------------- ----------- ------------------- -----------------------
   $ 87,974            $ 22,207                      $ 608       $ 20,049            $ 11,471                  $ 6
=========== =================== ============================= =========== =================== =======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MIST MET/FRANKLIN INCOME
                                                                           INVESTMENT DIVISION
                                                          ------------------------------------------------
                                                                 2010                     2009  2008 (a)
                                                          ----------- ------------------------ -----------
INVESTMENT INCOME:
     Dividends                                                $ 3,216                     $ --    $ 469
                                                          ----------- ------------------------ -----------
EXPENSES:
     Mortality and expense risk charges                            --                       --       --
                                                          ----------- ------------------------ -----------
        Total expenses                                             --                       --       --
                                                          ----------- ------------------------ -----------
           Net investment income (loss)                         3,216                       --      469
                                                          ----------- ------------------------ -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                  433                       --       --
     Realized gains (losses) on sale of investments               390                       54      (63)
                                                          ----------- ------------------------ -----------
           Net realized gains (losses)                            823                       54      (63)
                                                          ----------- ------------------------ -----------
     Change in unrealized gains (losses) on investments        10,272                    9,507   (2,459)
                                                          ----------- ------------------------ -----------
     Net realized and change in unrealized gains (losses)
        on investments                                         11,095                    9,561   (2,522)
                                                          ----------- ------------------------ -----------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 14,311                  $ 9,561 $ (2,053)
                                                          =========== ======================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

      MIST MET/FRANKLIN MUTUAL SHARES            MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
           INVESTMENT DIVISION                            INVESTMENT DIVISION
------------------------------------------------ --------------------------------------------------------
      2010                2009        2008 (a)       2010                2009                  2008 (a)
---------- ---------------------- -------------- -------- ------------------- ---------------------------
      $ --                $ --          $ 234        $ --                $ --                    $ 207
---------- ---------------------- -------------- -------- ------------------- ---------------------------
        --                  --             --          --                  --                       --
---------- ---------------------- -------------- -------- ------------------- ---------------------------
        --                  --             --          --                  --                       --
---------- ---------------------- -------------- -------- ------------------- ---------------------------
        --                  --            234          --                  --                      207
---------- ---------------------- -------------- -------- ------------------- ---------------------------
       577                  --             --           1                  --                       --
       106                 (91)           (83)      1,545                 565                      (21)
---------- ---------------------- -------------- -------- ------------------- ---------------------------
       683                 (91)           (83)      1,546                 565                      (21)
---------- ---------------------- -------------- -------- ------------------- ---------------------------
     4,077               4,710         (2,584)     23,230              14,572                     (146)
---------- ---------------------- -------------- -------- ------------------- ---------------------------
     4,760               4,619         (2,667)     24,776              15,137                     (167)
---------- ---------------------- -------------- -------- ------------------- ---------------------------
   $ 4,760             $ 4,619       $ (2,433)   $ 24,776            $ 15,137                     $ 40
========== ====================== ============== ======== =================== ===========================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MIST MET/TEMPLETON GROWTH
                                                                     INVESTMENT DIVISION
                                                          --------------------------------------------------------
                                                                2010                2009                2008 (a)
                                                          ---------- ---------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                                 $ 305                 $ 2                   $ 18
                                                          ---------- ---------------------- ----------------------
EXPENSES:
     Mortality and expense risk charges                           --                  --                     --
                                                          ---------- ---------------------- ----------------------
        Total expenses                                            --                  --                     --
                                                          ---------- ---------------------- ----------------------
           Net investment income (loss)                          305                   2                     18
                                                          ---------- ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                  --                  --                     --
     Realized gains (losses) on sale of investments              125                 (60)                   (39)
                                                          ---------- ---------------------- ----------------------
           Net realized gains (losses)                           125                 (60)                   (39)
                                                          ---------- ---------------------- ----------------------
     Change in unrealized gains (losses) on investments        3,904               3,117                   (322)
                                                          ---------- ---------------------- ----------------------
     Net realized and change in unrealized gains (losses)
        on investments                                         4,029               3,057                   (361)
                                                          ---------- ---------------------- ----------------------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 4,334             $ 3,059                 $ (343)
                                                          ========== ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

       MIST PIONEER FUND                   AMERICAN CENTURY VP VISTA
     INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------ -----------------------------------------
       2010      2009 (d)          2010                         2009         2008
----------- --------------- -------------- ---------------------------- ------------
    $ 1,987         $ --           $ --                         $ --         $ --
----------- --------------- -------------- ---------------------------- ------------
        982          580            519                          472          285
----------- --------------- -------------- ---------------------------- ------------
        982          580            519                          472          285
----------- --------------- -------------- ---------------------------- ------------
      1,005         (580)          (519)                        (472)        (285)
----------- --------------- -------------- ---------------------------- ------------
         --           --             --                           --        1,116
      6,067        1,986         12,351                      (47,927)        (912)
----------- --------------- -------------- ---------------------------- ------------
      6,067        1,986         12,351                      (47,927)         204
----------- --------------- -------------- ---------------------------- ------------
     25,716       48,304         (1,947)                      67,433      (65,328)
----------- --------------- -------------- ---------------------------- ------------
     31,783       50,290         10,404                       19,506      (65,124)
----------- --------------- -------------- ---------------------------- ------------
   $ 32,788     $ 49,710        $ 9,885                     $ 19,034    $ (65,409)
=========== =============== ============== ============================ ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       DELAWARE VIP SMALL CAP VALUE
                                                                         INVESTMENT DIVISION
                                                          -----------------------------------------------------
                                                                 2010                   2009            2008
                                                          -------------- ---------------------- ---------------
INVESTMENT INCOME:
     Dividends                                                  $ 980                $ 4,242         $ 4,853
                                                          -------------- ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                         1,541                  1,544           4,658
                                                          -------------- ---------------------- ---------------
        Total expenses                                          1,541                  1,544           4,658
                                                          -------------- ---------------------- ---------------
           Net investment income (loss)                          (561)                 2,698             195
                                                          -------------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --          70,050
     Realized gains (losses) on sale of investments            10,618               (324,068)       (158,860)
                                                          -------------- ---------------------- ---------------
           Net realized gains (losses)                         10,618               (324,068)        (88,810)
                                                          -------------- ---------------------- ---------------
     Change in unrealized gains (losses) on investments        49,508                372,833        (269,207)
                                                          -------------- ---------------------- ---------------
     Net realized and change in unrealized gains (losses)
        on investments                                         60,126                 48,765        (358,017)
                                                          -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 59,565               $ 51,463      $ (357,822)
                                                          ============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

          DREYFUS VIF INTERNATIONAL VALUE                        GOLDMAN SACHS MID CAP VALUE
               INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------- ---------------------- --- ----------- ----------- ---------------------- --- -----------
       2010                   2009            2008        2010                   2009            2008
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
    $ 3,367               $ 10,533        $ 10,713     $ 2,264                $ 5,173        $ 13,616
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
        876                  1,264           2,366       1,356                  2,426           5,676
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
        876                  1,264           2,366       1,356                  2,426           5,676
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
      2,491                  9,269           8,347         908                  2,747           7,940
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
         --                     --          92,929          --                     --           2,438
    (14,086)              (185,176)        (67,586)    (13,608)              (540,331)       (114,620)
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
    (14,086)              (185,176)         25,343     (13,608)              (540,331)       (112,182)
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
     19,382                238,024        (268,322)     84,633                633,578        (486,662)
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
      5,296                 52,848        (242,979)     71,025                 93,247        (598,844)
-------------- ---------------------- --------------- ----------- ---------------------- ---------------
    $ 7,787               $ 62,117      $ (234,632)   $ 71,933               $ 95,994      $ (590,904)
============== ====================== =============== =========== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                               GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                                                         INVESTMENT DIVISION
                                                          ---------------------------------------------------------
                                                                 2010                   2009                2008
                                                          -------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                                  $ 254                  $ 724               $ 447
                                                          -------------- ---------------------- -------------------
EXPENSES:
     Mortality and expense risk charges                           154                    173                 255
                                                          -------------- ---------------------- -------------------
        Total expenses                                            154                    173                 255
                                                          -------------- ---------------------- -------------------
           Net investment income (loss)                           100                    551                 192
                                                          -------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                     --                 113
     Realized gains (losses) on sale of investments            (7,335)               (17,708)            (35,096)
                                                          -------------- ---------------------- -------------------
           Net realized gains (losses)                         (7,335)               (17,708)            (34,983)
                                                          -------------- ---------------------- -------------------
     Change in unrealized gains (losses) on investments        18,632                 28,044                (655)
                                                          -------------- ---------------------- -------------------
     Net realized and change in unrealized gains (losses)
        on investments                                         11,297                 10,336             (35,638)
                                                          -------------- ---------------------- -------------------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 11,397               $ 10,887           $ (35,446)
                                                          ============== ====================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

           MFS VIT HIGH INCOME                            MFS VIT GLOBAL EQUITY
           INVESTMENT DIVISION                              INVESTMENT DIVISION
--------------------------------------------- -------------------------------------------------
      2010                2009        2008           2010                  2009         2008
---------- ------------------- -------------- ----------- ------------------------ ------------
   $ 8,657               $ 933     $ 1,656        $ 1,232               $ 1,242        $ 480
---------- ------------------- -------------- ----------- ------------------------ ------------
       457                 273          62            598                   238          255
---------- ------------------- -------------- ----------- ------------------------ ------------
       457                 273          62            598                   238          255
---- ----- ------------------- ---- --------- ---- ------ ------------------------ ------------
     8,200                 660       1,594            634                 1,004          225
---------- ------------------- -------------- ----------- ------------------------ ------------
        --                  --          --             --                    --        4,968
       680                 326      (3,105)           183               (11,994)        (670)
---------- ------------------- -------------- ----------- ------------------------ ------------
       680                 326      (3,105)           183               (11,994)       4,298
---------- ------------------- -------------- ----------- ------------------------ ------------
     7,331              21,466      (1,097)        19,523                27,307      (30,617)
---------- ------------------- -------------- ----------- ------------------------ ------------
     8,011              21,792      (4,202)        19,706                15,313      (26,319)
---------- ------------------- -------------- ----------- ------------------------ ------------
  $ 16,211            $ 22,452    $ (2,608)      $ 20,340              $ 16,317    $ (26,094)
========== =================== ============== =========== ======================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                         MFS VIT NEW DISCOVERY
                                                                           INVESTMENT DIVISION
                                                          ------------------------------------------------------
                                                                 2010                     2009           2008
                                                          -------------- ------------------------ --------------
INVESTMENT INCOME:
     Dividends                                                   $ --                     $ --           $ --
                                                          -------------- ------------------------ --------------
EXPENSES:
     Mortality and expense risk charges                           340                       27             11
                                                          -------------- ------------------------ --------------
        Total expenses                                            340                       27             11
                                                          -------------- ------------------------ --------------
           Net investment income (loss)                          (340)                     (27)           (11)
                                                          -------------- ------------------------ --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                   --                       --            561
     Realized gains (losses) on sale of investments               544                    1,560            (22)
                                                          -------------- ------------------------ --------------
           Net realized gains (losses)                            544                    1,560            539
                                                          -------------- ------------------------ --------------
     Change in unrealized gains (losses) on investments        28,843                    3,314         (1,817)
                                                          -------------- ------------------------ --------------
     Net realized and change in unrealized gains (losses)
        on investments                                         29,387                    4,874         (1,278)
                                                          -------------- ------------------------ --------------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 29,047                  $ 4,847       $ (1,289)
                                                          ============== ======================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                    MFS VIT VALUE                   WELLS FARGO VT TOTAL RETURN BOND
              INVESTMENT DIVISION                            INVESTMENT DIVISION
------------------------------------------------ ---------------------------------------------
      2010                   2009        2008        2010                   2009       2008
------------- ---------------------- ----------- ----------- ------------------- -------------
     $ 969                  $ 803    $ 10,331    $ 29,774               $ 18,789    $ 7,542
------------- ---------------------- ----------- ----------- ------------------- -------------
       293                    257         302       6,709                  1,892        619
------------- ---------------------- ----------- ----------- ------------------- -------------
       293                    257         302       6,709                  1,892        619
------------- ---------------------- ----------- ----------- ------------------- -------------
       676                    546      10,029      23,065                 16,897      6,923
------------- ---------------------- ----------- ----------- ------------------- -------------
        --                     --      42,245      23,602                  2,046         --
      (552)                (1,224)    (23,850)     10,857                  3,173       (532)
------------- ---------------------- ----------- ----------- ------------------- -------------
      (552)                (1,224)     18,395      34,459                  5,219       (532)
------------- ---------------------- ----------- ----------- ------------------- -------------
     7,585                 14,082     (26,364)    (12,496)                23,526     (2,943)
------------- ---------------------- ----------- ----------- ------------------- -------------
     7,033                 12,858      (7,969)     21,963                 28,745     (3,475)
------------- ---------------------- ----------- ----------- ------------------- -------------
   $ 7,709               $ 13,404     $ 2,060    $ 45,028               $ 45,642    $ 3,448
============= ====================== =========== =========== =================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  PIONEER VCT EMERGING MARKETS
                                                                       INVESTMENT DIVISION
                                                          -----------------------------------------------
                                                               2010                   2009     2008 (a)
                                                          ------------ ------------------- --------------
INVESTMENT INCOME:
     Dividends                                              $ 3,039                $ 5,200        $ --
                                                          ------------ ------------------- --------------
EXPENSES:
     Mortality and expense risk charges                      13,622                  1,999         141
                                                          ------------ ------------------- --------------
        Total expenses                                       13,622                  1,999         141
                                                          ------------ ------------------- --------------
           Net investment income (loss)                     (10,583)                 3,201        (141)
                                                          ------------ ------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                 --                     --          --
     Realized gains (losses) on sale of investments          75,682                  8,989        (554)
                                                          ------------ ------------------- --------------
           Net realized gains (losses)                       75,682                  8,989        (554)
                                                          ------------ ------------------- --------------
     Change in unrealized gains (losses) on investments      68,690                311,181     (40,541)
                                                          ------------ ------------------- --------------
     Net realized and change in unrealized gains (losses)
        on investments                                      144,372                320,170     (41,095)
                                                          ------------ ------------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                   $ 133,789              $ 323,371   $ (41,236)
                                                          ============ =================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

PIONEER VCT MID CAP VALUE                 ROYCE MICRO-CAP                 ROYCE SMALL-CAP
      INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
------------------------------------- ---------------------------------------------------------------
       2010                2009 (b)               2010 (f)          2010                   2009 (g)
----------- ------------------------- ---------------------- -------------- -------------------------
      $ 801                   $ --                $ 5,659          $ 425                      $ --
----------- ------------------------- ---------------------- -------------- -------------------------
        297                     34                    619          1,285                        57
----------- ------------------------- ---------------------- -------------- -------------------------
        297                     34                    619          1,285                        57
----------- ------------------------- ---------------------- -------------- -------------------------
        504                    (34)                 5,040           (860)                      (57)
----------- ------------------------- ---------------------- -------------- -------------------------
         --                     --                     --             --                        --
        313                     32                    197          2,111                        16
----------- ------------------------- ---------------------- -------------- -------------------------
        313                     32                    197          2,111                        16
----------- ------------------------- ---------------------- -------------- -------------------------
     14,039                  2,439                 61,964         63,066                     2,984
----------- ------------------------- ---------------------- -------------- -------------------------
     14,352                  2,471                 62,161         65,177                     3,000
----------- ------------------------- ---------------------- -------------- -------------------------
   $ 14,856                $ 2,437               $ 67,201       $ 64,317                   $ 2,943
=========== ========================= ====================== ============== =========================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                          UIF EMERGING MARKETS DEBT
                                                                INVESTMENT DIVISION
                                                          --------------------------------
                                                              2010                 2009 (g)
                                                          -------- -----------------------
INVESTMENT INCOME:
     Dividends                                               $ 318                    $ 74
                                                          -------- -----------------------
EXPENSES:
     Mortality and expense risk charges                         31                       6
                                                          -------- -----------------------
        Total expenses                                          31                       6
                                                          -------- -----------------------
           Net investment income (loss)                        287                      68
                                                          -------- -----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                                --                      --
     Realized gains (losses) on sale of investments             87                      32
                                                          -------- -----------------------
           Net realized gains (losses)                          87                      32
                                                          -------- -----------------------
     Change in unrealized gains (losses) on investments        318                      95
                                                          -------- -----------------------
     Net realized and change in unrealized gains (losses)
        on investments                                         405                     127
                                                          -------- -----------------------
     Net increase (decrease) in net assets resulting
        from operations                                      $ 692                   $ 195
                                                          ======== =======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

UIF EMERGING MARKETS EQUITY               PIMCO VIT LOW DURATION
        INVESTMENT DIVISION                  INVESTMENT DIVISION
--------------------------------------- ----------------------------------
       2010                  2009 (g)          2010             2009 (d)
----------- --------------------------- ----------- ----------------------
      $ 758                     $ --       $ 12,187            $ 11,216
----------- --------------------------- ----------- ----------------------
        520                       17          2,779               1,731
----------- --------------------------- ----------- ----------------------
        520                       17          2,779               1,731
----------- --------------------------- ----------- ----------------------
        238                      (17)         9,408               9,485
----------- --------------------------- ----------- ----------------------
         --                       --          2,469              32,906
        899                      480            260                 180
----------- --------------------------- ----------- ----------------------
        899                      480          2,729              33,086
----------- --------------------------- ----------- ----------------------
     38,992                    1,146         23,685               1,601
----------- --------------------------- ----------- ----------------------
     39,891                    1,626         26,414              34,687
----------- --------------------------- ----------- ----------------------
   $ 40,129                  $ 1,609       $ 35,822            $ 44,172
=========== =========================== =========== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MSF BLACKROCK DIVERSIFIED
                                                                            INVESTMENT DIVISION
                                                     --------------------------------------------------------------
                                                              2010                         2009             2008
                                                     ---------------- ---------------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 2,653,340                 $ 10,169,948      $ 5,620,528
  Net realized gains (losses)                           (1,951,136)                  (4,609,576)       1,274,596
  Change in unrealized gains (losses) on investments    20,635,275                   31,028,944      (90,018,067)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  21,337,479                   36,589,316      (83,122,943)
                                                     ---------------- ---------------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          29,469,771                   32,386,040       36,312,304
  Net transfers (including fixed account)               (2,059,076)                  (4,711,176)      (7,645,743)
  Policy charges                                       (23,701,241)                 (25,234,205)     (25,234,783)
  Transfers for policy benefits and terminations       (19,336,433)                 (17,354,140)     (18,838,290)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (15,626,979)                 (14,913,481)     (15,406,512)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets               5,710,500                   21,675,835      (98,529,455)
NET ASSETS:
  Beginning of year                                    257,391,816                  235,715,981      334,245,436
                                                     ---------------- ---------------------------- ----------------
  End of year                                        $ 263,102,316                $ 257,391,816    $ 235,715,981
                                                     ================ ============================ ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK AGGRESSIVE GROWTH                                  MSF METLIFE STOCK INDEX
                 INVESTMENT DIVISION                                             INVESTMENT DIVISION
----------------------------------------------------------- ------------------------------------------------------------
         2010                   2009                2008             2010                       2009             2008
---------------- ---------------------- ------------------- ---------------- -------------------------- ----------------
 $ (1,491,228)          $ (1,057,460)       $ (1,837,501)     $ 5,808,346                $ 9,682,465      $ 7,210,587
      451,106             (3,328,441)            740,184       (5,405,568)                  (976,772)      24,582,861
   26,312,677             66,805,065        (115,833,611)      82,259,608                112,925,652     (312,125,621)
---------------- ---------------------- ------------------- ---------------- -------------------------- ----------------
   25,272,555             62,419,164        (116,930,928)      82,662,386                121,631,345     (280,332,173)
---------------- ---------------------- ------------------- ---------------- -------------------------- ----------------
   18,632,365             20,361,017          22,493,319       86,739,358                 95,757,402      104,846,071
   (3,158,688)            (3,469,034)         (1,853,857)     (12,182,904)               (18,281,346)     (10,320,663)
  (13,928,346)           (14,222,944)        (14,747,697)     (41,866,793)               (43,260,398)     (45,394,792)
  (14,208,996)           (11,832,605)        (14,745,615)     (41,307,628)               (30,750,386)     (44,256,002)
---------------- ---------------------- ------------------- ---------------- -------------------------- ----------------
  (12,663,665)            (9,163,566)         (8,853,850)      (8,617,967)                 3,465,272        4,874,614
---------------- ---------------------- ------------------- ---------------- -------------------------- ----------------
   12,608,890             53,255,598        (125,784,778)      74,044,419                125,096,617     (275,457,559)
  187,532,635            134,277,037         260,061,815      597,707,546                472,610,929      748,068,488
---------------- ---------------------- ------------------- ---------------- -------------------------- ----------------
$ 200,141,525          $ 187,532,635       $ 134,277,037    $ 671,751,965              $ 597,707,546    $ 472,610,929
================ ====================== =================== ================ ========================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF ARTIO INTERNATIONAL STOCK
                                                                               INVESTMENT DIVISION
                                                     ----------------------------------------------------------------
                                                             2010                             2009            2008
                                                     --------------- -------------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 312,234                        $ (49,120)    $ 1,319,521
  Net realized gains (losses)                          (1,030,425)                      (2,053,375)      6,453,740
  Change in unrealized gains (losses) on investments    3,370,719                       10,298,349     (39,671,178)
                                                     --------------- -------------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  2,652,528                        8,195,854     (31,897,917)
                                                     --------------- -------------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,258,777                        5,947,335       6,916,925
  Net transfers (including fixed account)                (592,663)                      (1,694,751)     (1,195,679)
  Policy charges                                       (3,227,781)                      (3,532,211)     (3,925,209)
  Transfers for policy benefits and terminations       (3,487,847)                      (2,746,693)     (3,608,501)
                                                     --------------- -------------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,049,514)                      (2,026,320)     (1,812,464)
                                                     --------------- -------------------------------- ---------------
     Net increase (decrease) in net assets                603,014                        6,169,534     (33,710,381)
NET ASSETS:
  Beginning of year                                    45,163,862                       38,994,328      72,704,709
                                                     --------------- -------------------------------- ---------------
  End of year                                        $ 45,766,876                     $ 45,163,862    $ 38,994,328
                                                     =============== ================================ ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        MSF T. ROWE PRICE SMALL CAP GROWTH                             MSF OPPENHEIMER GLOBAL EQUITY
                INVESTMENT DIVISION                                       INVESTMENT DIVISION
--------------------------------------------------------- ---------------------------------------------------------
        2010                   2009               2008            2010                   2009               2008
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
  $ (769,902)            $ (277,201)        $ (578,209)      $ 315,620              $ 593,945          $ 579,985
     562,971                468,105         14,184,194         362,727               (362,452)         1,806,879
  22,601,563             19,138,611        (44,529,670)      5,192,068             11,124,292        (23,254,667)
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
  22,394,632             19,329,515        (30,923,685)      5,870,415             11,355,785        (20,867,803)
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
   6,679,778              7,344,778          8,304,333       3,921,178              4,170,777          4,811,674
    (365,817)            (1,819,482)        (1,832,472)        130,181             (1,832,917)        (1,307,371)
  (4,469,032)            (4,555,731)        (4,567,009)     (2,449,571)            (2,484,658)        (2,551,030)
  (5,044,716)            (3,780,276)        (4,436,137)     (2,648,050)            (1,971,254)        (2,513,495)
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
  (3,199,787)            (2,810,711)        (2,531,285)     (1,046,262)            (2,118,051)        (1,560,222)
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
  19,194,845             16,518,804        (33,454,970)      4,824,153              9,237,733        (22,428,025)
  68,810,021             52,291,217         85,746,187      38,882,417             29,644,684         52,072,709
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
$ 88,004,866           $ 68,810,021       $ 52,291,217    $ 43,706,570           $ 38,882,417       $ 29,644,684
=============== ====================== ================== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                           MSF MFS VALUE
                                                                     INVESTMENT DIVISION
                                                     ------------------------------------------------------
                                                             2010                   2009            2008
                                                     --------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 255,596             $ (360,654)      $ 561,336
  Net realized gains (losses)                            (425,864)              (877,734)      4,618,363
  Change in unrealized gains (losses) on investments    5,358,513              9,493,542     (26,124,726)
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  5,188,245              8,255,154     (20,945,027)
                                                     --------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,966,530              7,793,992       9,258,644
  Net transfers (including fixed account)                  37,691             (1,188,905)     (2,421,442)
  Policy charges                                       (3,542,869)            (3,789,583)     (4,038,000)
  Transfers for policy benefits and terminations       (3,962,238)            (2,718,079)     (2,767,928)
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (500,886)                97,424          31,274
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets              4,687,359              8,352,579     (20,913,753)
NET ASSETS:
  Beginning of year                                    49,365,491             41,012,912      61,926,665
                                                     --------------- ---------------------- ---------------
  End of year                                        $ 54,052,850           $ 49,365,491    $ 41,012,912
                                                     =============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

        MSF NEUBERGER BERMAN MID CAP VALUE                        MSF T. ROWE PRICE LARGE CAP GROWTH
                INVESTMENT DIVISION                                       INVESTMENT DIVISION
--------------------------------------------------------- ---------------------------------------------------------
        2010                   2009               2008            2010                   2009               2008
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
      $ (335)             $ 373,237           $ (1,022)     $ (260,485)             $ (70,974)         $ (96,719)
      12,235             (1,385,415)           465,644         253,453               (485,740)         2,565,785
  15,949,723             21,838,137        (39,787,375)      6,370,252             13,392,122        (24,832,884)
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
  15,961,623             20,825,959        (39,322,753)      6,363,220             12,835,408        (22,363,818)
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
   8,746,908              9,917,985         12,028,118       4,102,715              5,247,409          6,714,567
    (311,273)            (2,538,823)        (1,512,789)     (1,629,305)              (479,252)          (722,396)
  (4,935,922)            (4,785,680)        (5,289,330)     (2,739,632)            (3,146,728)        (3,279,014)
  (5,431,326)            (3,527,386)        (3,842,875)     (2,842,508)            (2,638,815)        (2,458,005)
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
  (1,931,613)              (933,904)         1,383,124      (3,108,730)            (1,017,386)           255,152
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
  14,030,010             19,892,055        (37,939,629)      3,254,490             11,818,022        (22,108,666)
  63,957,799             44,065,744         82,005,373      42,520,597             30,702,575         52,811,241
--------------- ---------------------- ------------------ --------------- ---------------------- ------------------
$ 77,987,809           $ 63,957,799       $ 44,065,744    $ 45,775,087           $ 42,520,597       $ 30,702,575
=============== ====================== ================== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                      INVESTMENT DIVISION
                                                     ---------------- ---------------------- ---------------
                                                              2010                   2009            2008
                                                     ---------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 3,134,920            $ 5,177,513     $ 3,745,554
  Net realized gains (losses)                              613,564                195,723         578,961
  Change in unrealized gains (losses) on investments     1,607,603             (1,139,158)        873,489
                                                     ---------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   5,356,087              4,234,078       5,198,004
                                                     ---------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          13,651,933             15,575,764      17,571,072
  Net transfers (including fixed account)                4,296,224              5,185,787     (10,724,107)
  Policy charges                                        (7,836,195)            (8,703,722)     (8,741,597)
  Transfers for policy benefits and terminations        (7,334,933)            (6,465,006)    (11,706,897)
                                                     ---------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          2,777,029              5,592,822     (13,601,529)
                                                     ---------------- ---------------------- ---------------
     Net increase (decrease) in net assets               8,133,116              9,826,901      (8,403,525)
NET ASSETS:
  Beginning of year                                    106,351,639             96,524,738     104,928,263
                                                     ---------------- ---------------------- ---------------
  End of year                                        $ 114,484,755          $ 106,351,639    $ 96,524,738
                                                     ================ ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MSF MORGAN STANLEY EAFE INDEX                                MSF RUSSELL 2000 INDEX
                INVESTMENT DIVISION                                          INVESTMENT DIVISION
--------------------------------------------------------- ---------------------------------------------------------
        2010                   2009               2008            2010                      2009            2008
--------------- ---------------------- ------------------ --------------- ------------------------- ---------------
 $ 1,043,606            $ 1,709,359        $ 1,230,251       $ 169,705                 $ 494,140       $ 223,659
    (236,046)              (455,196)         2,898,914         (66,857)                   70,119       1,982,185
   3,674,685             11,844,795        (35,342,222)     11,828,973                 9,093,620     (21,357,274)
--------------- ---------------------- ------------------ --------------- ------------------------- ---------------
   4,482,245             13,098,958        (31,213,057)     11,931,821                 9,657,879     (19,151,430)
--------------- ---------------------- ------------------ --------------- ------------------------- ---------------
   7,898,110              9,558,645         11,532,998       6,030,913                 6,872,994       7,965,817
   2,327,295             (1,404,247)         1,253,714      (1,459,730)                 (966,184)     (1,376,858)
  (3,885,302)            (4,356,028)        (4,798,345)     (3,188,654)               (3,197,900)     (3,405,238)
  (4,368,376)            (2,974,891)        (3,419,820)     (3,961,411)               (2,569,871)     (2,830,521)
--------------- ---------------------- ------------------ --------------- ------------------------- ---------------
   1,971,727                823,479          4,568,547      (2,578,882)                  139,039         353,200
--------------- ---------------------- ------------------ --------------- ------------------------- ---------------
   6,453,972             13,922,437        (26,644,510)      9,352,939                 9,796,918     (18,798,230)
  58,913,857             44,991,420         71,635,930      47,243,288                37,446,370      56,244,600
--------------- ---------------------- ------------------ --------------- ------------------------- ---------------
$ 65,367,829           $ 58,913,857       $ 44,991,420    $ 56,596,227              $ 47,243,288    $ 37,446,370
=============== ====================== ================== =============== ========================= ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF JENNISON GROWTH
                                                                     INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                             2010                   2009           2008
                                                     --------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (33,604)             $ (75,210)     $ 209,436
  Net realized gains (losses)                              17,747               (140,559)     1,100,787
  Change in unrealized gains (losses) on investments    1,535,759              4,015,386     (7,064,823)
                                                     --------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,519,902              3,799,617     (5,754,600)
                                                     --------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,601,194              1,719,206      1,982,892
  Net transfers (including fixed account)                 598,866               (143,027)      (361,588)
  Policy charges                                         (946,786)              (963,364)      (951,173)
  Transfers for policy benefits and terminations         (838,122)              (752,854)      (843,478)
                                                     --------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           415,152               (140,039)      (173,347)
                                                     --------------- ---------------------- --------------
     Net increase (decrease) in net assets              1,935,054              3,659,578     (5,927,947)
NET ASSETS:
  Beginning of year                                    13,473,347              9,813,769     15,741,716
                                                     --------------- ---------------------- --------------
  End of year                                        $ 15,408,401           $ 13,473,347    $ 9,813,769
                                                     =============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                MSF NEUBERGER BERMAN GENESIS                               MSF METLIFE MID CAP STOCK INDEX
                         INVESTMENT DIVISION                                           INVESTMENT DIVISION
--------------------------------------------------------------- ---------------------------------------------------------
        2010                            2009            2008            2010                   2009               2008
--------------- ------------------------------- --------------- --------------- ---------------------- ------------------
  $ (275,380)                      $ 150,638      $ (263,415)       $ 88,922              $ 436,208          $ 324,526
  (2,085,738)                     (2,703,187)      6,156,715         248,370                308,329          4,777,346
  15,927,942                      10,045,644     (44,228,185)     12,893,844             13,600,526        (28,232,883)
--------------- ------------------------------- --------------- --------------- ---------------------- ------------------
  13,566,824                       7,493,095     (38,334,885)     13,231,136             14,345,063        (23,131,011)
--------------- ------------------------------- --------------- --------------- ---------------------- ------------------
   9,951,447                      11,539,415      13,840,463       7,250,885              8,322,995          9,503,166
  (1,640,139)                     (1,847,368)     (4,686,927)        173,240             (1,733,152)           922,808
  (5,140,082)                     (5,408,103)     (6,294,459)     (3,916,122)            (3,929,463)        (4,174,112)
  (5,453,013)                     (4,050,199)     (5,526,338)     (4,634,928)            (4,046,727)        (6,346,919)
--------------- ------------------------------- --------------- --------------- ---------------------- ------------------
  (2,281,787)                        233,745      (2,667,261)     (1,126,925)            (1,386,348)           (95,057)
--------------- ------------------------------- --------------- --------------- ---------------------- ------------------
  11,285,037                       7,726,840     (41,002,146)     12,104,211             12,958,716        (23,226,068)
  67,433,059                      59,706,219     100,708,365      53,691,851             40,733,135         63,959,203
--------------- ------------------------------- --------------- --------------- ---------------------- --- --------------
$ 78,718,096                    $ 67,433,059    $ 59,706,219    $ 65,796,062           $ 53,691,851       $ 40,733,135
=============== =============================== =============== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                    INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                            2010                   2009              2008
                                                     -------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (51,755)             $ (39,304)        $ (48,690)
  Net realized gains (losses)                            (47,680)              (219,528)          462,091
  Change in unrealized gains (losses) on investments   1,843,398              1,519,136        (3,371,627)
                                                     -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,743,963              1,260,304        (2,958,226)
                                                     -------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           919,140                988,520         1,143,026
  Net transfers (including fixed account)                 81,273               (173,065)         (232,983)
  Policy charges                                        (421,055)              (408,126)         (445,177)
  Transfers for policy benefits and terminations        (486,248)              (281,193)         (339,761)
                                                     -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           93,110                126,136           125,105
                                                     -------------- ---------------------- -----------------
     Net increase (decrease) in net assets             1,837,073              1,386,440        (2,833,121)
NET ASSETS:
  Beginning of year                                    5,593,368              4,206,928         7,040,049
                                                     -------------- ---------------------- -----------------
  End of year                                        $ 7,430,441            $ 5,593,368       $ 4,206,928
                                                     ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                MSF BLACKROCK LARGE CAP VALUE                               MSF DAVIS VENTURE VALUE
                INVESTMENT DIVISION                                         INVESTMENT DIVISION
----------------------------------------------------------- ----------------------------------------------------------
        2010                   2009                 2008            2010                       2009            2008
--------------- ---------------------- -------------------- --------------- -------------------------- ---------------
    $ 27,035               $ 73,451             $ (2,759)       $ 89,335                  $ 312,737       $ 252,624
    (263,466)              (513,587)              (9,263)        191,969                   (723,952)        284,552
   1,265,453              1,615,283           (4,899,187)      5,562,556                 12,907,686     (24,908,606)
--------------- ---------------------- -------------------- --------------- -------------------------- ---------------
   1,029,022              1,175,147           (4,911,209)      5,843,860                 12,496,471     (24,371,430)
--------------- ---------------------- -------------------- --------------- -------------------------- ---------------
   2,157,901              2,432,547            2,920,669       8,027,444                  9,217,297      10,613,485
    (183,197)                29,524              905,258        (908,212)                  (601,386)        154,312
    (871,019)              (969,741)          (1,106,269)     (3,883,974)                (4,013,443)     (4,201,518)
    (957,459)              (514,960)            (512,125)     (3,941,742)                (2,327,459)     (2,743,331)
--------------- ---------------------- -------------------- --------------- -------------------------- ---------------
     146,226                977,370            2,207,533        (706,484)                 2,275,010       3,822,948
--------------- ---------------------- -------------------- --------------- -------------------------- ---------------
   1,175,248              2,152,517           (2,703,676)      5,137,376                 14,771,480     (20,548,482)
  11,723,889              9,571,372           12,275,048      52,773,242                 38,001,762      58,550,244
--------------- ---------------------- -------------------- --------------- -------------------------- ---------------
$ 12,899,137           $ 11,723,889          $ 9,571,372    $ 57,910,618               $ 52,773,242    $ 38,001,762
=============== ====================== ==================== =============== ========================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                               MSF LOOMIS SAYLES SMALL CAP CORE
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2010                   2009              2008
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (112,605)             $ (66,505)       $ (116,679)
  Net realized gains (losses)                             (55,224)              (439,969)        2,006,144
  Change in unrealized gains (losses) on investments    4,065,140              3,809,050        (7,889,493)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,897,311              3,302,576        (6,000,028)
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,076,395              2,435,828         2,662,737
  Net transfers (including fixed account)                (491,792)              (114,204)          421,215
  Policy charges                                       (1,025,327)            (1,044,037)       (1,093,210)
  Transfers for policy benefits and terminations         (999,217)              (789,008)         (727,927)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (439,941)               488,579         1,262,815
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              3,457,370              3,791,155        (4,737,213)
NET ASSETS:
  Beginning of year                                    14,825,414             11,034,259        15,771,472
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 18,282,784           $ 14,825,414      $ 11,034,259
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

    MSF BLACKROCK LEGACY LARGE CAP GROWTH                               MSF BLACKROCK BOND INCOME
               INVESTMENT DIVISION                                            INVESTMENT DIVISION
------------------------------------------------------- ------------------------------------------------------------
       2010                   2009              2008            2010                         2009            2008
-------------- ---------------------- ----------------- --------------- ---------------------------- ---------------
  $ (38,770)              $ (5,579)        $ (18,267)    $ 2,669,950                  $ 5,080,494     $ 3,846,123
     75,641               (146,284)         (120,478)         24,746                     (553,787)       (261,951)
  1,107,022              1,684,656        (1,924,420)      3,372,816                    2,142,811      (7,357,146)
-------------- ---------------------- ----------------- --------------- ---------------------------- ---------------
  1,143,893              1,532,793        (2,063,165)      6,067,512                    6,669,518      (3,772,974)
-------------- ---------------------- ----------------- --------------- ---------------------------- ---------------
  1,127,304              1,097,152         1,197,008       8,520,413                    9,587,028      10,790,630
     39,075                217,819         1,571,610         406,620                   (2,591,044)     (3,035,916)
   (499,832)              (460,694)         (466,831)     (6,604,181)                  (7,385,796)     (7,121,758)
   (438,412)              (223,463)         (276,284)     (5,946,761)                  (5,845,823)     (7,310,990)
-------------- ---------------------- ----------------- --------------- ---------------------------- ---------------
    228,135                630,814         2,025,503      (3,623,909)                  (6,235,635)     (6,678,034)
-------------- ---------------------- ----------------- --------------- ---------------------------- ---------------
  1,372,028              2,163,607           (37,662)      2,443,603                      433,883     (10,451,008)
  5,950,495              3,786,888         3,824,550      82,419,233                   81,985,350      92,436,358
-------------- ---------------------- ----------------- --------------- ---------------------------- ---------------
$ 7,322,523            $ 5,950,495       $ 3,786,888    $ 84,862,836                 $ 82,419,233    $ 81,985,350
============== ====================== ================= =============== ============================ ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MSF FI VALUE LEADERS
                                                                     INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2010                    2009           2008
                                                     -------------- ----------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 42,314                $ 90,114       $ 62,174
  Net realized gains (losses)                           (145,291)               (259,906)       411,042
  Change in unrealized gains (losses) on investments     885,079               1,128,894     (3,184,937)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   782,102                 959,102     (2,711,721)
                                                     -------------- ----------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           997,133               1,137,076      1,366,282
  Net transfers (including fixed account)                 41,388                (112,167)      (339,700)
  Policy charges                                        (451,311)               (473,372)      (540,376)
  Transfers for policy benefits and terminations        (361,541)               (254,916)      (291,811)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          225,669                 296,621        194,395
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets             1,007,771               1,255,723     (2,517,326)
NET ASSETS:
  Beginning of year                                    5,481,161               4,225,438      6,742,764
                                                     -------------- ----------------------- --------------
  End of year                                        $ 6,488,932             $ 5,481,161    $ 4,225,438
                                                     ============== ======================= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                MSF MET/ARTISAN MID CAP VALUE                    MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                          INVESTMENT DIVISION                                                          INVESTMENT DIVISION
---------------------------------------------------------------- ------------------------------------------------------------
        2010                             2009            2008            2010                   2009                  2008
--------------- -------------------------------- --------------- --------------- ---------------------- ---------------------
   $ (47,745)                        $ 94,579      $ (210,128)    $ 1,151,290            $ 1,027,387             $ 570,564
    (887,093)                      (2,074,439)      4,346,340          71,403                382,268              (105,443)
   6,661,231                       14,134,862     (29,274,257)      1,196,007              3,433,572            (3,452,504)
--------------- -------------------------------- --------------- --------------- ---------------------- ---------------------
   5,726,393                       12,155,002     (25,138,045)      2,418,700              4,843,227            (2,987,383)
--------------- -------------------------------- --------------- --------------- ---------------------- ---------------------
   6,389,633                        7,222,155       8,854,520       2,832,832              3,046,053             3,632,344
    (144,561)                      (2,763,216)     (1,996,000)      1,156,919                 35,565              (873,301)
  (3,135,232)                      (3,172,696)     (3,462,919)     (1,584,202)            (1,611,112)           (1,570,638)
  (3,307,007)                      (2,344,946)     (2,411,660)     (1,617,829)            (1,198,113)           (1,108,566)
--------------- -------------------------------- --------------- --------------- ---------------------- ---------------------
    (197,167)                      (1,058,703)        983,941         787,720                272,393                79,839
--------------- -------------------------------- --------------- --------------- ---------------------- ---------------------
   5,529,226                       11,096,299     (24,154,104)      3,206,420              5,115,620            (2,907,544)
  41,071,915                       29,975,616      54,129,720      20,580,082             15,464,462            18,372,006
--------------- -------------------------------- --------------- --------------- ---------------------- ---------------------
$ 46,601,141                     $ 41,071,915    $ 29,975,616    $ 23,786,502           $ 20,580,082          $ 15,464,462
=============== ================================ =============== =============== ====================== =====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                     INVESTMENT DIVISION
                                                     ------------------------------------------------------
                                                             2010                   2009            2008
                                                     --------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 314,612              $ 583,308       $ 545,979
  Net realized gains (losses)                              49,043                (89,029)        (26,281)
  Change in unrealized gains (losses) on investments      435,726                 44,105        (712,221)
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    799,381                538,384        (192,523)
                                                     --------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,331,803              2,652,804       3,041,844
  Net transfers (including fixed account)                (168,918)             3,368,164        (439,337)
  Policy charges                                       (1,312,750)            (1,485,448)     (1,426,939)
  Transfers for policy benefits and terminations       (1,375,135)            (4,351,515)     (1,143,545)
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (525,000)               184,006          32,023
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets                274,381                722,389        (160,500)
NET ASSETS:
  Beginning of year                                    16,359,270             15,636,881      15,797,381
                                                     --------------- ---------------------- ---------------
  End of year                                        $ 16,633,651           $ 16,359,270    $ 15,636,881
                                                     =============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                MSF BLACKROCK MONEY MARKET                                   MSF MFS TOTAL RETURN
                       INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------------- -----------------------------------------------------
        2010                          2009            2008           2010                    2009           2008
--------------- ----------------------------- --------------- -------------- ----------------------- --------------
  $ (300,906)                    $ (11,349)    $ 1,496,178      $ 130,483               $ 179,213      $ 147,927
          --                            --              --        (99,947)               (173,243)       299,566
          --                            --              --        568,242                 937,515     (1,824,737)
--------------- ----------------------------- --------------- -------------- ----------------------- --------------
    (300,906)                      (11,349)      1,496,178        598,778                 943,485     (1,377,244)
--------------- ----------------------------- --------------- -------------- ----------------------- --------------
  14,816,043                     8,264,492       7,147,517        952,924               1,270,198      1,252,582
 (13,160,154)                  (31,859,828)     (3,230,345)       (93,026)                999,337        209,612
  (1,340,285)                   (1,914,002)     (1,791,374)      (506,572)               (577,409)      (544,548)
  (5,424,880)                   (2,515,809)     (3,755,019)      (377,989)               (362,991)      (228,375)
--------------- ----------------------------- --------------- -------------- ----------------------- --------------
  (5,109,276)                  (28,025,147)     (1,629,221)       (24,663)              1,329,135        689,271
--------------- ----------------------------- --------------- -------------- ----------------------- --------------
  (5,410,182)                  (28,036,496)       (133,043)       574,115               2,272,620       (687,973)
  35,228,518                    63,265,014      63,398,057      7,134,157               4,861,537      5,549,510
--------------- ----------------------------- --------------- -------------- ----------------------- --------------
$ 29,818,336                  $ 35,228,518    $ 63,265,014    $ 7,708,272             $ 7,134,157    $ 4,861,537
=============== ============================= =============== ============== ======================= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MSF METLIFE CONSERVATIVE ALLOCATION
                                                                    INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2010                   2009            2008
                                                     -------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 80,267               $ 42,263        $ 10,090
  Net realized gains (losses)                             46,459                  5,727        (144,954)
  Change in unrealized gains (losses) on investments     119,161                276,504        (182,260)
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   245,887                324,494        (317,124)
                                                     -------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           467,696                374,777         277,237
  Net transfers (including fixed account)              1,892,409                493,401         917,176
  Policy charges                                        (296,178)              (222,010)       (193,582)
  Transfers for policy benefits and terminations        (461,555)              (132,555)       (117,612)
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,602,372                513,613         883,219
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets             1,848,259                838,107         566,095
NET ASSETS:
  Beginning of year                                    2,188,237              1,350,130         784,035
                                                     -------------- ---------------------- ---------------
  End of year                                        $ 4,036,496            $ 2,188,237     $ 1,350,130
                                                     ============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

  MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION               MSF METLIFE MODERATE ALLOCATION
               INVESTMENT DIVISION                                   INVESTMENT DIVISION
---------------------------------------------------- --------------------------------------------------------
       2010                   2009           2008            2010                   2009              2008
-------------- ---------------------- -------------- --------------- ---------------------- -----------------
  $ 146,886               $ 97,885       $ 15,426       $ 612,920              $ 506,612          $ 37,558
     32,319                (68,146)        (9,779)         17,779                 (2,887)         (190,034)
    421,073                828,280       (847,823)      3,378,733              5,007,760        (6,087,839)
-------------- ---------------------- -------------- --------------- ---------------------- -----------------
    600,278                858,019       (842,176)      4,009,432              5,511,485        (6,240,315)
-------------- ---------------------- -------------- --------------- ---------------------- -----------------
  1,013,491              1,081,983      1,068,633       5,949,225              6,448,156         6,618,762
  1,079,782                990,434        821,833       3,305,318              2,562,902         3,791,639
   (573,007)              (588,201)      (557,733)     (2,798,394)            (2,812,947)       (2,810,307)
   (457,386)              (298,169)      (249,480)     (2,041,425)            (1,454,530)       (1,220,615)
-------------- ---------------------- -------------- --------------- ---------------------- -----------------
  1,062,880              1,186,047      1,083,253       4,414,724              4,743,580         6,379,479
-------------- ---------------------- -------------- --------------- ---------------------- -----------------
  1,663,158              2,044,066        241,077       8,424,156             10,255,066           139,164
  5,262,543              3,218,477      2,977,400      28,790,175             18,535,109        18,395,945
-------------- ---------------------- -------------- --------------- ---------------------- -----------------
$ 6,925,701            $ 5,262,543    $ 3,218,477    $ 37,214,331           $ 28,790,175      $ 18,535,109
============== ====================== ============== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                     INVESTMENT DIVISION
                                                     --------------- ---------------------- ---------------
                                                             2010                   2009            2008
                                                     --------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 796,924              $ 779,492       $ (16,159)
  Net realized gains (losses)                            (102,509)              (133,216)        175,501
  Change in unrealized gains (losses) on investments    7,116,457             10,602,923     (15,640,562)
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  7,810,872             11,249,199     (15,481,220)
                                                     --------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         13,837,630             16,058,041      18,467,427
  Net transfers (including fixed account)                 655,595               (778,406)      5,509,124
  Policy charges                                       (5,100,587)            (5,739,610)     (6,415,360)
  Transfers for policy benefits and terminations       (4,588,662)            (2,211,947)     (1,143,926)
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         4,803,976              7,328,078      16,417,265
                                                     --------------- ---------------------- ---------------
     Net increase (decrease) in net assets             12,614,848             18,577,277         936,045
NET ASSETS:
  Beginning of year                                    52,449,221             33,871,944      32,935,899
                                                     --------------- ---------------------- ---------------
  End of year                                        $ 65,064,069           $ 52,449,221    $ 33,871,944
                                                     =============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         MSF METLIFE AGGRESSIVE ALLOCATION                                JANUS ASPEN JANUS
                       INVESTMENT DIVISION                              INVESTMENT DIVISION
--------------- ---------------------------------------- ----------------------------------------------------
        2010                   2009              2008           2010                   2009           2008
--------------- ---------------------- ----------------- -------------- ---------------------- --------------
    $ 35,920              $ 123,185         $ (10,348)    $ (153,142)               $ 5,686       $ 16,320
    (132,924)              (317,303)           90,850         52,158                (31,201)        49,473
   1,845,829              2,668,257        (4,222,544)       848,330              1,662,317     (3,051,413)
--------------- ---------------------- ----------------- -------------- ---------------------- --------------
   1,748,825              2,474,139        (4,142,042)       747,346              1,636,802     (2,985,620)
--------------- ---------------------- ----------------- -------------- ---------------------- --------------
   2,868,443              3,280,605         3,819,292        635,005                658,401        663,301
     306,772               (255,947)          697,397        (58,773)                 8,858        122,598
  (1,017,478)            (1,143,655)       (1,345,001)      (122,027)              (310,790)      (245,583)
    (952,529)              (607,225)         (323,045)            --                 (1,693)      (135,708)
--------------- ---------------------- ----------------- -------------- ---------------------- --------------
   1,205,208              1,273,778         2,848,643        454,205                354,776        404,608
--------------- ---------------------- ----------------- -------------- ---------------------- --------------
   2,954,033              3,747,917        (1,293,399)     1,201,551              1,991,578     (2,581,012)
  10,645,616              6,897,699         8,191,098      6,630,451              4,638,873      7,219,885
--------------- ---------------------- ----------------- -------------- ---------------------- --------------
$ 13,599,649           $ 10,645,616       $ 6,897,699    $ 7,832,002            $ 6,630,451    $ 4,638,873
=============== ====================== ================= ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    JANUS ASPEN BALANCED
                                                                     INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                            2010                    2009         2008
                                                     -------------- ----------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 30,692                $ 12,907      $ 2,996
  Net realized gains (losses)                             26,581                  19,174        3,694
  Change in unrealized gains (losses) on investments      90,252                  93,262      (21,788)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   147,525                 125,343      (15,098)
                                                     -------------- ----------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           500,783                 116,443       43,848
  Net transfers (including fixed account)                426,734               1,020,529      144,876
  Policy charges                                         (30,577)                (15,717)      (4,348)
  Transfers for policy benefits and terminations          (8,070)                 (2,543)      (2,904)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          888,870               1,118,712      181,472
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets             1,036,395               1,244,055      166,374
NET ASSETS:
  Beginning of year                                    1,490,464                 246,409       80,035
                                                     -------------- ----------------------- ------------
  End of year                                        $ 2,526,859             $ 1,490,464    $ 246,409
                                                     ============== ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                 JANUS ASPEN FORTY                              JANUS ASPEN OVERSEAS
               INVESTMENT DIVISION                               INVESTMENT DIVISION
-------------------------------------------------- ------------------------------------------------
       2010                   2009         2008         2010                    2009     2008 (a)
-------------- ---------------------- ------------ ------------ ----------------------- -----------
  $ (14,015)              $ (2,048)    $ (2,300)       $ 792                    $ 58       $ (44)
     14,051                (78,622)     (93,936)       4,218                  26,564        (177)
     47,707                310,554     (295,412)      62,994                  37,885     (18,504)
-------------- ---------------------- ------------ ------------ ----------------------- -----------
     47,743                229,884     (391,648)      68,004                  64,507     (18,725)
-------------- ---------------------- ------------ ------------ ----------------------- -----------
    190,160                165,769       22,794       61,601                   9,283          38
     46,953                209,535      641,922      175,192                  11,467      45,738
    (16,395)               (23,392)     (14,473)      (7,034)                 (3,624)       (400)
     (6,634)              (106,150)    (302,227)      (4,005)                (25,524)       (667)
-------------- ---------------------- ------------ ------------ ----------------------- -----------
    214,084                245,762      348,016      225,754                  (8,398)     44,709
-------------- ---------------------- ------------ ------------ ----------------------- -----------
    261,827                475,646      (43,632)     293,758                  56,109      25,984
    950,941                475,295      518,927       82,093                  25,984          --
-------------- ---------------------- ------------ ------------ ----------------------- -----------
$ 1,212,768              $ 950,941    $ 475,295    $ 375,851                $ 82,093    $ 25,984
============== ====================== ============ ============ ======================= ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    INVESCO V.I. GLOBAL REAL ESTATE
                                                                                INVESTMENT DIVISION
                                                     ----------------------------------------------------------------
                                                            2010                               2009           2008
                                                     -------------- ---------------------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 32,545                           $ (5,813)     $ 117,347
  Net realized gains (losses)                           (130,047)                          (698,156)       (61,509)
  Change in unrealized gains (losses) on investments     289,353                          1,038,943     (1,334,686)
                                                     -------------- ---------------------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   191,851                            334,974     (1,278,848)
                                                     -------------- ---------------------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners             3,708                            143,426        125,102
  Net transfers (including fixed account)                (63,773)                          (367,827)        28,052
  Policy charges                                         (14,537)                           (55,212)       (71,189)
  Transfers for policy benefits and terminations         (26,660)                            (3,924)        80,702
                                                     -------------- ---------------------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (101,262)                          (283,537)       162,667
                                                     -------------- ---------------------------------- --------------
     Net increase (decrease) in net assets                90,589                             51,437     (1,116,181)
NET ASSETS:
  Beginning of year                                    1,506,522                          1,455,085      2,571,266
                                                     -------------- ---------------------------------- --------------
  End of year                                        $ 1,597,111                        $ 1,506,522    $ 1,455,085
                                                     ============== ================================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                INVESCO V.I.
INVESCO V.I. INTERNATIONAL GROWTH                 INVESCO V.I. GOVERNMENT                VAN KAMPEN COMSTOCK
              INVESTMENT DIVISION                     INVESTMENT DIVISION                INVESTMENT DIVISION
------------------------------------ --------------------------------------- ----------------------------------
     2010                 2009 (b)        2010                       2009        2008                2010 (c)
------------ ----------------------- ------------ -------------------------- ----------- ----------------------
  $ 3,581                   $ 213       $ (101)                   $ 3,609     $ 1,876                   $ --
    1,465                      34         (188)                      (289)     (1,270)                    53
   26,537                   2,258        4,107                     (2,868)       (983)                    45
------------ ----------------------- ------------ -------------------------- ----------- ----------------------
   31,583                   2,505        3,818                        452        (377)                    98
------------ ----------------------- ------------ -------------------------- ----------- ----------------------
   43,890                      --       23,483                     51,159      30,742                     --
  184,805                  16,392       (1,622)                    10,279         444                 31,986
   (4,422)                   (495)      (5,001)                    (7,970)     (6,986)                    --
   (1,805)                    (42)          --                       (411)    (15,013)                    --
------------ ----------------------- ------------ -------------------------- ----------- ----------------------
  222,468                  15,855       16,860                     53,057       9,187                 31,986
------------ ----------------------- ------------ -------------------------- ----------- ----------------------
  254,051                  18,360       20,678                     53,509       8,810                 32,084
   18,360                      --       85,035                     31,526      22,716                     --
------------ ----------------------- ------------ -------------------------- ----------- ----------------------
$ 272,411                $ 18,360    $ 105,713                   $ 85,035    $ 31,526               $ 32,084
============ ======================= ============ ========================== =========== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           FTVIPT TEMPLETON FOREIGN SECURITIES
                                                                    INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                            2010                   2009              2008
                                                     -------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (74,871)             $ 211,754         $ 166,480
  Net realized gains (losses)                            (50,450)              (153,389)          735,646
  Change in unrealized gains (losses) on investments     614,425              2,059,948        (4,855,241)
                                                     -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   489,104              2,118,313        (3,953,115)
                                                     -------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           834,212                807,327           773,781
  Net transfers (including fixed account)                220,184               (284,673)          350,298
  Policy charges                                        (165,900)              (372,860)         (323,164)
  Transfers for policy benefits and terminations         (68,047)              (189,134)         (355,256)
                                                     -------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          820,449                (39,340)          445,659
                                                     -------------- ---------------------- -----------------
     Net increase (decrease) in net assets             1,309,553              2,078,973        (3,507,456)
NET ASSETS:
  Beginning of year                                    7,935,141              5,856,168         9,363,624
                                                     -------------- ---------------------- -----------------
  End of year                                        $ 9,244,694            $ 7,935,141       $ 5,856,168
                                                     ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES              FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                      INVESTMENT DIVISION                                  INVESTMENT DIVISION
------------------------------------------------------ ------------------------------------------
     2010                   2009               2008       2010                         2009 (d)
------------ ---------------------- ------------------ ---------- -------------------------------
  $ 7,237                $ 3,112           $ 39,464      $ (29)                           $ (4)
   (4,189)              (438,168)            78,245      4,601                               5
   81,592                609,659           (759,844)      (171)                            239
------------ ---------------------- ------------------ ---------- -------------------------------
   84,640                174,603           (642,135)     4,401                             240
------------ ---------------------- ------------------ ---------- -------------------------------
   97,464                291,315            407,392      9,303                              --
  (79,267)            (1,354,085)           463,793     (9,428)                          3,614
  (17,879)               (31,930)           (44,076)      (736)                           (140)
     (141)               (32,906)           (55,518)    (3,516)                            (10)
------------ ---------------------- ------------------ ---------- -------------------------------
      177             (1,127,606)           771,591     (4,377)                          3,464
------------ ---------------------- ------------------ ---------- -------------------------------
   84,817               (953,003)           129,456         24                           3,704
  882,515              1,835,518          1,706,062      3,704                              --
------------ ---------------------- ------------------ ---------- -------------------------------
$ 967,332              $ 882,515        $ 1,835,518    $ 3,728                         $ 3,704
============ ====================== ================== ========== ===============================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                                  INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                          2010                   2009            2008
                                                     ------------ ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,176                 $ (370)         $ (223)
  Net realized gains (losses)                            8,379                 (2,773)           (414)
  Change in unrealized gains (losses) on investments     1,480                 45,397         (37,457)
                                                     ------------ ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  11,035                 42,254         (38,094)
                                                     ------------ ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           1,269                 21,200           5,432
  Net transfers (including fixed account)              (20,468)                29,509          30,492
  Policy charges                                        (1,852)                (2,499)           (913)
  Transfers for policy benefits and terminations            --                (10,407)           (567)
                                                     ------------ ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (21,051)                37,803          34,444
                                                     ------------ ---------------------- ---------------
     Net increase (decrease) in net assets             (10,016)                80,057          (3,650)
NET ASSETS:
  Beginning of year                                    129,504                 49,447          53,097
                                                     ------------ ---------------------- ---------------
  End of year                                        $ 119,488              $ 129,504        $ 49,447
                                                     ============ ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                                         ALLIANCEBERNSTEIN
ALLIANCEBERNSTEIN INTERMEDIATE BOND    INTERNATIONAL VALUE                   FIDELITY VIP CONTRAFUND
                INVESTMENT DIVISION    INVESTMENT DIVISION                       INVESTMENT DIVISION
------------------------------------------------------------- --------------------------------------------------------
    2010                    2009 (e)               2010 (f)          2010                       2009           2008
----------- -------------------------- ---------------------- -------------- -------------------------- --------------
 $ 2,038                      $ 692                   $ 29        $ 9,930                   $ 30,836       $ 13,305
   2,172                        716                      1       (217,628)                  (198,535)      (242,658)
  (1,393)                     2,187                     88        648,547                  1,136,586     (1,292,698)
----------- -------------------------- ---------------------- -------------- -------------------------- --------------
   2,817                      3,595                    118        440,849                    968,887     (1,522,051)
----------- -------------------------- ---------------------- -------------- -------------------------- --------------
   3,570                     13,019                     --        166,923                    431,847        540,486
   9,880                     23,126                  1,252     (1,821,221)                   898,388        269,458
  (1,055)                      (590)                   (13)       (86,557)                   (99,153)       (91,935)
    (255)                   (10,842)                    --        (10,806)                  (139,114)      (170,946)
----------- -------------------------- ---------------------- -------------- -------------------------- --------------
  12,140                     24,713                  1,239     (1,751,661)                 1,091,968        547,063
----------- -------------------------- ---------------------- -------------- -------------------------- --------------
  14,957                     28,308                  1,357     (1,310,812)                 2,060,855       (974,988)
  28,308                         --                     --      3,988,185                  1,927,330      2,902,318
----------- -------------------------- ---------------------- -------------- -------------------------- --------------
$ 43,265                   $ 28,308                $ 1,357    $ 2,677,373                $ 3,988,185    $ 1,927,330
=========== ========================== ====================== ============== ========================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            FIDELITY VIP ASSET MANAGER: GROWTH
                                                                    INVESTMENT DIVISION
                                                     ------------------------------------------------------
                                                            2010                   2009             2008
                                                     -------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 7,999               $ 15,866         $ 17,011
  Net realized gains (losses)                             37,274                (16,185)           8,935
  Change in unrealized gains (losses) on investments     201,872                427,179         (532,156)
                                                     -------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                   247,145                426,860         (506,210)
                                                     -------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           168,558                240,196          167,675
  Net transfers (including fixed account)                (53,668)               256,106           79,494
  Policy charges                                         (58,088)               (64,669)         (45,464)
  Transfers for policy benefits and terminations        (120,774)               (44,925)         (46,018)
                                                     -------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (63,972)               386,708          155,687
                                                     -------------- ---------------------- ----------------
     Net increase (decrease) in net assets               183,173                813,568         (350,523)
NET ASSETS:
  Beginning of year                                    1,722,435                908,867        1,259,390
                                                     -------------- ---------------------- ----------------
  End of year                                        $ 1,905,608            $ 1,722,435        $ 908,867
                                                     ============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP INVESTMENT GRADE BOND                          FIDELITY VIP EQUITY-INCOME
             INVESTMENT DIVISION                                        INVESTMENT DIVISION
--------------------------------------------------- -------------------------------------------------------
     2010                   2009            2008         2010                          2009         2008
------------ ---------------------- --------------- ------------ ----------------------------- ------------
 $ 13,892               $ 10,311         $ 1,503      $ 2,489                       $ 3,688     $ 16,347
   23,465                  3,887          13,667       (5,418)                     (392,905)    (281,987)
  (13,312)                (1,678)         (8,842)      31,745                       405,695     (292,885)
------------ ---------------------- --------------- ------------ ----------------------------- ------------
   24,045                 12,520           6,328       28,816                        16,478     (558,525)
------------ ---------------------- --------------- ------------ ----------------------------- ------------
      829                  4,336           5,021       37,251                        60,293      140,670
  281,430                183,821        (563,563)    (103,500)                     (169,930)     350,624
   (4,910)                (4,482)         (5,850)      (5,643)                      (10,922)     (27,027)
       --                 (5,946)       (250,607)          --                      (227,954)    (544,605)
------------ ---------------------- --------------- ------------ ----------------------------- ------------
  277,349                177,729        (814,999)     (71,892)                     (348,513)     (80,338)
------------ ---------------------- --------------- ------------ ----------------------------- ------------
  301,394                190,249        (808,671)     (43,076)                     (332,035)    (638,863)
  233,950                 43,701         852,372      245,766                       577,801    1,216,664
------------ ---------------------- --------------- ------------ ----------------------------- ------------
$ 535,344              $ 233,950        $ 43,701    $ 202,690                     $ 245,766    $ 577,801
============ ====================== =============== ============ ============================= ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                              FIDELITY VIP HIGH INCOME
                                                                                   INVESTMENT DIVISION
                                                                              ------------------------ ---------
                                                                                 2010                 2009 (b)
                                                                              ---------- -----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                                  $ 310                 $ 2,849
  Net realized gains (losses)                                                    (227)                     11
  Change in unrealized gains (losses) on investments                              801                    (647)
                                                                              ---------- -----------------------
     Net increase (decrease) in net assets resulting from operations              884                   2,213
                                                                              ---------- -----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                                     --                  16,782
  Net transfers (including fixed account)                                     (36,834)                 22,156
  Policy charges                                                                 (252)                   (236)
  Transfers for policy benefits and terminations                                 (148)                     --
                                                                              ---------- -----------------------
     Net increase (decrease) in net assets resulting from policy transactions (37,234)                 38,702
                                                                              ---------- -----------------------
     Net increase (decrease) in net assets                                    (36,350)                 40,915
NET ASSETS:
  Beginning of year                                                            40,915                      --
                                                                              ---------- -----------------------
  End of year                                                                 $ 4,565                $ 40,915
                                                                              ========== =======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             FIDELITY VIP MID CAP                            FIDELITY VIP FREEDOM 2010
              INVESTMENT DIVISION                                  INVESTMENT DIVISION
------------------------------------------------ ----------------------------------------------------
     2010                    2009     2008 (a)       2010                         2009     2008 (a)
------------ ----------------------- ----------- ----------- ---------------------------- -----------
 $ (4,707)                  $ (23)       $ 14       $ 545                        $ 457       $ 802
    3,104                     742         (70)        537                       (1,656)        545
   83,723                  13,131     (10,714)      2,036                        3,793      (2,956)
------------ ----------------------- ----------- ----------- ---------------------------- -----------
   82,120                  13,850     (10,770)      3,118                        2,594      (1,609)
------------ ----------------------- ----------- ----------- ---------------------------- -----------
   95,232                3,949.00          --       2,793                        1,353         339
   77,140                 192,734      43,089      12,520                      (12,215)     26,580
   (3,824)                   (835)       (179)         --                           --          --
   (4,506)                (25,654)       (315)     (1,119)                        (753)     (1,741)
------------ ----------------------- ----------- ----------- ---------------------------- -----------
  164,042                 170,194      42,595      14,194                      (11,615)     25,178
------------ ----------------------- ----------- ----------- ---------------------------- -----------
  246,162                 184,044      31,825      17,312                       (9,021)     23,569
  215,869                  31,825          --      14,548                       23,569          --
------------ ----------------------- ----------- ----------- ---------------------------- -----------
$ 462,031               $ 215,869    $ 31,825    $ 31,860                     $ 14,548    $ 23,569
============ ======================= =========== =========== ============================ ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  FIDELITY VIP FREEDOM 2020
                                                                        INVESTMENT DIVISION
                                                     ------------ ---------------------------- -----------
                                                          2010                         2009     2008 (a)
                                                     ------------ ---------------------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 12,680                     $ 17,181     $ 1,217
  Net realized gains (losses)                            8,278                         (918)      1,278
  Change in unrealized gains (losses) on investments    70,032                      149,817     (11,135)
                                                     ------------ ---------------------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                  90,990                      166,080      (8,640)
                                                     ------------ ---------------------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          10,953                        2,536         344
  Net transfers (including fixed account)                1,108                      449,027      46,772
  Policy charges                                        (7,298)                      (5,925)       (315)
  Transfers for policy benefits and terminations        (5,562)                        (928)       (440)
                                                     ------------ ---------------------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                           (799)                     444,710      46,361
                                                     ------------ ---------------------------- -----------
     Net increase (decrease) in net assets              90,191                      610,790      37,721
NET ASSETS:
  Beginning of year                                    648,511                       37,721          --
                                                     ------------ ---------------------------- -----------
  End of year                                        $ 738,702                    $ 648,511    $ 37,721
                                                     ============ ============================ ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             FIDELITY VIP FREEDOM 2030                                 AMERICAN FUNDS GROWTH
                   INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- ---------------------------------------------------------
     2010                         2009     2008 (a)            2010                     2009            2008
------------ ---------------------------- ----------- ---------------- ------------------------ ---------------
  $ 1,654                        $ 512       $ 652       $ (121,539)              $ (160,985)        $ 8,765
    1,390                          367       1,114         (328,082)              (1,821,468)     11,917,407
   11,839                        6,395      (3,051)      19,817,938               31,985,158     (70,192,654)
------------ ---------------------------- ----------- ---------------- ------------------------ ---------------
   14,883                        7,274      (1,285)      19,368,317               30,002,705     (58,266,482)
------------ ---------------------------- ----------- ---------------- ------------------------ ---------------
    3,169                        1,286         109       16,677,167               18,769,815      22,132,573
   62,506                        2,573      22,132       (1,005,842)              (2,195,305)      5,909,829
   (1,042)                         (28)         --       (8,182,015)              (8,384,980)     (9,064,293)
   (3,063)                        (754)        431       (8,617,264)              (5,510,035)     (5,469,352)
------------ ---------------------------- ----------- ---------------- ------------------------ ---------------
   61,570                        3,077      22,672       (1,127,954)               2,679,495      13,508,757
------------ ---------------------------- ----------- ---------------- ------------------------ ---------------
   76,453                       10,351      21,387       18,240,363               32,682,200     (44,757,725)
   31,738                       21,387          --      109,197,492               76,515,292     121,273,017
------------ ---------------------------- ----------- ---------------- ------------------------ ---------------
$ 108,191                     $ 31,738    $ 21,387    $ 127,437,855            $ 109,197,492    $ 76,515,292
============ ============================ =========== ================ ======================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     AMERICAN FUNDS GROWTH-INCOME
                                                                              INVESTMENT DIVISION
                                                     ---------------------------------------------------------------
                                                             2010                            2009            2008
                                                     --------------- ------------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 453,689                       $ 446,910       $ 616,716
  Net realized gains (losses)                            (336,443)                       (956,152)      4,098,718
  Change in unrealized gains (losses) on investments    6,948,053                      15,943,649     (34,739,655)
                                                     --------------- ------------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  7,065,299                      15,434,407     (30,024,221)
                                                     --------------- ------------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         10,334,758                      11,825,982      13,919,840
  Net transfers (including fixed account)                (240,405)                     (1,377,002)       (337,648)
  Policy charges                                       (5,117,228)                     (5,387,634)     (5,766,937)
  Transfers for policy benefits and terminations       (4,718,644)                     (3,569,007)     (3,550,594)
                                                     --------------- ------------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           258,481                       1,492,340       4,264,661
                                                     --------------- ------------------------------- ---------------
     Net increase (decrease) in net assets              7,323,780                      16,926,746     (25,759,560)
NET ASSETS:
  Beginning of year                                    66,537,414                      49,610,668      75,370,228
                                                     --------------- ------------------------------- ---------------
  End of year                                        $ 73,861,194                    $ 66,537,414    $ 49,610,668
                                                     =============== =============================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                   AMERICAN FUNDS BOND
                INVESTMENT DIVISION                                   INVESTMENT DIVISION
------------------------------------------------------ ----------------------------------------------------
        2010                   2009            2008           2010                   2009           2008
--------------- ---------------------- --------------- -------------- ---------------------- --------------
   $ 538,047             $ (246,097)     $ (466,291)      $ 94,433               $ 88,860      $ 168,134
    (386,466)            (2,366,209)      6,877,405         (8,911)               (91,981)       (78,359)
  11,810,164             23,159,810     (44,244,505)       122,161                381,938       (446,834)
--------------- ---------------------- --------------- -------------- ---------------------- --------------
  11,961,745             20,547,504     (37,833,391)       207,683                378,817       (357,059)
--------------- ---------------------- --------------- -------------- ---------------------- --------------
   8,529,505              9,330,898      11,097,448        724,857                777,097        813,635
    (976,366)            (1,354,960)         87,246        320,665                (59,617)        63,592
  (4,049,658)            (3,968,778)     (4,406,590)      (330,299)              (371,335)      (377,262)
  (4,114,157)            (2,381,130)     (2,679,242)      (318,517)              (107,448)      (182,193)
--------------- ---------------------- --------------- -------------- ---------------------- --------------
    (610,676)             1,626,030       4,098,862        396,706                238,697        317,772
--------------- ---------------------- --------------- -------------- ---------------------- --------------
  11,351,069             22,173,534     (33,734,529)       604,389                617,514        (39,287)
  56,054,284             33,880,750      67,615,279      3,760,642              3,143,128      3,182,415
--------------- ---------------------- --------------- -------------- ---------------------- --------------
$ 67,405,353           $ 56,054,284    $ 33,880,750    $ 4,365,031            $ 3,760,642    $ 3,143,128
=============== ====================== =============== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  AMERICAN FUNDS INTERNATIONAL
                                                                           INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                          2010                            2009     2008 (a)
                                                     ------------ ------------------------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 3,782                           $ 799     $ 1,075
  Net realized gains (losses)                             (608)                          1,537         (88)
  Change in unrealized gains (losses) on investments    46,566                          19,842     (13,968)
                                                     ------------ ------------------------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                  49,740                          22,178     (12,981)
                                                     ------------ ------------------------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         196,875                          22,210          --
  Net transfers (including fixed account)              113,293                         416,930      57,452
  Policy charges                                        (7,689)                         (1,457)       (246)
  Transfers for policy benefits and terminations        (7,938)                        (38,651)        (91)
                                                     ------------ ------------------------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                        294,541                         399,032      57,115
                                                     ------------ ------------------------------- -----------
     Net increase (decrease) in net assets             344,281                         421,210      44,134
NET ASSETS:
  Beginning of year                                    465,344                          44,134          --
                                                     ------------ ------------------------------- -----------
  End of year                                        $ 809,625                       $ 465,344    $ 44,134
                                                     ============ =============================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

AMERICAN FUNDS U.S. GOVERNMENT/AAA RATED SECURITIES             MIST T. ROWE PRICE MID CAP GROWTH
             INVESTMENT DIVISION                                      INVESTMENT DIVISION
------------------------------------------------------ --------------------------------------------------------
      2010                   2009           2008 (a)           2010                   2009              2008
------------- ---------------------- ----------------- --------------- ---------------------- -----------------
      $ 87                $ 1,740             $ 709      $ (150,122)            $ (115,483)       $ (121,466)
       643                  1,124                 1         131,367               (381,122)        1,499,327
     1,804                 (1,799)              862       4,580,355              5,596,487        (8,808,387)
------------- ---------------------- ----------------- --------------- ---------------------- -----------------
     2,534                  1,065             1,572       4,561,600              5,099,882        (7,430,526)
------------- ---------------------- ----------------- --------------- ---------------------- -----------------
     7,825                 43,406                --       2,269,288              2,540,664         3,106,587
   (50,106)                40,706            33,514         264,028                (25,606)          478,281
   (10,089)                (8,355)             (181)     (1,184,611)            (1,208,476)       (1,260,749)
    (2,565)               (21,474)              (22)     (1,448,078)              (796,500)       (1,115,075)
------------- ---------------------- ----------------- --------------- ---------------------- -----------------
   (54,935)                54,283            33,311         (99,373)               510,083         1,209,044
------------- ---------------------- ----------------- --------------- ---------------------- -----------------
   (52,401)                55,348            34,883       4,462,227              5,609,964        (6,221,482)
    90,231                 34,883                --      16,772,681             11,162,717        17,384,199
------------- ---------------------- ----------------- --------------- ---------------------- -----------------
  $ 37,830               $ 90,231          $ 34,883    $ 21,234,908           $ 16,772,681      $ 11,162,717
============= ====================== ================= =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                MIST MFS RESEARCH INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2010                   2009              2008
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 134,233              $ 280,264         $ 153,553
  Net realized gains (losses)                            (545,005)            (1,024,253)          891,055
  Change in unrealized gains (losses) on investments    1,743,808              3,897,065        (7,755,181)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,333,036              3,153,076        (6,710,573)
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,870,809              2,210,375         2,439,035
  Net transfers (including fixed account)                (766,625)              (550,815)        2,279,426
  Policy charges                                         (802,613)              (902,498)         (971,130)
  Transfers for policy benefits and terminations         (892,543)              (545,950)         (852,116)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (590,972)               211,112         2,895,215
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets                742,064              3,364,188        (3,815,358)
NET ASSETS:
  Beginning of year                                    13,178,754              9,814,566        13,629,924
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 13,920,818           $ 13,178,754       $ 9,814,566
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                MIST PIMCO TOTAL RETURN                                    MIST RCM TECHNOLOGY
                    INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------------- -----------------------------------------------------
        2010                       2009            2008            2010                   2009           2008
--------------- -------------------------- --------------- --------------- ---------------------- --------------
 $ 1,273,636                $ 2,452,300     $ 1,044,114      $ (111,175)             $ (82,504)   $ 1,260,852
     474,495                  1,576,841         795,767         (54,192)              (600,648)     2,114,093
   1,426,113                  1,911,046      (1,944,451)      3,551,862              5,182,655     (9,308,569)
--------------- -------------------------- --------------- --------------- ---------------------- --------------
   3,174,244                  5,940,187        (104,570)      3,386,495              4,499,503     (5,933,624)
--------------- -------------------------- --------------- --------------- ---------------------- --------------
   5,334,220                  5,672,803       6,020,557       1,602,041              1,674,647      1,927,758
   3,101,158                  2,447,477         960,679           7,146              1,430,181       (675,929)
  (3,135,341)                (3,246,181)     (2,840,352)       (958,684)              (886,510)      (820,489)
  (3,692,336)                (3,035,028)     (2,205,736)     (1,144,160)              (618,269)      (607,497)
--------------- -------------------------- --------------- --------------- ---------------------- --------------
   1,607,701                  1,839,070       1,935,148        (493,657)             1,600,049       (176,157)
--------------- -------------------------- --------------- --------------- ---------------------- --------------
   4,781,945                  7,779,258       1,830,578       2,892,838              6,099,552     (6,109,781)
  41,820,317                 34,041,059      32,210,481      13,221,048              7,121,496     13,231,277
--------------- -------------------------- --------------- --------------- ---------------------- --------------
$ 46,602,262               $ 41,820,317    $ 34,041,059    $ 16,113,886           $ 13,221,048    $ 7,121,496
=============== ========================== =============== =============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                MIST LORD ABBETT BOND DEBENTURE
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2010                   2009              2008
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,402,246            $ 1,391,406         $ 741,410
  Net realized gains (losses)                             240,525               (126,749)          159,621
  Change in unrealized gains (losses) on investments    1,315,427              5,411,601        (5,045,528)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  2,958,198              6,676,258        (4,144,497)
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,523,009              2,703,439         3,044,630
  Net transfers (including fixed account)                (548,415)             2,036,045          (840,812)
  Policy charges                                       (1,509,898)            (1,703,902)       (1,532,129)
  Transfers for policy benefits and terminations       (1,782,906)            (1,226,776)       (1,240,893)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,318,210)             1,808,806          (569,204)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              1,639,988              8,485,064        (4,713,701)
NET ASSETS:
  Beginning of year                                    26,033,742             17,548,678        22,262,379
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 27,673,730           $ 26,033,742      $ 17,548,678
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                                  MIST INVESCO SMALL CAP GROWTH
               INVESTMENT DIVISION                                            INVESTMENT DIVISION
---------------------------------------------------- --------------------------------------------------------------
       2010                   2009           2008           2010                             2009           2008
-------------- ---------------------- -------------- -------------- -------------------------------- --------------
   $ 11,435               $ 19,267       $ 16,248      $ (30,507)                       $ (22,254)     $ (24,205)
    (93,933)              (283,748)        35,602        (15,371)                         (84,509)       197,782
  1,108,654              1,519,608     (2,239,073)       887,599                          919,328     (1,510,157)
-------------- ---------------------- -------------- -------------- -------------------------------- --------------
  1,026,156              1,255,127     (2,187,223)       841,721                          812,565     (1,336,580)
-------------- ---------------------- -------------- -------------- -------------------------------- --------------
    700,574                796,272        992,305        471,774                          525,764        623,838
     24,219               (267,754)       293,008        164,724                          214,625         84,613
   (347,953)              (346,321)      (394,747)      (216,436)                        (223,502)      (237,487)
   (387,630)              (290,206)      (365,399)      (184,521)                        (124,073)      (180,449)
-------------- ---------------------- -------------- -------------- -------------------------------- --------------
    (10,790)              (108,009)       525,167        235,541                          392,814        290,515
-------------- ---------------------- -------------- -------------- -------------------------------- --------------
  1,015,366              1,147,118     (1,662,056)     1,077,262                        1,205,379     (1,046,065)
  4,569,758              3,422,640      5,084,696      3,392,636                        2,187,257      3,233,322
-------------- ---------------------- -------------- -------------- -------------------------------- --------------
$ 5,585,124            $ 4,569,758    $ 3,422,640    $ 4,469,898                      $ 3,392,636    $ 2,187,257
============== ====================== ============== ============== ================================ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                              MIST HARRIS OAKMARK INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     ---------------------------------------------------------
                                                             2010                   2009               2008
                                                     --------------- ---------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 343,311            $ 1,418,689          $ 242,385
  Net realized gains (losses)                            (312,283)            (1,294,657)         2,675,287
  Change in unrealized gains (losses) on investments    4,235,035              8,897,628        (13,913,907)
                                                     --------------- ---------------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  4,266,063              9,021,660        (10,996,235)
                                                     --------------- ---------------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,074,673              4,204,850          5,154,234
  Net transfers (including fixed account)                 669,473                154,538         (2,283,317)
  Policy charges                                       (1,796,257)            (1,715,379)        (1,786,246)
  Transfers for policy benefits and terminations       (2,128,605)            (1,050,988)          (944,552)
                                                     --------------- ---------------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           819,284              1,593,020            140,119
                                                     --------------- ---------------------- ------------------
     Net increase (decrease) in net assets              5,085,347             10,614,681        (10,856,116)
NET ASSETS:
  Beginning of year                                    26,459,351             15,844,670         26,700,786
                                                     --------------- ---------------------- ------------------
  End of year                                        $ 31,544,698           $ 26,459,351       $ 15,844,670
                                                     =============== ====================== ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

    MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH           MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -------------------------------------------------------
       2010                   2009           2008           2010                   2009              2008
-------------- ---------------------- -------------- -------------- ---------------------- -----------------
  $ (53,638)             $ (40,420)     $ (56,576)     $ (69,544)              $ 86,241          $ 70,536
    (57,251)              (166,346)       (18,149)       (79,021)              (261,167)          472,182
  1,583,027              1,815,976     (3,076,964)       921,874                894,542        (2,888,440)
-------------- ---------------------- -------------- -------------- ---------------------- -----------------
  1,472,138              1,609,210     (3,151,689)       773,309                719,616        (2,345,722)
-------------- ---------------------- -------------- -------------- ---------------------- -----------------
    897,883              1,020,767      1,253,068        427,886                455,197           479,313
   (116,646)              (178,569)       (80,248)       (66,707)               (56,090)          (17,411)
   (490,095)              (500,322)      (526,115)       (66,379)              (175,840)         (146,058)
   (464,163)              (374,454)      (342,790)        (7,059)               (15,683)          (23,697)
-------------- ---------------------- -------------- -------------- ---------------------- -----------------
   (173,021)               (32,578)       303,915        287,741                207,584           292,147
-------------- ---------------------- -------------- -------------- ---------------------- -----------------
  1,299,117              1,576,632     (2,847,774)     1,061,050                927,200        (2,053,575)
  6,533,459              4,956,827      7,804,601      5,163,011              4,235,811         6,289,386
-------------- ---------------------- -------------- -------------- ---------------------- -----------------
$ 7,832,576            $ 6,533,459    $ 4,956,827    $ 6,224,061            $ 5,163,011       $ 4,235,811
============== ====================== ============== ============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MIST CLARION GLOBAL REAL ESTATE
                                                                                 INVESTMENT DIVISION
                                                     ------------------------------------------------------------------
                                                             2010                               2009            2008
                                                     --------------- ---------------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,391,967                          $ 376,681       $ 192,412
  Net realized gains (losses)                            (571,095)                        (1,092,248)        947,022
  Change in unrealized gains (losses) on investments    1,969,823                          5,493,585      (9,433,208)
                                                     --------------- ---------------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  2,790,695                          4,778,018      (8,293,774)
                                                     --------------- ---------------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,115,895                          3,655,037       4,540,759
  Net transfers (including fixed account)                  (6,843)                          (802,883)        360,392
  Policy charges                                       (1,331,035)                        (1,374,865)     (1,606,318)
  Transfers for policy benefits and terminations       (1,474,613)                          (714,297)       (908,507)
                                                     --------------- ---------------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           303,404                            762,992       2,386,326
                                                     --------------- ---------------------------------- ---------------
     Net increase (decrease) in net assets              3,094,099                          5,541,010      (5,907,448)
NET ASSETS:
  Beginning of year                                    18,066,465                         12,525,455      18,432,903
                                                     --------------- ---------------------------------- ---------------
  End of year                                        $ 21,160,564                       $ 18,066,465    $ 12,525,455
                                                     =============== ================================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         MIST MORGAN STANLEY MID CAP GROWTH                     MIST LORD ABBETT MID CAP VALUE
                 INVESTMENT DIVISION                                INVESTMENT DIVISION
------------------------------------------------------ --------------------------------------------------
         2010                   2009           2008         2010                   2009           2008
---------------- ---------------------- -------------- ------------ ---------------------- --------------
   $ (957,593)                $ (870)         $ 267        $ 199                $ 1,558         $ (115)
      336,382                  1,780          2,309        3,236                (38,897)        (9,425)
   31,775,159                 75,648        (17,251)      19,769                 57,059        (38,556)
---------------- ---------------------- -------------- ------------ ---------------------- --------------
   31,153,948                 76,558        (14,675)      23,204                 19,720        (48,096)
---------------- ---------------------- -------------- ------------ ---------------------- --------------
   16,409,129                 13,014             31        6,334                 75,266          6,403
  174,856,480                208,259             36      (18,047)               (77,923)        79,533
   (9,530,730)                (2,906)          (162)      (3,822)                (4,803)        (4,269)
   (9,440,323)                (5,098)            (1)          --                   (590)        (8,220)
---------------- ---------------------- -------------- ------------ ---------------------- --------------
  172,294,556                213,269            (96)     (15,535)                (8,050)        73,447
---------------- ---------------------- -------------- ------------ ---------------------- --------------
  203,448,504                289,827        (14,771)       7,669                 11,670         25,351
      306,427                 16,600         31,371      103,521                 91,851         66,500
---------------- ---------------------- -------------- ------------ ---------------------- --------------
$ 203,754,931              $ 306,427       $ 16,600    $ 111,190              $ 103,521       $ 91,851
================ ====================== ============== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                    INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2010                   2009            2008
                                                     -------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 1,081                  $ 839           $ 888
  Net realized gains (losses)                             42,370                (14,175)            153
  Change in unrealized gains (losses) on investments     198,929                152,916        (119,764)
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   242,380                139,580        (118,723)
                                                     -------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           152,265                 57,631          48,914
  Net transfers (including fixed account)                298,003                486,247          30,930
  Policy charges                                         (17,684)               (12,877)        (11,149)
  Transfers for policy benefits and terminations            (369)               (13,418)        (87,205)
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          432,215                517,583         (18,510)
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets               674,595                657,163        (137,233)
NET ASSETS:
  Beginning of year                                      900,994                243,831         381,064
                                                     -------------- ---------------------- ---------------
  End of year                                        $ 1,575,589              $ 900,994       $ 243,831
                                                     ============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

    MIST OPPENHEIMER CAPITAL APPRECIATION                            MIST LEGG MASON VALUE EQUITY
                      INVESTMENT DIVISION                                     INVESTMENT DIVISION
----------------------------------------------------- -------------------------------------------------------------
       2010                   2009            2008           2010                            2009           2008
-------------- ---------------------- --------------- -------------- ------------------------------- --------------
   $ (2,663)             $ (10,277)       $ 30,626       $ 57,392                        $ 32,368      $ (20,992)
    (39,996)              (109,001)        189,066       (148,382)                       (273,743)        40,963
    190,578                558,202        (860,586)       390,845                       1,354,429     (3,108,496)
-------------- ---------------------- --------------- -------------- ------------------------------- --------------
    147,919                438,924        (640,894)       299,855                       1,113,054     (3,088,525)
-------------- ---------------------- --------------- -------------- ------------------------------- --------------
    304,670                338,372         373,345        741,153                         817,337        938,630
    (75,809)               205,296         325,069         90,931                         (92,993)       186,585
   (119,410)              (126,102)       (131,344)      (323,856)                       (317,442)      (346,212)
   (109,397)               (66,149)        (40,306)      (302,171)                       (208,119)      (338,027)
-------------- ---------------------- --------------- -------------- ------------------------------- --------------
         54                351,417         526,764        206,057                         198,783        440,976
-------------- ---------------------- --------------- -------------- ------------------------------- --------------
    147,973                790,341        (114,130)       505,912                       1,311,837     (2,647,549)
  1,631,638                841,297         955,427      4,100,190                       2,788,353      5,435,902
-------------- ---------------------- --------------- -------------- ------------------------------- --------------
$ 1,779,611            $ 1,631,638       $ 841,297    $ 4,606,102                     $ 4,100,190    $ 2,788,353
============== ====================== =============== ============== =============================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST SSGA GROWTH ETF
                                                                     INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                            2010                    2009         2008
                                                     -------------- ----------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 16,282                 $ 7,006      $ 4,529
  Net realized gains (losses)                             12,378                 (20,730)     (21,051)
  Change in unrealized gains (losses) on investments     271,601                 309,775     (210,490)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   300,261                 296,051     (227,012)
                                                     -------------- ----------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           426,740                 229,022      168,313
  Net transfers (including fixed account)                479,704                 921,197      (72,658)
  Policy charges                                        (144,844)                (75,749)     (43,964)
  Transfers for policy benefits and terminations        (171,487)                (38,845)      (6,807)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          590,113               1,035,626       44,884
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets               890,374               1,331,676     (182,128)
NET ASSETS:
  Beginning of year                                    1,789,007                 457,331      639,459
                                                     -------------- ----------------------- ------------
  End of year                                        $ 2,679,381             $ 1,789,007    $ 457,331
                                                     ============== ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

          MIST SSGA GROWTH AND INCOME ETF                   MIST PIMCO INFLATION PROTECTED BOND
               INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- ------------------------------------------------------
       2010                   2009            2008           2010                   2009             2008
-------------- ---------------------- --------------- -------------- ---------------------- ----------------
   $ 12,293                $ 6,273         $ 4,258      $ 146,674              $ 194,864         $ 95,597
     16,158                  3,801         (36,815)       281,279                (46,474)         (94,032)
    322,318                204,020         (94,558)       130,473                877,182         (678,454)
-------------- ---------------------- --------------- -------------- ---------------------- ----------------
    350,769                214,094        (127,115)       558,426              1,025,572         (676,889)
-------------- ---------------------- --------------- -------------- ---------------------- ----------------
    471,109                200,034         163,517      1,208,996              1,284,337          878,509
  1,821,735                921,708          17,087        587,680                842,827        4,986,265
   (188,226)               (67,668)        (43,029)      (577,592)              (561,645)        (339,089)
   (217,589)               (23,508)        (19,484)      (699,416)              (379,813)        (237,169)
-------------- ---------------------- --------------- -------------- ---------------------- ----------------
  1,887,029              1,030,566         118,091        519,668              1,185,706        5,288,516
-------------- ---------------------- --------------- -------------- ---------------------- ----------------
  2,237,798              1,244,660          (9,024)     1,078,094              2,211,278        4,611,627
  1,581,109                336,449         345,473      7,734,444              5,523,166          911,539
-------------- ---------------------- --------------- -------------- ---------------------- ----------------
$ 3,818,907            $ 1,581,109       $ 336,449    $ 8,812,538            $ 7,734,444      $ 5,523,166
============== ====================== =============== ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                   MIST BLACKROCK LARGE CAP CORE
                                                                      INVESTMENT DIVISION
                                                     -----------------------------------------------------------
                                                              2010                   2009                2008
                                                     ---------------- ---------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,615,609            $ 2,132,876          $ (317,267)
  Net realized gains (losses)                           (7,248,214)           (10,716,690)          9,729,334
  Change in unrealized gains (losses) on investments    38,497,976             54,384,062        (169,653,539)
                                                     ---------------- ---------------------- -------------------
     Net increase (decrease) in net assets resulting
       from operations                                  32,865,371             45,800,248        (160,241,472)
                                                     ---------------- ---------------------- -------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          34,809,861             38,206,877          42,625,658
  Net transfers (including fixed account)               (2,767,361)            (5,847,879)         (7,982,176)
  Policy charges                                       (25,759,862)           (26,968,042)        (28,104,995)
  Transfers for policy benefits and terminations       (21,236,249)           (18,412,707)        (24,473,418)
                                                     ---------------- ---------------------- -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (14,953,611)           (13,021,751)        (17,934,931)
                                                     ---------------- ---------------------- -------------------
     Net increase (decrease) in net assets              17,911,760             32,778,497        (178,176,403)
NET ASSETS:
  Beginning of year                                    291,577,776            258,799,279         436,975,682
                                                     ---------------- ---------------------- -------------------
  End of year                                        $ 309,489,536          $ 291,577,776       $ 258,799,279
                                                     ================ ====================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                   MIST JANUS FORTY                               MIST DREMAN SMALL CAP VALUE
                INVESTMENT DIVISION                                       INVESTMENT DIVISION
----------------------------------------------------- -------------------------------------------------------------
        2010                   2009           2008        2010                           2009            2008 (a)
--------------- ---------------------- -------------- ----------- ------------------------------ ------------------
   $ 119,973              $ (75,162)     $ 249,198       $ (48)                        $ (427)              $ --
     (41,591)              (540,105)       (35,061)        403                         58,177                (10)
   1,120,682              3,887,171     (4,523,728)      3,392                          2,844                  6
--------------- ---------------------- -------------- ----------- ------------------------------ ------------------
   1,199,064              3,271,904     (4,309,591)      3,747                         60,594                 (4)
--------------- ---------------------- -------------- ----------- ------------------------------ ------------------
   2,241,409              2,031,808      1,649,448       2,082                            412                 --
     410,883              1,027,089      7,003,261       6,849                        240,274                114
    (908,738)              (846,828)      (590,128)     (2,325)                        (5,500)                --
    (788,374)              (298,955)      (325,545)         --                       (278,764)                10
--------------- ---------------------- -------------- ----------- ------------------------------ ------------------
     955,180              1,913,115      7,737,036       6,606                        (43,578)               124
--------------- ---------------------- -------------- ----------- ------------------------------ ------------------
   2,154,244              5,185,018      3,427,445      10,353                         17,016                120
  12,100,411              6,915,393      3,487,948      17,136                            120                 --
--------------- ---------------------- -------------- ----------- ------------------------------ ------------------
$ 14,254,655           $ 12,100,411    $ 6,915,393    $ 27,489                       $ 17,136              $ 120
=============== ====================== ============== =========== ============================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                                         INVESTMENT DIVISION
                                                     --------------------------------------------------
                                                          2010                   2009        2008 (a)
                                                     ------------ ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 3,146                   $ --          $ 368
  Net realized gains (losses)                            1,822                    (28)           (90)
  Change in unrealized gains (losses) on investments    26,193                 14,667         (1,781)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  31,161                 14,639         (1,503)
                                                     ------------ ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         105,391                 30,361            302
  Net transfers (including fixed account)               89,836                167,911         12,281
  Policy charges                                       (11,710)                (9,727)          (973)
  Transfers for policy benefits and terminations            --                   (563)            --
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        183,517                187,982         11,610
                                                     ------------ ---------------------- --- ----------
     Net increase (decrease) in net assets             214,678                202,621         10,107
NET ASSETS:
  Beginning of year                                    212,728                 10,107             --
                                                     ------------ ---------------------- --------------
  End of year                                        $ 427,406              $ 212,728       $ 10,107
                                                     ============ ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

  MIST AMERICAN FUNDS GROWTH ALLOCATION            MIST AMERICAN FUNDS MODERATE ALLOCATION
                    INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
     2010                   2009        2008 (a)        2010                   2009        2008 (a)
------------ ---------------------- -------------- ------------ ---------------------- --------------
  $ 2,434                   $ --          $ 644      $ 2,501                   $ --          $ 165
    5,990                  1,298             12          646                    370            (29)
   79,550                 20,909            (48)      16,902                 11,101           (130)
------------ ---------------------- -------------- ------------ ---------------------- --------------
   87,974                 22,207            608       20,049                 11,471              6
------------ ---------------------- -------------- ------------ ---------------------- --------------
  355,048                 87,422          2,162      103,657                 36,169          3,061
  223,657                 36,431         14,336       70,020                 57,483          2,966
  (93,195)               (24,118)        (1,358)     (37,265)               (13,816)        (1,421)
   (2,170)                (2,703)            (1)      (2,260)                   (21)            (5)
------------ ---------------------- -------------- ------------ ---------------------- --------------
  483,340                 97,032         15,139      134,152                 79,815          4,601
------------ ---------------------- -------------- ------------ ---------------------- --------------
  571,314                119,239         15,747      154,201                 91,286          4,607
  134,986                 15,747             --       95,893                  4,607             --
------------ ---------------------- -------------- ------------ ---------------------- --------------
$ 706,300              $ 134,986       $ 15,747    $ 250,094               $ 95,893        $ 4,607
============ ====================== ============== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  MIST MET/FRANKLIN INCOME
                                                                       INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                          2010                        2009     2008 (a)
                                                     ------------ --------------------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 3,216                        $ --       $ 469
  Net realized gains (losses)                              823                          54         (63)
  Change in unrealized gains (losses) on investments    10,272                       9,507      (2,459)
                                                     ------------ --------------------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                  14,311                       9,561      (2,053)
                                                     ------------ --------------------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          28,894                      13,515       2,138
  Net transfers (including fixed account)               66,675                      19,688      20,690
  Policy charges                                       (12,613)                     (6,238)     (1,315)
  Transfers for policy benefits and terminations        (1,480)                       (482)          1
                                                     ------------ --------------------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                         81,476                      26,483      21,514
                                                     ------------ --------------------------- -----------
     Net increase (decrease) in net assets              95,787                      36,044      19,461
NET ASSETS:
  Beginning of year                                     55,505                      19,461          --
                                                     ------------ --------------------------- -----------
  End of year                                        $ 151,292                    $ 55,505    $ 19,461
                                                     ============ =========================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

         MIST MET/FRANKLIN MUTUAL SHARES            MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
                     INVESTMENT DIVISION                                      INVESTMENT DIVISION
--------------------------------------------------- ------------------------------------------------
      2010                   2009        2008 (a)        2010                   2009      2008 (a)
------------- ---------------------- -------------- ------------ ---------------------- ------------
      $ --                   $ --          $ 234         $ --                   $ --        $ 207
       683                    (91)           (83)       1,546                    565          (21)
     4,077                  4,710         (2,584)      23,230                 14,572         (146)
------------- ---------------------- -------------- ------------ ---------------------- ------------
     4,760                  4,619         (2,433)      24,776                 15,137           40
------------- ---------------------- -------------- ------------ ---------------------- ------------
    13,024                  8,704          4,224       25,504                 18,400          940
    22,360                  6,499          7,195       21,917                159,413       10,164
    (6,571)                (3,313)          (946)      (6,972)                (7,871)        (459)
      (811)                  (293)            24           --                   (705)          (4)
------------- ---------------------- -------------- ------------ ---------------------- ------------
    28,002                 11,597         10,497       40,449                169,237       10,641
------------- ---------------------- -------------- ------------ ---------------------- ------------
    32,762                 16,216          8,064       65,225                184,374       10,681
    24,280                  8,064             --      195,055                 10,681           --
------------- ---------------------- -------------- ------------ ---------------------- ------------
  $ 57,042               $ 24,280        $ 8,064    $ 260,280              $ 195,055     $ 10,681
============= ====================== ============== ============ ====================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                 MIST MET/TEMPLETON GROWTH
                                                                       INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                         2010                         2009    2008 (a)
                                                     ----------- ---------------------------- ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 305                          $ 2       $ 18
  Net realized gains (losses)                             125                          (60)       (39)
  Change in unrealized gains (losses) on investments    3,904                        3,117       (322)
                                                     ----------- ---------------------------- ----------
     Net increase (decrease) in net assets resulting
       from operations                                  4,334                        3,059       (343)
                                                     ----------- ---------------------------- ----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         18,420                       14,327      1,057
  Net transfers (including fixed account)              12,049                        2,568      2,915
  Policy charges                                       (5,335)                      (3,419)      (442)
  Transfers for policy benefits and terminations         (173)                        (526)         1
                                                     ----------- ---------------------------- ----------
     Net increase (decrease) in net assets resulting
       from policy transactions                        24,961                       12,949      3,531
                                                     ----------- ---------------------------- ----------
     Net increase (decrease) in net assets             29,295                       16,009      3,188
NET ASSETS:
  Beginning of year                                    19,197                        3,188         --
                                                     ----------- ---------------------------- ----------
  End of year                                        $ 48,492                     $ 19,197    $ 3,188
                                                     =========== ============================ ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

     MIST PIONEER FUND                AMERICAN CENTURY VP VISTA
   INVESTMENT DIVISION                      INVESTMENT DIVISION
------------------------------------- -----------------------------------------
     2010      2009 (d)       2010                         2009         2008
------------ ------------ ----------- ---------------------------- ------------
  $ 1,005       $ (580)     $ (519)                      $ (472)      $ (285)
    6,067        1,986      12,351                      (47,927)         204
   25,716       48,304      (1,947)                      67,433      (65,328)
------------ ------------ ----------- ---------------------------- ------------
   32,788       49,710       9,885                       19,034      (65,409)
------------ ------------ ----------- ---------------------------- ------------
    4,871        9,778      13,202                   110,074.00    13,124.00
  (26,206)     197,145     (83,499)                     (53,969)     106,780
   (4,729)      (2,535)     (2,550)                      (4,572)      (3,919)
       --      (14,962)     (9,338)                      (3,305)        (516)
------------ ------------ ----------- ---------------------------- ------------
  (26,064)     189,426     (82,185)                      48,228      115,469
------------ ------------ ----------- ---------------------------- ------------
    6,724      239,136     (72,300)                      67,262       50,060
  239,136           --     146,455                       79,193       29,133
------------ ------------ ----------- ---------------------------- ------------
$ 245,860    $ 239,136    $ 74,155                    $ 146,455     $ 79,193
============ ============ =========== ============================ ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  DELAWARE VIP SMALL CAP VALUE
                                                                           INVESTMENT DIVISION
                                                     ---------------------------------------------------------
                                                          2010                            2009         2008
                                                     ------------ ------------------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (561)                        $ 2,698        $ 195
  Net realized gains (losses)                           10,618                        (324,068)     (88,810)
  Change in unrealized gains (losses) on investments    49,508                         372,833     (269,207)
                                                     ------------ ------------------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                  59,565                          51,463     (357,822)
                                                     ------------ ------------------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          10,701                          60,157      119,309
  Net transfers (including fixed account)               93,641                        (501,693)      78,642
  Policy charges                                        (6,802)                        (11,186)     (21,619)
  Transfers for policy benefits and terminations            --                          (5,015)    (210,049)
                                                     ------------ ------------------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         97,540                        (457,737)     (33,717)
                                                     ------------ ------------------------------- ------------
     Net increase (decrease) in net assets             157,105                        (406,274)    (391,539)
NET ASSETS:
  Beginning of year                                    228,031                         634,305    1,025,844
                                                     ------------ ------------------------------- ------------
  End of year                                        $ 385,136                       $ 228,031    $ 634,305
                                                     ============ =============================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             DREYFUS VIF INTERNATIONAL VALUE                              GOLDMAN SACHS MID CAP VALUE
                         INVESTMENT DIVISION                                      INVESTMENT DIVISION
------------------------------------------------------------ --------------------------------------------------------
     2010                               2009         2008         2010                           2009         2008
------------ ---------------------------------- ------------ ------------ ------------------------------ ------------
  $ 2,491                            $ 9,269      $ 8,347        $ 908                        $ 2,747      $ 7,940
  (14,086)                          (185,176)      25,343      (13,608)                      (540,331)    (112,182)
   19,382                            238,024     (268,322)      84,633                        633,578     (486,662)
------------ ---------------------------------- ------------ ------------ ------------------------------ ------------
    7,787                             62,117     (234,632)      71,933                         95,994     (590,904)
------------ ---------------------------------- ------------ ------------ ------------------------------ ------------
      955                             28,115        2,055           --                             --      205,990
  (65,938)                           (85,562)       3,974      (23,223)                      (667,539)     102,395
   (3,082)                            (8,707)     (12,689)      (7,848)                       (13,708)     (27,133)
       --                            (45,781)    (118,241)      (2,114)                          (214)      12,539
------------ ---------------------------------- ------------ ------------ ------------------------------ ------------
  (68,065)                          (111,935)    (124,901)     (33,185)                      (681,461)     293,791
------------ ---------------------------------- ------------ ------------ ------------------------------ ------------
  (60,278)                           (49,818)    (359,533)      38,748                       (585,467)    (297,113)
  291,742                            341,560      701,093      328,341                        913,808    1,210,921
------------ ---------------------------------- ------------ ------------ ------------------------------ ------------
$ 231,464                          $ 291,742    $ 341,560    $ 367,089                      $ 328,341    $ 913,808
============ ================================== ============ ============ ============================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                                                 INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                         2010                   2009              2008
                                                     ----------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 100                  $ 551             $ 192
  Net realized gains (losses)                          (7,335)               (17,708)          (34,983)
  Change in unrealized gains (losses) on investments   18,632                 28,044              (655)
                                                     ----------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 11,397                 10,887           (35,446)
                                                     ----------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,077                 12,573             1,613
  Net transfers (including fixed account)             (33,283)                 4,125            25,177
  Policy charges                                       (1,447)                (1,545)           (2,152)
  Transfers for policy benefits and terminations           --                 (4,928)          (74,323)
                                                     ----------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (30,653)                10,225           (49,685)
                                                     ----------- ---------------------- -----------------
     Net increase (decrease) in net assets            (19,256)                21,112           (85,131)
NET ASSETS:
  Beginning of year                                    70,508                 49,396           134,527
                                                     ----------- ---------------------- -----------------
  End of year                                        $ 51,252               $ 70,508          $ 49,396
                                                     =========== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

             MFS VIT HIGH INCOME                            MFS VIT GLOBAL EQUITY
             INVESTMENT DIVISION                              INVESTMENT DIVISION
---------------------------------------------- -------------------------------------------------
     2010                   2009       2008         2010                     2009        2008
------------ ---------------------- ---------- ------------ ------------------------ -----------
  $ 8,200                  $ 660    $ 1,594        $ 634                  $ 1,004       $ 225
      680                    326     (3,105)         183                  (11,994)      4,298
    7,331                 21,466     (1,097)      19,523                   27,307     (30,617)
------------ ---------------------- ---------- ------------ ------------------------ -----------
   16,211                 22,452     (2,608)      20,340                   16,317     (26,094)
------------ ---------------------- ---------- ------------ ------------------------ -----------
       --                  3,777        696       28,453                   20,456      16,644
     (706)                90,405     (8,416)     103,015                   (9,035)      8,770
   (1,293)                  (684)      (180)      (2,360)                  (1,544)     (2,425)
       --                 (1,164)    (8,325)      (1,538)                  (5,469)     (3,305)
------------ ---------------------- ---------- ------------ ------------------------ -----------
   (1,999)                92,334    (16,225)     127,570                    4,408      19,684
------------ ---------------------- ---------- ------------ ------------------------ -----------
   14,212                114,786    (18,833)     147,910                   20,725      (6,410)
  117,897                  3,111     21,944       78,884                   58,159      64,569
------------ ---------------------- ---------- ------------ ------------------------ -----------
$ 132,109              $ 117,897    $ 3,111    $ 226,794                 $ 78,884    $ 58,159
============ ====================== ========== ============ ======================== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  MFS VIT NEW DISCOVERY
                                                                    INVESTMENT DIVISION
                                                     ------------------------------------------------
                                                          2010                     2009       2008
                                                     ------------ ------------------------ ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (340)                   $ (27)     $ (11)
  Net realized gains (losses)                              544                    1,560        539
  Change in unrealized gains (losses) on investments    28,843                    3,314     (1,817)
                                                     ------------ ------------------------ ----------
     Net increase (decrease) in net assets resulting
       from operations                                  29,047                    4,847     (1,289)
                                                     ------------ ------------------------ ----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           8,926                      564         --
  Net transfers (including fixed account)               94,362                      (83)        --
  Policy charges                                        (2,441)                    (178)       (37)
  Transfers for policy benefits and terminations            --                   (2,063)        (1)
                                                     ------------ ------------------------ ----------
     Net increase (decrease) in net assets resulting
       from policy transactions                        100,847                   (1,760)       (38)
                                                     ------------ ------------------------ ----------
     Net increase (decrease) in net assets             129,894                    3,087     (1,327)
NET ASSETS:
  Beginning of year                                      5,029                    1,942      3,269
                                                     ------------ ------------------------ ----------
  End of year                                        $ 134,923                  $ 5,029    $ 1,942
                                                     ============ ======================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

                  MFS VIT VALUE                         WELLS FARGO VT TOTAL RETURN BOND
            INVESTMENT DIVISION                                      INVESTMENT DIVISION
---------------------------------------------- ----------------------------------------------------
    2010                   2009        2008           2010                   2009           2008
----------- ---------------------- ----------- -------------- ---------------------- --------------
   $ 676                  $ 546    $ 10,029       $ 23,065               $ 16,897        $ 6,923
    (552)                (1,224)     18,395         34,459                  5,219           (532)
   7,585                 14,082     (26,364)       (12,496)                23,526         (2,943)
----------- ---------------------- ----------- -------------- ---------------------- --------------
   7,709                 13,404       2,060         45,028                 45,642          3,448
----------- ---------------------- ----------- -------------- ---------------------- --------------
      --                     --      (5,064)       158,432                124,039         41,989
      --                     --      55,984        386,034                234,843         50,132
  (2,613)                (2,736)     (3,817)       (15,907)               (14,024)        (4,589)
      (2)                    (1)    (31,762)       (26,909)               (39,437)       (20,785)
----------- ---------------------- ----------- -------------- ---------------------- --------------
  (2,615)                (2,737)     15,341        501,650                305,421         66,747
----------- ---------------------- ----------- -------------- ---------------------- --------------
   5,094                 10,667      17,401        546,678                351,063         70,195
  74,001                 63,334      45,933        534,737                183,674        113,479
----------- ---------------------- ----------- -------------- ---------------------- --------------
$ 79,095               $ 74,001    $ 63,334    $ 1,081,415              $ 534,737      $ 183,674
=========== ====================== =========== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  PIONEER VCT EMERGING MARKETS
                                                                           INVESTMENT DIVISION
                                                     ---------------------------------------------------------
                                                          2010                            2009      2008 (a)
                                                     ------------ ------------------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                       $ (10,583)                        $ 3,201       $ (141)
  Net realized gains (losses)                           75,682                           8,989         (554)
  Change in unrealized gains (losses) on investments    68,690                         311,181      (40,541)
                                                     ------------ ------------------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                 133,789                         323,371      (41,236)
                                                     ------------ ------------------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         102,565                          70,484           25
  Net transfers (including fixed account)               72,459                         258,993      213,338
  Policy charges                                       (14,156)                        (19,519)      (1,388)
  Transfers for policy benefits and terminations       (82,614)                        (15,065)     (16,880)
                                                     ------------ ------------------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         78,254                         294,893      195,095
                                                     ------------ ------------------------------- ------------
     Net increase (decrease) in net assets             212,043                         618,264      153,859
NET ASSETS:
  Beginning of year                                    772,123                         153,859           --
                                                     ------------ ------------------------------- ------------
  End of year                                        $ 984,166                       $ 772,123    $ 153,859
                                                     ============ =============================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

PIONEER VCT MID CAP VALUE        ROYCE MICRO-CAP     ROYCE SMALL-CAP
      INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
---------------------------- ---------------------- ---------------------------
    2010          2009 (b)               2010 (f)        2010        2009 (g)
----------- ---------------- ---------------------- ------------ --------------
   $ 504            $ (34)               $ 5,040       $ (860)         $ (57)
     313               32                    197        2,111             16
  14,039            2,439                 61,964       63,066          2,984
----------- ---------------- ---------------------- ------------ --------------
  14,856            2,437                 67,201       64,317          2,943
----------- ---------------- ---------------------- ------------ --------------
   7,217               --                 53,592       22,886         13,726
  59,471           19,671                236,555      257,401         42,530
  (3,451)            (582)                (4,223)      (6,872)          (728)
     (18)            (123)                (4,416)      (3,061)            --
----------- ---------------- ---------------------- ------------ --------------
  63,219           18,966                281,508      270,354         55,528
----------- ---------------- ---------------------- ------------ --------------
  78,075           21,403                348,709      334,671         58,471
  21,403               --                     --       58,471             --
----------- ---------------- ---------------------- ------------ --------------
$ 99,478         $ 21,403              $ 348,709    $ 393,142       $ 58,471
=========== ================ ====================== ============ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                              UIF EMERGING MARKETS DEBT
                                                                                    INVESTMENT DIVISION
                                                                              ----------------------------
                                                                                 2010           2009 (g)
                                                                              ---------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                                  $ 287              $ 68
  Net realized gains (losses)                                                      87                32
  Change in unrealized gains (losses) on investments                              318                95
                                                                              ---------- -----------------
     Net increase (decrease) in net assets resulting from operations              692               195
                                                                              ---------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                                  2,057               803
  Net transfers (including fixed account)                                          --             6,688
  Policy charges                                                               (1,064)             (131)
  Transfers for policy benefits and terminations                                  (89)           (1,808)
                                                                              ---------- -----------------
     Net increase (decrease) in net assets resulting from policy transactions     904             5,552
                                                                              ---------- -----------------
     Net increase (decrease) in net assets                                      1,596             5,747
NET ASSETS:
  Beginning of year                                                             5,747                --
                                                                              ---------- -----------------
  End of year                                                                 $ 7,343           $ 5,747
                                                                              ========== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.


The accompanying notes are an integral part of these financial statements.

UIF EMERGING MARKETS EQUITY    PIMCO VIT LOW DURATION
        INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------------ -------------------------
     2010           2009 (g)        2010      2009 (d)
------------ ----------------- ------------ ------------
    $ 238             $ (17)     $ 9,408      $ 9,485
      899               480        2,729       33,086
   38,992             1,146       23,685        1,601
------------ ----------------- ------------ ------------
   40,129             1,609       35,822       44,172
------------ ----------------- ------------ ------------
    2,451               803           --           --
  157,781             6,231           32      696,037
   (6,947)           (1,164)      (8,069)      (3,966)
   (1,388)           (1,836)          --       (1,497)
------------ ----------------- ------------ ------------
  151,897             4,034       (8,037)     690,574
------------ ----------------- ------------ ------------
  192,026             5,643       27,785      734,746
    5,643                --      734,746           --
------------ ----------------- ------------ ------------
$ 197,669           $ 5,643    $ 762,531    $ 734,746
============ ================= ============ ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Janus Aspen Series ("Janus Aspen")
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
V.I.")+
Franklin Templeton Variable Insurance Products Trust("FTVIPT")
AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein") Fidelity Variable Insurance Products ("Fidelity VIP")
American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
American Century Variable Portfolios, Inc. ("American Century VP")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Goldman Sachs Variable Insurance Trust ("Goldman Sachs")
MFS Variable Insurance Trust ("MFS VIT")
Wells Fargo Variable Trust ("Wells Fargo VT")
Oppenheimer Variable Account Funds ("Oppenheimer VA")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Universal Institutional Funds, Inc. ("UIF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Legg Mason Partners Variable Equity Trust ("LMPVET")

+Formerly named AIM Variable Insurance Funds ("AIM V.I.)
*See Note 5 for discussion of additional information on related party transactions.

NAME CHANGES:

The following portfolios were affected by a trust name change during the year ended December 31, 2010:

FORMER NAME                         NEW NAME
----------------------------------  ---------------------------------------
AIM V.I. Global Real Estate Fund    Invesco V.I. Global Real Estate Fund
AIM V.I. International Growth Fund  Invesco V.I. International Growth Fund

REORGANIZATION:
During the year ended December 31, 2010, all of the portfolios of the Van Kampen Life Investment Trust ("Van Kampen LIT") were reorganized into portfolios of Invesco V.I.. As a result of the reorganization, the following name change occurred:

FORMER TRUST                                           NEW TRUST
-----------------------------------------------------  ----------------------------
Van Kampen LIT Government Portfolio                    Invesco V.I. Government Fund

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more


Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2010:

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF MetLife Stock Index Investment Division
MSF Artio International Stock Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division
MSF Oppenheimer Global Equity Investment Division
MSF MFS Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF Barclays Capital Aggregate Bond Index Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF Neuberger Berman Genesis Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF Loomis Sayles Small Cap Growth Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Core Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Bond Income Investment Division
MSF FI Value Leaders Investment Division
MSF Met/Artisan Mid Cap Value Investment Division*
MSF Western Asset Management Strategic Bond Opportunities Investment Division MSF Western Asset Management U.S. Government Investment Division
MSF BlackRock Money Market Investment Division
MSF MFS Total Return Investment Division*
MSF MetLife Conservative Allocation Investment Division*
MSF MetLife Conservative to Moderate Allocation Investment Division*
MSF MetLife Moderate Allocation Investment Division*
MSF MetLife Moderate to Aggressive Allocation Investment Division*
MSF MetLife Aggressive Allocation Investment Division*
Janus Aspen Janus Investment Division
Janus Aspen Balanced Investment Division
Janus Aspen Forty Investment Division
Janus Aspen Overseas Investment Division
Invesco V.I. Global Real Estate Investment Division
Invesco V.I. International Growth Investment Division
Invesco V.I. Government Investment Division
Invesco V.I. Van Kampen Comstock Investment Division**
FTVIPT Templeton Foreign Securities Investment Division
FTVIPT Mutual Global Discovery Securities Investment Division
FTVIPT Templeton Global Bond Securities Investment Division
AllianceBernstein Global Thematic Growth Investment Division
AllianceBernstein Intermediate Bond Investment Division
AllianceBernstein International Value Investment Division**
Fidelity VIP Contrafund Investment Division
Fidelity VIP Asset Manager: Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP High Income Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

Fidelity VIP Mid Cap Investment Division
Fidelity VIP Freedom 2010 Investment Division
Fidelity VIP Freedom 2020 Investment Division
Fidelity VIP Freedom 2030 Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Bond Investment Division
American Funds International Investment Division
American Funds U.S. Government/AAA Rated Securities Investment Division MIST T. Rowe Price Mid Cap Growth Investment Division*
MIST MFS Research International Investment Division*
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Lazard Mid Cap Investment Division*
MIST Invesco Small Cap Growth Investment Division*
MIST Harris Oakmark International Investment Division
MIST Legg Mason ClearBridge Aggressive Growth Investment Division*
MIST Lord Abbett Growth and Income Investment Division
MIST Clarion Global Real Estate Investment Division*
MIST Morgan Stanley Mid Cap Growth Investment Division
MIST Lord Abbett Mid Cap Value Investment Division
MIST Third Avenue Small Cap Value Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST Legg Mason Value Equity Investment Division
MIST SSgA Growth ETF Investment Division
MIST SSgA Growth and Income ETF Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Janus Forty Investment Division
MIST Dreman Small Cap Value Investment Division
MIST American Funds Balanced Allocation Investment Division
MIST American Funds Growth Allocation Investment Division
MIST American Funds Moderate Allocation Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division
MIST Met/Templeton Growth Investment Division
MIST Pioneer Fund Investment Division
American Century VP Vista Investment Division
Delaware VIP Small Cap Value Investment Division
Dreyfus VIF International Value Investment Division
Goldman Sachs Mid Cap Value Investment Division
Goldman Sachs Structured Small Cap Equity Investment Division
MFS VIT High Income Investment Division
MFS VIT Global Equity Investment Division
MFS VIT New Discovery Investment Division
MFS VIT Value Investment Division
Wells Fargo VT Total Return Bond Investment Division
Pioneer VCT Emerging Markets Investment Division
Pioneer VCT Mid Cap Value Investment Division
Royce Micro-Cap Investment Division**
Royce Small-Cap Investment Division
UIF Emerging Markets Debt Investment Division
UIF Emerging Markets Equity Investment Division
PIMCO VIT Low Duration Investment Division

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Division began operations during the year ended December 31, 2010.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)

B. The following Investment Divisions had no net assets as of December 31, 2010:

Janus Aspen Enterprise Investment Division
Fidelity VIP Freedom 2015 Investment Division
Fidelity VIP Freedom 2025 Investment Division
Fidelity VIP Freedom 2040 Investment Division
Fidelity VIP Freedom 2050 Investment Division
American Funds High-Income Bond Investment
Division

Oppenheimer VA Main Street Small Cap Investment Division
Putnam VT International Value Investment Division
PIMCO VIT Long-Term U.S. Government Investment Division
LMPVET Investment Counsel Variable Social
Awareness Investment Division

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2010:

MSF FI Mid Cap Opportunities Investment Division
Janus Aspen Perkins Mid Cap Value Investment Division
Wells Fargo VT Money Market Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2010:

NAME CHANGES:

FORMER NAME                                    NEW NAME
--------------------------------------------   -----------------------------------------------
(MSF) BlackRock Strategic Value Portfolio      (MSF) Neuberger Berman Genesis Portfolio
(MIST) Met/AIM Small Cap Growth Portfolio      (MIST) Invesco Small Cap Growth Portfolio
(MIST) Legg Mason Partners Aggressive Growth   (MIST) Legg Mason ClearBridge Aggressive Growth
  Portfolio                                      Portfolio
(MIST) Van Kampen Mid Cap Growth Portfolio     (MIST) Morgan Stanley Mid Cap Growth Portfolio
Putnam VT International Growth and Income Fund Putnam VT International Value Fund

MERGERS:

FORMER PORTFOLIO                               NEW PORTFOLIO
--------------------------------------------   -----------------------------------------------
(MSF) FI Mid Cap Opportunities Portfolio       (MIST) Morgan Stanley Mid Cap Growth Portfolio

SUBSTITUTIONS:

FORMER PORTFOLIO                               NEW PORTFOLIO
--------------------------------------------   -----------------------------------------------
Janus Aspen Perkins Mid Cap Value Portfolio    (MSF) Met/Artisan Mid Cap Value Portfolio


LIQUIDATIONS:

(Wells Fargo VT) Money Market Fund

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value or each of the Investment Divisions.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company, is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2010:

Mortality and Expense Risk         0.00% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a mortality and expense risk charge ranging from 0.30% to 0.90% is assessed through the redemption of units on a monthly basis and recorded as mortality and expense risk charges in the statements of operations of the applicable Investment Divisions. Charges outlined in the section below are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Divisions. Policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $0 to $35 and are assessed monthly. For some Policies, a surrender

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the policy face amount. Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. For these policies, in the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year. Most policies offer optional benefits that can be added to the policy by rider. The change for riders that provide life insurance benefits can range from $0.01 to $37.98 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                               SHARES    COST ($) PURCHASES ($) FROM SALES ($)
                                                          ----------- ----------- ------------- --------------
MSF BlackRock Diversified Investment Division             263,102,792 268,324,200     8,518,236     21,488,733
MSF BlackRock Aggressive Growth Investment Division       200,141,319 170,847,464     2,338,781     16,490,360
MSF MetLife Stock Index Investment Division               671,764,339 679,315,457    47,048,203     49,869,268
MSF Artio International Stock Investment Division          45,766,808  52,665,450     2,105,704      3,842,700
MSF T. Rowe Price Small Cap Growth Investment Division     87,990,296  66,021,182     2,318,086      6,301,609
MSF Oppenheimer Global Equity Investment Division          43,706,628  35,376,212     3,249,970      3,980,518
MSF MFS Value Investment Division                          54,046,050  55,792,485     3,693,963      3,946,394
MSF Neuberger Berman Mid Cap Value Investment Division     77,987,777  67,436,921     3,294,311      5,225,572
MSF T. Rowe Price Large Cap Growth Investment Division     45,774,309  36,407,154     1,214,090      4,584,444
MSF Barclays Capital Aggregate Bond Index Investment
  Division                                                114,484,199 110,654,732    22,625,306     16,711,144
MSF Morgan Stanley EAFE Index Investment Division          65,360,237  60,626,260    10,748,813      7,741,327
MSF Russell 2000 Index Investment Division                 56,596,282  49,485,716     4,271,448      6,680,460
MSF Jennison Growth Investment Division                    15,400,256  13,605,225     1,735,188      1,361,813
MSF Neuberger Berman Genesis Investment Division           78,718,305  99,041,535     2,239,658      4,796,586
MSF MetLife Mid Cap Stock Index Investment Division        65,795,207  56,653,792     4,558,217      5,525,712
MSF Loomis Sayles Small Cap Growth Investment Division      7,430,424   6,878,793       588,154        546,779
MSF BlackRock Large Cap Value Investment Division          12,899,194  14,304,257     1,366,630      1,193,468
MSF Davis Venture Value Investment Division                57,904,627  50,308,964     3,532,125      4,155,257
MSF Loomis Sayles Small Cap Core Investment Division       18,282,803  16,393,945       779,792      1,332,319
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                       7,322,522   5,895,870       955,624        766,286
MSF BlackRock Bond Income Investment Division              84,862,620  83,847,599     6,783,042      7,737,220
MSF FI Value Leaders Investment Division                    6,488,970   7,523,326       768,915        500,892
MSF Met/Artisan Mid Cap Value Investment Division          46,594,385  56,288,922     3,730,063      3,981,454
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      23,786,570  22,267,556     3,765,318      1,826,322
MSF Western Asset Management U.S. Government
  Investment Division                                      16,633,677  16,548,496     1,730,763      1,893,816
MSF BlackRock Money Market Investment Division             29,829,020  29,829,068    39,085,331     44,495,834
MSF MFS Total Return Investment Division                    7,708,232   7,889,884     2,150,016      2,044,235
MSF MetLife Conservative Allocation Investment Division     4,036,489   3,791,063     2,451,236        768,583
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                       6,925,754   6,362,162     2,108,320        898,546
MSF MetLife Moderate Allocation Investment Division        37,214,363  34,152,850     7,290,820      2,263,141
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                      65,064,142  61,678,297     9,000,879      3,399,802
MSF MetLife Aggressive Allocation Investment Division      13,599,650  13,167,631     2,449,050      1,207,936
Janus Aspen Janus Investment Division                       7,832,027   6,292,276       709,475        408,399
Janus Aspen Balanced Investment Division                    2,526,892   2,362,915     1,410,141        490,563
Janus Aspen Forty Investment Division                       1,212,504   1,058,636       374,848        175,085
Janus Aspen Overseas Investment Division                      375,925     293,550       246,705         20,135
Invesco V.I. Global Real Estate Investment Division         1,597,827   1,900,541       281,030        349,677
Invesco V.I. International Growth Investment Division         272,423     243,626       348,070        122,011
Invesco V.I. Government Investment Division                   105,716     105,181        26,124          9,364
Invesco V.I. Van Kampen Comstock Investment Division (a)       32,084      32,039        62,391         30,405
FTVIPT Templeton Foreign Securities Investment Division     9,245,237   9,032,570     1,298,784        553,148
FTVIPT Mutual Global Discovery Securities
  Investment Division                                         967,459     928,349       735,899        728,462
FTVIPT Templeton Global Bond Securities
  Investment Division                                           3,730       3,662       454,211        458,606
AllianceBernstein Global Thematic Growth
  Investment Division                                         119,520     104,051        64,878         84,747
AllianceBernstein Intermediate Bond Investment Division        43,368      43,089        44,107         29,920
AllianceBernstein International Value Investment Division       1,357       1,269         1,284             16

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                                FOR THE YEAR ENDED
                                                              AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                              ----------------------- ----------------------------
                                                                                            COST OF       PROCEEDS
                                                                   SHARES    COST ($) PURCHASES ($) FROM SALES ($)
                                                              ----------- ----------- ------------- --------------
Fidelity VIP Contrafund Investment Division                     2,677,586   2,605,414       618,817      2,359,396
Fidelity VIP Asset Manager: Growth Investment Division          1,905,664   1,601,398       350,953        401,055
Fidelity VIP Investment Grade Bond Investment Division            535,348     551,922     1,216,749        919,692
Fidelity VIP Equity-Income Investment Division                    202,703     193,458        83,560        152,960
Fidelity VIP High Income Investment Division                        4,567       4,414           340         37,262
Fidelity VIP Mid Cap Investment Division                          462,037     375,898       192,649         32,284
Fidelity VIP Freedom 2010 Investment Division                      31,863      28,990        16,287          1,077
Fidelity VIP Freedom 2020 Investment Division                     738,709     529,995        32,723         15,399
Fidelity VIP Freedom 2030 Investment Division                     108,197      93,015       106,748         42,841
American Funds Growth Investment Division                     127,437,891 119,191,240     6,233,209      7,482,387
American Funds Growth-Income Investment Division               73,861,244  74,149,207     4,134,198      3,422,111
American Funds Global Small Capitalization
  Investment Division                                          67,405,396  64,151,822     4,775,557      4,848,239
American Funds Bond Investment Division                         4,365,047   4,437,363     1,139,102        647,988
American Funds International Investment Division                  809,630     757,190       390,086         91,760
American Funds U.S. Government/AAA Rated Securities
  Investment Division                                              37,834      36,967         8,716         63,369
MIST T. Rowe Price Mid Cap Growth Investment Division          21,234,919  17,018,549     1,810,217      2,059,741
MIST MFS Research International Investment Division            13,920,147  15,302,568     1,608,825      2,067,653
MIST PIMCO Total Return Investment Division                    46,602,304  43,438,571     7,076,844      3,959,479
MIST RCM Technology Investment Division                        16,113,864  13,729,827     2,790,890      3,395,885
MIST Lord Abbett Bond Debenture Investment Division            27,673,394  24,784,731     3,982,725      3,898,865
MIST Lazard Mid Cap Investment Division                         5,585,178   5,824,017       595,846        595,212
MIST Invesco Small Cap Growth Investment Division               4,469,864   3,908,949       797,813        592,803
MIST Harris Oakmark International Investment Division          31,544,693  32,145,832     3,407,788      2,246,052
MIST Legg Mason ClearBridge Aggressive Growth
  Investment Division                                           7,832,598   7,150,010       471,892        698,228
MIST Lord Abbett Growth and Income Investment Division          6,220,900   6,986,138       501,908        286,976
MIST Clarion Global Real Estate Investment Division            21,155,496  25,452,280     3,370,800      1,679,748
MIST Morgan Stanley Mid Cap Growth Investment Division        203,751,581 171,918,595   181,166,153      9,832,558
MIST Lord Abbett Mid Cap Value Investment Division                111,198      82,410         7,623         22,956
MIST Third Avenue Small Cap Value Investment Division           1,575,617   1,361,005       877,330        444,016
MIST Oppenheimer Capital Appreciation Investment Division   .   1,779,584   1,857,024       282,601        285,229
MIST Legg Mason Value Equity Investment Division                4,606,141   6,034,715       636,784        373,208
MIST SSgA Growth ETF Investment Division                        2,679,337   2,306,484       875,750        269,381
MIST SSgA Growth and Income ETF Investment Division             3,818,872   3,386,885     2,220,868        321,444
MIST PIMCO Inflation Protected Bond Investment Division         8,812,603   8,434,527     2,469,861      1,583,040
MIST BlackRock Large Cap Core Investment Division             309,489,156 381,618,294     6,951,054     20,284,505
MIST Janus Forty Investment Division                           14,254,609  13,582,405     2,738,764      1,663,638
MIST Dreman Small Cap Value Investment Division                    27,494      21,252        10,026          3,466
MIST American Funds Balanced Allocation
  Investment Division                                             427,409     388,329       209,126         22,345
MIST American Funds Growth Allocation Investment Division         706,302     605,891       546,597         60,823
MIST American Funds Moderate Allocation
  Investment Division                                             250,096     222,223       144,861          8,208
MIST Met/Franklin Income Investment Division                      151,295     133,975        90,123          4,997
MIST Met/Franklin Mutual Shares Investment Division                57,045      50,842        31,238          2,657
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                             260,281     222,625        56,837         16,387
MIST Met/Templeton Growth Investment Division                      48,494      41,795        26,766          1,499
MIST Pioneer Fund Investment Division                             245,287     171,267         6,857         31,995
American Century VP Vista Investment Division                      69,257      61,694        60,206        147,832
Delaware VIP Small Cap Value Investment Division                  385,135     354,726       261,673        164,693
Dreyfus VIF International Value Investment Division               231,499     264,043         7,776         73,348
Goldman Sachs Mid Cap Value Investment Division                   367,130     410,086         2,264         34,533

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                       FOR THE YEAR ENDED
                                                     AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                     ----------------------- ----------------------------
                                                                                   COST OF       PROCEEDS
                                                        SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                     --------- ------------- ------------- --------------
Goldman Sachs Structured Small Cap Equity
  Investment Division                                   51,282        46,862         4,341         34,881
MFS VIT High Income Investment Division                132,571       105,302        10,141          3,882
MFS VIT Global Equity Investment Division              226,835       210,592       201,962         73,751
MFS VIT New Discovery Investment Division              134,934       104,942       105,171          4,660
MFS VIT Value Investment Division                       79,100        85,643           969          2,907
Wells Fargo VT Total Return Bond Investment Division 1,081,377     1,071,578       920,218        371,858
Pioneer VCT Emerging Markets Investment Division       983,753       644,423       292,305        225,049
Pioneer VCT Mid Cap Value Investment Division           99,492        83,013        68,084          4,348
Royce Micro-Cap Investment Division (b)                348,711       286,746       291,230          4,681
Royce Small-Cap Investment Division                    393,157       327,107       433,307        163,799
UIF Emerging Markets Debt Investment Division            7,345         6,932         3,126          1,934
UIF Emerging Markets Equity Investment Division        197,671       157,533       160,270          8,134
PIMCO VIT Low Duration Investment Division             762,323       737,037        14,655         10,848

(a) For the period May 3, 2010 to December 31, 2010.

(b) Commenced November 10, 2008 and began transactions in 2010.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                                MSF BLACKROCK DIVERSIFIED                                  MSF BLACKROCK AGGRESSIVE GROWTH
                                      INVESTMENT DIVISION                                              INVESTMENT DIVISION
                        -------------------------------------------------- --------------------------------------------------
                              2010                   2009          2008          2010                   2009          2008
                        ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units beginning of year 11,480,151             12,136,197    12,715,624     9,655,662             10,226,808    10,673,487
Units issued and
  transferred from
  other funding options  7,504,390              5,841,981     3,715,948     5,730,219              4,486,979     2,758,625
Units redeemed and
  transferred to other
  funding options       (8,158,313)            (6,498,027)   (4,295,375)   (6,375,375)            (5,058,125)   (3,205,304)
                        ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units end of year       10,826,228             11,480,151    12,136,197     9,010,506              9,655,662    10,226,808

                                     MSF T. ROWE PRICE SMALL CAP GROWTH        MSF OPPENHEIMER GLOBAL EQUITY
                                      INVESTMENT DIVISION                                INVESTMENT DIVISION
                        ------------------------------------------------- -------------------------------------------------
                              2010                   2009          2008          2010                   2009         2008
                        ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units beginning of year  4,272,691              4,498,247     4,692,085     2,111,250              2,250,790    2,347,437
Units issued and
  transferred from
  other funding options  2,453,679              1,930,920     1,202,595     1,375,412              1,043,645      653,061
Units redeemed and
  transferred to other
  funding options       (2,670,628)            (2,156,476)   (1,396,433)   (1,441,970)            (1,183,185)    (749,708)
                        ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units end of year        4,055,742              4,272,691     4,498,247     2,044,692              2,111,250    2,250,790
                        ============= ====================== ============= ============= ====================== ============

                                     MSF T. ROWE PRICE LARGE CAP GROWTH          MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                      INVESTMENT DIVISION                                INVESTMENT DIVISION
                        -------------------------------------------------- --------------------------------------------------
                              2010                   2009          2008          2010                   2009          2008
                        ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units beginning of year  3,409,767              3,522,287     3,529,093     5,979,612              5,705,639     6,582,200
Units issued and
  transferred from
  other funding options  2,659,923              2,114,300     1,354,500     5,950,976              4,481,852     3,155,394
Units redeemed and
  transferred to other
  funding options       (2,921,312)            (2,226,820)   (1,361,306)   (5,861,380)            (4,207,879)   (4,031,955)
                        ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units end of year        3,148,378              3,409,767     3,522,287     6,069,208              5,979,612     5,705,639
                        ============= ====================== ============= ============= ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

           MSF METLIFE STOCK INDEX                                     MSF ARTIO INTERNATIONAL STOCK
               INVESTMENT DIVISION                                               INVESTMENT DIVISION
---------------------------------------------------- --------------------------------------------------
       2010                   2009           2008          2010                   2009          2008
-------------- ---------------------- -------------- ------------- ---------------------- -------------
 36,924,505             36,120,853     34,637,993     3,130,833              3,272,041     3,371,026
 25,845,802             21,105,595     13,540,436     2,254,216              1,779,165     1,065,634
(26,105,801)           (20,301,943)   (12,057,576)   (2,399,709)            (1,920,373)   (1,164,619)
-------------- ---------------------- -------------- ------------- ---------------------- -------------
 36,664,506             36,924,505     36,120,853     2,985,340              3,130,833     3,272,041
============== ====================== ============== ============= ====================== =============

                    MSF MFS VALUE                               MSF NEUBERGER BERMAN MID CAP VALUE
              INVESTMENT DIVISION                                              INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2010                   2009          2008          2010                   2009          2008
------------- ---------------------- ------------- ------------- ---------------------- -------------
 4,056,273              4,061,727     4,115,566     3,292,949              3,355,424     3,292,329
 3,454,529              2,678,033     1,700,729     3,046,306              2,427,646     1,542,307
(3,535,458)            (2,683,487)   (1,754,568)   (3,160,150)            (2,490,121)   (1,479,212)
------------- ---------------------- ------------- ------------- ---------------------- -------------
 3,975,344              4,056,273     4,061,727     3,179,105              3,292,949     3,355,424
============= ====================== ============= ============= ====================== =============

                  MSF MORGAN STANLEY EAFE INDEX               MSF RUSSELL 2000 INDEX
                            INVESTMENT DIVISION                  INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2010                   2009          2008          2010                   2009          2008
------------- ---------------------- ------------- ------------- ---------------------- -------------
 4,618,467              4,548,869     4,186,312     2,972,133              2,979,566     2,975,863
 5,171,804              3,949,991     2,508,640     2,633,026              2,105,103     1,318,726
(5,072,931)            (3,880,393)   (2,146,083)   (2,796,559)            (2,112,536)   (1,315,023)
------------- ---------------------- ------------- ------------- ---------------------- -------------
 4,717,340              4,618,467     4,548,869     2,808,600              2,972,133     2,979,566
============= ====================== ============= ============= ====================== =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                                     MSF JENNISON GROWTH                                    MSF NEUBERGER BERMAN GENESIS
                                     INVESTMENT DIVISION                                             INVESTMENT DIVISION
                        ------------------------------------------------ --------------------------------------------------
                             2010                   2009         2008          2010                   2009          2008
                        ------------ ---------------------- ------------ ------------- ---------------------- -------------
Units beginning of year 1,148,604              1,170,101    1,203,057     4,279,459              4,285,033     4,450,536
Units issued and
  transferred from
  other funding options 1,009,921                646,258      394,023     3,571,339              2,810,773     1,678,023
Units redeemed and
  transferred to other
  funding options        (923,867)              (667,755)    (426,979)   (3,738,934)            (2,816,347)   (1,843,526)
                        ------------ ---------------------- ------------ ------------- ---------------------- -------------
Units end of year       1,234,658              1,148,604    1,170,101     4,111,864              4,279,459     4,285,033
                        ============ ====================== ============ ============= ====================== =============

                            MSF BLACKROCK LARGE CAP VALUE                          MSF DAVIS VENTURE VALUE
                                      INVESTMENT DIVISION                              INVESTMENT DIVISION
                        ------------------------------------------------ -------------------------------------------------
                              2010                   2009        2008          2010                   2009         2008
                        ------------- ---------------------- ----------- ------------- ---------------------- ------------
Units beginning of year  1,018,697                924,995     770,111     1,661,533              1,580,625    1,479,707
Units issued and
  transferred from
  other funding options  1,430,731              1,160,670     738,266     1,634,097              1,319,611      814,725
Units redeemed and
  transferred to other
  funding options       (1,423,068)            (1,066,968)   (583,382)   (1,662,761)            (1,238,703)    (713,807)
                        ------------- ---------------------- ----------- ------------- ---------------------- ------------
Units end of year        1,026,360              1,018,697     924,995     1,632,869              1,661,533    1,580,625
                        ============= ====================== =========== ============= ====================== ============

                                              MSF BLACKROCK BOND INCOME               MSF FI VALUE LEADERS
                                                    INVESTMENT DIVISION                INVESTMENT DIVISION
                        -------------------------------------------------- ----------------------------------------------
                              2010                   2009          2008        2010                   2009        2008
                        ------------- ---------------------- ------------- ----------- ---------------------- -----------
Units beginning of year  3,849,026              4,137,787     4,467,585     478,934                451,406     440,904
Units issued and
  transferred from
  other funding options  2,545,294              1,958,068     1,342,396     576,474                447,507     277,204
Units redeemed and
  transferred to other
  funding options       (2,698,422)            (2,246,829)   (1,672,194)   (561,589)              (419,979)   (266,702)
                        ------------- ---------------------- ------------- ----------- ---------------------- -----------
Units end of year        3,695,898              3,849,026     4,137,787     493,819                478,934     451,406
                        ============= ====================== ============= =========== ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

                MSF METLIFE MID CAP STOCK INDEX             MSF LOOMIS SAYLES SMALL CAP GROWTH
                            INVESTMENT DIVISION                            INVESTMENT DIVISION
-------------------------------------------------- ----------------------------------------------
      2010                   2009          2008        2010                   2009        2008
------------- ---------------------- ------------- ----------- ---------------------- -----------
 3,313,158              3,450,115     3,466,871     592,149                579,322     569,953
 3,107,108              2,443,661     1,669,439     595,787                456,755     284,532
(3,196,529)            (2,580,618)   (1,686,195)   (590,320)              (443,928)   (275,163)
------------- ---------------------- ------------- ----------- ---------------------- -----------
 3,223,737              3,313,158     3,450,115     597,616                592,149     579,322
============= ====================== ============= =========== ====================== ===========

         MSF LOOMIS SAYLES SMALL CAP CORE          MSF BLACKROCK LEGACY LARGE CAP GROWTH
                      INVESTMENT DIVISION                            INVESTMENT DIVISION
-------------------------------------------- ----------------------------------------------
   2010                   2009       2008        2010                   2009        2008
---------- ---------------------- ---------- ----------- ---------------------- -----------
116,312                116,157     98,083     480,438                413,693     265,094
 70,304                 70,176     60,203     793,080                696,623     481,035
(71,077)               (70,021)   (42,129)   (778,520)              (629,878)   (332,436)
---------- ---------------------- ---------- ----------- ---------------------- -----------
115,539                116,312    116,157     494,998                480,438     413,693
========== ====================== ========== =========== ====================== ===========

                                                   MSF WESTERN ASSET MANAGEMENT
  MSF MET/ARTISAN MID CAP VALUE                    STRATEGIC BOND OPPORTUNITIES
            INVESTMENT DIVISION                             INVESTMENT DIVISION
--------------------------------------------- ------------- ---------------------- ------------
    2010                   2009       2008          2010                   2009         2008
----------- ---------------------- ---------- ------------- ---------------------- ------------
 191,339                196,801    191,591     1,115,618              1,106,833    1,117,386
 303,121                142,199     89,923     1,232,736                931,022      616,116
(271,624)              (147,661)   (84,713)   (1,202,545)              (922,237)    (626,669)
----------- ---------------------- ---------- ------------- ---------------------- ------------
 222,836                191,339    196,801     1,145,809              1,115,618    1,106,833
=========== ====================== ========== ============= ====================== ============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                             MSF WESTERN ASSET MANAGEMENT
                                          U.S. GOVERNMENT                                      MSF BLACKROCK MONEY MARKET
                                      INVESTMENT DIVISION                                             INVESTMENT DIVISION
                        ------------------------------------------------- --------------------------------------------------
                              2010                   2009         2008          2010                   2009          2008
                        ------------- ---------------------- ------------ ------------- ---------------------- -------------
Units beginning of year  1,063,071              1,059,598    1,066,735     1,962,757              3,533,477     3,638,086
Units issued and
  transferred from
  other funding options  1,297,550              1,058,237      562,109     1,839,931              1,181,172       902,181
Units redeemed and
  transferred to other
  funding options       (1,338,852)            (1,054,764)    (569,246)   (2,138,792)            (2,751,892)   (1,006,790)
                        ------------- ---------------------- ------------ ------------- ---------------------- -------------
Units end of year        1,021,769              1,063,071    1,059,598     1,663,896              1,962,757     3,533,477
                        ============= ====================== ============ ============= ====================== =============

                        MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION                    MSF METLIFE MODERATE ALLOCATION
                                                    INVESTMENT DIVISION                                INVESTMENT DIVISION
                        -------------------------------------------------- --------------------------------------------------
                            2010                   2009            2008          2010                   2009          2008
                        ----------- ---------------------- --------------- ------------- ---------------------- -------------
Units beginning of year  443,689                336,506         244,254     2,488,914              2,031,439     1,452,241
Units issued and
  transferred from
  other funding options  852,775                631,508         381,130     4,421,202              3,488,092     2,404,563
Units redeemed and
  transferred to other
  funding options       (773,277)              (524,325)       (288,878)   (4,084,553)            (3,030,617)   (1,825,365)
                        ----------- ---------------------- --------------- ------------- ---------------------- -------------
Units end of year        523,187                443,689         336,506     2,825,563              2,488,914     2,031,439
                        =========== ====================== =============== ============= ====================== =============

                                     JANUS ASPEN JANUS                         JANUS ASPEN BALANCED
                                   INVESTMENT DIVISION                          INVESTMENT DIVISION
                        -------------------------------------------- -------------------------------------------
                           2010                   2009       2008       2010                   2009      2008
                        ---------- ---------------------- ---------- ---------- ---------------------- ---------
Units beginning of year 718,894                685,791    643,417     99,381                 20,633     5,625
Units issued and
  transferred from
  other funding options  65,451                 77,949     85,627     79,900                 81,253    20,270
Units redeemed and
  transferred to other
  funding options       (42,822)               (44,846)   (43,253)   (23,447)                (2,505)   (5,262)
                        ---------- ---------------------- ---------- ---------- ---------------------- ---------
Units end of year       741,523                718,894    685,791    155,834                 99,381    20,633
                        ========== ====================== ========== ========== ====================== =========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

           MSF MFS TOTAL RETURN                        MSF METLIFE CONSERVATIVE ALLOCATION
            INVESTMENT DIVISION                                        INVESTMENT DIVISION
---------------------------------------------- ----------------------------------------------
    2010                   2009        2008        2010                   2009        2008
----------- ---------------------- ----------- ----------- ---------------------- -----------
 580,613                469,855     418,473     179,332                133,696      66,558
 701,621                595,895     357,123     672,097                463,545     353,431
(714,128)              (485,137)   (305,741)   (570,404)              (417,909)   (286,293)
----------- ---------------------- ----------- ----------- ---------------------- -----------
 568,106                580,613     469,855     281,025                179,332     133,696
=========== ====================== =========== =========== ====================== ===========

  MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                MSF METLIFE AGGRESSIVE ALLOCATION
                            INVESTMENT DIVISION                              INVESTMENT DIVISION
-------------------------------------------------- ------------------------------------------------
      2010                   2009          2008          2010                   2009        2008
------------- ---------------------- ------------- ------------- ---------------------- -----------
 4,732,679              3,956,910     2,499,351       993,895                851,068     608,756
 8,011,177              6,445,005     4,336,625     1,827,076              1,466,442     960,727
(7,625,587)            (5,669,236)   (2,879,066)   (1,739,137)            (1,323,615)   (718,415)
------------- ---------------------- ------------- ------------- ---------------------- -----------
 5,118,269              4,732,679     3,956,910     1,081,834                993,895     851,068
============= ====================== ============= ============= ====================== ===========

             JANUS ASPEN FORTY                        JANUS ASPEN OVERSEAS
           INVESTMENT DIVISION                         INVESTMENT DIVISION
-------------------------------------------- -------------------------------------------
   2010                   2009       2008      2010                   2009    2008 (a)
---------- ---------------------- ---------- --------- ---------------------- ----------
 61,130                 45,182     27,126     3,135                  1,777         --
 22,591                 39,687     46,241     9,125                  5,289      1,802
(10,503)               (23,739)   (28,185)     (779)                (3,931)       (25)
---------- ---------------------- ---------- --------- ---------------------- ----------
 73,218                 61,130     45,182    11,481                  3,135      1,777
========== ====================== ========== ========= ====================== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                        INVESCO V.I. GLOBAL REAL ESTATE               INVESCO V.I. INTERNATIONAL GROWTH
                                    INVESTMENT DIVISION                             INVESTMENT DIVISION
                        --------------------------------------------- ------------------------------------
                           2010                    2009       2008      2010                    2009 (b)
                        ---------- ----------------------- ---------- --------- --------------------------
Units beginning of year  59,960                  76,172     74,508     1,080                         --
Units issued and
  transferred from
  other funding options   6,829                  18,609     21,095    20,685                      1,114
Units redeemed and
  transferred to other
  funding options       (12,696)                (34,821)   (19,431)   (7,564)                       (34)
                        ---------- ----------------------- ---------- --------- --------------------------
Units end of year        54,093                  59,960     76,172    14,201                      1,080
                        ========== ======================= ========== ========= ==========================

                                                                           FTVIPT TEMPLETON
                        FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES    GLOBAL BOND SECURITIES
                                              INVESTMENT DIVISION       INVESTMENT DIVISION
                        -------------------------------------------- ---------------------------------
                           2010                   2009       2008       2010        2009 (d)
                        ---------- ---------------------- ---------- ---------- ----------------------
Units beginning of year  54,588                140,006     93,103        204                     --
Units issued and
  transferred from
  other funding options  32,229                 28,222     55,579     11,325                    213
Units redeemed and
  transferred to other
  funding options       (33,373)              (113,640)    (8,676)   (11,350)                    (9)
                        ---------- ---------------------- ---------- ---------- ----------------------
Units end of year        53,444                 54,588    140,006        179                    204
                        ========== ====================== ========== ========== ============== =======

                                FIDELITY VIP CONTRAFUND                      FIDELITY VIP ASSET MANAGER: GROWTH
                                    INVESTMENT DIVISION                                     INVESTMENT DIVISION
                        --------------------------------------------- --------------------------------------------
                            2010                   2009       2008       2010                   2009       2008
                        ----------- ---------------------- ---------- ---------- ---------------------- ----------
Units beginning of year  332,757                218,160    188,529    181,097                126,890    112,746
Units issued and
  transferred from
  other funding options   43,442                153,261     67,806     24,042                 70,300     28,458
Units redeemed and
  transferred to other
  funding options       (185,444)               (38,664)   (38,175)   (32,679)               (16,093)   (14,314)
                        ----------- ---------------------- ---------- ---------- ---------------------- ----------
Units end of year        190,755                332,757    218,160    172,460                181,097    126,890
                        =========== ====================== ========== ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

                                                      INVESCO V.I.
          INVESCO V.I. GOVERNMENT              VAN KAMPEN COMSTOCK             FTVIPT TEMPLETON FOREIGN SECURITIES
              INVESTMENT DIVISION              INVESTMENT DIVISION                             INVESTMENT DIVISION
---------------------------------------------- ------------------------------- -----------------------------------
      2010                   2009      2008                2010 (C)      2010                   2009       2008
------------- ---------------------- --------- ---------------------- -------- ------------------------ ----------
     7,019                  2,625     1,920                     --    520,792                527,866    504,436
     2,058                  5,113     2,736                  2,966     75,062                104,859     90,235
      (757)                  (719)   (2,031)                    --    (37,545)              (111,933)   (66,805)
------------- ---------------------- --------- ---------------------- -------- ------------------------ ----------
     8,320                  7,019     2,625                  2,966    558,309                520,792    527,866
==== ======== ====================== ========= ====================== ======== ======================== ==========

                                              ALLIANCEBERNSTEIN      ALLIANCEBERNSTEIN
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND    INTERNATIONAL VALUE
                     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------------------------- ---------------------- ----------------------
   2010                   2009      2008      2010      2009 (e)               2010 (f)
---------- ---------------------- --------- --------- ------------ ----------------------
 25,043                 14,644     8,261     2,242           --                     --
  5,471                 14,289     6,627     3,226        3,299                     73
(11,028)                (3,890)     (244)   (2,322)      (1,057)                    --
---------- ---------------------- --------- --------- ------------ ----------------------
 19,486                 25,043    14,644     3,146        2,242                     73
========== ====================== ========= ========= ============ ======================

       FIDELITY VIP INVESTMENT GRADE BOND        FIDELITY VIP EQUITY-INCOME
                      INVESTMENT DIVISION               INVESTMENT DIVISION
-------------------------------------------- --------------------------------------------
   2010                   2009       2008       2010                   2009       2008
---------- ---------------------- ---------- ---------- ---------------------- ----------
 18,087                  3,908     73,675     23,778                 72,691     87,700
 87,556                 31,638      1,647      4,102                 10,561     72,887
(67,207)               (17,459)   (71,414)   (10,840)               (59,474)   (87,896)
---------- ---------------------- ---------- ---------- ---------------------- ----------
 38,436                 18,087      3,908     17,040                 23,778     72,691
========== ====================== ========== ========== ====================== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                        FIDELITY VIP HIGH INCOME             FIDELITY VIP MID CAP
                             INVESTMENT DIVISION              INVESTMENT DIVISION
                        --------------------------- -------------------------------------------
                          2010           2009 (b)     2010                   2009    2008 (a)
                        --------- ----------------- --------- ---------------------- ----------
Units beginning of year  3,001                --    10,051                  2,071         --
Units issued and
  transferred from
  other funding options     --             3,022     7,750                  9,260      2,085
Units redeemed and
  transferred to other
  funding options       (2,707)              (21)   (1,068)                (1,280)       (14)
                        --------- ----------------- --------- ---------------------- ----------
Units end of year          294             3,001    16,733                 10,051      2,071
                        ========= ================= ========= ====================== ==========

                            FIDELITY VIP FREEDOM 2030                           AMERICAN FUNDS GROWTH
                                  INVESTMENT DIVISION                             INVESTMENT DIVISION
                        ------------------------------------------- -------------------------------------------------
                          2010                   2009    2008 (a)         2010                   2009         2008
                        --------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year  3,665                  3,324         --     1,419,237              1,382,286    1,218,654
Units issued and
  transferred from
  other funding options  9,042                    372      3,402     1,491,854              1,183,014      771,486
Units redeemed and
  transferred to other
  funding options       (3,696)                   (31)       (78)   (1,499,983)            (1,146,063)    (607,854)
                        --------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year        9,011                  3,665      3,324     1,411,108              1,419,237    1,382,286
                        ========= ====================== ========== ============= ====================== ============

                                    AMERICAN FUNDS BOND                 AMERICAN FUNDS INTERNATIONAL
                                    INVESTMENT DIVISION                          INVESTMENT DIVISION
                        ---------------------------------------------- -------------------------------------------
                            2010                   2009        2008      2010                   2009    2008 (a)
                        ----------- ---------------------- ----------- --------- ---------------------- ----------
Units beginning of year  335,183                317,147     291,647    17,214                  2,335         --
Units issued and
  transferred from
  other funding options  767,492                631,349     466,213    13,635                 16,414      2,351
Units redeemed and
  transferred to other
  funding options       (741,602)              (613,313)   (440,713)   (2,919)                (1,535)       (16)
                        ----------- ---------------------- ----------- --------- ---------------------- ----------
Units end of year        361,073                335,183     317,147    27,930                 17,214      2,335
                        =========== ====================== =========== ========= ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

        FIDELITY VIP FREEDOM 2010                   FIDELITY VIP FREEDOM 2020
              INVESTMENT DIVISION                         INVESTMENT DIVISION
----------------------------------------------- -------------------------------------------
      2010                   2009    2008 (a)     2010                   2009    2008 (a)
------------- ---------------------- ---------- --------- ---------------------- ----------
     1,541                  3,089         --    56,341                  4,617         --
     1,471                     21      3,101       829                 52,551      4,660
       (10)                (1,569)       (12)     (873)                  (827)       (43)
------------- ---------------------- ---------- --------- ---------------------- ----------
     3,002                  1,541      3,089    56,297                 56,341      4,617
==== ======== ====================== ========== ========= ====================== ==========

     AMERICAN FUNDS GROWTH-INCOME                      AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
              INVESTMENT DIVISION                                             INVESTMENT DIVISION
------------------------------------------------- --------------------------------------------------
      2010                   2009         2008          2010                   2009          2008
------------- ---------------------- ------------ ------------- ---------------------- -------------
 1,491,242              1,461,879    1,381,044     2,152,577              2,098,117     1,945,062
 1,511,750              1,196,222      759,706     2,898,451              2,393,707     1,620,594
(1,519,897)            (1,166,859)    (678,871)   (2,936,108)            (2,339,247)   (1,467,539)
------------- ---------------------- ------------ ------------- ---------------------- -------------
 1,483,095              1,491,242    1,461,879     2,114,920              2,152,577     2,098,117
============= ====================== ============ ============= ====================== =============

                          AMERICAN FUNDS
    U.S. GOVERNMENT/AAA RATED SECURITIES                  MIST T. ROWE PRICE MID CAP GROWTH
                     INVESTMENT DIVISION                                INVESTMENT DIVISION
------------------------------------------- --------------------------------------------------
  2010                   2009    2008 (a)         2010                   2009          2008
--------- ---------------------- ---------- ------------- ---------------------- -------------
 4,564                  1,808         --     1,754,850              1,702,757     1,587,296
   398                  4,273      1,820     2,400,707              1,928,793     1,301,840
(3,152)                (1,517)       (12)   (2,429,809)            (1,876,700)   (1,186,379)
--------- ---------------------- ---------- ------------- ---------------------- -------------
 1,810                  4,564      1,808     1,725,748              1,754,850     1,702,757
========= ====================== ========== ============= ====================== =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                                      MIST MFS RESEARCH INTERNATIONAL                          MIST PIMCO TOTAL RETURN
                                                  INVESTMENT DIVISION                              INVESTMENT DIVISION
                        -------------------------------------------------------------- ------------------------------------
                              2010                   2009        2008          2010                   2009          2008
                        ------------- ---------------------- ----------- ------------- ---------------------- -------------
Units beginning of year    885,756                870,603     695,827     2,378,221              2,287,745     2,175,489
Units issued and
  transferred from
  other funding options  1,201,606                996,145     702,443     2,765,705              2,051,940     1,322,359
Units redeemed and
  transferred to other
  funding options       (1,249,252)              (980,992)   (527,667)   (2,693,499)            (1,961,464)   (1,210,103)
                        ------------- ---------------------- ----------- ------------- ---------------------- -------------
Units end of year          838,110                885,756     870,603     2,450,427              2,378,221     2,287,745
                        ============= ====================== =========== ============= ====================== =============

                                    MIST LAZARD MID CAP                  MIST INVESCO SMALL CAP GROWTH
                                    INVESTMENT DIVISION                            INVESTMENT DIVISION
                        ---------------------------------------------- ----------------------------------------------
                            2010                   2009        2008        2010                   2009        2008
                        ----------- ---------------------- ----------- ----------- ---------------------- -----------
Units beginning of year  362,314                371,732     340,316     268,049                230,618     208,985
Units issued and
  transferred from
  other funding options  450,103                378,306     294,536     345,354                285,386     181,529
Units redeemed and
  transferred to other
  funding options       (451,970)              (387,724)   (263,120)   (333,149)              (247,955)   (159,896)
                        ----------- ---------------------- ----------- ----------- ---------------------- -----------
Units end of year        360,447                362,314     371,732     280,254                268,049     230,618
                        =========== ====================== =========== =========== ====================== ===========

                               MIST LORD ABBETT GROWTH AND INCOME      MIST CLARION GLOBAL REAL ESTATE
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                        -------------------------------------------- -------------------------------------------------
                           2010                   2009       2008          2010                   2009         2008
                        ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year 585,353                569,914    539,972     1,332,507              1,247,223    1,071,638
Units issued and
  transferred from
  other funding options  46,143                 58,321     51,580     1,901,957              1,551,482    1,053,139
Units redeemed and
  transferred to other
  funding options       (30,055)               (42,882)   (21,638)   (1,891,476)            (1,466,198)    (877,554)
                        ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year       601,441                585,353    569,914     1,342,988              1,332,507    1,247,223
                        ========== ====================== ========== ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

              MIST RCM TECHNOLOGY                                MIST LORD ABBETT BOND DEBENTURE
              INVESTMENT DIVISION                                            INVESTMENT DIVISION
-------------------------------------------------- ------------------------------------------------
      2010                   2009          2008         2010                   2009         2008
------------- ---------------------- ------------- ------------ ---------------------- ------------
 2,111,049              1,806,845     1,867,295    1,300,112              1,205,110    1,249,287
 3,754,204              2,949,637     1,857,487      833,058                736,059      372,521
(3,857,418)            (2,645,433)   (1,917,937)    (910,963)              (641,057)    (416,698)
------------- ---------------------- ------------- ------------ ---------------------- ------------
 2,007,835              2,111,049     1,806,845    1,222,207              1,300,112    1,205,110
============= ====================== ============= ============ ====================== ============

              MIST HARRIS OAKMARK INTERNATIONAL    MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                            INVESTMENT DIVISION                              INVESTMENT DIVISION
-------------------------------------------------- ------------------------------------------------
      2010                   2009          2008        2010                   2009          2008
------------- ---------------------- ------------- ----------- ---------------------- -------------
 1,439,875              1,337,674     1,335,770     918,435                929,444       893,124
 1,994,881              1,598,848     1,015,983     862,843                681,902       427,707
(1,961,447)            (1,496,647)   (1,014,079)   (893,021)              (692,911)     (391,387)
------------- ---------------------- ------------- ----------- ---------------------- -------------
 1,473,309              1,439,875     1,337,674     888,257                918,435       929,444
============= ====================== ============= =========== ====================== =============

        MIST MORGAN STANLEY MID CAP GROWTH                   MIST LORD ABBETT MID CAP VALUE
               INVESTMENT DIVISION                            INVESTMENT DIVISION
--------------------------------------------------- ------------------------------------------
       2010                   2009    2008            2010                   2009      2008
-------------- ---------------------- ------------- --------- ---------------------- ---------
     23,317                  1,987         2,000     9,319                 10,463     4,638
 24,103,485                 23,232             9       620                 12,325     8,670
(11,005,152)                (1,902)          (22)   (1,965)               (13,469)   (2,845)
-------------- ---------------------- ------------- --------- ---------------------- ---------
 13,121,650                 23,317         1,987     7,974                  9,319    10,463
============== ====================== ============= ========= ====================== =========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                               MIST THIRD AVENUE SMALL CAP VALUE         MIST OPPENHEIMER CAPITAL APPRECIATION
                                             INVESTMENT DIVISION                           INVESTMENT DIVISION
                        ------------------------------------------- ---------------------------------------------
                           2010                   2009      2008        2010                   2009       2008
                        ---------- ---------------------- --------- ----------- ---------------------- ----------
Units beginning of year  66,457                 22,742    24,943     155,544                114,986     70,634
Units issued and
  transferred from
  other funding options  54,144                 49,002     5,677     284,133                234,271    142,400
Units redeemed and
  transferred to other
  funding options       (23,671)                (5,287)   (7,878)   (284,323)              (193,713)   (98,048)
                        ---------- ---------------------- --------- ----------- ---------------------- ----------
Units end of year        96,930                 66,457    22,742     155,354                155,544    114,986
                        ========== ====================== ========= =========== ====================== ==========

                                   MIST SSGA GROWTH AND INCOME ETF              MIST PIMCO INFLATION PROTECTED BOND
                                               INVESTMENT DIVISION                              INVESTMENT DIVISION
                        --------------------------------------------- ------------------------------------------------
                            2010                   2009       2008          2010                   2009        2008
                        ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units beginning of year  149,333                 39,742     30,551       618,801                523,888      80,592
Units issued and
  transferred from
  other funding options  435,343                206,989     57,632     1,507,168              1,226,809     872,786
Units redeemed and
  transferred to other
  funding options       (264,392)               (97,398)   (48,441)   (1,472,356)            (1,131,896)   (429,490)
                        ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units end of year        320,284                149,333     39,742       653,613                618,801     523,888
                        =========== ====================== ========== ============= ====================== ===========

                                         MIST DREMAN SMALL CAP VALUE              MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                 INVESTMENT DIVISION                                  INVESTMENT DIVISION
                        ----------------------------------------------- ----------------------------------------------------
                              2010                   2009    2008 (a)              2010                   2009    2008 (a)
                        ------------- ---------------------- ---------- ------- ---------- ---------------------- ----------
Units beginning of year      1,271                     11                 --     23,102                  1,427         --
Units issued and
  transferred from
  other funding options      1,222                 22,145                 15     70,685                 44,911      1,565
Units redeemed and
  transferred to other
  funding options             (788)               (20,885)                (4)   (52,491)               (23,236)      (138)
                        ------------- ---------------------- ---------- ------- ---------- ---------------------- ----------
Units end of year            1,705                  1,271                 11     41,296                 23,102      1,427
                        ============= ====================== ========== ======= ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

   MIST LEGG MASON VALUE EQUITY                           MIST SSGA GROWTH ETF
            INVESTMENT DIVISION                            INVESTMENT DIVISION
---------------------------------------------- ---------------------------------------------
    2010                   2009        2008        2010                   2009       2008
----------- ---------------------- ----------- ----------- ---------------------- ----------
 615,613                576,603     511,093     181,473                 59,898     56,164
 729,851                565,868     304,320     355,523                247,780     75,852
(704,992)              (526,858)   (238,810)   (299,245)              (126,205)   (72,118)
----------- ---------------------- ----------- ----------- ---------------------- ----------
 640,472                615,613     576,603     237,751                181,473     59,898
=========== ====================== =========== =========== ====================== ==========

                  MIST BLACKROCK LARGE CAP CORE                     MIST JANUS FORTY
                            INVESTMENT DIVISION                  INVESTMENT DIVISION
-------------------------------------------------- -------------------------------------------------
      2010                   2009          2008          2010                   2009         2008
------------- ---------------------- ------------- ------------- ---------------------- ------------
14,107,746             14,670,780    15,352,126     1,122,196                943,170      281,380
 9,046,176              6,882,314     4,069,201     2,258,407              1,816,405    1,255,331
(9,685,539)            (7,445,348)   (4,750,547)   (2,194,977)            (1,637,379)    (593,541)
------------- ---------------------- ------------- ------------- ---------------------- ------------
13,468,383             14,107,746    14,670,780     1,185,626              1,122,196      943,170
============= ====================== ============= ============= ====================== ============

    MIST AMERICAN FUNDS GROWTH ALLOCATION      MIST AMERICAN FUNDS MODERATE ALLOCATION
           INVESTMENT DIVISION                          INVESTMENT DIVISION
-------------------------------------------- --------------------------------------------
   2010                   2009    2008 (a)      2010                   2009    2008 (a)
---------- ---------------------- ---------- ---------- ---------------------- ----------
 15,564                  2,439         --      9,961                    593         --
 90,305                 17,809      2,697     29,424                 11,392        809
(34,295)                (4,684)      (258)   (15,801)                (2,024)      (216)
---------- ---------------------- ---------- ---------- ---------------------- ----------
 71,574                 15,564      2,439     23,584                  9,961        593
========== ====================== ========== ========== ====================== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                             MIST MET/FRANKLIN INCOME                        MIST MET/FRANKLIN MUTUAL SHARES
                                  INVESTMENT DIVISION                                    INVESTMENT DIVISION
                        ------------------------------------------- -------------------------------------------
                          2010                   2009    2008 (a)     2010                   2009    2008 (a)
                        --------- ---------------------- ---------- --------- ---------------------- ----------
Units beginning of year  5,364                  2,408         --     2,904                  1,208         --
Units issued and
  transferred from
  other funding options 13,379                  4,293      2,572     6,436                  2,223      1,620
Units redeemed and
  transferred to other
  funding options       (5,703)                (1,337)      (164)   (3,206)                  (527)      (412)
                        --------- ---------------------- ---------- --------- ---------------------- ----------
Units end of year       13,040                  5,364      2,408     6,134                  2,904      1,208
                        ========= ====================== ========== ========= ====================== ==========

                          MIST PIONEER FUND                          AMERICAN CENTURY VP VISTA
                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                        --------------------------------- ------------------------------------
                          2010      2009 (d)      2010                   2009    2008
                        --------- ------------ ---------- ---------------------- -------------
Units beginning of year 20,277           --     13,115                  8,686         1,642
Units issued and
  transferred from
  other funding options    399       22,226      2,722                 17,746         7,373
Units redeemed and
  transferred to other
  funding options       (2,738)      (1,949)   (10,477)               (13,317)         (329)
                        --------- ------------ ---------- ---------------------- -------------
Units end of year       17,938       20,277      5,360                 13,115         8,686
                        ========= ============ ========== ====================== ==== ========

                          GOLDMAN SACHS MID CAP VALUE               GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                  INVESTMENT DIVISION                                     INVESTMENT DIVISION
                        ------------------------------------------- --------------------------------------------
                          2010                   2009       2008      2010                   2009        2008
                        --------- ---------------------- ---------- --------- ---------------------- -----------
Units beginning of year 27,552                102,102     84,789     7,623                  6,818      12,264
Units issued and
  transferred from
  other funding options      1                     --     29,281       436                  2,806       2,521
Units redeemed and
  transferred to other
  funding options       (2,910)               (74,550)   (11,968)   (3,801)                (2,001)     (7,967)
                        --------- ---------------------- ---------- --------- ---------------------- -----------
Units end of year       24,643                 27,552    102,102     4,258                  7,623       6,818
                        ========= ====================== ========== ========= ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY        MIST MET/TEMPLETON GROWTH
                          INVESTMENT DIVISION              INVESTMENT DIVISION
------------------------------------------------ ---------------------------------------------------
   2010                   2009        2008 (a)     2010                   2009            2008 (a)
---------- ---------------------- -------------- --------- ---------------------- ---------- -------
 21,298                  1,503             --     2,173                    480                 --
 55,695                 44,058          1,613     5,903                  2,325                543
(51,240)               (24,263)          (110)   (2,988)                  (632)               (63)
---------- ---------------------- -------------- --------- ---------------------- ---------- -------
 25,753                 21,298          1,503     5,088                  2,173                480
========== ====================== ============== ========= ====================== ========== =======

 DELAWARE VIP SMALL CAP VALUE               DREYFUS VIF INTERNATIONAL VALUE
          INVESTMENT DIVISION                           INVESTMENT DIVISION
------------------------------------------- ---------------------------------------------
  2010                   2009       2008      2010                     2009       2008
--------- ---------------------- ---------- --------- ------------------------ ----------
16,198                 59,279     67,044    21,676                   33,156     42,550
 7,585                  7,473     14,415       505                    2,909      1,327
(3,044)               (50,554)   (22,180)   (5,679)                 (14,389)   (10,721)
--------- ---------------------- ---------- --------- ------------------------ ----------
20,739                 16,198     59,279    16,502                   21,676     33,156
========= ====================== ========== ========= ======================== ==========

              MFS VIT HIGH INCOME                      MFS VIT GLOBAL EQUITY
              INVESTMENT DIVISION                        INVESTMENT DIVISION
---------------------------------------------- ----------------------------------------------
      2010                   2009      2008      2010                   2009          2008
------------- ---------------------- --------- --------- ---------------------- -------------
     9,209                    354     1,776     5,543                  5,386         3,948
       106                  9,330        77    11,271                  2,627         1,868
      (295)                  (475)   (1,499)   (2,592)                (2,470)         (430)
------------- ---------------------- --------- --------- ---------------------- -------------
     9,020                  9,209       354    14,222                  5,543         5,386
============= ====================== ========= ========= ====================== =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                                    MFS VIT NEW DISCOVERY                                     MFS VIT VALUE
                                      INVESTMENT DIVISION                               INVESTMENT DIVISION
                        ------------------------------------------------- --------------------------------------------------
                              2010                   2009         2008          2010                   2009          2008
                        ------------- ---------------------- ------------ ------------- ---------------------- -------------
Units beginning of year        396                    249          253         5,803                  6,081         2,966
Units issued and
  transferred from
  other funding options      7,766                    864           --            --                     --         3,928
Units redeemed and
  transferred to other
  funding options             (348)                  (717)          (4)         (226)                  (278)         (813)
                        ------------- ---------------------- ------------ ------------- ---------------------- -------------
Units end of year            7,814                    396          249         5,577                  5,803         6,081
                        ============= ====================== ============ ============= ====================== =============

                        PIONEER VCT MID CAP VALUE        ROYCE MICRO-CAP        ROYCE SMALL-CAP
                              INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                        ---------------------------- ---------------------- ----------------------
                         2010             2009 (b)               2010 (f)      2010     2009 (g)
                        -------- ------------------- ---------------------- ---------- -----------
Units beginning of year   586                  --                     --      4,703          --
Units issued and
  transferred from
  other funding options 1,815                 604                 19,549     35,416       4,771
Units redeemed and
  transferred to other
  funding options         (99)                (18)                  (323)   (13,884)        (68)
                        -------- ------------------- ---------------------- ---------- -----------
Units end of year       2,302                 586                 19,226     26,235       4,703
                        ======== =================== ====================== ========== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 3, 2010 to December 31, 2010.

(d) For the period May 4, 2009 to December 31, 2009.

(e) Commenced on May 1, 2005 and began transactions in 2009.

(f) Commenced on November 10, 2008 and began transactions in 2010.

(g) Commenced on November 10, 2008 and began transactions in 2009.

        WELLS FARGO VT TOTAL RETURN BOND                PIONEER VCT EMERGING MARKETS
           INVESTMENT DIVISION                        INVESTMENT DIVISION
------------------------------------------- -------------------------------------------
   2010                   2009      2008      2010                   2009    2008 (a)
---------- ---------------------- --------- --------- ---------------------- ----------
 39,845                 15,329     9,697    37,577                 13,031         --
 56,222                 36,270     9,589    11,637                 26,780     13,166
(20,786)               (11,754)   (3,957)   (7,783)                (2,234)      (136)
---------- ---------------------- --------- --------- ---------------------- ----------
 75,281                 39,845    15,329    41,431                 37,577     13,031
========== ====================== ========= ========= ====================== ==========

UIF EMERGING MARKETS DEBT    UIF EMERGING MARKETS EQUITY    PIMCO VIT LOW DURATION
      INVESTMENT DIVISION            INVESTMENT DIVISION       INVESTMENT DIVISION
---------------------------- ------------------------------ -------------------------
2010              2009 (g)     2010              2009 (g)     2010         2009 (d)
------- -------------------- --------- -------------------- --------- ---------------
 223                   --       442                   --    66,450              --
  79                  302    13,146                  714        --          66,978
 (43)                 (79)     (570)                (272)     (953)           (528)
------- -------------------- --------- -------------------- --------- ---------------
 259                  223    13,018                  442    65,497          66,450
======= ==================== ========= ==================== ========= ===============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2010:

                                               AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                      UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                        ---------- ------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Diversified          2010 10,826,228 14.93 - 60.41 263,102,316          1.90      0.00 - 0.90      8.67 - 9.65
  Investment Division              2009 11,480,151 13.61 - 55.09 257,391,816          5.15      0.45 - 0.90    16.25 - 17.30
                                   2008 12,136,197 11.61 - 46.97 235,715,981          2.81      0.45 - 0.90 (25.47) - (20.65)
                                   2007 12,715,624 15.43 - 38.69 334,245,436          2.54      0.45 - 0.90      4.96 - 8.02
                                   2006 13,096,726 14.57 - 36.86 331,432,719          2.44      0.40 - 0.90     7.38 - 10.53
MSF BlackRock Aggressive Growth    2010  9,010,506 17.39 - 65.35 200,141,525          0.07      0.00 - 0.90    14.27 - 15.30
  Investment Division              2009  9,655,662 15.15 - 56.68 187,532,635          0.20      0.45 - 0.90    48.10 - 49.44
                                   2008 10,226,808 10.19 - 37.93 134,277,037            --      0.45 - 0.90 (46.22) - (44.59)
                                   2007 10,673,487 18.84 - 26.64 260,061,815            --      0.45 - 0.90    19.53 - 20.60
                                   2006 11,198,297 15.63 - 22.09 228,717,595            --      0.40 - 0.90      5.76 - 6.75
MSF MetLife Stock Index            2010 36,664,506 12.28 - 55.00 671,751,965          1.75      0.00 - 0.90    13.79 - 14.82
  Investment Division              2009 36,924,505 10.69 - 47.90 597,707,546          2.70      0.45 - 0.90    25.11 - 26.26
                                   2008 36,120,853  8.47 - 37.94 472,610,929          1.94      0.45 - 0.90 (37.67) - (34.22)
                                   2007 34,637,993 13.47 - 39.67 748,068,488          1.03      0.45 - 0.90     4.28 - 10.73
                                   2006 33,607,228 12.80 - 38.04 707,564,793          1.97      0.40 - 0.90     8.73 - 15.48
MSF Artio International Stock      2010  2,985,340 12.56 - 18.74  45,766,876          1.57      0.00 - 0.90      6.25 - 7.21
  Investment Division              2009  3,130,833 11.77 - 17.48  45,163,862          0.71      0.45 - 0.90    21.07 - 22.17
                                   2008  3,272,041  9.71 - 14.31  38,994,328          3.13      0.45 - 0.90 (44.63) - (40.37)
                                   2007  3,371,026 17.46 - 23.95  72,704,709          1.05      0.45 - 0.90     9.36 - 11.35
                                   2006  3,412,213 15.68 - 21.90  67,509,144          1.40      0.40 - 0.90    14.38 - 16.49
MSF T. Rowe Price Small Cap Growth 2010  4,055,742 19.98 - 22.99  88,004,866            --      0.00 - 0.90    33.69 - 34.90
  Investment Division              2009  4,272,691 14.95 - 17.11  68,810,021          0.35      0.45 - 0.90    37.72 - 38.97
                                   2008  4,498,247 10.85 - 12.37  52,291,217            --      0.45 - 0.90 (36.76) - (33.41)
                                   2007  4,692,085 17.16 - 19.47  85,746,187            --      0.45 - 0.90      8.88 - 9.89
                                   2006  4,913,291 15.76 - 17.80  81,812,746            --      0.45 - 0.90      2.96 - 3.93
MSF Oppenheimer Global Equity      2010  2,044,692 20.77 - 23.52  43,706,570          1.54      0.00 - 0.90    15.19 - 16.23
  Investment Division              2009  2,111,250 18.03 - 20.23  38,882,417          2.57      0.45 - 0.90    39.06 - 40.31
                                   2008  2,250,790 12.94 - 14.42  29,644,684          2.15      0.45 - 0.90 (40.90) - (37.34)
                                   2007  2,347,437 21.71 - 24.18  52,072,709          1.10      0.45 - 0.90     5.53 - 10.86
                                   2006  2,344,938 20.38 - 22.70  48,944,535          2.49      0.45 - 0.90    11.00 - 16.59
MSF MFS Value Investment Division  2010  3,975,344 12.48 - 18.04  54,052,850          1.43      0.00 - 0.90    10.43 - 11.42
                                   2009  4,056,273 11.25 - 16.19  49,365,491            --      0.45 - 0.90    19.74 - 20.82
                                   2008  4,061,727  9.35 - 13.40  41,012,912          1.91      0.45 - 0.90 (34.05) - (17.37)
                                   2007  4,115,566 14.14 - 17.54  61,926,665          0.78      0.45 - 0.90   (4.67) - (3.48)
                                   2006  4,099,325 14.65 - 18.40  64,292,839          0.77      0.40 - 0.90    16.70 - 18.14
MSF Neuberger Berman Mid Cap       2010  3,179,105 20.40 - 30.55  77,987,809          0.83      0.00 - 0.90    25.18 - 26.31
  Value Investment Division        2009  3,292,949 16.29 - 24.19  63,957,799          1.58             0.90    46.77 - 48.10
                                   2008  3,355,424 11.10 - 16.33  44,065,744          0.85             0.90 (47.81) - (46.55)
                                   2007  3,292,329 21.27 - 30.68  82,005,373          0.55             0.90      2.51 - 3.45
                                   2006  3,225,765 20.75 - 29.66  77,735,349          0.48      0.40 - 0.90    10.46 - 11.46

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------- --------------------------------------------------
                                                     UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                        --------- ------------- ----------- ------------- ---------------- -------------------
MSF T. Rowe Price Large Cap Growth 2010 3,148,378 10.95 - 17.18  45,775,087          0.27      0.00 - 0.90    16.00 - 17.05
  Investment Division              2009 3,409,767  9.44 - 14.68  42,520,597          0.63             0.90    42.15 - 43.44
                                   2008 3,522,287  6.64 - 10.23  30,702,575          0.59             0.90 (41.89) - (38.27)
                                   2007 3,529,093 11.53 - 17.60  52,811,241          0.45             0.90      8.47 - 9.40
                                   2006 3,620,946 10.63 - 16.09  49,315,573          0.33      0.40 - 0.90    12.21 - 13.23
MSF Barclays Capital Aggregate     2010 6,069,208 16.75 - 19.11 114,484,755          3.72      0.00 - 0.90      5.10 - 6.05
  Bond Index Investment Division   2009 5,979,612 15.94 - 18.02 106,351,639          5.95      0.45 - 0.90      4.22 - 5.17
                                   2008 5,705,639 15.30 - 17.13  96,524,738          4.55      0.45 - 0.90      4.32 - 5.99
                                   2007 6,582,200 14.56 - 16.17 104,928,263          4.49      0.45 - 0.90     5.89 - 11.27
                                   2006 6,058,549 13.75 - 15.13  90,417,327          4.29      0.45 - 0.90    (0.88) - 4.15
MSF Morgan Stanley EAFE Index      2010 4,717,340 11.23 - 15.78  65,367,829          2.68      0.00 - 0.90      7.22 - 8.19
  Investment Division              2009 4,618,467 10.47 - 14.59  58,913,857          4.28      0.45 - 0.90    27.52 - 28.67
                                   2008 4,548,869  8.21 - 11.34  44,991,420          2.87      0.45 - 0.90 (42.58) - (40.15)
                                   2007 4,186,312 14.30 - 19.58  71,635,930          1.94      0.45 - 0.90     9.83 - 13.98
                                   2006 3,792,545 13.02 - 17.67  58,401,764          1.70      0.40 - 0.90    23.03 - 25.75
MSF Russell 2000 Index             2010 2,808,600 15.35 - 22.19  56,596,227          1.10      0.00 - 0.90    25.78 - 26.92
  Investment Division              2009 2,972,133 12.21 - 17.49  47,243,288          2.05      0.45 - 0.90    24.88 - 26.01
                                   2008 2,979,566  9.77 - 13.88  37,446,370          1.26      0.45 - 0.90 (34.09) - (30.11)
                                   2007 2,975,863 14.83 - 20.87  56,244,600          0.91      0.45 - 0.90    (2.43) - 2.72
                                   2006 2,884,744 15.20 - 21.19  55,288,989          0.81      0.45 - 0.90    12.11 - 17.99
MSF Jennison Growth                2010 1,234,658  6.44 - 14.22  15,408,401          0.59      0.00 - 0.90    10.63 - 11.66
  Investment Division              2009 1,148,604  5.77 - 12.74  13,473,347          0.19             0.90    38.73 - 39.99
                                   2008 1,170,101   4.12 - 9.10   9,813,769          2.43             0.90 (37.00) - (26.98)
                                   2007 1,203,057  6.48 - 13.98  15,741,716          0.42             0.90    10.62 - 11.66
                                   2006 1,356,790  5.81 - 12.52  14,099,259            --      0.40 - 0.90      1.88 - 2.82
MSF Neuberger Berman Genesis       2010 4,111,864 17.63 - 19.37  78,718,096          0.51      0.00 - 0.90    20.49 - 21.58
  Investment Division              2009 4,279,459 14.59 - 15.93  67,433,059          1.12             0.90    12.14 - 13.15
                                   2008 4,285,033 12.90 - 14.08  59,706,219          0.54             0.90 (38.96) - (35.81)
                                   2007 4,450,536 20.94 - 22.86 100,708,365          0.30             0.90   (4.30) - (3.41)
                                   2006 4,494,782 21.68 - 23.68 105,414,517          0.31      0.40 - 0.90    15.68 - 16.74
MSF MetLife Mid Cap Stock Index    2010 3,223,737 18.84 - 20.70  65,796,062          0.99      0.00 - 0.90    25.15 - 26.28
  Investment Division              2009 3,313,158 14.93 - 16.39  53,691,851          1.81             0.90    35.77 - 36.99
                                   2008 3,450,115 10.90 - 11.97  40,733,135          1.41             0.90 (36.75) - (35.42)
                                   2007 3,466,871 17.07 - 18.75  63,959,203          0.75             0.90      6.83 - 7.82
                                   2006 3,270,208 15.84 - 17.39  56,090,136          1.19      0.48 - 0.90     9.11 - 10.09
MSF Loomis Sayles Small Cap        2010   597,616 11.50 - 12.54   7,430,441            --      0.00 - 0.90    30.53 - 31.71
  Growth Investment Division       2009   592,149   8.22 - 9.52   5,593,368            --             0.90    28.77 - 38.63
                                   2008   579,322   5.93 - 7.33   4,206,928            --             0.90 (41.67) - (36.32)
                                   2007   569,953 11.73 - 12.46   7,040,049            --             0.90      3.53 - 4.53
                                   2006   538,941 11.33 - 11.92   6,368,294            --             0.90     9.07 - 10.05
MSF BlackRock Large Cap Value      2010 1,026,360 11.78 - 12.73  12,899,137          1.05      0.00 - 0.90      8.24 - 9.22
  Investment Division              2009 1,018,697 10.88 - 11.66  11,723,889          1.58             0.90    10.22 - 11.21
                                   2008   924,995  9.87 - 10.48   9,571,372          0.82             0.90 (35.46) - (30.94)
                                   2007   770,111 15.30 - 16.10  12,275,048          0.98             0.90      2.41 - 3.40
                                   2006   608,908  8.29 - 15.57   9,397,259          1.17             0.90    18.29 - 19.30

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                      ------------------------------------ --------------------------------------------------
                                                     UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS     HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                      --------- --------------- ---------- ------------- ---------------- -------------------
MSF Davis Venture Value          2010 1,632,869   13.03 - 43.04 57,910,618          1.00      0.00 - 0.90    11.00 - 12.00
  Investment Division            2009 1,661,533   11.63 - 38.43 52,773,242          1.57             0.90    30.80 - 31.99
                                 2008 1,580,625    8.81 - 29.12 38,001,762          1.34             0.90 (39.89) - (37.59)
                                 2007 1,479,707   14.53 - 42.17 58,550,244          0.77             0.90      3.65 - 4.56
                                 2006 1,301,427   13.90 - 40.33 49,859,713          0.85      0.40 - 0.90    13.55 - 14.62
MSF Loomis Sayles Small Cap Core 2010   115,539  16.04 - 355.36 18,282,784          0.09      0.00 - 0.90    26.38 - 27.53
  Investment Division            2009   116,312  12.58 - 278.66 14,825,414          0.28             0.90    29.08 - 30.25
                                 2008   116,157   9.66 - 213.94 11,034,259            --             0.90 (36.47) - (30.05)
                                 2007    98,083  15.07 - 333.74 15,771,472          0.08             0.90    10.90 - 11.90
                                 2006    78,273  13.47 - 298.24 12,333,660            --      0.40 - 0.90    15.64 - 16.72
MSF BlackRock Legacy Large Cap   2010   494,998   10.25 - 41.25  7,322,523          0.23      0.00 - 0.90    18.75 - 19.82
  Growth Investment Division     2009   480,438    8.55 - 34.42  5,950,495          0.62             0.90    35.56 - 36.79
                                 2008   413,693    6.25 - 25.16  3,786,888          0.43             0.90 (37.07) - (34.56)
                                 2007   265,094    9.85 - 14.78  3,824,550          0.19             0.90    17.60 - 18.77
                                 2006   190,308    8.29 - 12.45  2,269,333          0.16      0.48 - 0.90      3.23 - 4.13
MSF BlackRock Bond Income        2010 3,695,898   17.52 - 82.97 84,862,836          3.95      0.00 - 0.90      7.37 - 8.34
  Investment Division            2009 3,849,026   16.17 - 76.59 82,419,233          7.04      0.45 - 0.90      8.49 - 9.47
                                 2008 4,137,787   14.77 - 69.96 81,985,350          5.16      0.45 - 0.90   (4.31) - (3.43)
                                 2007 4,467,585   15.30 - 31.06 92,436,358          3.24      0.45 - 0.90     5.36 - 12.31
                                 2006 4,668,001   14.39 - 29.48 92,311,177          5.74      0.40 - 0.90    (2.17) - 4.43
MSF FI Value Leaders             2010   493,819   10.47 - 34.50  6,488,932          1.56      0.00 - 0.90    13.54 - 14.56
  Investment Division            2009   478,934    9.14 - 30.11  5,481,161          2.80             0.90    20.75 - 21.85
                                 2008   451,406    7.50 - 24.71  4,225,438          1.93             0.90 (39.49) - (34.25)
                                 2007   440,904   12.29 - 15.50  6,742,764          0.91             0.90      3.22 - 4.24
                                 2006   393,835   11.79 - 14.87  5,778,898          1.00      0.40 - 0.90    10.97 - 11.91
MSF Met/Artisan Mid Cap Value    2010   222,836  17.60 - 250.67 46,601,141          0.74      0.00 - 0.90     7.99 - 15.04
  Investment Division            2009   191,339  35.18 - 217.89 41,071,915          1.13             0.90    40.30 - 41.56
                                 2008   196,801  24.85 - 153.92 29,975,616          0.37             0.90 (46.49) - (42.81)
                                 2007   191,591 268.52 - 285.05 54,129,720          0.56             0.90   (7.67) - (6.84)
                                 2006   191,529 290.84 - 305.98 58,176,504          0.30             0.90    11.45 - 12.45
MSF Western Asset Management     2010 1,145,809   19.28 - 33.21 23,786,502          6.04      0.00 - 0.90    11.72 - 12.73
  Strategic Bond Opportunities   2009 1,115,618   17.25 - 29.46 20,580,082          6.60             0.90    31.04 - 32.22
  Investment Division            2008 1,106,833   13.17 - 22.28 15,464,462          4.07             0.90 (15.76) - (14.42)
                                 2007 1,117,386   15.63 - 16.60 18,372,006          2.67             0.90      3.10 - 4.08
                                 2006   998,939   15.16 - 15.95 15,802,133          4.79             0.90      3.38 - 4.33
MSF Western Asset Management     2010 1,021,769   15.08 - 22.66 16,633,651          2.70      0.00 - 0.90      4.86 - 5.81
  U.S. Government                2009 1,063,071   14.38 - 21.41 16,359,270          4.49             0.90      3.40 - 4.33
  Investment Division            2008 1,059,598   13.91 - 20.52 15,636,881          4.27             0.90   (1.23) - (0.36)
                                 2007 1,066,735   14.08 - 14.95 15,797,381          2.66             0.90      3.38 - 4.33
                                 2006   988,756   13.62 - 14.33 14,050,390          3.26             0.90      3.25 - 4.19
MSF BlackRock Money Market       2010 1,663,896   17.66 - 17.98 29,818,336          0.01      0.00 - 0.90    (0.89) - 0.01
  Investment Division            2009 1,962,757   17.82 - 17.98 35,228,518          0.45             0.90    (0.48) - 0.42
                                 2008 3,533,477   17.90 - 17.91 63,265,014          2.81             0.90      1.92 - 2.84
                                 2007 3,638,086   17.41 - 17.57 63,398,057          4.94             0.90      4.15 - 5.07
                                 2006 3,575,759   16.57 - 16.87 59,328,821          4.81      0.40 - 0.90      3.86 - 4.82

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                           ----------------------------------- --------------------------------------------------
                                                         UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                          LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                               UNITS    HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                           --------- -------------- ---------- ------------- ---------------- -------------------
MSF MFS Total Return                  2010   568,106  12.76 - 66.27  7,708,272          3.01      0.00 - 0.90     9.09 - 10.08
  Investment Division                 2009   580,613  11.70 - 60.20  7,134,157          4.19             0.90    17.54 - 18.60
                                      2008   469,855   9.95 - 50.76  4,861,537          3.50             0.90 (22.84) - (20.13)
                                      2007   418,473  12.90 - 13.33  5,549,510          1.97             0.90      3.45 - 4.39
                                      2006   297,430  12.47 - 12.77  3,781,921          3.21      0.40 - 0.90    11.19 - 12.18
MSF MetLife Conservative              2010   281,025 12.84 - 133.23  4,036,496          3.52      0.00 - 0.90     9.35 - 10.34
  Allocation Investment Division      2009   179,332 11.74 - 121.06  2,188,237          3.20             0.90    19.65 - 20.73
                                      2008   133,696   9.82 - 10.14  1,350,130          1.41             0.90 (14.87) - (13.89)
                                      2007    66,558  11.53 - 11.81    784,035            --             0.90      4.82 - 5.73
                                      2006    44,128  11.00 - 11.17    492,252          2.90             0.90      6.27 - 7.27
MSF MetLife Conservative to           2010   523,187 12.70 - 131.65  6,925,701          3.39      0.00 - 0.90    10.78 - 11.78
  Moderate Allocation                 2009   443,689 11.47 - 118.05  5,262,543          3.27             0.90    22.89 - 24.00
  Investment Division                 2008   336,506    9.33 - 9.64  3,218,477          1.34             0.90 (22.11) - (20.23)
                                      2007   244,254  11.98 - 12.27  2,977,400            --             0.90      4.08 - 5.05
                                      2006   161,903  11.51 - 11.68  1,884,052          2.36             0.90      8.80 - 9.74
MSF MetLife Moderate Allocation       2010 2,825,563 12.48 - 129.39 37,214,331          2.69      0.00 - 0.90    12.45 - 13.47
  Investment Division                 2009 2,488,914 11.09 - 114.33 28,790,175          3.09             0.90    25.71 - 26.84
                                      2008 2,031,439   8.82 - 90.36 18,535,109          1.08             0.90 (29.06) - (26.51)
                                      2007 1,452,241  12.44 - 12.74 18,395,945          0.19             0.90      3.58 - 4.51
                                      2006   775,138  12.01 - 12.19  9,406,274          1.48             0.90    11.20 - 12.19
MSF MetLife Moderate to Aggressive    2010 5,118,269 12.16 - 126.24 65,064,069          2.27      0.00 - 0.90    13.86 - 14.89
  Allocation Investment Division      2009 4,732,679 10.68 - 110.06 52,449,221          2.75             0.90    28.27 - 29.43
                                      2008 3,956,910    8.33 - 8.61 33,871,944          0.84             0.90 (35.55) - (32.36)
                                      2007 2,499,351  12.92 - 13.23 32,935,899          0.19             0.90      3.19 - 4.09
                                      2006 1,098,433  12.52 - 12.71 13,918,465          1.07             0.90    13.54 - 14.57
MSF MetLife Aggressive Allocation     2010 1,081,834 11.74 - 121.79 13,599,649          1.15      0.00 - 0.90    14.82 - 15.85
  Investment Division                 2009   993,895 10.23 - 105.27 10,645,616          2.32             0.90    30.74 - 31.92
                                      2008   851,068   7.82 - 80.06  6,897,699          0.76             0.90 (40.83) - (37.15)
                                      2007   608,756  13.22 - 13.54  8,191,098          0.22             0.90      2.56 - 3.52
                                      2006   225,274  12.89 - 13.08  2,934,559          0.67             0.90    15.05 - 16.04
Janus Aspen Janus                     2010   741,523          10.56  7,832,002          1.09               --            14.52
  Investment Division                 2009   718,894           9.22  6,630,451          0.54               --            36.35
                                      2008   685,791           6.76  4,638,873          0.74               --           (39.71)
                                      2007   643,417          11.22  7,219,885          0.74               --            15.08
                                      2006   595,051           9.75  5,801,609          0.49      0.48 - 0.60            11.38
Janus Aspen Balanced                  2010   155,834          16.22  2,526,859          2.71               --             8.12
  Investment Division                 2009    99,381          15.00  1,490,464          2.93               --            25.58
                                      2008    20,633          11.94    246,409          3.65               --           (16.08)
                                      2007     5,625          14.23     80,035          3.00               --            10.31
                                      2006       179          12.90      2,311          1.92             0.48            10.41
Janus Aspen Forty Investment Division 2010    73,218          16.56  1,212,768          0.24               --             6.48
  (Commenced 5/3/2004 and began       2009    61,130          15.56    950,941          0.01               --            46.01
  transactions in 2006)               2008    45,182          10.65    475,295          0.01               --           (44.31)
                                      2007    27,126          19.13    518,927          0.25               --            36.64
                                      2006     7,954          14.00    111,362          0.14             0.48             9.11

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------- -------------------------------------------------
                                                    UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST(%)
                                         ------- ------------- ---------- ------------- ---------------- ------------------
Janus Aspen Overseas                2010  11,481         32.74    375,851          0.73               --           25.02
  Investment Division               2009   3,135         26.19     82,093          0.46               --           79.07
  (Commenced 4/28/2008)             2008   1,777         14.62     25,984            --               --          (52.68)
Invesco V.I. Global Real Estate     2010  54,093         29.53  1,597,111          5.17               --           17.51
  Investment Division               2009  59,960         25.13  1,506,522            --               --           31.53
                                    2008  76,172         19.10  1,455,085          5.47               --          (44.65)
                                    2007  74,508         34.51  2,571,266          5.97               --          (12.34)
                                    2006  70,179         39.37  2,762,613          1.18      0.40 - 0.60           42.62
Invesco V.I. International Growth   2010  14,201         19.18    272,411          2.40               --           12.86
  Investment Division               2009   1,080         17.00     18,360          1.38               --           35.24
  (Commenced 4/28/2008 and began
  transactions in 2009)
Invesco V.I. Government             2010   8,320         12.71    105,713          0.20               --            4.88
  Investment Division               2009   7,019         12.11     85,035          6.08               --            0.86
                                    2008   2,625         12.01     31,526          5.03               --            1.53
                                    2007   1,920         11.83     22,716          5.06               --            6.96
                                    2006   1,342         11.06     14,833          4.52             0.40            3.14
Invesco V.I. Comstock Van Kampen    2010   2,966         10.82     32,084            --               --           19.94
  Investment Division
  (Commenced 5/3/2010)
FTVIPT Templeton Foreign Securities 2010 558,309         16.56  9,244,694          2.02               --            8.67
  Investment Division               2009 520,792         15.24  7,935,141          3.61               --           37.34
                                    2008 527,866         11.09  5,856,168          2.58               --          (40.23)
                                    2007 504,436         18.56  9,363,624          2.07               --           15.78
                                    2006 471,719         16.03  7,566,317          1.35      0.48 - 0.60           21.69
FTVIPT Mutual Global                2010  53,444         18.10    967,332          1.39               --           11.96
  Discovery Securities              2009  54,588         16.17    882,515          0.75               --           23.31
  Investment Division               2008 140,006         13.11  1,835,518          2.51               --          (28.44)
                                    2007  93,103         18.32  1,706,062          1.59               --           11.84
                                    2006  54,880         16.38    899,109          0.99      0.40 - 0.48           23.03
FTVIPT Templeton Global Bond        2010     179         20.79      3,728          0.20               --           14.71
  Securities Investment Division
  (Commenced 5/4/2009)              2009     204         18.12      3,704            --               --           95.55
AllianceBernstein Global Thematic   2010  19,486          6.13    119,488          1.84               --           18.58
  Growth Investment Division        2009  25,043          5.17    129,504            --               --           53.14
                                    2008  14,644          3.38     49,447            --               --          (47.48)
                                    2007   8,261          6.43     53,097            --               --           19.96
                                    2006  11,769          5.36     63,091            --      0.40 - 0.60            8.36
AllianceBernstein Intermediate Bond 2010   3,146         13.75     43,265          5.90               --            8.93
  Investment Division               2009   2,242         12.62     28,308          4.18               --           18.20
  (Commenced 5/1/2005 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------ --------------------------------------------------
                                                         UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                          LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                               UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                           --------- -------------- ----------- ------------- ---------------- -------------------
AllianceBernstein International Value 2010        73          18.68       1,357          2.40               --            13.41
  Investment Division
  (Commenced 11/10/2008 and began
  transactions in 2010)
Fidelity VIP Contrafund               2010   190,755          14.04   2,677,373          0.96               --            17.11
  Investment Division                 2009   332,757          11.99   3,988,185          1.48               --            35.66
                                      2008   218,160           8.83   1,927,330          0.90               --           (42.60)
                                      2007   188,529          15.39   2,902,318          0.91               --            11.44
                                      2006   151,404          13.81   2,091,319          1.15      0.40 - 0.60            11.57
Fidelity VIP Asset Manager: Growth    2010   172,460          11.05   1,905,608          1.12               --            16.18
  Investment Division                 2009   181,097           9.51   1,722,435          1.60               --            32.79
                                      2008   126,890           7.16     908,867          1.87               --           (35.88)
                                      2007   112,746          11.17   1,259,390          4.07               --            18.83
                                      2006   102,160           9.40     958,076          1.87             0.48             6.89
Fidelity VIP Investment Grade Bond    2010    38,436          13.93     535,344          4.23               --             7.68
  Investment Division                 2009    18,087          12.93     233,950         10.75               --            15.67
                                      2008     3,908          11.18      43,701          1.19               --            (3.35)
                                      2007    73,675          11.57     852,372          0.68               --             4.23
                                      2006     3,341          11.10      36,978          4.18      0.40 - 0.48             4.28
Fidelity VIP Equity-Income            2010    17,040          11.90     202,690          1.60               --            15.09
  Investment Division                 2009    23,778          10.34     245,766          1.95               --            30.03
                                      2008    72,691           7.95     577,801          1.89               --           (42.69)
                                      2007    87,700          13.87   1,216,664          3.23               --            (0.93)
                                      2006    30,951          14.00     433,176          3.96      0.40 - 0.48            20.07
Fidelity VIP High Income              2010       294          15.52       4,565          4.94               --            13.82
  Investment Division                 2009     3,001          13.63      40,915         26.74               --            43.96
  (Commenced 4/28/2008 and began
  transactions in 2009)
Fidelity VIP Mid Cap                  2010    16,733          27.61     462,031          0.15               --            28.57
  Investment Division                 2009    10,051          21.48     215,869          0.29               --            39.75
  (Commenced 4/28/2008)               2008     2,071          15.37      31,825          0.15               --           (46.25)
Fidelity VIP Freedom 2010             2010     3,002          10.61      31,860          2.67               --            12.45
  Investment Division                 2009     1,541   9.44 - 12.05      14,548          3.32             0.45    23.72 - 24.27
  (Commenced 4/28/2008)               2008     3,089    7.63 - 9.69      23,569          6.53             0.45 (23.71) - (23.48)
Fidelity VIP Freedom 2020             2010    56,297  10.16 - 13.67     738,702          2.26               --    13.98 - 14.49
  Investment Division                 2009    56,341   8.91 - 11.94     648,511          4.16             0.45    28.40 - 28.97
  (Commenced 4/28/2008)               2008     4,617    6.94 - 9.26      37,721          4.51             0.45 (30.60) - (30.39)
Fidelity VIP Freedom 2030             2010     9,011   9.75 - 13.35     108,191          2.42               --    15.56 - 16.08
  Investment Division                 2009     3,665   8.43 - 11.50      31,738          2.47             0.45    31.07 - 31.66
  (Commenced 4/28/2008)               2008     3,324    6.43 - 8.74      21,387          6.89             0.45 (35.65) - (35.46)
American Funds Growth                 2010 1,411,108 20.92 - 228.81 127,437,855          0.73      0.00 - 0.90    17.62 - 18.68
  Investment Division                 2009 1,419,237 17.62 - 192.80 109,197,492          0.67             0.90    38.16 - 39.41
                                      2008 1,382,286 12.64 - 138.29  76,515,292          0.86             0.90  (44.47) - 27.72
                                      2007 1,218,654 94.52 - 100.35 121,273,017          0.82             0.90    11.33 - 12.35
                                      2006 1,094,384  84.90 - 89.32  97,034,740          0.86             0.90     9.24 - 10.22

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                          ----------------------------------- --------------------------------------------------
                                                        UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                              UNITS    HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                          --------- -------------- ---------- ------------- ---------------- -------------------
American Funds Growth-Income         2010 1,483,095 45.89 - 152.46 73,861,194          1.51      0.00 - 0.90    10.43 - 11.43
  Investment Division                2009 1,491,242 41.56 - 136.83 66,537,414          1.65             0.90    30.07 - 31.24
                                     2008 1,461,879 31.95 - 104.26 49,610,668          1.79             0.90 (38.41) - (35.35)
                                     2007 1,381,044  51.88 - 55.07 75,370,228          1.59             0.90      4.11 - 5.04
                                     2006 1,228,077  49.83 - 52.43 63,898,091          1.68             0.90    14.17 - 15.21
American Funds Global Small          2010 2,114,920  29.62 - 37.13 67,405,353          1.74      0.00 - 0.90    21.32 - 22.41
  Capitalization Investment Division 2009 2,152,577  24.42 - 30.34 56,054,284          0.29             0.90    59.85 - 61.30
                                     2008 2,098,117  15.27 - 18.81 33,880,750            --             0.90 (53.94) - (48.89)
                                     2007 1,945,062  33.16 - 35.20 67,615,279          3.01             0.90    20.32 - 21.42
                                     2006 1,521,701  27.56 - 28.99 43,642,742          0.46             0.90    22.97 - 24.05
American Funds Bond                  2010   361,073  11.41 - 20.00  4,365,031          3.15      0.00 - 0.90      5.49 - 6.44
  Investment Division                2009   335,183  10.81 - 18.79  3,760,642          3.37             0.90    11.60 - 12.61
  (Commenced 5/1/2006)               2008   317,147   9.69 - 16.69  3,143,128          5.80             0.90  (10.12) - (9.37)
                                     2007   291,647  10.78 - 10.95  3,182,415         10.03             0.90      6.52 - 7.56
                                     2006    63,414  10.12 - 10.18    644,176          0.87             0.90      1.20 - 1.80
American Funds International         2010    27,930          28.99    809,625          2.23               --             7.23
  Investment Division                2009    17,214          27.03    465,344          1.51               --            43.07
  (Commenced 4/28/2008)              2008     2,335          18.89     44,134          2.51               --           (39.19)
American Funds U.S.                  2010     1,810          20.90     37,830          1.49               --             5.75
  Government/AAA Rated Securities    2009     4,564          19.77     90,231          3.32               --             2.50
  Investment Division                2008     1,808          19.29     34,883          2.26               --             6.61
  (Commenced 4/28/2008)
MIST T. Rowe Price Mid Cap Growth    2010 1,725,748  11.33 - 18.33 21,234,908            --      0.00 - 0.90    26.93 - 28.07
  Investment Division                2009 1,754,850   8.93 - 14.35 16,772,681            --             0.90    44.54 - 45.85
                                     2008 1,702,757    6.18 - 9.87 11,162,717          0.07             0.90 (40.16) - (37.28)
                                     2007 1,587,296  10.32 - 16.38 17,384,199          0.21             0.90    16.74 - 17.85
                                     2006 1,338,870   8.84 - 13.92 12,401,292            --      0.60 - 0.90      5.66 - 6.60
MIST MFS Research International      2010   838,110  14.64 - 17.04 13,920,818          1.89      0.00 - 0.90    10.65 - 11.65
  Investment Division                2009   885,756  13.14 - 15.26 13,178,754          3.35             0.90    30.75 - 31.93
                                     2008   870,603   9.99 - 11.57  9,814,566          2.06             0.90 (42.78) - (41.00)
                                     2007   695,827  17.33 - 20.03 13,629,924          1.44             0.90    12.59 - 13.61
                                     2006   566,593  15.30 - 17.63  9,803,525          1.59             0.90    25.80 - 26.90
MIST PIMCO Total Return              2010 2,450,427  17.69 - 19.29 46,602,262          3.66      0.00 - 0.90      7.44 - 8.41
  Investment Division                2009 2,378,221  16.46 - 17.80 41,820,317          7.36             0.90    17.33 - 18.39
                                     2008 2,287,745  14.03 - 15.03 34,041,059          3.92             0.90    (1.28) - 0.61
                                     2007 2,175,489  14.07 - 14.94 32,210,481          3.46             0.90      6.91 - 7.87
                                     2006 2,039,385  13.16 - 13.85 28,016,253          2.73             0.90      3.85 - 4.81
MIST RCM Technology                  2010 2,007,835    7.46 - 8.14 16,113,886            --      0.00 - 0.90    27.12 - 28.27
  Investment Division                2009 2,111,049    5.87 - 6.34 13,221,048            --             0.90    57.74 - 59.17
                                     2008 1,806,845    3.72 - 3.99  7,121,496         13.07             0.90 (44.79) - (37.82)
                                     2007 1,867,295    6.74 - 7.15 13,231,277            --             0.90    30.62 - 31.68
                                     2006 1,395,573    5.16 - 5.43  7,523,569            --             0.90      4.51 - 5.47

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                       ----------------------------------- --------------------------------------------------
                                                     UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                       ---------- ------------- ---------- ------------- ---------------- -------------------
MIST Lord Abbett Bond Debenture   2010  1,222,207 19.75 - 29.48 27,673,730          6.47      0.00 - 0.90    12.16 - 13.18
  Investment Division             2009  1,300,112 17.61 - 26.05 26,033,742          7.18      0.45 - 0.90    35.89 - 37.12
                                  2008  1,205,110 12.96 - 19.00 17,548,678          4.38      0.45 - 0.90 (19.13) - (18.40)
                                  2007  1,249,287 16.02 - 19.29 22,262,379          5.32      0.45 - 0.90     5.88 - 14.15
                                  2006  1,162,806 14.77 - 18.05 19,368,414          6.71      0.40 - 0.90      1.42 - 9.34
MIST Lazard Mid Cap               2010    360,447 13.62 - 18.13  5,585,124          1.05      0.00 - 0.90    22.15 - 23.25
  Investment Division             2009    362,314 11.09 - 14.71  4,569,758          1.34             0.90    35.92 - 37.14
                                  2008    371,732  8.11 - 10.73  3,422,640          1.17             0.90 (38.70) - (36.07)
                                  2007    340,316 13.14 - 15.10  5,084,696          0.63             0.90   (3.37) - (2.45)
                                  2006    261,764 14.85 - 15.48  4,020,887          0.52             0.90     6.62 - 14.86
MIST Invesco Small Cap Growth     2010    280,254 15.06 - 18.44  4,469,898            --      0.00 - 0.90    25.34 - 26.47
  Investment Division             2009    268,049 12.01 - 14.58  3,392,636            --             0.90    33.01 - 34.21
                                  2008    230,618  9.03 - 10.86  2,187,257            --             0.90 (38.73) - (34.43)
                                  2007    208,985 14.84 - 15.62  3,233,322            --             0.90    10.42 - 11.41
                                  2006    170,794 13.44 - 14.02  2,376,804            --             0.90     3.77 - 13.93
MIST Harris Oakmark International 2010  1,473,309 20.09 - 21.72 31,544,698          2.05      0.00 - 0.90    15.63 - 16.67
  Investment Division             2009  1,439,875 17.38 - 18.61 26,459,351          7.87             0.90    54.07 - 55.46
                                  2008  1,337,674 11.28 - 11.97 15,844,670          1.96             0.90 (41.26) - (37.26)
                                  2007  1,335,770 19.20 - 20.20 26,700,786          0.89             0.90   (1.74) - (0.83)
                                  2006  1,060,490 19.54 - 20.37 21,411,537          2.33             0.90    28.05 - 29.18
MIST Legg Mason ClearBridge       2010    888,257   7.56 - 9.05  7,832,576          0.06      0.00 - 0.90    22.94 - 24.05
  Aggressive Growth               2009    918,435   6.11 - 7.30  6,533,459          0.12             0.90    32.26 - 33.45
  Investment Division             2008    929,444   4.59 - 5.47  4,956,827          0.01             0.90 (39.49) - (36.35)
                                  2007    893,124   7.54 - 8.82  7,804,601          0.22             0.90      1.71 - 2.56
                                  2006    908,926   7.37 - 8.60  7,744,433            --      0.48 - 0.90   (2.53) - (1.60)
MIST Lord Abbett Growth and       2010    601,441         10.35  6,224,061          1.22               --            17.33
  Income Investment Division      2009    585,353          8.82  5,163,011          2.45               --            18.67
                                  2008    569,914  7.43 - 48.32  4,235,811          1.80               -- (36.20) - (32.76)
                                  2007    539,972         11.65  6,289,386          1.00               --             4.02
                                  2006    523,423         11.20  5,861,368          0.03      0.40 - 0.60            18.05
MIST Clarion Global Real Estate   2010  1,342,988 14.98 - 15.90 21,160,564          8.28      0.00 - 0.90    15.24 - 16.28
  Investment Division             2009  1,332,507 13.00 - 13.68 18,066,465          3.50             0.90    33.91 - 35.12
                                  2008  1,247,223  9.71 - 10.12 12,525,455          2.00             0.90 (44.73) - (41.56)
                                  2007  1,071,638 16.76 - 17.32 18,432,903          1.09             0.90 (15.57) - (14.81)
                                  2006    939,464 19.85 - 20.33 18,987,194          1.01      0.40 - 0.90    36.70 - 37.93
MIST Morgan Stanley Mid Cap       2010 13,121,650 6.67 - 18.71 203,754,931            --      0.00 - 0.90    17.91 - 32.19
  Growth Investment Division      2009     23,317 13.14 - 14.13    306,427            --               --    57.27 - 57.83
  (Commenced 5/3/2004 and began   2008      1,987   8.35 - 8.96     16,600          1.36               -- (46.77) - (43.85)
  transactions in 2007)           2007      2,000         15.69     31,371            --               --            23.52
MIST Lord Abbett Mid Cap Value    2010      7,974         13.94    111,190          0.58               --            25.53
  Investment Division             2009      9,319         11.11    103,521          2.10               --            26.53
                                  2008     10,463          8.78     91,851          0.25               --           (38.78)
                                  2007      4,638         14.34     66,500          0.94               --             0.63
                                  2006      2,988         14.25     42,580          0.54      0.48 - 0.60            12.16

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                       UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                        LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS    HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)       HIGHEST(%)
                                        ---------- -------------- ---------- ------------- ---------------- -------------------
MIST Third Avenue Small Cap Value  2010     96,930          16.25  1,575,589          1.05               --            19.90
  Investment Division              2009     66,457          13.56    900,994          0.62               --            26.45
                                   2008     22,742          10.72    243,831          0.70               --           (29.73)
                                   2007     24,943          15.28    381,064          0.85               --            (2.98)
                                   2006     17,494          15.75    275,584          0.11      0.48 - 0.60            13.11
MIST Oppenheimer Capital           2010    155,354   9.89 - 11.63  1,779,611          0.66      0.00 - 0.90      8.70 - 9.68
  Appreciation Investment Division 2009    155,544   9.02 - 10.61  1,631,638            --             0.90    42.73 - 44.02
                                   2008    114,986    6.26 - 7.37    841,297          3.67             0.90 (46.29) - (43.37)
                                   2007     70,634  13.27 - 13.59    955,427          0.11             0.90    13.42 - 14.49
                                   2006     27,796  11.70 - 11.87    329,300          0.26             0.90      6.88 - 7.78
MIST Legg Mason Value Equity       2010    640,472    6.61 - 7.73  4,606,102          2.19      0.00 - 0.90      6.88 - 7.85
  Investment Division              2009    615,613    6.18 - 7.17  4,100,190          1.81             0.90    36.55 - 37.79
  (Commenced 5/1/2006)             2008    576,603    4.53 - 5.20  2,788,353          0.32             0.90 (54.82) - (47.12)
                                   2007    511,093  10.02 - 11.42  5,435,902            --             0.90   (6.62) - (5.70)
                                   2006    490,888  10.73 - 12.11  5,537,660          0.16      0.48 - 0.90     7.73 - 27.65
MIST SSgA Growth ETF               2010    237,751  10.89 - 12.28  2,679,381          1.57      0.00 - 0.90    13.35 - 14.37
  Investment Division              2009    181,473   9.61 - 10.74  1,789,007          1.53             0.90    28.34 - 29.51
  (Commenced 5/1/2006)             2008     59,898    7.48 - 8.29    457,331          1.65             0.90 (33.42) - (30.82)
                                   2007     56,164  11.24 - 11.41    639,459            --             0.90      4.95 - 5.94
                                   2006     16,395  10.71 - 10.77    176,315          2.52             0.90      7.10 - 7.70
MIST SSgA Growth and Income ETF    2010    320,284  11.51 - 12.74  3,818,907          1.29      0.00 - 0.90    11.60 - 12.61
  Investment Division              2009    149,333  10.31 - 11.31  1,581,109          1.61             0.90    23.84 - 24.96
  (Commenced 5/1/2006)             2008     39,742    8.33 - 9.05    336,449          1.95             0.90 (25.54) - (23.99)
                                   2007     30,551  11.18 - 11.35    345,473            --             0.90      4.78 - 5.78
                                   2006     10,875  10.67 - 10.73    116,548          3.14             0.90      6.70 - 7.30
MIST PIMCO Inflation               2010    653,613  12.97 - 15.63  8,812,538          2.54      0.00 - 0.90      7.04 - 8.00
  Protected Bond                   2009    618,801  12.12 - 14.47  7,734,444          3.75             0.90    17.31 - 18.37
  Investment Division              2008    523,888  10.33 - 12.23  5,523,166          3.28             0.90   (9.73) - (6.61)
  (Commenced 5/1/2006)             2007     80,592  11.16 - 11.33    911,539          1.27             0.90    10.06 - 11.08
                                   2006     12,722  10.14 - 10.20    129,728            --             0.90      1.40 - 2.00
MIST BlackRock Large Cap Core      2010 13,468,383  8.42 - 36.79 309,489,536          1.34      0.00 - 0.90    11.73 - 12.73
  Investment Division              2009 14,107,746  7.50 - 32.93 291,577,776          1.61      0.45 - 0.90    18.37 - 19.43
  (Commenced 4/30/2007)            2008 14,670,780  6.31 - 27.82 258,799,279          0.70      0.45 - 0.90 (37.68) - (31.87)
                                   2007 15,352,126 10.08 - 44.64 436,975,682            --      0.45 - 0.90      0.80 - 6.77
MIST Janus Forty                   2010  1,185,626 10.96 - 355.01 14,254,655          1.71      0.00 - 0.90      8.70 - 9.68
  Investment Division              2009  1,122,196 10.08 - 323.68 12,100,411            --             0.90    41.93 - 43.21
  (Commenced 4/30/2007)            2008    943,170  7.10 - 226.02  6,915,393          4.58             0.90 (44.68) - (41.84)
                                   2007    281,380  12.33 - 12.40  3,487,948            --             0.90    23.30 - 24.00
MIST Dreman Small Cap Value        2010      1,705          16.12     27,489          0.82               --            19.53
  Investment Division              2009      1,271          13.49     17,136            --               --            29.09
  (Commenced 4/28/2008)            2008         11          10.45        120            --               --           (25.08)
MIST American Funds                2010     41,296          10.35    427,406          1.26               --            12.40
  Balanced Allocation              2009     23,102           9.21    212,728            --               --            30.06
  Investment Division              2008      1,427           7.08     10,107          5.25               --           (29.27)
  (Commenced 4/28/2008)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                         AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------- -------------------------------------------------
                                                UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                 LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST(%)
                                     ------- ------------- ---------- ------------- ---------------- ------------------
MIST American Funds             2010  71,574          9.87    706,300          0.62               --           13.78
  Growth Allocation             2009  15,564          8.67    134,986            --               --           34.36
  Investment Division           2008   2,439          6.45     15,747          8.38               --          (35.51)
  (Commenced 4/28/2008)
MIST American Funds             2010  23,584         10.60    250,094          1.38               --           10.15
  Moderate Allocation           2009   9,961          9.63     95,893            --               --           23.90
  Investment Division           2008     593          7.77      4,607          6.80               --          (22.46)
  (Commenced 4/28/2008)
MIST Met/Franklin Income        2010  13,040         11.60    151,292          3.26               --           12.13
  Investment Division           2009   5,364         10.35     55,505            --               --           28.05
  (Commenced 4/28/2008)         2008   2,408          8.08     19,461          4.29               --          (19.19)
MIST Met/Franklin Mutual Shares 2010   6,134          9.30     57,042            --               --           11.23
  Investment Division           2009   2,904          8.36     24,280            --               --           25.15
  (Commenced 4/28/2008)         2008   1,208          6.68      8,064          3.53               --          (33.20)
MIST Met/Franklin               2010  25,753         10.11    260,280            --               --           10.36
  Templeton Founding Strategy   2009  21,298          9.16    195,055            --               --           28.84
  Investment Division           2008   1,503          7.11     10,681          7.79               --          (28.92)
  (Commenced 4/28/2008)
MIST Met/Templeton Growth       2010   5,088          9.53     48,492          0.98               --            7.88
  Investment Division           2009   2,173          8.83     19,197          0.02               --           33.08
  (Commenced 4/28/2008)         2008     480          6.64      3,188          1.08               --          (33.62)
MIST Pioneer Fund               2010  17,938         13.71    245,860          0.90               --           17.93
  Investment Division           2009  20,277         11.79    239,136            --               --           17.93
  (Commenced 5/4/2009)
American Century VP Vista       2010   5,360         13.83     74,155            --               --           23.88
  Investment Division           2009  13,115         11.17    146,455            --               --           22.47
                                2008   8,686          9.12     79,193            --               --          (48.63)
                                2007   1,642         17.75     29,133            --               --           39.76
                                2006   1,963         12.70     24,927            --             0.40            9.03
Delaware VIP Small Cap Value    2010  20,739         18.57    385,136          0.44               --           31.91
  Investment Division           2009  16,198         14.08    228,031          1.34               --           31.56
                                2008  59,279         10.70    634,305          0.47               --          (30.06)
                                2007  67,044         15.30  1,025,844          0.21               --           (6.82)
                                2006  31,911         16.42    524,104          0.02             0.48           15.86
Dreyfus VIF International Value 2010  16,502         14.03    231,464          1.53               --            4.22
  Investment Division           2009  21,676         13.46    291,742          3.77               --           30.67
                                2008  33,156         10.30    341,560          2.14               --          (37.50)
                                2007  42,550         16.48    701,093          1.66               --            3.97
                                2006  45,198         15.85    716,432            --      0.40 - 0.48           22.35
Goldman Sachs Mid Cap Value     2010  24,643         14.90    367,089          0.70               --           25.00
  Investment Division           2009  27,552         11.92    328,341          1.09               --           33.15
                                2008 102,102          8.95    913,808          1.06               --          (37.33)
                                2007  84,789         14.28  1,210,921          1.16               --           (0.70)
                                2006  18,361         14.38    263,966          1.82      0.40 - 0.48           16.17

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                          AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------- -------------------------------------------------
                                                 UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                  LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                        UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST(%)
                                       ------ ------------- ---------- ------------- ---------------- ------------------
Goldman Sachs Structured          2010  4,258         12.04     51,252          0.57               --           30.12
  Small Cap Equity                2009  7,623          9.25     70,508          1.46               --           27.67
  Investment Division             2008  6,818          7.24     49,396          0.66               --          (33.96)
                                  2007 12,264         10.97    134,527          0.51               --          (17.46)
                                  2006  6,743         13.29     89,590          0.87             0.48           12.30
MFS VIT High Income               2010  9,020         14.65    132,109          7.00               --           14.40
  Investment Division             2009  9,209         12.80    117,897          1.48               --           45.22
                                  2008    354          8.82      3,111         10.38               --          (28.67)
                                  2007  1,776         12.36     21,944          9.79               --            1.56
                                  2006  6,738         12.17     82,011          5.42      0.40 - 0.48            9.98
MFS VIT Global Equity             2010 14,222         15.95    226,794          0.78               --           12.05
  Investment Division             2009  5,543         14.23     78,884          2.04               --           31.80
                                  2008  5,386         10.80     58,159          0.76               --          (33.95)
                                  2007  3,948         16.35     64,569          1.71               --            8.93
                                  2006  1,789         15.01     26,856            --      0.40 - 0.48           24.04
MFS VIT New Discovery             2010  7,814         17.27    134,923            --               --           35.94
  Investment Division             2009    396         12.70      5,029            --               --           62.92
  (Commenced 5/3/2004 and began   2008    249          7.80      1,942            --               --          (39.52)
  transactions in 2007)           2007    253         12.89      3,269            --               --            2.25
MFS VIT Value Investment Division 2010  5,577         14.18     79,095          1.32               --           11.22
  (Commenced 5/3/2004 and began   2009  5,803         12.75     74,001          1.24               --           22.45
  transactions in 2007)           2008  6,081         10.41     63,334          6.73               --          (32.72)
                                  2007  2,966         15.48     45,933            --               --            7.56
Wells Fargo VT Total Return Bond  2010 75,281         14.37  1,081,415          3.35               --            7.04
  Investment Division             2009 39,845         13.42    534,737          4.42               --           12.00
                                  2008 15,329         11.98    183,674          4.82               --            2.41
                                  2007  9,697         11.70    113,479          4.64               --            6.17
                                  2006  5,553         11.02     61,191          4.43             0.40            3.79
Pioneer VCT Emerging Markets      2010 41,431         23.75    984,166          0.33               --           15.61
  Investment Division             2009 37,577         20.55    772,123          0.96               --           74.02
  (Commenced 4/28/2008)           2008 13,031         11.81    153,859            --               --          (55.11)
Pioneer VCT Mid Cap Value         2010  2,302         43.21     99,478          1.08               --           18.22
  Investment Division             2009    586         36.55     21,403            --               --           25.58
  (Commenced 4/28/2008 and began
  transactions in 2009)
Royce Micro-Cap                   2010 19,226         18.14    348,709          3.02               --           29.96
  Investment Division
  (Commenced 11/10/2008 and began
  transactions in 2010)
Royce Small-Cap                   2010 26,235         14.99    393,142          0.14               --           20.52
  Investment Division             2009  4,703         12.43     58,471            --               --           35.20
  (Commenced 11/10/2008 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                          AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------- ----------------------------------------------
                                                 UNIT VALUE            INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                  LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                        UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST(%)
                                       ------ ------------- ---------- ------------- ---------------- ---------------
UIF Emerging Markets Debt         2010    259         28.33      7,343          4.24               --            9.74
  Investment Division             2009    223         25.82      5,747          2.19               --           30.21
  (Commenced 11/10/2008 and began
  transactions in 2009)
UIF Emerging Markets Equity       2010 13,018         15.18    197,669          0.57               --           19.02
  Investment Division             2009    442         12.76      5,643            --               --           69.84
  (Commenced 11/10/2008 and began
  transactions in 2009)
PIMCO VIT Low Duration            2010 65,497         11.64    762,531          1.62               --            5.29
  Investment Division             2009 66,450         11.06    734,746          1.55               --           10.57
  (Commenced 5/4/2009)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying portfolio, series or fund of the Trusts which may have unique investment income ratios.

(2) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Division.

This page is intentionally left blank.

                       METROPOLITAN LIFE INSURANCE COMPANY
                                 200 PARK AVENUE
                               NEW YORK, NY 10166

                                     RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #252) dated May 1, 2011. This Variable Life Insurance Policy is offered by Metropolitan Life Insurance Company.



--------------------------------    --------------------------------
             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                      METROPOLITAN LIFE SEPARATE ACCOUNT UL
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2011



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2011 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to Metropolitan Life Insurance Company, P.O. Box 543, Warwick, RI 02887-0543.




                                      SAI-1

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
GENERAL INFORMATION AND HISTORY.......................................    SAI-3
  The Company.........................................................    SAI-3
  The Separate Account................................................    SAI-3
DISTRIBUTION OF THE POLICIES..........................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES............    SAI-4
  Payment of Proceeds.................................................    SAI-4
  Payment Options.....................................................    SAI-4
ADDITIONAL INFORMATION ABOUT CHARGES..................................    SAI-5
  Group or Sponsored Arrangements.....................................    SAI-5
POTENTIAL CONFLICTS OF INTEREST.......................................    SAI-5
LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY.....................    SAI-5
MISSTATEMENT OF AGE OR SEX............................................    SAI-5
REPORTS...............................................................    SAI-6
PERSONALIZED ILLUSTRATIONS............................................    SAI-6
PERFORMANCE DATA......................................................    SAI-6
REGISTRATION STATEMENT................................................    SAI-6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................    SAI-7
EXPERTS...............................................................    SAI-7
FINANCIAL STATEMENTS..................................................      F-1





                                      SAI-2

                         GENERAL INFORMATION AND HISTORY

THE COMPANY

     Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on December 13, 1988. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the New York Insurance Commissioner regulates MetLife and the Separate Account.

                          DISTRIBUTION OF THE POLICIES

     Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.

     The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

     Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:


                                                                       AGGREGATE AMOUNT OF
                                             AGGREGATE AMOUNT OF     COMMISSIONS RETAINED BY
FISCAL                                       COMMISSIONS PAID TO   DISTRIBUTOR AFTER PAYMENTS
YEAR                                             DISTRIBUTOR            TO SELLING FIRMS
------                                       -------------------   --------------------------
2010.......................................       $7,757,198                   $0
2009.......................................       $3,626,819                   $0
2008.......................................       $4,041,307                   $0



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     As noted in the prospectus, Distributor pays compensation to all selling firms in the form of commissions and certain types of non-cash compensation. Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold the policies in 2010 ranged from $531 to $7,490,041. For purposes of calculating these amounts, the amount of


                                      SAI-3
compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.



     The following list sets forth the names of selling firms and producer groups that sold the policies and that also received additional compensation in 2010.






Citigroup Global Markets, Inc.   NEXT Financial Group             UBS Financial Services, Inc.
Edward D. Jones & Co., L.P.      NFP Securities, Inc.             U.S. Bancorp Investments, Inc.
Lincoln Financial Services       Oppenheimer & Co., Inc.          UVEST Financial Services Group,
Corporation                      ProEquities, Inc.                Inc.
LPL Financial LLC                Raymond James Financial          Walnut Street Securities, Inc.
Merrill Lynch, Inc.              Services, Inc.                   Wells Fargo Advisers, LLC
Morgan Stanley & Co., Inc.       Transamerica Financial           Wells Fargo Advisers Financial
National Planning Holdings       Advisors, Inc.                   Network, LLC
Corporation                      Tower Square Securities, Inc.    Woodbury Financial Services,
                                                                  Inc.



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

     (ii) SINGLE LIFE INCOME--10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

     (iii) JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.


                                      SAI-4

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                         POTENTIAL CONFLICTS OF INTEREST

     The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

                LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.


                                      SAI-5

                                     REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Portfolios.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                                      SAI-6

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1,
2008). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                     EXPERTS

     Paul L. LeClair, FSA, MAAA, Vice President of MetLife has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                                      SAI-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 31, 2011

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                    2010       2009
                                                                  --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $153,708 and $145,439,
     respectively)..............................................  $159,535   $144,649
  Equity securities available-for-sale, at estimated fair value
     (cost: $1,898 and $2,191, respectively)....................     1,821      2,116
  Trading and other securities, at estimated fair value
     (includes: $463 and $420 of actively traded securities,
     respectively; and $201 and $0, respectively, relating to
     variable interest entities)................................       735        471
  Mortgage loans (net of valuation allowances of $522 and $594,
     respectively)..............................................    41,667     40,620
  Policy loans..................................................     8,270      8,099
  Real estate and real estate joint ventures (includes $10 and
     $18, respectively, relating to variable interest
     entities)..................................................     5,755      5,711
  Other limited partnership interests (includes $187 and $236,
     respectively, relating to variable interest entities)......     4,517      4,215
  Short-term investments, principally at estimated fair value...     2,369      3,315
  Other invested assets, principally at estimated fair value
     (includes $102 and $137, respectively, relating to variable
     interest entities).........................................     7,822      6,811
                                                                  --------   --------
     Total investments..........................................   232,491    216,007
Cash and cash equivalents, principally at estimated fair value
  (includes $55 and $9, respectively, relating to variable
  interest entities)............................................     3,485      3,347
Accrued investment income (includes $3 and $0, respectively,
  relating to variable interest entities).......................     2,183      2,066
Premiums, reinsurance and other receivables (includes $1 and $0,
  respectively, relating to variable interest entities).........    26,802     26,375
Deferred policy acquisition costs and value of business
  acquired......................................................     8,191      9,364
Current income tax recoverable..................................        --        121
Deferred income tax assets......................................        --      1,094
Other assets (includes $6 and $16, respectively, relating to
  variable interest entities)...................................     4,426      4,206
Separate account assets.........................................    97,829     80,377
                                                                  --------   --------
     Total assets...............................................  $375,407   $342,957
                                                                  ========   ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits..........................................  $102,950   $ 99,960
Policyholder account balances...................................    88,922     86,590
Other policy-related balances...................................     5,649      5,627
Policyholder dividends payable..................................       722        761
Policyholder dividend obligation................................       876         --
Payables for collateral under securities loaned and other
  transactions..................................................    17,014     14,662
Short-term debt.................................................       102        319
Long-term debt (includes $236 and $64, respectively, at
  estimated fair value, relating to variable interest
  entities).....................................................     3,610      3,502
Current income tax payable......................................       155         --
Deferred income tax liability...................................       950         --
Other liabilities (includes $61 and $26, respectively, relating
  to variable interest entities)................................    35,113     33,690
Separate account liabilities....................................    97,829     80,377
                                                                  --------   --------
     Total liabilities..........................................   353,892    325,488
                                                                  --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
     both December 31, 2010 and 2009............................         5          5
  Additional paid-in capital....................................    14,445     14,438
  Retained earnings.............................................     6,001      4,817
  Accumulated other comprehensive income (loss).................       916     (2,082)
                                                                  --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity...................................................    21,367     17,178
Noncontrolling interests........................................       148        291
                                                                  --------   --------
     Total equity...............................................    21,515     17,469
                                                                  --------   --------
     Total liabilities and equity...............................  $375,407   $342,957
                                                                  ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                           2010      2009      2008
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,519   $18,629   $18,444
Universal life and investment-type product policy
  fees.................................................    2,075     2,067     2,285
Net investment income..................................   11,605    10,189    11,114
Other revenues.........................................    1,725     1,739     1,882
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................     (510)   (1,521)     (787)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     income (loss).....................................      150       623        --
  Other net investment gains (losses)..................      190      (769)     (742)
                                                         -------   -------   -------
     Total net investment gains (losses)...............     (170)   (1,667)   (1,529)
  Net derivative gains (losses)........................     (266)   (4,428)    5,001
                                                         -------   -------   -------
       Total revenues..................................   33,488    26,529    37,197
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,707    20,662    20,699
Interest credited to policyholder account balances.....    2,523     2,669     3,181
Policyholder dividends.................................    1,443     1,612     1,716
Other expenses.........................................    6,259     6,009     6,578
                                                         -------   -------   -------
       Total expenses..................................   30,932    30,952    32,174
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................    2,556    (4,423)    5,023
Provision for income tax expense (benefit).............      782    (1,890)    1,650
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................    1,774    (2,533)    3,373
Income (loss) from discontinued operations, net of
  income tax...........................................       18        11      (189)
                                                         -------   -------   -------
Net income (loss)......................................    1,792    (2,522)    3,184
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (3)       (5)       97
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $ 1,795   $(2,517)  $ 3,087
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2009...................    $5      $14,438    $4,817       $ (265)        $(341)        $ 51       $(1,527)      $17,178
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                           30                                                                  30
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at January 1,
  2010...................     5       14,438     4,847         (265)         (341)          51        (1,527)       17,208
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                          (10)          10                                                     --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax benefits
  related to stock-based
  compensation...........                  4                                                                             4
Dividends on common
  stock..................                         (631)                                                               (631)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net income (loss)......                        1,795                                                               1,795
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       118                                                    118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                     2,701            87                                    2,788
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (16)                        (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                 98            98
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            2,988
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,783
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at December 31,
  2010...................    $5      $14,445    $6,001       $2,564         $(254)        $ 35       $(1,429)      $21,367
                             ==      =======    ======       ======         =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2009...................       $ 291      $17,469
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       30
                                -----      -------
Balance at January 1,
  2010...................         291       17,499
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax benefits
  related to stock-based
  compensation...........                        4
Dividends on common
  stock..................                     (631)
Change in equity of
  noncontrolling
  interests..............        (146)        (146)
Comprehensive income
  (loss):
  Net income (loss)......          (3)       1,792
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                      118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....           6        2,794
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                       98
                                -----      -------
       Other
          comprehensive
          income (loss)..           6        2,994
                                -----      -------
  Comprehensive income
     (loss)..............           3        4,786
                                -----      -------
Balance at December 31,
  2010...................       $ 148      $21,515
                                =====      =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                  CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                                            ACCUMULATED OTHER
                                                                                       COMPREHENSIVE INCOME (LOSS)
                                                                          ----------------------------------------------------
                                                                                NET                      FOREIGN      DEFINED
                                                    ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT
                                            COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT
                                            ------  ----------  --------  --------------  -----------  -----------  ----------
Balance at December 31, 2008..............    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...                            36                       (36)
  Capital contributions from MetLife, Inc.
     (Note 15)............................                  3
  Excess tax liabilities related to stock-
     based compensation...................                 (2)
  Change in equity of noncontrolling
     interests............................
Comprehensive income (loss):
  Net income (loss).......................                        (2,517)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      7,598         (305)
     Foreign currency translation
       adjustments, net of income tax.....                                                                  (92)
     Defined benefit plans adjustment, net
       of income tax......................                                                                                (90)
     Other comprehensive income (loss)....
  Comprehensive income (loss).............
                                              --      -------    -------      -------        -----         ----       -------
Balance at December 31, 2009..............    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)
                                              ==      =======    =======      =======        =====         ====       =======

                                                 TOTAL
                                             METROPOLITAN
                                            LIFE INSURANCE
                                                COMPANY
                                             STOCKHOLDER'S  NONCONTROLLING   TOTAL
                                                EQUITY         INTERESTS     EQUITY
                                            --------------  --------------  -------
Balance at December 31, 2008..............      $12,745          $ 83       $12,828
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...           --                          --
  Capital contributions from MetLife, Inc.
     (Note 15)............................            3                           3
  Excess tax liabilities related to stock-
     based compensation...................           (2)                         (2)
  Change in equity of noncontrolling
     interests............................                        218           218
Comprehensive income (loss):
  Net income (loss).......................       (2,517)           (5)       (2,522)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................         (162)                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................        7,293            (5)        7,288
     Foreign currency translation
       adjustments, net of income tax.....          (92)                        (92)
     Defined benefit plans adjustment, net
       of income tax......................          (90)                        (90)
                                                -------          ----       -------
     Other comprehensive income (loss)....        6,949            (5)        6,944
                                                -------          ----       -------
  Comprehensive income (loss).............        4,432           (10)        4,422
                                                -------          ----       -------
Balance at December 31, 2009..............      $17,178          $291       $17,469
                                                =======          ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007...............    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                 13                                                               13
Excess tax benefits related to stock-based
  compensation.............................                  9                                                                9
Dividends of interest in subsidiary (Note
  2).......................................                        (1,318)                                               (1,318)
Dividends on subsidiary common stock.......
Change in equity of noncontrolling
  interests................................
Comprehensive income (loss):
  Net income (loss)........................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008...............    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007...............     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                                  13
Excess tax benefits related to stock-based
  compensation.............................                                   9
Dividends of interest in subsidiary (Note
  2).......................................                              (1,318)
Dividends on subsidiary common stock.......          34                      34
Change in equity of noncontrolling
  interests................................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income (loss)........................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008...............     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $  1,792   $ (2,522)  $  3,184
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       394        381        258
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (709)      (715)      (660)
  (Gains) losses on investments and derivatives and from
     sales of businesses, net.............................       380      6,081     (2,868)
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....      (270)       716        524
  Interest credited to policyholder account balances......     2,523      2,669      3,289
  Universal life and investment-type product policy fees..    (2,075)    (2,067)    (2,285)
  Change in trading and other securities..................       (14)      (165)        74
  Change in accrued investment income.....................      (117)        14        316
  Change in premiums, reinsurance and other receivables...      (377)      (507)    (1,734)
  Change in deferred policy acquisition costs, net........       147       (441)      (100)
  Change in income tax recoverable (payable)..............       735     (2,340)       630
  Change in other assets..................................       283        (10)     2,828
  Change in insurance-related liabilities and policy-
     related balances.....................................     2,469      2,582      5,117
  Change in other liabilities.............................       684      3,330      1,730
  Other, net..............................................       266         85        161
                                                            --------   --------   --------
Net cash provided by operating activities.................     6,111      7,091     10,464
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................    49,828     41,437     68,089
     Equity securities....................................       520      1,030      2,140
     Mortgage loans.......................................     4,853      4,589      5,238
     Real estate and real estate joint ventures...........       241         30        159
     Other limited partnership interests..................       383        751        404
  Purchases of:
     Fixed maturity securities............................   (57,961)   (51,066)   (56,251)
     Equity securities....................................      (157)      (544)    (1,094)
     Mortgage loans.......................................    (5,820)    (3,231)    (8,819)
     Real estate and real estate joint ventures...........      (539)      (318)    (1,071)
     Other limited partnership interests..................      (614)      (585)    (1,163)
  Cash received in connection with freestanding
     derivatives..........................................       712      1,801      5,448
  Cash paid in connection with freestanding derivatives...      (920)    (1,748)    (5,420)
  Sales of businesses.....................................        --         --         (4)
  Dividend of subsidiary..................................        --         --       (270)
  Net change in policy loans..............................      (171)      (218)      (193)
  Net change in short-term investments....................       841      4,268     (6,967)
  Net change in other invested assets.....................       142       (740)    (1,859)
  Net change in property, equipment and leasehold
     improvements.........................................      (138)      (109)      (171)
  Other, net..............................................        (7)         1         --
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (8,807)  $ (4,652)  $ (1,804)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 44,481   $ 51,313   $ 58,338
     Withdrawals..........................................   (43,381)   (57,182)   (48,818)
  Net change in payables for collateral under securities
     loaned and other transactions........................     2,352     (3,987)   (10,303)
  Net change in short-term debt...........................      (217)       (95)        57
  Long-term debt issued...................................       188      1,205         27
  Long-term debt repaid...................................      (324)      (737)       (21)
  Dividends on common stock...............................      (232)        --         --
  Other, net..............................................       (33)       112          8
                                                            --------   --------   --------
Net cash provided by (used in) financing activities.......     2,834     (9,371)      (712)
                                                            --------   --------   --------
Change in cash and cash equivalents.......................       138     (6,932)     7,948
Cash and cash equivalents, beginning of year..............     3,347     10,279      2,331
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $     --   $    404
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $     --
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid during the year for:
     Interest.............................................  $    217   $    166   $    268
                                                            ========   ========   ========
     Income tax...........................................  $    183   $    285   $    494
                                                            ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed....................................  $     --   $     --   $ 22,135
       Liabilities disposed...............................        --         --    (20,689)
                                                            --------   --------   --------
       Net assets disposed................................        --         --      1,446
       Cash disposed......................................        --         --        270
       Dividend of interests in subsidiary................        --         --     (1,318)
                                                            --------   --------   --------
       Loss on dividend of interests in subsidiary........  $     --   $     --   $    398
                                                            ========   ========   ========
  Purchase money mortgage loans on sales of real estate
     joint ventures.......................................  $      2   $     93   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $     --   $    115
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $      3   $     13
                                                            ========   ========   ========
  Dividends to MetLife, Inc. .............................  $    399   $     --   $     --
                                                            ========   ========   ========
  Real estate and real estate joint ventures acquired in
     satisfaction of debt.................................  $     58   $    209   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     --   $     25
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $     --   $    300   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($4,428) million and $5,001 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively;

     - Reclassification from net change in other invested assets of $1,801 million and $5,448 million to cash received in connection with freestanding derivatives and ($1,748) million and ($5,420) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively; and

     - Realignment that affected assets, liabilities and results of operations on a segment basis with no impact to the consolidated results. See Note 17.

     See Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     In addition, the Company elected the fair value option ("FVO") for certain of its financial instruments to better match measurement of assets and liabilities in the consolidated statements of operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

     (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the FVO has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities ("QSPEs")) with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: (1) commercial, (2) agricultural, and (3) residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

               Commercial, Agricultural and Residential Mortgage
          Loans -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               Commercial and Agricultural Mortgage Loans -- All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

               Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

               In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

               For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage loans held-for-sale are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. The amount by which amortized cost exceeds estimated fair value, less expected disposition costs, is recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, investments in insurance enterprise joint ventures, tax credit partnerships, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Mortgage loans held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $898 million and $804 million at December 31, 2010 and 2009, respectively. Related depreciation and amortization expense was $111 million for each of the years ended December 31, 2010, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $1,106 million and $983 million at December 31, 2010 and 2009, respectively. Related amortization expense was $132 million, $125 million and $117 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

     The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

     The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

     During the 2010 impairment tests of goodwill, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2010.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 32%, 33% and 32% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 12 ) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

     As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income
(loss) as of July 1, 2010.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a QSPE, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected the FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

     In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the Financial Accounting Standards Board ("FASB") issued guidance related to the FVO for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The FVO is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the FVO for any instruments.

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (Accounting Standards Update ("ASU") 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350):
When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they were classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The equity securities have been recorded at fair value at each subsequent reporting date. The Company agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA. On February 15, 2011, the Company sold to RGA such remaining shares.

     The impact of the disposition of the Company's investment in RGA was reflected in the Company's consolidated financial statements as discontinued operations. See Note 18.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2010
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 50,764  $3,322    $  959   $ --   $ 53,127   33.3%
Foreign corporate securities..................     28,841   2,218       492     --     30,567   19.2
RMBS..........................................     29,548   1,244       569    319     29,904   18.7
U.S. Treasury, agency and government
  guaranteed securities (1)...................     20,154   1,190       367     --     20,977   13.1
CMBS..........................................      9,401     484       174     10      9,701    6.1
ABS...........................................      7,514     159       365     90      7,218    4.5
State and political subdivision securities....      4,693      86       195     --      4,584    2.9
Foreign government securities.................      2,793     682        18     --      3,457    2.2
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $153,708  $9,385    $3,139   $419   $159,535  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $    937  $   42    $    7   $ --   $    972   53.4%
Non-redeemable preferred stock (2)............        961      52       164     --        849   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  1,898  $   94    $  171   $ --   $  1,821  100.0%
                                                 ========  ======    ======   ====   ========  =====




                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program of $23 million and $51 million at estimated fair value at December 31, 2010 and 2009, respectively, with an unrealized gain of less than $1 million at both December 31, 2010 and 2009.

   (2) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2010        2009
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
--------------------      --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  667      $  699
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $   84      $  191
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,304      $1,785
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   11      $   38


--------

   (3) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $1,796 million and $1,769 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities were $789 million and $810 million at estimated fair value at December 31, 2010 and 2009, respectively.

     The Company held foreign currency derivatives with notional amounts of $8.3 billion and $7.5 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries, are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC
1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Below investment grade or non-rated fixed maturity securities:
  Estimated fair value........................................  $15,214   $13,438
  Net unrealized gain (loss)..................................  $  (553)  $(1,804)
Non-income producing fixed maturity securities:
  Estimated fair value........................................  $    55   $   120
  Net unrealized gain (loss)..................................  $   (13)  $   (12)


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than certain U.S. government securities. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $21.0 billion and $16.4 billion at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities
     (1)..........................................   $30,567     36.5%   $24,997     33.7%
U.S. corporate fixed maturity securities -- by
  industry:
  Industrial......................................    14,059     16.8     12,339     16.6
  Consumer........................................    12,776     15.3     11,456     15.5
  Utility.........................................    11,902     14.2     10,372     14.0
  Finance.........................................     7,838      9.4      8,658     11.7
  Communications..................................     4,375      5.2      4,273      5.8
  Other...........................................     2,177      2.6      1,970      2.7
                                                     -------    -----    -------    -----
     Total........................................   $83,694    100.0%   $74,065    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  672        0.3%        $  753        0.3%
  Holdings in ten issuers with the largest
     exposures...............................    $4,812        2.1%        $5,363        2.5%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $15,304     51.2%   $17,051     55.0%
  Pass-through securities.........................    14,600     48.8     13,934     45.0
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $22,525     75.3%   $23,415     75.6%
  Prime...........................................     4,074     13.6      4,613     14.9
  Alternative residential mortgage loans..........     3,305     11.1      2,957      9.5
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA.............................   $23,934     80.0%   $25,316     81.7%
                                                     =======    =====    =======    =====
Portion rated NAIC 1..............................   $26,162     87.5%   $27,305     88.1%
                                                     =======    =====    =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Included within Alt-A RMBS are resecuritization of real estate mortgage investment conduit ("Re-REMIC") securities. Re-REMIC Alt-A RMBS involve the pooling of previous issues of Alt-A RMBS and restructuring the combined pools to create new senior and subordinated securities. The credit enhancement on the senior tranches is improved through the resecuritization. The Company's holdings are in senior tranches with significant credit enhancement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   71      2.1%    $   79      2.7%
2005..............................................     1,074     32.5        948     32.0
2006..............................................       796     24.1        619     20.9
2007..............................................       654     19.8        543     18.4
2008..............................................         7      0.2         --       --
2009 (1)..........................................       671     20.3        768     26.0
2010 (1)..........................................        32      1.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $3,305    100.0%    $2,957    100.0%
                                                      ======    =====     ======    =====



--------

   (1) All of the Company's Alt-A RMBS holdings in the 2009 and 2010 vintage years are Re-REMIC Alt-A RMBS that were purchased in 2009 and 2010 and are comprised of original issue vintage year 2005 through 2007 Alt-A RMBS. All of the Company's Re-REMIC Alt-A RMBS holdings are NAIC 1 rated.

                                                                DECEMBER 31,
                                                      -------------------------------
                                                           2010             2009
                                                      --------------   --------------
                                                                % OF             % OF
                                                      AMOUNT   TOTAL   AMOUNT   TOTAL
                                                      ------   -----   ------   -----
                                                                (IN MILLIONS)
Net unrealized gain (loss)..........................   $(408)           $(821)
Rated Aa/AA or better...............................            19.7%            35.0%
Rated NAIC 1........................................            47.2%            36.7%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral..............            91.6%            90.4%
  Hybrid adjustable rate mortgage loans collateral..             8.4              9.6
                                                               -----            -----
     Total Alt-A RMBS...............................           100.0%           100.0%
                                                               =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $9.7 billion and $10.8 billion at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $36 million and $39 million at estimated fair value at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designation and by vintage year at:

                                                                  DECEMBER 31, 2010
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $3,585     $3,736      $183       $185       $122       $119       $ 29       $ 27       $  7          $  6
2004.............     1,345      1,451        68         67         34         30          8          8         70            49
2005.............     1,867      2,003        38         32         48         41         36         25         --            --
2006.............       968      1,031        75         74         19         19         36         35         71            61
2007.............       479        448       224        176         16         15         63         53         10            10
2008 to 2010.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $8,244     $8,669      $588       $534       $239       $224       $172       $148       $158          $126
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 89.4%                 5.5%                  2.3%                  1.5%                     1.3%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2010
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....    $3,926     $4,073
2004.............     1,525      1,605
2005.............     1,989      2,101
2006.............     1,169      1,220
2007.............       792        702
2008 to 2010.....        --         --
                     ------     ------
  Total..........    $9,401     $9,701
                     ======     ======
Ratings
  Distribution...                100.0%
                                ======



     The December 31, 2010 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC.

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008 to 2009.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008 to 2009.....        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution...                100.0%
                               =======



     The December 31, 2009 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

     The NAIC rating distribution of the Company's holdings of CMBS was as follows at:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
NAIC 1.............................................................  96.8%  96.3%
NAIC 2.............................................................   2.8%   0.1%
NAIC 3.............................................................   0.3%   2.7%
NAIC 4.............................................................   0.1%   0.9%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion at estimated fair value at both December 31, 2010 and 2009. The Company's ABS are diversified both by collateral type and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,259     45.2%    $3,706     51.7%
  Student loans...................................     1,028     14.2        882     12.3
  RMBS backed by sub-prime mortgage loans.........       775     10.7        710      9.9
  Automobile loans................................       353      4.9        619      8.6
  Other loans.....................................     1,803     25.0      1,254     17.5
                                                      ------    -----     ------    -----
       Total......................................    $7,218    100.0%    $7,171    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA.............................    $5,000     69.3%    $4,947     69.0%
                                                      ======    =====     ======    =====
Portion rated NAIC 1..............................    $6,436     89.2%    $6,155     85.8%
                                                      ======    =====     ======    =====



     The Company had ABS supported by sub-prime mortgage loans with estimated fair values of $775 million and $710 million and unrealized losses of $217 million and $381 million at December 31, 2010 and 2009, respectively. Approximately 49% of this portfolio was rated Aa or better, of which 82% was in vintage year 2005 and prior at December 31, 2010. Approximately 59% of this portfolio was rated Aa or better, of which 88% was in vintage year 2005 and prior at December 31, 2009. These older vintages from 2005 and prior benefit from better underwriting, improved enhancement levels and higher residential property price appreciation. Approximately 62% and 67% of this portfolio was rated NAIC 2 or better at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2010 and 2009.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2010                    2009
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,974    $  4,052    $  3,927    $  3,987
Due after one year through five years........     25,910      27,017      22,001      22,733
Due after five years through ten years.......     31,060      33,543      25,114      25,974
Due after ten years..........................     46,301      48,100      43,302      43,028
                                                --------    --------    --------    --------
  Subtotal...................................    107,245     112,712      94,344      95,722
RMBS, CMBS and ABS...........................     46,463      46,823      51,095      48,927
                                                --------    --------    --------    --------
     Total fixed maturity securities.........   $153,708    $159,535    $145,439    $144,649
                                                ========    ========    ========    ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------   -----   --------
                                                                    (IN MILLIONS)
Fixed maturity securities..................................  $ 6,189   $(216)  $(13,199)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)............     (419)   (574)        --
                                                             -------   -----   --------
  Total fixed maturity securities..........................    5,770    (790)   (13,199)
Equity securities..........................................      (66)    (75)      (633)
Derivatives................................................       90    (156)        14
Short-term investments.....................................      (13)    (23)        --
Other......................................................       48      52         56
                                                             -------   -----   --------
     Subtotal..............................................    5,829    (992)   (13,762)
                                                             -------   -----   --------
Amounts allocated from:
  Insurance liability loss recognition.....................     (426)     --         (1)
  DAC and VOBA related to noncredit OTTI losses recognized
     in accumulated other comprehensive income (loss)......       27      49         --
  DAC and VOBA.............................................     (999)      6      2,000
  Policyholder dividend obligation.........................     (876)     --         --
                                                             -------   -----   --------
     Subtotal..............................................   (2,274)     55      1,999
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other comprehensive
  income (loss)............................................      138     184         --
Deferred income tax benefit (expense)......................   (1,382)    142      4,062
                                                             -------   -----   --------
Net unrealized investment gains (losses)...................    2,311    (611)    (7,701)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (1)      5         --
                                                             -------   -----   --------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company......................  $ 2,310   $(606)  $ (7,701)
                                                             =======   =====   ========



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($419) million at December 31, 2010, includes ($574) million recognized prior to January 1,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, ($150) million (($148) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2010, $87 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income
(loss) and $218 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($574) million at December 31, 2009, includes ($59) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($623) million (($566) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2009 (as more fully described in Note
1), $8 million related to securities sold during the year ended December 31, 2009 for which a noncredit OTTI loss was previously recognized in accumulated comprehensive income (loss) and $100 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------  -------  --------
                                                                      (IN MILLIONS)
Balance, beginning of period...............................  $  (606) $(7,701) $  1,342
Cumulative effect of change in accounting principles, net
  of income tax............................................       10      (36)       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................      155     (515)       --
Unrealized investment gains (losses) during the year.......    6,650   13,344   (17,624)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       --       106
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............     (426)       1       365
  DAC and VOBA on which noncredit OTTI losses recognized in
     other comprehensive income (loss).....................      (22)      45        --
  DAC and VOBA.............................................   (1,005)  (1,994)    2,438
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       --       (18)
  Policyholder dividend obligation.........................     (876)      --       789
  Deferred income tax benefit (expense) related to
     noncredit OTTI losses recognized in other accumulated
     comprehensive income (loss)...........................      (46)     165        --
  Deferred income tax benefit (expense)....................   (1,518)  (3,920)    4,797
  Deferred income tax benefit (expense) of subsidiary at
     the date of dividend of interests.....................       --       --       (46)
                                                             -------  -------  --------
Net unrealized investment gains (losses)...................    2,316     (611)   (7,851)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (6)       5        --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       --       150
                                                             -------  -------  --------
Balance, end of period.....................................  $ 2,310  $  (606) $ (7,701)
                                                             =======  =======  ========
Change in net unrealized investment gains (losses).........  $ 2,922  $ 7,090  $ (9,193)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................       (6)       5        --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of
     subsidiary at date of dividend of interests...........       --       --       150
                                                             -------  -------  --------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 2,916  $ 7,095  $ (9,043)
                                                             =======  =======  ========



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2010
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,997      $197      $ 5,234     $  762     $11,231     $  959
Foreign corporate securities............     3,692       125        2,662        367       6,354        492
RMBS....................................     3,949       120        4,537        768       8,486        888
U.S. Treasury, agency and government
  guaranteed securities.................     8,553       367           --         --       8,553        367
CMBS....................................       236         2          965        182       1,201        184
ABS.....................................     1,015        18        1,810        437       2,825        455
State and political subdivision
  securities............................     2,412       117          234         78       2,646        195
Foreign government securities...........       231         7           94         11         325         18
                                           -------      ----      -------     ------     -------     ------
  Total fixed maturity securities.......   $26,085      $953      $15,536     $2,605     $41,621     $3,558
                                           =======      ====      =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    29      $  7      $    --     $   --     $    29     $    7
Non-redeemable preferred stock..........        52         3          558        161         610        164
                                           -------      ----      -------     ------     -------     ------
  Total equity securities...............   $    81      $ 10      $   558     $  161     $   639     $  171
                                           =======      ====      =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,405                  1,151
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
  Total equity securities...............   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2010
                                          --------------------------------------------------------------
                                            COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                          --------------------   ------------------   ------------------
                                          LESS THAN     20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%         MORE       20%       MORE       20%       MORE
                                          ---------     ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months....................   $25,867      $  811     $  843    $  216     1,287        65
Six months or greater but less than nine
  months................................       696         275         19        75        51        24
Nine months or greater but less than
  twelve months.........................       271          35         22         8        29         6
Twelve months or greater................    13,525       3,699      1,158     1,217       823       226
                                           -------      ------     ------    ------
  Total.................................   $40,359      $4,820     $2,042    $1,516
                                           =======      ======     ======    ======
Percentage of amortized cost............                                5%       31%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months....................   $    52      $   59     $    2    $   13        23        11
Six months or greater but less than nine
  months................................        29          28          5         6         3         2
Nine months or greater but less than
  twelve months.........................        --          40         --        14         2         2
Twelve months or greater................       309         293         32        99        22        13
                                           -------      ------     ------    ------
  Total.................................   $   390      $  420     $   39    $  132
                                           =======      ======     ======    ======
Percentage of cost......................                               10%       31%
                                                                   ======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2009
                                         ---------------------------------------------------------------
                                           COST OR AMORTIZED      GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                         ---------------------   ------------------   ------------------
                                         LESS THAN      20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                            20%          MORE       20%       MORE       20%       MORE
                                         ---------     -------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................   $22,545      $ 1,574     $  657    $  414     1,057       115
Six months or greater but less than
  nine months..........................     2,813          317        352        85        75        30
Nine months or greater but less than
  twelve months........................       713        1,161         67       356        37        55
Twelve months or greater...............    25,337        8,116      1,972     2,861     1,417       486
                                          -------      -------     ------    ------
  Total................................   $51,408      $11,168     $3,048    $3,716
                                          =======      =======     ======    ======
Percentage of amortized cost...........                                 6%       33%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months...................   $    60      $    54     $    4    $   12       166         7
Six months or greater but less than
  nine months..........................        --           --         --        --         3        --
Nine months or greater but less than
  twelve months........................         3           69         --        29         4         5
Twelve months or greater...............       389          337         47        95        30        20
                                          -------      -------     ------    ------
  Total................................   $   452      $   460     $   51    $  136
                                          =======      =======     ======    ======
Percentage of cost.....................                                11%       30%
                                                                   ======    ======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from $95 million at December 31, 2009 to $99 million at December 31, 2010. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the $99 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2010 were financial services industry investment grade non-redeemable preferred stock, of which 82% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $3.7 billion and $7.0 billion at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    26%    25%
  RMBS.............................................................    24     25
  Foreign corporate securities.....................................    13     12
  ABS..............................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  CMBS.............................................................     5     11
  State and political subdivision securities.......................     5      2
  Other............................................................     5      3
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    29%    36%
  Finance..........................................................    21     23
  Asset-backed.....................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  Utility..........................................................     6      4
  State and political subdivision securities.......................     5      2
  Consumer.........................................................     4      4
  Communications...................................................     2      2
  Industrial.......................................................     2      1
  Other............................................................     9      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities, each with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                   DECEMBER 31,
                                            ---------------------------------------------------------
                                                        2010                          2009
                                            ---------------------------   ---------------------------
                                            FIXED MATURITY     EQUITY     FIXED MATURITY     EQUITY
                                              SECURITIES     SECURITIES     SECURITIES     SECURITIES
                                            --------------   ----------   --------------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities......................          67             5             145             5
Total gross unrealized loss...............      $1,179           $75          $2,796           $70
Percentage of total gross unrealized
  loss....................................          33%           44%             41%           37%


     Fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $1.6 billion during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities and other available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2010:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          -------------------------------------------------------------------------------
                                            ALL TYPES OF
                                           NON-REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  -------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  --------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL   RATED OR
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES   BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  --------
                                                                   (IN MILLIONS)
Less than six months........     $ 13       $ 11      85%      $  7            64%          $  7         100%       100%
Six months or greater but
  less than twelve months...       20         20     100%        20           100%            20         100%        65%
Twelve months or greater....       99         99     100%        99           100%            99         100%        82%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $132       $130      98%      $126            97%          $126         100%        80%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those companies in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                            2010     2009      2008
                                                           -----   -------   -------
                                                                 (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized...........................  $(510)  $(1,521)  $  (787)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive income
     (loss)..............................................    150       623        --
                                                           -----   -------   -------
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................   (360)     (898)     (787)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................    129        (7)     (275)
                                                           -----   -------   -------
     Total losses on fixed maturity securities...........   (231)     (905)   (1,062)
Other net investment gains (losses):
  Equity securities......................................     70      (255)      (90)
  Mortgage loans.........................................     59      (373)      (88)
  Real estate and real estate joint ventures.............    (33)     (100)      (18)
  Other limited partnership interests....................     (5)     (284)     (131)
  Other investment portfolio gains (losses)..............     36       (38)      146
                                                           -----   -------   -------
     Subtotal -- investment portfolio gains (losses).....   (104)   (1,955)   (1,243)
FVO consolidated securitization entities:
  Securities.............................................    (78)       --        --
  Long term debt -- related to securities................     48        --        --
  Other gains (losses)...................................    (36)      288      (286)
                                                           -----   -------   -------
     Subtotal FVO consolidated securitization entities
       and other gains (losses)..........................    (66)      288      (286)
                                                           -----   -------   -------
       Total net investment gains (losses)...............  $(170)  $(1,667)  $(1,529)
                                                           =====   =======   =======



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $18 million, $317 million and ($184) million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                YEARS ENDED DECEMBER
                                 YEARS ENDED DECEMBER 31,               31,                 YEARS ENDED DECEMBER 31,
                               ---------------------------    -----------------------    -----------------------------
                                 2010      2009      2008     2010     2009     2008       2010       2009       2008
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                              (IN MILLIONS)
Proceeds.....................  $30,817   $24,900   $42,785    $429    $ 658    $1,888    $31,246    $25,558    $44,673
                               =======   =======   =======    ====    =====    ======    =======    =======    =======
Gross investment gains.......  $   544   $   685   $   631    $ 88    $ 118    $  412    $   632    $   803    $ 1,043
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Gross investment losses......     (415)     (692)     (906)    (11)     (90)     (223)      (426)      (782)    (1,129)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Total OTTI losses recognized
  in earnings: Credit-
  related....................     (334)     (632)     (668)     --       --        --       (334)      (632)      (668)
  Other (1)..................      (26)     (266)     (119)     (7)    (283)     (279)       (33)      (549)      (398)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
     Total OTTI losses
       recognized in
       earnings..............     (360)     (898)     (787)     (7)    (283)     (279)      (367)    (1,181)    (1,066)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Net investment gains
  (losses)...................  $  (231)  $  (905)  $(1,062)   $ 70    $(255)   $  (90)   $  (161)   $(1,160)   $(1,152)
                               =======   =======   =======    ====    =====    ======    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Finance..................................................  $117     $284     $361
  Consumer.................................................    20      127       71
  Communications...........................................    10      130      109
  Utility..................................................     1       81        5
  Industrial...............................................    --        9       26
  Other industries.........................................    --       27      144
                                                             ----     ----     ----
     Total U.S. and foreign corporate securities...........   148      658      716
  ABS......................................................    85       95       61
  RMBS.....................................................    68      127       --
  CMBS.....................................................    59       18       --
  Foreign government securities............................    --       --       10
                                                             ----     ----     ----
     Total.................................................  $360     $898     $787
                                                             ====     ====     ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Common stock............................................   $ 4      $ 55      $ 82
  Non-redeemable preferred stock..........................     3       228       197
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................   $ 3      $228      $ 38
     Common and remaining non-redeemable preferred stock..    --        25       180
                                                             ---      ----      ----
       Total financial services industry..................     3       253       218
  Other industries........................................     4        30        61
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2010           2009
                                                              -----           ----
                                                                  (IN MILLIONS)
Balance, at January 1,......................................  $ 303           $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect
  transition adjustment.....................................     --            110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired.....................     91            188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.........................     91             36
Reductions:
  Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI
     impaired...............................................   (149)           (30)
  Due to securities impaired to net present value of
     expected future cash flows.............................     (1)            --
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.......................................     (5)            (1)
                                                              -----           ----
Balance, at December 31,....................................  $ 330           $303
                                                              =====           ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Investment income:
Fixed maturity securities..............................  $ 8,147   $ 7,799   $ 8,830
Equity securities......................................       89       126       174
Trading and other securities -- Actively Traded
  Securities and FVO general account securities........       72       116       (21)
Mortgage loans.........................................    2,258     2,236     2,387
Policy loans...........................................      515       504       475
Real estate and real estate joint ventures.............      396      (137)      499
Other limited partnership interests....................      684       147       (92)
Cash, cash equivalents and short-term investments......       15        27       134
International joint ventures...........................       14         7        (1)
Other..................................................      111       104       202
                                                         -------   -------   -------
  Subtotal.............................................   12,301    10,929    12,587
Less: Investment expenses..............................      711       740     1,473
                                                         -------   -------   -------
  Subtotal, net........................................   11,590    10,189    11,114
                                                         -------   -------   -------
FVO consolidated securitization entities:
  Securities...........................................       15        --        --
                                                         -------   -------   -------
     Net investment income.............................  $11,605   $10,189   $11,114
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $78 million, $44 million and $29 million related to fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively. Affiliated investment income related to short-term investments included in the table above was less than $1 million for each of the years ended December 31, 2010 and 2009, and was $2 million for the year ended December 31, 2008. The Company provides investment administrative services to certain affiliates. Investment administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $107 million, $87 million and $67 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Amortized cost..............................................  $15,274   $13,468
  Estimated fair value........................................  $15,682   $13,523
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,262   $ 1,611
  Less than thirty days.......................................    8,213     9,810
  Thirty days or greater but less than sixty days.............    3,005     1,684
  Sixty days or greater but less than ninety days.............    1,683        41
  Ninety days or greater......................................    1,818       734
                                                                -------   -------
     Total cash collateral liability..........................  $15,981   $13,880
                                                                =======   =======
Security collateral on deposit from counterparties............  $    --   $     6
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $15,789   $13,373
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $1,238 million, of which $985 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, U.S. corporate, U.S. Treasury, agency and government guaranteed, ABS, foreign corporate and CMBS).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. Separately, the Company had $49 million and $46 million, at estimated fair value, of cash and security collateral on deposit from a counterparty to secure its interest in a pooled investment that is held by a third-party trustee, as custodian, at December 31, 2010 and 2009, respectively. This pooled investment is included within fixed maturity securities and had an estimated fair value of $49 million and $51 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity, equity, trading and other securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,491   $ 1,296
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (2)........................   14,204    15,084
  Funding agreements -- Farmer Mac (3)........................    2,928     2,871
  Derivative transactions (4).................................      141       290
  Short sale agreements (5)...................................      465       496
                                                                -------   -------
     Total invested assets on deposit and pledged as
       collateral.............................................  $19,229   $20,037
                                                                =======   =======



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

   (2) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of these FHLB of NY arrangements is described in Note 8.

   (3) The Company has pledged certain agricultural mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer Mac"). The nature of these Farmer Mac arrangements is described in Note 8.

   (4) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

   (5) Certain of the Company's Actively Traded Securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the Actively Traded Securities portfolio.

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program. See "-- Variable Interest Entities" for assets of certain CSEs that can only be used to settle liabilities of such entities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRADING AND OTHER SECURITIES

     The tables below present certain information about the Company's trading securities and other securities for which the FVO has been elected:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2010    2009
                                                                   ----   -----
                                                                        (IN
                                                                     MILLIONS)
Actively Traded Securities.......................................  $463   $ 420
FVO general account securities...................................    71      51
FVO securities held by consolidated securitization entities......   201      --
                                                                   ----   -----
  Total trading and other securities -- at estimated fair value..  $735   $ 471
                                                                   ====   =====
Actively Traded Securities -- at estimated fair value............  $463   $ 420
Short sale agreement liabilities -- at estimated fair value......   (46)   (106)
                                                                   ----   -----
Net long/short position -- at estimated fair value...............  $417   $ 314
                                                                   ====   =====
Investments pledged to secure short sale agreement liabilities...  $465   $ 496
                                                                   ====   =====




                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Actively Traded Securities:
  Net investment income.....................................  $ 54      $98     $(13)
  Changes in estimated fair value included in net investment
     income.................................................  $ 12      $18     $ (2)
FVO general account securities:
  Net investment income.....................................  $ 18      $18     $ (8)
  Changes in estimated fair value included in net investment
     income.................................................  $ 18      $13     $(15)
FVO securities held by consolidated securitization entities:
  Net investment income.....................................  $ 15      $--     $ --
  Changes in estimated fair value included in net investment
     gains (losses).........................................  $(78)     $--     $ --


     See "-- Variable Interest Entities" for discussion of CSEs included in the tables above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans........................   $31,080    74.6%   $30,426    74.9%
  Agricultural mortgage loans......................    11,108    26.7     10,787    26.6
  Residential mortgage loans.......................         1      --          1      --
                                                      -------   -----    -------   -----
     Subtotal mortgage loans.......................    42,189   101.3     41,214   101.5
  Valuation allowances.............................      (522)   (1.3)      (594)   (1.5)
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $41,667   100.0%   $40,620   100.0%
                                                      =======   =====    =======   =====



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     Concentration of Credit Risk -- The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The Company's commercial and agricultural mortgage loans are collateralized by properties primarily located in the United States, at 91%, with the remaining 9% collateralized by properties located outside the United States. The carrying value of the Company's commercial and agricultural mortgage loans located in California, New York and Texas were 20%, 8% and 7%, respectively, of total mortgage loans at December 31, 2010. Additionally, the Company manages risk when originating commercial and agricultural mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $283 million and $368 million at December 31, 2010 and 2009, respectively.

     The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                                   DECEMBER 31,
                                     -----------------------------------------------------------------------
                                       2010      2009      2010      2009    2010   2009     2010      2009
                                     -------   -------   -------   -------   ----   ----   -------   -------
                                         COMMERCIAL         AGRICULTURAL     RESIDENTIAL         TOTAL
                                     -----------------   -----------------   -----------   -----------------
                                                                    (IN MILLIONS)
Mortgage loans:
  Evaluated individually for credit
     losses........................  $    96   $    58   $   147   $   191    $--    $--   $   243   $   249
  Evaluated collectively for credit
     losses........................   30,984    30,368    10,961    10,596      1      1    41,946    40,965
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total mortgage loans..........   31,080    30,426    11,108    10,787      1      1    42,189    41,214
                                     -------   -------   -------   -------    ---    ---   -------   -------
Valuation allowances:
  Specific credit losses...........       13        12        52        74     --     --        65        86
  Non-specifically identified
     credit losses.................      428       480        29        28     --     --       457       508
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total valuation allowances....      441       492        81       102     --     --       522       594
                                     -------   -------   -------   -------    ---    ---   -------   -------
Mortgage loans, net of valuation
  allowance........................  $30,639   $29,934   $11,027   $10,685    $ 1    $ 1   $41,667   $40,620
                                     =======   =======   =======   =======    ===    ===   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the changes in the valuation allowance, by portfolio segment:

                                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                                -----------------------------------------------
                                                COMMERCIAL   AGRICULTURAL   RESIDENTIAL   TOTAL
                                                ----------   ------------   -----------   -----
                                                                    (IN MILLIONS)
Balance at January 1, 2008....................     $156          $ 23           $ 2       $ 181
  Provision (release).........................      127            47            --         174
  Charge-offs, net of recoveries..............      (99)          (12)           --        (111)
                                                   ----          ----           ---       -----
Balance at December 31, 2008..................      184            58             2         244
  Provision (release).........................      325            69            --         394
  Charge-offs, net of recoveries..............      (17)          (25)           (2)        (44)
                                                   ----          ----           ---       -----
Balance at December 31, 2009..................      492           102            --         594
  Provision (release).........................      (39)           12            --         (27)
  Charge-offs, net of recoveries..............      (12)          (33)           --         (45)
                                                   ----          ----           ---       -----
Balance at December 31, 2010..................     $441          $ 81           $--       $ 522
                                                   ====          ====           ===       =====



     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                              DECEMBER 31, 2010
                            -------------------------------------------------------------------------------------
                                               RECORDED INVESTMENT
                            --------------------------------------------------------
                               DEBT SERVICE COVERAGE RATIOS
                            ---------------------------------                            ESTIMATED
                            > 1.20X   1.00X - 1.20X   < 1.00X    TOTAL    % OF TOTAL     FAIR VALUE    % OF TOTAL
                            -------   -------------   -------   -------   ----------   -------------   ----------
                                           (IN MILLIONS)                               (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.............  $13,864       $  100       $  425   $14,389       46.3%       $15,203          47.5%
65% to 75%................    7,658          611          343     8,612       27.7          8,955          28.0
76% to 80%................    2,534          166          128     2,828        9.1          2,883           9.0
Greater than 80%..........    3,002        1,625          624     5,251       16.9          4,978          15.5
                            -------       ------       ------   -------      -----        -------         -----
  Total...................  $27,058       $2,502       $1,520   $31,080      100.0%       $32,019         100.0%
                            =======       ======       ======   =======      =====        =======         =====



     Agricultural and Residential Mortgage Loans -- by Credit Quality
Indicator: The recorded investment in agricultural and residential mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                                 DECEMBER 31, 2010
                          ----------------------------------------------------------------------------------------------
                             AGRICULTURAL MORTGAGE LOANS                                   RESIDENTIAL MORTGAGE LOANS
                          --------------------------------                              --------------------------------
                          RECORDED INVESTMENT   % OF TOTAL                              RECORDED INVESTMENT   % OF TOTAL
                          -------------------   ----------                              -------------------   ----------
                             (IN MILLIONS)                                                 (IN MILLIONS)
Loan-to-value ratios:                                        Performance indicators:
Less than 65%...........        $ 9,896             89.1%    Performing..............           $ 1              100.0%
65% to 75%..............            829              7.5     Nonperforming...........            --                 --
                                                                                                ---              -----
76% to 80%..............             48              0.4       Total.................           $ 1              100.0%
                                                                                                ===              =====
Greater than 80%........            335              3.0
                                -------            -----
  Total.................        $11,108            100.0%
                                =======            =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with approximately 99% of all mortgage loans classified as performing.

     Past Due. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days past due; agricultural mortgage loans -- 90 days past due; and residential mortgage loans -- 60 days past due. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, was $51 million, $145 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans was $196 million and $120 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Past Due 90 Days or More and Still Accruing Interest. The recorded investment in mortgage loans, prior to valuation allowances, that were past due 90 days or more and still accruing interest was $0, $9 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $9 million and $1 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Mortgage Loans in Nonaccrual Status. The recorded investment in mortgage loans, prior to valuation allowances, that were in nonaccrual status was $6 million, $166 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $172 million and $119 million at December 31, 2010 and 2009, respectively.

     Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, by portfolio segment, at December 31, 2010, and for all impaired mortgage loans at December 31, 2009, were as follows at:

                                                                 IMPAIRED MORTGAGE LOANS
                             ----------------------------------------------------------------------------------------------
                                                                                   LOANS WITHOUT
                                    LOANS WITH A VALUATION ALLOWANCE           A VALUATION ALLOWANCE    ALL IMPAIRED LOANS
                             ----------------------------------------------   ----------------------   --------------------
                               UNPAID                                           UNPAID                   UNPAID
                             PRINCIPAL    RECORDED     VALUATION   CARRYING   PRINCIPAL    RECORDED    PRINCIPAL   CARRYING
                              BALANCE    INVESTMENT   ALLOWANCES     VALUE     BALANCE    INVESTMENT    BALANCE      VALUE
                             ---------   ----------   ----------   --------   ---------   ----------   ---------   --------
                                                                       (IN MILLIONS)
AT DECEMBER 31, 2010:
  Commercial mortgage
     loans.................     $ 96        $ 96          $13        $ 83        $ 94        $ 82         $190       $165
  Agricultural mortgage
     loans.................      146         146           52          94         107         104          253        198
                                ----        ----          ---        ----        ----        ----         ----       ----
     Total.................     $242        $242          $65        $177        $201        $186         $443       $363
                                ====        ====          ===        ====        ====        ====         ====       ====
TOTAL MORTGAGE LOANS AT
  DECEMBER 31, 2009........     $249        $249          $86        $163        $ 89        $ 89         $338       $252
                                ====        ====          ===        ====        ====        ====         ====       ====



     Unpaid principal balance is generally prior to any charge-off.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The average investment in impaired mortgage loans, and the related interest income, by portfolio segment, for the year ended December 31, 2010 and for all mortgage loans for the years ended December 31, 2009 and 2008, respectively, was:

                                                             IMPAIRED MORTGAGE LOANS
                                                 -----------------------------------------------
                                                 AVERAGE INVESTMENT   INTEREST INCOME RECOGNIZED
                                                 ------------------   --------------------------
                                                                      CASH BASIS   ACCRUAL BASIS
                                                                      ----------   -------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
  Commercial mortgage loans....................         $126              $ 3           $ 1
  Agricultural mortgage loans..................          259                6             2
  Residential mortgage loans...................           --               --            --
                                                        ----              ---           ---
     Total.....................................         $385              $ 9           $ 3
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2009...........         $288              $ 5           $ 1
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2008...........         $315              $11           $10
                                                        ====              ===           ===



  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate investments by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Traditional........................................   $3,387     58.9%   $3,345     58.6%
Real estate joint ventures and funds...............    2,279     39.6     2,190     38.3
                                                      ------    -----    ------    -----
  Real estate and real estate joint ventures.......    5,666     98.5     5,535     96.9
Foreclosed.........................................       85      1.4       121      2.1
                                                      ------    -----    ------    -----
  Real estate held-for-investment..................    5,751     99.9     5,656     99.0
Real estate held-for-sale..........................        4      0.1        55      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



     The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and to a much lesser extent joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties; as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

     Properties acquired through foreclosure were $48 million and $121 million for the years ended December 31, 2010 and 2009, respectively, and includes commercial and agricultural properties. There were no properties acquired through foreclosure for the year ended December 31, 2008. After the Company acquires properties through foreclosure, it evaluates whether the property is appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2010 and 2009 includes those properties the Company has not

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

     The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.5 billion and $1.4 billion at December 31, 2010 and 2009, respectively. Related depreciation expense on traditional wholly-owned real estate was $134 million, $120 million and $120 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include depreciation expense related to discontinued operations of less than $1 million for the year ended December 31, 2010, and $1 million for both the years ended December 31, 2009 and 2008.

     Impairments recognized on real estate held-for-investment were $27 million, $96 million and $20 million for the years ended December 31, 2010, 2009 and 2008, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for each of the years ended December 31, 2009 and 2008. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2010 and 2009. The carrying value of non-income producing real estate was $94 million, $72 million and $27 million at December 31, 2010, 2009 and 2008, respectively.

     The Company diversifies its real estate investments by both geographic region and property type to reduce risk of concentration. The Company's real estate investments are primarily located in the United States, and at December 31, 2010, 22%, 15%, 11% and 11% were located in California, Florida, New York and Texas, respectively.

     The Company's real estate investments by property type are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Office.............................................   $2,772     48.2%   $2,770     48.5%
Apartments.........................................    1,439     25.0     1,366     23.9
Industrial.........................................      418      7.3       411      7.2
Real estate investment funds.......................      404      7.0       405      7.1
Retail.............................................      380      6.6       443      7.8
Hotel..............................................      216      3.7       190      3.3
Land...............................................       74      1.3        22      0.4
Agriculture........................................       17      0.3        46      0.8
Other..............................................       35      0.6        58      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.5 billion and $4.2 billion at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $604 million and $617 million at December 31, 2010 and 2009, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $2 million, $288 million and $99 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

     The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $5.8 billion as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.7 billion as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

     As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

     As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $185.6 billion and $154.1 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $30.6 billion and $28.7 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $16.5 billion, $22 billion and ($21.2) billion for the years ended December 31, 2010, 2009 and 2008, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $3,311     42.3%   $2,415     35.5%
Leveraged leases, net of non-recourse debt.........    1,799     23.0     1,763     25.9
Loans to affiliates................................    1,415     18.1     1,628     23.9
Tax credit partnerships............................      835     10.7       683     10.0
Joint venture investments..........................       51      0.7        36      0.5
Funds withheld.....................................       31      0.4        38      0.6
Other..............................................      380      4.8       248      3.6
                                                      ------    -----    ------    -----
  Total............................................   $7,822    100.0%   $6,811    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section "Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in insurance underwriting joint ventures in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2010      2009
                                                                 -------   -------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,783   $ 1,690
Estimated residual values......................................    1,136     1,225
                                                                 -------   -------
  Subtotal.....................................................    2,919     2,915
Unearned income................................................   (1,120)   (1,152)
                                                                 -------   -------
  Investment in leveraged leases...............................  $ 1,799   $ 1,763
                                                                 =======   =======



     The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years. For rental receivables, the Company's primary credit quality indicator is whether the rental receivable is performing or non-performing. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. The determination of performing or non-performing status is assessed monthly. As of December 31, 2010, all of the rental receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $1.2 billion and $1.1 billion at December 31, 2010 and 2009, respectively.

     The components of income from investment in leveraged leases, excluding realized gains (losses), were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Income from investment in leveraged leases (included in
  net investment income)..................................  $102      $ 92      $ 95
Less: Income tax expense on leveraged leases..............   (36)      (32)      (33)
                                                            ----      ----      ----
Net income from investment in leveraged leases............  $ 66      $ 60      $ 62
                                                            ====      ====      ====



  SHORT-TERM INVESTMENTS

     The carrying value of short-term investments, which includes investments with remaining maturities of one year or less, but greater than three months, at the time of purchase was $2.4 billion and $3.3 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within short-term investments, which were $1.4 billion and $2.5 billion at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $3.1 billion and $3.0 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $2.5 billion and $2.3 billion at December 31, 2010 and 2009, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

     Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI or the recognition of mortgage loan valuation allowances (see Note 1).

     The table below presents the purchased credit impaired fixed maturity securities held at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Outstanding principal and interest balance (1)..................        $1,163
Carrying value (2)..............................................        $  913


--------

   (1) Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

   (2) Estimated fair value plus accrued interest.

     The following table presents information about purchased credit impaired fixed maturity securities, as of their respective acquisition dates at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractually required payments (including interest)............        $1,605
Cash flows expected to be collected (1).........................        $1,540
Fair value of investments acquired..............................        $  939


--------

   (1) Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Accretable yield, January 1,....................................        $  --
  Investments purchased.........................................          601
  Accretion recognized in net investment income.................          (62)
  Reclassification (to) from nonaccretable difference...........         (103)
                                                                        -----
Accretable yield, December 31,..................................        $ 436
                                                                        =====



  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, consistent with the new guidance described in Note 1, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2010 and 2009. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2010                   2009
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                    (IN MILLIONS)
Consolidated securitization entities (1)...........   $243        $226       $ --        $--
Other limited partnership interests................    194          53        367         72
Other invested assets..............................    108           1         27          1
Real estate joint ventures.........................     20          17         22         17
                                                      ----        ----       ----        ---
  Total............................................   $565        $297       $416        $90
                                                      ====        ====       ====        ===



--------

   (1) As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company consolidated former QSPEs that are structured as collateralized debt obligations. At December 31, 2010, these entities held total assets of $243 million, consisting of $201 million of FVO securities held by CSEs classified within trading and other securities, $39 million in cash and $3 million of accrued investment income. These entities had total liabilities of $226 million, consisting of $184 million of long-term debt and $42 million of other liabilities. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company or any of its subsidiaries or affiliates liable for any principal or interest shortfalls should any arise. The Company's exposure is limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at December 31, 2010. The long-term debt referred to above bears interest at primarily variable rates, payable on a bi-annual basis, and is expected to be repaid over the next 4 years. Interest expense related to these obligations, included in other expenses, was $15 million for the year ended December 31, 2010.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS (2).....................................   $29,904     $29,904      $   --       $   --
  CMBS (2).....................................     9,701       9,701          --           --
  ABS (2)......................................     7,218       7,218          --           --
  U.S. corporate securities....................     1,283       1,283         809          809
  Foreign corporate securities.................     1,058       1,058         733          733
Other limited partnership interests............     2,583       3,281       1,908        2,170
Other invested assets..........................       514         694         394          387
Real estate joint ventures.....................        24          69          --           --
                                                  -------     -------      ------       ------
     Total.....................................   $52,285     $53,208      $3,844       $4,099
                                                  =======     =======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $225 million and $226 million at December 31, 2010 and 2009, respectively.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $445 million and $717 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income
(loss) from this investment was ($1) million, $1 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The MetLife Intermediate Income Pool ("MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by and consolidated into the accounts of the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the MIIP were less than $1 million and $118 million at December 31, 2010 and 2009, respectively. Net investment income (loss) allocated to affiliates from the MIIP was ($3) million, $1 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   ------   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $444   $   --   $230
Amortized cost of invested assets transferred to
  affiliates................................................  $431   $   --   $220
Net investment gains (losses) recognized on invested assets
  transferred to affiliates.................................  $ 13   $   --   $ 10
Estimated fair value of assets transferred from affiliates..  $582   $1,019   $ 57


     During the year ended December 31, 2009, the Company issued loans to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which were included in other invested assets. The loans outstanding were $1.0 billion at both December 31, 2010 and 2009. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $64 million and $28 million for the years ended December 31, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2010                           2009
                                                     -----------------------------  -----------------------------
                                                                  ESTIMATED FAIR                 ESTIMATED FAIR
                                                                    VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............  $ 25,614  $1,477     $  870     $18,630  $  804     $  696
                    Interest rate floors...........    13,290     460          4      12,115     339          2
                    Interest rate caps.............    27,253     145         --      23,406     255         --
                    Interest rate futures..........     1,246       7         --       1,186      --          5
                    Interest rate options..........     5,680     107         23       3,750     114         57
                    Interest rate forwards.........       445      --         36          --      --         --
                    Synthetic GICs.................     4,397      --         --       4,352      --         --
Foreign currency    Foreign currency swaps.........    13,558   1,024        901      12,706     821      1,058
                    Foreign currency forwards......     2,050      17         16       1,466      16          5
Credit              Credit default swaps...........     6,792      72         79       5,656      61         99
                    Credit forwards................        90       2          3         130       2          2
Equity market       Equity futures.................         7      --         --          --      --         --
                    Equity options.................       176      --         --          85       3         --
                    Total rate of return swaps.....        --      --         --         250      --         47
                                                     --------  ------     ------     -------  ------     ------
                      Total........................  $100,598  $3,311     $1,932     $83,732  $2,415     $1,971
                                                     ========  ======     ======     =======  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                              REMAINING LIFE
                                    -----------------------------------------------------------------
                                                                    AFTER FIVE
                                                  AFTER ONE YEAR      YEARS
                                    ONE YEAR OR    THROUGH FIVE    THROUGH TEN   AFTER TEN
                                        LESS           YEARS          YEARS        YEARS       TOTAL
                                    -----------   --------------   -----------   ---------   --------
                                                              (IN MILLIONS)
Interest rate swaps...............    $ 3,584         $10,252        $ 4,153      $ 7,625    $ 25,614
Interest rate floors..............         --           7,540          2,250        3,500      13,290
Interest rate caps................      3,250          22,606          1,397           --      27,253
Interest rate futures.............      1,246              --             --           --       1,246
Interest rate options.............         28           4,227          1,425           --       5,680
Interest rate forwards............        100             275             70           --         445
Synthetic GICs....................      4,397              --             --           --       4,397
Foreign currency swaps............      2,310           4,775          4,923        1,550      13,558
Foreign currency forwards.........      1,944              24             20           62       2,050
Credit default swaps..............         98           6,057            637           --       6,792
Credit forwards...................         90              --             --           --          90
Equity futures....................          7              --             --           --           7
Equity options....................        176              --             --           --         176
Total rate of return swaps........         --              --             --           --          --
                                      -------         -------        -------      -------    --------
  Total...........................    $17,230         $55,756        $14,875      $12,737    $100,598
                                      =======         =======        =======      =======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the hedges of net investments in foreign operations table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offer Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                DECEMBER 31,
                                     -----------------------------------------------------------------
                                                   2010                              2009
                                     -------------------------------   -------------------------------
                                                      ESTIMATED                         ESTIMATED
                                                     FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING    NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                          AMOUNT     ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-----------------------------------  --------   ------   -----------   --------   ------   -----------
                                                              (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...........   $ 3,737   $  572       $126       $ 3,958   $  484       $117
  Interest rate swaps..............     4,795      811        154         4,472      488         70
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     8,532    1,383        280         8,430      972        187
                                      -------   ------       ----       -------   ------       ----
Cash Flow Hedges:
  Foreign currency swaps...........     4,487      193        212         3,181      109        251
  Interest rate swaps..............     2,602       95         71         1,740       --         48
  Interest rate forwards...........       445       --         36            --       --         --
  Credit forwards..................        90        2          3           130        2          2
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     7,624      290        322         5,051      111        301
                                      -------   ------       ----       -------   ------       ----
       Total Qualifying Hedges.....   $16,156   $1,673       $602       $13,481   $1,083       $488
                                      =======   ======       ====       =======   ======       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2010                           2009
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                           FAIR VALUE                     FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                  (IN MILLIONS)
Interest rate swaps.......................   $18,217  $  571     $  645     $12,418  $  316     $  578
Interest rate floors......................    13,290     460          4      12,115     339          2
Interest rate caps........................    27,253     145         --      23,406     255         --
Interest rate futures.....................     1,246       7         --       1,186      --          5
Interest rate options.....................     5,680     107         23       3,750     114         57
Synthetic GICs............................     4,397      --         --       4,352      --         --
Foreign currency swaps....................     5,334     259        563       5,567     228        690
Foreign currency forwards.................     2,050      17         16       1,466      16          5
Credit default swaps......................     6,792      72         79       5,656      61         99
Equity futures............................         7      --         --          --      --         --
Equity options............................       176      --         --          85       3         --
Total rate of return swaps................        --      --         --         250      --         47
                                             -------  ------     ------     -------  ------     ------
  Total non-designated or non-qualifying
     derivatives..........................   $84,442  $1,638     $1,330     $70,251  $1,332     $1,483
                                             =======  ======     ======     =======  ======     ======



  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER,
                                                                      31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)...............  $ 353   $(2,842)  $3,257
Embedded derivatives.....................................   (619)   (1,586)   1,744
                                                           -----   -------   ------
  Total net derivative gains (losses)....................  $(266)  $(4,428)  $5,001
                                                           =====   =======   ======



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 82     $ 51     $ 21
  Interest credited to policyholder account balances.......   196      180       99
Non-qualifying hedges:
  Net investment income....................................    (4)      (3)      (1)
  Net derivative gains (losses)............................    53      (51)     (38)
                                                             ----     ----     ----
     Total.................................................  $327     $177     $ 81
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses) recognized for the years ended December 31, 2010, 2009 and 2008:

                                                                                         NET        NET DERIVATIVE
                                                                                      DERIVATIVE    GAINS (LOSSES)  INEFFECTIVENESS
DERIVATIVES IN FAIR                                                                 GAINS (LOSSES)    RECOGNIZED     RECOGNIZED IN
VALUE                                    HEDGED ITEMS IN FAIR VALUE                   RECOGNIZED      FOR HEDGED     NET DERIVATIVE
HEDGING RELATIONSHIPS                      HEDGING RELATIONSHIPS                   FOR DERIVATIVES       ITEMS       GAINS (LOSSES)
------------------------  -------------------------------------------------------  ---------------  --------------  ---------------
                                                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:      Fixed maturity securities..............................       $ (13)           $  15            $ 2
                          Policyholder account balances (1)......................         153             (150)             3
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........          13              (13)            --
                          Foreign-denominated policyholder account balances (2)..          47              (34)            13
                                                                                        -----            -----            ---
     Total.......................................................................       $ 200            $(182)           $18
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:      Fixed maturity securities..............................       $  42            $ (35)           $ 7
                          Policyholder account balances (1)......................        (956)             947             (9)
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........         (13)              10             (3)
                          Foreign-denominated policyholder account balances (2)..         351             (332)            19
                                                                                        -----            -----            ---
     Total.......................................................................       $(576)           $ 590            $14
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2008.............................................       $ 336            $(337)           $(1)
                                                                                        =====            =====            ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

     For the years ended December 31, 2010 and 2009, the Company recognized $2 million and ($3) million, respectively, of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2010, 2009 and 2008 related to such discontinued cash flow hedges were gains (losses) of $9 million, ($7) million and ($12) million, respectively. At December 31, 2010 and 2009, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and five years, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the year ended December 31, 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   -----   -----
                                                                  (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,................................................  $(92)  $ 137   $(262)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............   134    (327)    483
Amounts reclassified to net derivative gains (losses).......    46      93     (93)
Amounts reclassified to net investment income...............     3       7       9
Amounts reclassified to other expenses......................    (1)     --      --
Amortization of transition adjustment.......................    --      (2)     --
                                                              ----   -----   -----
Accumulated other comprehensive income (loss), balance at
  December 31,..............................................  $ 90   $ (92)  $ 137
                                                              ====   =====   =====



     At December 31, 2010, $6 million of deferred net gains on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                          AMOUNT AND LOCATION
                                                           OF GAINS (LOSSES)
                                                           RECLASSIFIED FROM
                                                           ACCUMULATED OTHER
                                AMOUNT OF GAINS              COMPREHENSIVE
                               (LOSSES) DEFERRED       INCOME (LOSS) INTO INCOME
                              IN ACCUMULATED OTHER              (LOSS)                  AMOUNT AND LOCATION
                              COMPREHENSIVE INCOME  ------------------------------       OF GAINS (LOSSES)
                             (LOSS) ON DERIVATIVES                                  RECOGNIZED IN INCOME (LOSS)
                             ---------------------                                         ON DERIVATIVES
                              (EFFECTIVE PORTION)         (EFFECTIVE PORTION)       ---------------------------
                             ---------------------  ------------------------------    (INEFFECTIVE PORTION AND
                                                       NET                              AMOUNT EXCLUDED FROM
                                                     DERIVA-      NET                  EFFECTIVENESS TESTING)
                                                       TIVE     INVEST-             ---------------------------
DERIVATIVES IN CASH FLOW                              GAINS       MENT      OTHER          NET DERIVATIVE
HEDGING RELATIONSHIPS                                (LOSSES)    INCOME   EXPENSES         GAINS (LOSSES)
---------------------------                         ---------  ---------  --------  ---------------------------
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2010:
  Interest rate swaps......          $  90            $  --       $--        $ 1                $ 3
  Foreign currency swaps...             74              (56)       (6)        --                 --
  Interest rate forwards...            (35)              10         3         --                 (1)
  Credit forwards..........              5               --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $ 134            $ (46)      $(3)       $ 1                $ 2
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2009:
  Interest rate swaps......          $ (47)           $  --       $--        $--                $(2)
  Foreign currency swaps...           (409)            (159)       (5)        --                 (1)
  Interest rate forwards...            130               66        --         --                 --
  Credit forwards..........             (1)              --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $(327)           $ (93)      $(5)       $--                $(3)
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2008:
  Foreign currency swaps...          $ 483            $  93       $(9)       $--                $--
                                     =====            =====       ===        ===                ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                                                                 (LOSS) INTO
                                           AMOUNT OF GAINS (LOSSES)        INCOME (LOSS) (EFFECTIVE
                                            DEFERRED IN ACCUMULATED                PORTION)
                                          OTHER COMPREHENSIVE INCOME      -------------------------
                                                    (LOSS)                   NET INVESTMENT GAINS
                                              (EFFECTIVE PORTION)                  (LOSSES)
DERIVATIVES AND NON-DERIVATIVE            --------------------------      -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                                --------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)            2010       2009       2008      2010       2009      2008
------------------------------            ----       ----       ----      ----      -----      ----
                                                                (IN MILLIONS)
Foreign currency forwards...........       $--       $ --       $ --       $--      $ (59)      $--
Foreign currency swaps..............        --        (18)        76        --        (63)       --
Non-derivative hedging instruments..        --        (37)        81        --        (11)       --
                                           ---       ----       ----       ---      -----       ---
  Total.............................       $--       $(55)      $157       $--      $(133)      $--
                                           ===       ====       ====       ===      =====       ===



--------

   (1) During the years ended December 31, 2010 and 2008, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2010 and 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk; (xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation;
(xiii) synthetic GICs; (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices; and (xv) equity variance swaps as a macro hedge on certain invested assets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               DERIVATIVE     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps........................................      $    74         $ --
Interest rate floors.......................................           95           --
Interest rate caps.........................................         (165)          --
Interest rate futures......................................          108           --
Foreign currency swaps.....................................          118           --
Foreign currency forwards..................................          (12)          --
Equity options.............................................           (2)         (17)
Interest rate options......................................           30           --
Interest rate forwards.....................................            7           --
Credit default swaps.......................................           28           (2)
Total rate of return swaps.................................           15           --
                                                                 -------         ----
  Total....................................................      $   296         $(19)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $4,153 million and $2,584 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 and 2009, the Company would have received $49 million and $44 million, respectively, to terminate all of these contracts.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                          DECEMBER 31,
                                     -------------------------------------------------------------------------------------
                                                         2010                                       2009
                                     -------------------------------------------  ----------------------------------------
                                                     MAXIMUM                                      MAXIMUM
                                      ESTIMATED      AMOUNT                        ESTIMATED     AMOUNT OF
                                     FAIR VALUE     OF FUTURE        WEIGHTED     FAIR VALUE      FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF          OF CREDIT  PAYMENTS UNDER      AVERAGE       OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED                             DEFAULT   CREDIT DEFAULT       YEARS         DEFAULT   CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                  SWAPS       SWAPS (2)    TO MATURITY (3)     SWAPS       SWAPS (2)    MATURITY (3)
-----------------------------------  ----------  --------------  ---------------  ----------  --------------  ------------
                                                                         (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)......................      $ 4         $  423            3.9            $ 4         $  148           4.3
Credit default swaps referencing
  indices..........................       34          2,247            3.7             38          2,201           3.5
                                         ---         ------                           ---         ------
  Subtotal.........................       38          2,670            3.7             42          2,349           3.5
                                         ---         ------                           ---         ------
BAA
Single name credit default swaps
  (corporate)......................        5            730            4.4              2            190           4.9
Credit default swaps referencing
  indices..........................        6            728            5.0             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       11          1,458            4.7              2            190           4.9
                                         ---         ------                           ---         ------
BA
Single name credit default swaps
  (corporate)......................       --             25            4.4             --             25           5.0
Credit default swaps referencing
  indices..........................       --             --             --             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       --             25            4.4             --             25           5.0
                                         ---         ------                           ---         ------
B
Single name credit default swaps
  (corporate)......................       --             --             --             --             --            --
Credit default swaps referencing
  indices..........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
  Subtotal.........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
     Total.........................      $49         $4,153            4.1            $44         $2,584           3.6
                                         ===         ======                           ===         ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $4,153 million and $2,584 million from the table above were $120 million and $21 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $1,033 million and $782 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2010 and 2009, the Company had also accepted collateral consisting of various securities with a fair market value of $501 million and $123 million, respectively, which were held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2010, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

-----------------------------------------------------------------------------------------------------------------------
                                                      ESTIMATED FAIR VALUE OF     FAIR VALUE OF INCREMENTAL COLLATERAL
                                                        COLLATERAL PROVIDED:                 PROVIDED UPON:
                                                     -------------------------   --------------------------------------
                                                                                                  DOWNGRADE IN THE
                                                                                 ONE NOTCH     COMPANY'S CREDIT RATING
                                                                                 DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                     ESTIMATED                                     IN THE          FULL OVERNIGHT
                                 FAIR VALUE (1) OF                               COMPANY'S      COLLATERALIZATION OR
                                DERIVATIVES IN NET   FIXED MATURITY                CREDIT            TERMINATION
                                LIABILITY POSITION   SECURITIES (2)   CASH (3)     RATING    OF THE DERIVATIVE POSITION
                                ------------------   --------------   --------   ---------   --------------------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions.......         $243               $120           $--        $35                 $110
Derivatives not subject to
  credit-contingent
  provisions..................            1                 --             1         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $244               $120           $ 1        $35                 $110
                                       ====               ====           ===        ===                 ====
DECEMBER 31, 2009:
Derivatives subject to credit-
  contingent provisions.......         $342               $230           $--        $45                 $132
Derivatives not subject to
  credit-contingent
  provisions..................           47                 42            --         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $389               $272           $--        $45                 $132
                                       ====               ====           ===        ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral.

   (3) Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $334 million. At December 31, 2010, the Company provided securities collateral of $120 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $214 million. This amount does not consider gross derivative assets of $91 million for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010 and 2009, the Company provided cash collateral for exchange-traded futures of $21 million and $18 million, respectively, which is included in premiums, reinsurance and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $295   $263
  Options embedded in debt or equity securities...................   (24)   (15)
                                                                    ----   ----
     Net embedded derivatives within asset host contracts.........  $271   $248
                                                                    ====   ====
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $(77)  $(35)
  Funds withheld on ceded reinsurance.............................   754    132
  Other...........................................................    11    (26)
                                                                    ----   ----
     Net embedded derivatives within liability host contracts.....  $688   $ 71
                                                                    ====   ====



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Net derivative gains (losses) (1),(2)....................  $(619)  $(1,586)  $1,744


--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($43) million, ($380) million and $442 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $82 million, $624 million and ($747) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $121 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 5.

   (2) See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2010
                                            -----------------------------------------------------------------
                                                     FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 48,064          $ 5,063      $ 53,127
  Foreign corporate securities............             --               27,771            2,796        30,567
  RMBS....................................            274               28,420            1,210        29,904
  U.S. Treasury, agency and government
     guaranteed securities................          7,728               13,205               44        20,977
  CMBS....................................             --                9,540              161         9,701
  ABS.....................................             --                4,929            2,289         7,218
  State and political subdivision
     securities...........................             --                4,583                1         4,584
  Foreign government securities...........             --                3,286              171         3,457
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          8,002              139,798           11,735       159,535
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            176                  717               79           972
  Non-redeemable preferred stock..........             --                  216              633           849
                                                  -------             --------          -------      --------
     Total equity securities..............            176                  933              712         1,821
                                                  -------             --------          -------      --------
Trading and other securities:
  Actively Traded Securities..............             --                  453               10           463
  FVO general account securities..........             --                   21               50            71
  FVO securities held by consolidated
     securitization entities..............             --                  201               --           201
                                                  -------             --------          -------      --------
     Total trading and other securities...             --                  675               60           735
Short-term investments (1)................          1,001                  845              379         2,225
Derivative assets: (2)
  Interest rate contracts.................              7                2,175               14         2,196
  Foreign currency contracts..............             --                  995               46         1,041
  Credit contracts........................             --                   35               39            74
                                                  -------             --------          -------      --------
     Total derivative assets..............              7                3,205               99         3,311
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              295           295
Separate account assets (4)...............         19,550               76,770            1,509        97,829
                                                  -------             --------          -------      --------
     Total assets.........................        $28,736             $222,226          $14,789      $265,751
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities: (2)
  Interest rate contracts.................        $    --             $    896          $    37      $    933
  Foreign currency contracts..............             --                  917               --           917
  Credit contracts........................             --                   76                6            82
                                                  -------             --------          -------      --------
     Total derivative liabilities.........             --                1,889               43         1,932
Net embedded derivatives within liability
  host contracts (3)......................             --                   11              677           688
Long-term debt of consolidated
  securitization entities.................             --                   --              184           184
Trading liabilities (5)...................             46                   --               --            46
                                                  -------             --------          -------      --------
  Total liabilities.......................        $    46             $  1,900          $   904      $  2,850
                                                  =======             ========          =======      ========



     See "-- Variable Interest Entities" in Note 3 for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                                            -----------------------------------------------------------------
                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 44,394          $ 4,674      $ 49,068
  Foreign corporate securities............             --               21,541            3,456        24,997
  RMBS....................................             --               29,405            1,580        30,985
  U.S. Treasury, agency and government
     guaranteed securities................          6,090               10,312               --        16,402
  CMBS....................................             --               10,684               87        10,771
  ABS.....................................             --                5,503            1,668         7,171
  State and political subdivision
     securities...........................             --                2,714               20         2,734
  Foreign government securities...........             --                2,272              249         2,521
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          6,090              126,825           11,734       144,649
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            289                  777               64         1,130
  Non-redeemable preferred stock..........             --                  193              793           986
                                                  -------             --------          -------      --------
     Total equity securities..............            289                  970              857         2,116
                                                  -------             --------          -------      --------
Trading and other securities..............             --                  388               83           471
Short-term investments (1)................          2,099                1,193                8         3,300
Derivative assets (2).....................             --                2,318               97         2,415
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              263           263
Separate account assets (4)...............         13,006               65,788            1,583        80,377
                                                  -------             --------          -------      --------
     Total assets.........................        $21,484             $197,482          $14,625      $233,591
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities (2)................        $     5             $  1,961          $     5      $  1,971
Net embedded derivatives within liability
  host contracts (3)......................             --                  (26)              97            71
Trading liabilities (5)...................            106                   --               --           106
                                                  -------             --------          -------      --------
  Total liabilities.......................        $   111             $  1,935          $   102      $  2,148
                                                  =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   (2) Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities. At December 31, 2010, fixed maturity securities and equity securities also included embedded derivatives of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       $1 million and ($25) million, respectively. At December 31, 2009, fixed maturity securities and equity securities included embedded derivatives of $0 and ($15) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities in the consolidated balance sheets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity, equity and trading and other securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 and consolidated certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $38 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

     The Company has elected the FVO for the long-term debt of CSEs, which are carried at estimated fair value. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

     Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

     VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     These securities are comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities, RMBS -- principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

     These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

     These assets are comprised of securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and certain exchange-traded derivatives, including financial futures and owned options. Valuation is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          U.S. Treasury, agency and government guaranteed securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

          Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and repurchase rates.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

  Credit contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Equity market contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels, and dividend yield curves.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves, and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivatives referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

          Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

     These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

     Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivatives referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

     The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $1,255 million, and separate account assets transfers into Level 3 of $46 million, resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. and foreign corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1,066 million and separate account assets transfers out of Level 3 of $231 million, resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  -------------------------------------------------------------------------------------------------
                                                   TOTAL REALIZED/UNREALIZED
                                                  GAINS (LOSSES) INCLUDED IN:
                                               ---------------------------------      PURCHASES,
                                                                       OTHER            SALES,
                                   BALANCE,                        COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                  ----------   -----------------   -------------   ---------------   -------------   --------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....    $ 4,674           $  7              $184            $(400)           $  751          $  (153)
  Foreign corporate securities..      3,456            (33)              179             (709)              351             (448)
  RMBS..........................      1,580             27                71             (333)               57             (192)
  U.S. Treasury, agency and
     government guaranteed
     securities.................         --             --                --               22                22               --
  CMBS..........................         87             --                50              (21)               45               --
  ABS...........................      1,668            (39)              276              494                29             (139)
  State and political
     subdivision securities.....         20             --                --                2                --              (21)
  Foreign government
     securities.................        249              4                16               15                --             (113)
                                    -------           ----              ----            -----            ------          -------
     Total fixed maturity
       securities...............    $11,734           $(34)             $776            $(930)           $1,255          $(1,066)
                                    =======           ====              ====            =====            ======          =======
Equity securities:
  Common stock..................    $    64           $ (1)             $ --            $  16            $    1          $    (1)
  Non-redeemable preferred
     stock......................        793             30                 2             (192)               --               --
                                    -------           ----              ----            -----            ------          -------
     Total equity securities....    $   857           $ 29              $  2            $(176)           $    1          $    (1)
                                    =======           ====              ====            =====            ======          =======
Trading and other securities:
  Actively Traded Securities....    $    32           $ --              $ --            $ (22)           $   --          $    --
  FVO general account
     securities.................         51             10                --              (30)               37              (18)
                                    -------           ----              ----            -----            ------          -------
     Total trading and other
       securities...............    $    83           $ 10              $ --            $ (52)           $   37          $   (18)
                                    =======           ====              ====            =====            ======          =======
Short-term investments..........    $     8           $  1              $ --            $ 370            $   --          $    --
Net derivatives: (5)
  Interest rate contracts.......    $    --           $ 23              $(36)           $ (10)           $   --          $    --
  Foreign currency contracts....         53             28                --              (35)               --               --
  Credit contracts..............         37              2                 1               (7)               --               --
  Equity market contracts.......          2             (2)               --               --                --               --
                                    -------           ----              ----            -----            ------          -------
     Total net derivatives......    $    92           $ 51              $(35)           $ (52)           $   --          $    --
                                    =======           ====              ====            =====            ======          =======
Separate account assets (6).....    $ 1,583           $142              $ --            $ (31)           $   46          $  (231)
                                   FAIR VALUE
                                  MEASUREMENTS
                                      USING
                                   SIGNIFICANT
                                  UNOBSERVABLE
                                     INPUTS
                                    (LEVEL 3)
                                  ------------
                                    BALANCE,
                                  DECEMBER 31,
                                  ------------
                                       (IN
                                    MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....     $ 5,063
  Foreign corporate securities..       2,796
  RMBS..........................       1,210
  U.S. Treasury, agency and
     government guaranteed
     securities.................          44
  CMBS..........................         161
  ABS...........................       2,289
  State and political
     subdivision securities.....           1
  Foreign government
     securities.................         171
                                     -------
     Total fixed maturity
       securities...............     $11,735
                                     =======
Equity securities:
  Common stock..................     $    79
  Non-redeemable preferred
     stock......................         633
                                     -------
     Total equity securities....     $   712
                                     =======
Trading and other securities:
  Actively Traded Securities....     $    10
  FVO general account
     securities.................          50
                                     -------
     Total trading and other
       securities...............     $    60
                                     =======
Short-term investments..........     $   379
Net derivatives: (5)
  Interest rate contracts.......     $   (23)
  Foreign currency contracts....          46
  Credit contracts..............          33
  Equity market contracts.......          --
                                     -------
     Total net derivatives......     $    56
                                     =======
Separate account assets (6).....     $ 1,509



                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                     ----------------------------------------------------------------------------------------
                                                            TOTAL
                                                     REALIZED/UNREALIZED
                                                   (GAINS) LOSSES INCLUDED
                                                             IN:
                                                  ------------------------      PURCHASES,
                                                                 OTHER            SALES,
                                      BALANCE,    EARNINGS   COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                     JANUARY 1,   (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                     ----------   --------   -------------   ---------------   -------------   --------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......     $(166)      $588          $--              $(40)            $--              $--
Long-term debt of consolidated
  securitization entities (8)......     $  --       $(48)         $--              $232             $--              $--
                                      FAIR VALUE
                                     MEASUREMENTS
                                         USING
                                      SIGNIFICANT
                                     UNOBSERVABLE
                                        INPUTS
                                       (LEVEL 3)
                                     ------------
                                       BALANCE,
                                     DECEMBER 31,
                                     ------------
                                          (IN
                                       MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......      $382
Long-term debt of consolidated
  securitization entities (8)......      $184

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                        ---------------------------------------------------------------------------------
                                                         TOTAL REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN:
                                                     ---------------------------------      PURCHASES,
                                                                             OTHER            SALES,        TRANSFER INTO
                                         BALANCE,                        COMPREHENSIVE    ISSUANCES AND      AND/OR OUT
                                        JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)   OF LEVEL 3 (4)
                                        ----------   -----------------   -------------   ---------------   --------------
                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........    $ 5,089         $  (276)           $  572          $(1,002)           $ 291
  Foreign corporate securities........      3,367            (210)            1,156             (614)            (243)
  RMBS................................        373              35                80            1,134              (42)
  U.S. Treasury, agency and government
     guaranteed securities............         48              --                --              (27)             (21)
  CMBS................................        138               6                 4              (38)             (23)
  ABS.................................      1,487             (63)              281              (61)              24
  State and political subdivision
     securities.......................         76              --                 1              (15)             (42)
  Foreign government securities.......        202               2                18               66              (39)
                                          -------         -------            ------          -------            -----
     Total fixed maturity securities..    $10,780         $  (506)           $2,112          $  (557)           $ (95)
                                          =======         =======            ======          =======            =====
Equity securities:
  Common stock........................    $    59         $    (2)           $   (2)         $     9            $  --
  Non-redeemable preferred stock......        918            (251)              355             (190)             (39)
                                          -------         -------            ------          -------            -----
     Total equity securities..........    $   977         $  (253)           $  353          $  (181)           $ (39)
                                          =======         =======            ======          =======            =====
Trading and other securities..........    $   116         $    16            $   --          $   (49)           $  --
Short-term investments................    $    75         $    (9)           $   --          $   (53)           $  (5)
Net derivatives (5)...................    $   (19)        $    35            $   (1)         $    79            $  (2)
Net embedded derivatives (7)..........    $ 1,702         $(1,570)           $   --          $    34            $  --
Separate account assets (6)...........    $ 1,486         $  (221)           $   --          $   452            $(134)
                                         FAIR VALUE
                                        MEASUREMENTS
                                            USING
                                         SIGNIFICANT
                                        UNOBSERVABLE
                                           INPUTS
                                          (LEVEL 3)
                                        ------------
                                          BALANCE,
                                        DECEMBER 31,
                                        ------------
                                             (IN
                                          MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $ 4,674
  Foreign corporate securities........       3,456
  RMBS................................       1,580
  U.S. Treasury, agency and government
     guaranteed securities............          --
  CMBS................................          87
  ABS.................................       1,668
  State and political subdivision
     securities.......................          20
  Foreign government securities.......         249
                                           -------
     Total fixed maturity securities..     $11,734
                                           =======
Equity securities:
  Common stock........................     $    64
  Non-redeemable preferred stock......         793
                                           -------
     Total equity securities..........     $   857
                                           =======
Trading and other securities..........     $    83
Short-term investments................     $     8
Net derivatives (5)...................     $    92
Net embedded derivatives (7)..........     $   166
Separate account assets (6)...........     $ 1,583



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                             --------------------------------------------------------------------------------------------
                                                                          TOTAL REALIZED/UNREALIZED
                                                                         GAINS (LOSSES) INCLUDED IN:
                                                                      ---------------------------------      PURCHASES,
                               BALANCE,                                                       OTHER            SALES,
                             DECEMBER 31,    IMPACT OF    BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                 2007      ADOPTION (9)  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                             ------------  ------------  ----------   -----------------   -------------   ---------------
                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............     $ 5,527       $    --      $ 5,527          $ (455)          $(1,085)          $ 606
  Foreign corporate
     securities............       4,752            --        4,752            (127)           (1,794)           (104)
  RMBS.....................         899            --          899              (2)             (111)            (53)
  U.S. Treasury, agency and
     government guaranteed
     securities............          55            --           55              --                (1)            (29)
  CMBS.....................         271            --          271              (6)              (57)              2
  ABS......................       2,814            --        2,814             (80)             (672)           (549)
  State and political
     subdivision
     securities............          56            --           56               1                11              33
  Foreign government
     securities............         475            --          475              (5)              (17)           (256)
  Other fixed maturity
     securities............         217            --          217              --               (37)           (180)
                                -------       -------      -------          ------           -------           -----
     Total fixed maturity
       securities..........     $15,066           $--      $15,066          $ (674)          $(3,763)          $(530)
                                =======       =======      =======          ======           =======           =====
Equity securities:
  Common stock.............     $    60           $--      $    60          $    2           $    (4)          $   1
  Non-redeemable preferred
     stock.................       1,467            --        1,467            (130)             (342)            (55)
                                -------       -------      -------          ------           -------           -----
     Total equity
       securities..........     $ 1,527           $--      $ 1,527          $ (128)          $  (346)          $ (54)
                                =======       =======      =======          ======           =======           =====
Trading and other
  securities...............     $   174           $--      $   174          $  (26)          $    --           $ (32)
Short-term investments.....     $   149           $--      $   149          $   (2)          $    --           $ (72)
Net embedded derivatives
  (7)......................     $    25           $30      $    55          $1,631           $    --           $  16
Separate account assets
  (6)......................     $ 1,170           $--      $ 1,170          $  (86)          $    --           $ (22)
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                              UNOBSERVABLE INPUTS (LEVEL
                                          3)
                             ---------------------------
                             TRANSFER INTO
                             AND/OR OUT OF    BALANCE,
                              LEVEL 3 (4)   DECEMBER 31,
                             -------------  ------------
                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............      $ 496         $ 5,089
  Foreign corporate
     securities............        640           3,367
  RMBS.....................       (360)            373
  U.S. Treasury, agency and
     government guaranteed
     securities............         23              48
  CMBS.....................        (72)            138
  ABS......................        (26)          1,487
  State and political
     subdivision
     securities............        (25)             76
  Foreign government
     securities............          5             202
  Other fixed maturity
     securities............         --              --
                                 -----         -------
     Total fixed maturity
       securities..........      $ 681         $10,780
                                 =====         =======
Equity securities:
  Common stock.............      $  --         $    59
  Non-redeemable preferred
     stock.................        (22)            918
                                 -----         -------
     Total equity
       securities..........      $ (22)        $   977
                                 =====         =======
Trading and other
  securities...............      $  --         $   116
Short-term investments.....      $  --         $    75
Net embedded derivatives
  (7)......................      $  --         $ 1,702
Separate account assets
  (6)......................      $ 424         $ 1,486

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                            ----------------------------------------------------------------------------------------------
                                                                           TOTAL REALIZED/UNREALIZED
                                                                          (GAINS) LOSSES INCLUDED IN:
                                                                       ---------------------------------      PURCHASES,
                              BALANCE,                                                         OTHER            SALES,
                            DECEMBER 31,     IMPACT OF     BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                2007       ADOPTION (9)   JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                            ------------   ------------   ----------   -----------------   -------------   ---------------
                                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......      $(134)          $1           $(133)           $60               $--              $92
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                             UNOBSERVABLE INPUTS (LEVEL
                                         3)
                            ----------------------------
                            TRANSFER INTO
                            AND/OR OUT OF     BALANCE,
                             LEVEL 3 (4)    DECEMBER 31,
                            -------------   ------------
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......       $--             $19


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (7) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) The long-term debt at January 1, 2010 of the CSEs is reported within the purchases, sales, issuances and settlements activity column of the rollforward.

   (9) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the inclusion of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million, offset by a DAC decrease of $15 million) for a total increase of $22 million in Level 3 net assets. This increase of $22 million, offset by a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                             TOTAL GAINS AND LOSSES
                                         -------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............       $17             $ (10)              $  --          $   7
  Foreign corporate securities.........        (1)              (32)                 --            (33)
  RMBS.................................        36                (9)                 --             27
  CMBS.................................         2                (2)                 --             --
  ABS..................................        32               (71)                 --            (39)
  Foreign government securities........         5                (1)                 --              4
                                            -----             -----               -----          -----
     Total fixed maturity securities...       $91             $(125)              $  --          $ (34)
                                            =====             =====               =====          =====
Equity securities:
  Common stock.........................     $  --             $  (1)              $  --          $  (1)
  Non-redeemable preferred stock.......        --                30                  --             30
                                            -----             -----               -----          -----
     Total equity securities...........       $--             $  29               $  --          $  29
                                            =====             =====               =====          =====
Short-term investments.................       $ 1             $  --               $  --          $   1
Trading and other securities:
  FVO general account securities.......       $10             $  --               $  --          $  10
Net derivatives:
  Interest rate contracts..............       $--             $  --               $  23          $  23
  Foreign currency contracts...........        --                --                  28             28
  Credit contracts.....................        --                --                   2              2
  Equity market contracts..............        --                --                  (2)            (2)
                                            -----             -----               -----          -----
     Total net derivatives.............       $--             $  --               $  51          $  51
                                            =====             =====               =====          =====
LIABILITIES:
Net embedded derivatives...............       $--             $  --               $(588)         $(588)
Long-term debt of consolidated
  securitization entities..............       $--             $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                        ---------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  12             $(288)             $    --         $  (276)
  Foreign corporate securities........        (8)             (202)                  --            (210)
  RMBS................................        30                 5                   --              35
  CMBS................................        --                 6                   --               6
  ABS.................................         8               (71)                  --             (63)
  Foreign government securities.......         3                (1)                  --               2
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(551)             $    --         $  (506)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (2)             $    --         $    (2)
  Non-redeemable preferred stock......        --              (251)                  --            (251)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(253)             $    --         $  (253)
                                           =====             =====              =======         =======
Trading and other securities..........       $16             $  --              $    --         $    16
Short-term investments................       $--             $  (9)             $    --         $    (9)
Net derivatives.......................       $--             $  --              $    35         $    35
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,570)        $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                         --------------------------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  8              $(463)             $   --          $ (455)
  Foreign corporate securities.........       (6)              (121)                 --            (127)
  RMBS.................................       --                 (2)                 --              (2)
  CMBS.................................       --                 (6)                 --              (6)
  ABS..................................        3                (83)                 --             (80)
  State and political subdivision
     securities........................       --                  1                  --               1
  Foreign government securities........        4                 (9)                 --              (5)
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  9              $(683)             $   --          $ (674)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $   2              $   --          $    2
  Non-redeemable preferred stock.......       --               (130)                 --            (130)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(128)             $   --          $ (128)
                                            ====              =====              ======          ======
Trading and other securities...........     $(26)             $  --              $   --          $  (26)
Short-term investments.................     $  1              $  (3)             $   --          $   (2)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (60)         $  (60)
Net embedded derivatives...............     $ --              $  --              $1,631          $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2010
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............      $ 8              $ (32)              $  --          $ (24)
  Foreign corporate securities.........       (2)               (43)                 --            (45)
  RMBS.................................       36                 --                  --             36
  CMBS.................................        1                 (2)                 --             (1)
  ABS..................................       31                (49)                 --            (18)
  Foreign government securities........        5                 --                  --              5
                                             ---              -----               -----          -----
     Total fixed maturity securities...      $79              $(126)              $  --          $ (47)
                                             ===              =====               =====          =====
Equity securities:
  Common stock.........................      $--              $  (2)              $  --          $  (2)
  Non-redeemable preferred stock.......       --                 (3)                 --             (3)
                                             ---              -----               -----          -----
     Total equity securities...........      $--              $  (5)              $  --          $  (5)
                                             ===              =====               =====          =====
Trading and other securities:
  FVO general account securities.......      $13              $  --               $  --          $  13
     Short-term investments............      $ 1              $  --               $  --          $   1
Net derivatives:
  Interest rate contracts..............      $--              $  --               $  23          $  23
  Foreign currency contracts...........       --                 --                  21             21
  Credit contracts.....................       --                 --                   3              3
  Equity market contracts..............       --                 --                  (2)            (2)
                                             ---              -----               -----          -----
     Total net derivatives.............      $--              $  --               $  45          $  45
                                             ===              =====               =====          =====
LIABILITIES:
Net embedded derivatives...............      $                $                   $(584)         $(584)
Long-term debt of consolidated
  securitization entities..............      $--              $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2009
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  11             $(281)             $    --         $  (270)
  Foreign corporate securities........        (7)             (106)                  --            (113)
  RMBS................................        30                 6                   --              36
  CMBS................................        --                (5)                  --              (5)
  ABS.................................         8               (97)                  --             (89)
  Foreign government securities.......         3                --                   --               3
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(483)             $    --         $  (438)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (1)             $    --         $    (1)
  Non-redeemable preferred stock......        --              (128)                  --            (128)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(129)             $    --         $  (129)
                                           =====             =====              =======         =======
Trading and other securities..........       $15             $  --              $    --         $    15
Net derivatives.......................       $--             $  --              $    96         $    96
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,568)        $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  6              $(283)             $   --          $ (277)
  Foreign corporate securities.........       (8)              (120)                 --            (128)
  RMBS.................................       --                 --                  --              --
  CMBS.................................       --                 --                  --              --
  ABS..................................        3                (63)                 --             (60)
  Foreign government securities........        4                 --                  --               4
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  5              $(466)             $   --          $ (461)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $  (1)             $   --          $   (1)
  Non-redeemable preferred stock.......       --               (113)                 --            (113)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(114)             $   --          $ (114)
                                            ====              =====              ======          ======
Trading and other securities...........     $(18)             $  --              $   --          $  (18)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (93)         $  (93)
Net embedded derivatives...............     $ --              $  --              $1,632          $1,632


FVO -- CONSOLIDATED SECURITIZATION ENTITIES

     As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company elected fair value accounting for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractual principal balance...................................         $214
Excess of contractual principal balance over estimated fair
  value.........................................................          (30)
                                                                         ----
  Carrying value at estimated fair value........................         $184
                                                                         ====



     Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses), which is summarized in Note 3.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                               YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
                                         2010                                  2009                            2008
                         ------------------------------------  ------------------------------------  ------------------------
                           CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED
                            VALUE         FAIR     INVESTMENT     VALUE         FAIR     INVESTMENT     VALUE         FAIR
                           PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER
                         MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------
                                                                     (IN MILLIONS)
Mortgage loans: (1)
  Held-for-investment..      $176         $160        $(16)        $248         $168        $ (80)       $234         $188
  Held-for-sale........        --           --          --           --           --           --          26           16
                             ----         ----        ----         ----         ----        -----        ----         ----
     Mortgage loans,
       net.............      $176         $160        $(16)        $248         $168        $ (80)       $260         $204
                             ====         ====        ====         ====         ====        =====        ====         ====
Other limited
  partnership interests
  (2)..................      $  3         $  1        $ (2)        $805         $517        $(288)       $230         $131
Real estate joint
  ventures (3).........      $  8         $  3        $ (5)        $ 80         $ 43        $ (37)       $ --         $ --
                            YEARS
                            ENDED
                          DECEMBER
                             31,
                         ----------
                            2008
                         ----------
                             NET
                         INVESTMENT
                            GAINS
                          (LOSSES)
                         ----------
                             (IN
                          MILLIONS)
Mortgage loans: (1)
  Held-for-investment..     $(46)
  Held-for-sale........      (10)
                            ----
     Mortgage loans,
       net.............     $(56)
                            ====
Other limited
  partnership interests
  (2)..................     $(99)
Real estate joint
  ventures (3).........     $ --


--------

   (1) Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $11 million and $321 million at December 31, 2010 and 2009, respectively.

   (3) Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $3 million and $45 million at December 31, 2010 and 2009, respectively.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $41,667    $43,278
  Policy loans.........................................              $ 8,270    $ 9,509
  Real estate joint ventures (1).......................              $    50    $    58
  Other limited partnership interests (1)..............              $ 1,423    $ 1,491
  Short-term investments (2)...........................              $   144    $   144
  Other invested assets (1)............................              $ 1,494    $ 1,506
  Cash and cash equivalents............................              $ 3,485    $ 3,485
  Accrued investment income............................              $ 2,183    $ 2,183
  Premiums, reinsurance and other receivables (1)......              $18,268    $18,999
LIABILITIES
  Policyholder account balances (1)....................              $66,249    $68,861
  Payables for collateral under securities loaned and
     other transactions................................              $17,014    $17,014
  Short-term debt......................................              $   102    $   102
  Long-term debt (1), (3)..............................              $ 3,399    $ 3,473
  Other liabilities (1)................................              $24,553    $25,034
  Separate account liabilities (1).....................              $37,791    $37,791
COMMITMENTS (4)
  Mortgage loan commitments............................   $2,516     $    --    $   (13)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $1,997     $    --    $    16

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $40,620    $39,155
  Policy loans.........................................              $ 8,099    $ 9,108
  Real estate joint ventures (1).......................              $    49    $    61
  Other limited partnership interests (1)..............              $ 1,443    $ 1,431
  Short-term investments (2)...........................              $    15    $    15
  Other invested assets (1)............................              $ 1,707    $ 1,659
  Cash and cash equivalents............................              $ 3,347    $ 3,347
  Accrued investment income............................              $ 2,066    $ 2,066
  Premiums, reinsurance and other receivables (1)......              $18,271    $18,648
LIABILITIES
  Policyholder account balances (1)....................              $64,097    $64,081
  Payables for collateral under securities loaned and
     other transactions................................              $14,662    $14,662
  Short-term debt......................................              $   319    $   319
  Long-term debt (1)...................................              $ 3,474    $ 3,494
  Other liabilities (1)................................              $17,192    $17,192
  Separate account liabilities (1).....................              $28,874    $28,874
COMMITMENTS (4)
  Mortgage loan commitments............................   $1,262     $    --    $   (43)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $  763     $    --    $   (19)


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because these tables do not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (3) Long-term debt as presented in the table above does not include long-term debt of CSEs.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

     Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

     Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Cash and Cash Equivalents

     Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

     The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

     The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt are generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC     VOBA    TOTAL
                                                           -------   ----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2008...............................  $ 8,551   $ 77   $ 8,628
  Capitalizations........................................      901     --       901
                                                           -------   ----   -------
     Subtotal............................................    9,452     77     9,529
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (157)     4      (153)
     Other expenses......................................     (909)   (19)     (928)
                                                           -------   ----   -------
       Total amortization................................   (1,066)   (15)   (1,081)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................    2,274    146     2,420
  Effect of foreign currency translation and other.......        2      1         3
                                                           -------   ----   -------
Balance at December 31, 2008.............................   10,662    209    10,871
  Capitalizations........................................      857     --       857
                                                           -------   ----   -------
     Subtotal............................................   11,519    209    11,728
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................      254      1       255
     Other expenses......................................     (648)   (22)     (670)
                                                           -------   ----   -------
       Total amortization................................     (394)   (21)     (415)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,897)   (52)   (1,949)
                                                           -------   ----   -------
Balance at December 31, 2009.............................    9,228    136     9,364
  Capitalizations........................................      804     --       804
                                                           -------   ----   -------
     Subtotal............................................   10,032    136    10,168
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (127)    --      (127)
     Other expenses......................................     (809)   (14)     (823)
                                                           -------   ----   -------
       Total amortization................................     (936)   (14)     (950)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,020)    (7)   (1,027)
                                                           -------   ----   -------
Balance at December 31, 2010.............................  $ 8,076   $115   $ 8,191
                                                           =======   ====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $10 million in 2011, $10 million in 2012, $10 million in 2013, $9 million in 2014 and $8 million in 2015.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2010      2009     2010     2009     2010      2009
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $6,143    $7,034    $ 97     $114    $6,240    $7,148
Retirement Products..................   1,866     2,126      17       20     1,883     2,146
Corporate Benefit Funding............      66        66      --       --        66        66
Corporate & Other....................       1         2       1        2         2         4
                                       -- ---    ------    ----     ----    -- ---    ------
  Total..............................  $8,076    $9,228    $115     $136    $8,191    $9,364
                                       == ===    ======    ====     ====    == ===    ======



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2010   2009   2008
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $111   $111   $108
Acquisitions.................................................    --     --      3
                                                               ----   ----   ----
Balance at December 31,......................................  $111   $111   $111
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
       Total......................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2010 based upon data at June 30, 2010. The tests indicated that goodwill was not impaired.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                                            POLICYHOLDER       OTHER POLICY-
                                       FUTURE POLICY          ACCOUNT             RELATED
                                         BENEFITS             BALANCES            BALANCES
                                    ------------------   -----------------   -----------------
                                                           DECEMBER 31,
                                    ----------------------------------------------------------
                                      2010       2009      2010      2009     2010       2009
                                    --------   -------   -------   -------   ------     ------
                                                           (IN MILLIONS)
Insurance Products................  $ 69,529   $68,341   $19,317   $18,947   $5,322     $5,296
Retirement Products...............     6,681     6,400    21,280    21,505       44         41
Corporate Benefit Funding.........    26,391    24,881    48,296    46,103      179        191
Corporate & Other.................       349       338        29        35      104         99
                                    --------   -------   -------   -------   ------     ------
  Total...........................  $102,950   $99,960   $88,922   $86,590   $5,649     $5,627
                                    ========   =======   =======   =======   ======     ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $412      $427      $431
Acquisitions..............................................     7        --         9
Amortization..............................................   (19)      (15)      (13)
                                                            ----      ----      ----
Balance at December 31,...................................  $400      $412      $427
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $22 million in 2011, $25 million in 2012, $27 million in 2013, $29 million in 2014 and $30 million in 2015. See Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $173      $144      $132
Capitalization............................................    42        51        40
Amortization..............................................   (25)      (22)      (28)
                                                            ----      ----      ----
Balance at December 31,...................................  $190      $173      $144
                                                            ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $63.8 billion and $53.0 billion at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $34.0 billion and $27.4 billion at December 31, 2010 and 2009, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.30% and 3.35% at December 31, 2010 and 2009, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.1 billion and $1.3 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company's proportional interest in separate accounts was included in the consolidated balance sheets as follows:

                                                                    DECEMBER 31,
                                                                   --------------
                                                                   2010      2009
                                                                   ----      ----
                                                                    (IN MILLIONS)
Fixed maturity securities........................................  $245       $--
Equity securities................................................  $  6       $35
Cash and cash equivalents........................................  $ 72       $--


     For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain SPEs that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2010, 2009 and 2008, the Company issued $15.0 billion, $14.1 billion and $18.0 billion, respectively, and repaid $12.3 billion, $16.8 billion and $18.7 billion, respectively, of such funding agreements. At December 31, 2010 and 2009, funding agreements outstanding, which are included in policyholder account balances, were $20.6 billion and $17.3 billion, respectively. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $555 million, $536 million and $911 million, respectively.

     Metropolitan Life Insurance Company is a member of the FHLB of NY and held $890 million and $742 million of common stock of the FHLB of NY at December 31, 2010 and 2009, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $12.6 billion and $13.7 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The advances on these agreements were collateralized by mortgage-backed securities with estimated fair values of $14.2 billion and $15.1 billion at December 31, 2010 and 2009, respectively. During the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $276 million, $333 million and $229 million, respectively.

     During 2010, GALIC became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. GALIC had no funding agreements with the FHLB of Des Moines at December 31, 2010.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.6 billion and $2.5 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural mortgage loans with a carrying value of $2.9 billion at both December 31, 2010 and 2009. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $133 million, $132 million and $132 million, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2010      2009      2008
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 6,302   $ 5,669   $ 5,174
  Less: Reinsurance recoverables.....................      354       266       265
                                                       -------   -------   -------
Net balance at January 1,............................    5,948     5,403     4,909
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    3,733     4,480     4,063
  Prior years........................................       13       (14)      (86)
                                                       -------   -------   -------
     Total incurred..................................    3,746     4,466     3,977
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,244)   (2,664)   (2,481)
  Prior years........................................   (1,359)   (1,257)   (1,002)
                                                       -------   -------   -------
     Total paid......................................   (3,603)   (3,921)   (3,483)
                                                       -------   -------   -------
Net balance at December 31,..........................    6,091     5,948     5,403
  Add: Reinsurance recoverables......................      448       354       266
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,539   $ 6,302   $ 5,669
                                                       =======   =======   =======



     During 2010, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased by $13 million. During 2009 and 2008, claims and claim

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

adjustment expenses associated with prior years decreased by $14 million and $86 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2010                             2009
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,610       $     N/A        $   4,225       $     N/A
Net amount at risk (2)..................     $      78 (3)   $     N/A        $     218 (3)   $     N/A
Average attained age of
  contractholders.......................      61 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  40,114       $  13,797        $  34,891       $   9,739
Net amount at risk (2)..................     $   1,241 (3)   $   1,271 (4)    $   2,516 (3)   $   1,552 (4)
Average attained age of
  contractholders.......................      63 years        59 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     280              N/A       $     282
Net amount at risk (2)..................           N/A       $      49 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        62 years              N/A        61 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2010                          2009
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   6,194      $   1,250      $   5,679      $   1,297
Net amount at risk (2)....................   $  88,425 (3)  $  10,713 (3)  $  92,771 (3)  $  11,521 (3)
Average attained age of policyholders.....    50 years       57 years       48 years       56 years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance at January 1, 2008..........     $ 28           $ 19          $ 13          $12       $ 72
     Incurred guaranteed benefits.....       59             70            14            1        144
     Paid guaranteed benefits.........      (18)            --            --           --        (18)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       69             89            27           13        198
     Incurred guaranteed benefits.....       21             --            40            8         69
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       57             89            67           21        234
     Incurred guaranteed benefits.....       10             24           179           28        241
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 61           $113          $246          $49       $469
                                           ====           ====          ====          ===       ====
CEDED
  Balance at January 1, 2008..........     $ 20           $  4          $ --          $--       $ 24
     Incurred guaranteed benefits.....       32             22            --           --         54
     Paid guaranteed benefits.........      (12)            --            --           --        (12)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       40             26            --           --         66
     Incurred guaranteed benefits.....       30              2            44            8         84
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       37             28            44            8        117
     Incurred guaranteed benefits.....       13              8           165           26        212
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 44           $ 36          $209          $34       $323
                                           ====           ====          ====          ===       ====
NET
  Balance at January 1, 2008..........     $  8           $ 15          $ 13          $12       $ 48
     Incurred guaranteed benefits.....       27             48            14            1         90
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       29             63            27           13        132
     Incurred guaranteed benefits.....       (9)            (2)           (4)          --        (15)
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       20             61            23           13        117
     Incurred guaranteed benefits.....       (3)            16            14            2         29
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 17           $ 77          $ 37          $15       $146
                                           ====           ====          ====          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $19,167   $16,701
  Balanced....................................................   11,640     8,762
  Bond........................................................    3,875     3,342
  Money Market................................................      218       369
  Specialty...................................................      886       794
                                                                -------   -------
     Total....................................................  $35,786   $29,968
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

     The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $18,793   $19,285   $19,246
  Reinsurance assumed..................................    1,155     1,197     1,334
  Reinsurance ceded....................................   (1,429)   (1,853)   (2,136)
                                                         -------   -------   -------
     Net premiums......................................  $18,519   $18,629   $18,444
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,627   $ 2,565   $ 2,741
  Reinsurance assumed..................................       13         9         7
  Reinsurance ceded....................................     (565)     (507)     (463)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,075   $ 2,067   $ 2,285
                                                         =======   =======   =======
OTHER REVENUES:
  Direct other revenues................................  $   750   $   779   $   859
  Reinsurance assumed..................................       (5)       (5)       (5)
  Reinsurance ceded....................................      980       965     1,028
                                                         -------   -------   -------
     Net other revenues................................  $ 1,725   $ 1,739   $ 1,882
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,246   $21,570   $21,863
  Reinsurance assumed..................................    1,235     1,045     1,018
  Reinsurance ceded....................................   (1,774)   (1,953)   (2,182)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,707   $20,662   $20,699
                                                         =======   =======   =======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..........................................  $ 2,581   $ 2,734   $ 3,228
  Reinsurance assumed..................................       28        13        23
  Reinsurance ceded....................................      (86)      (78)      (70)
                                                         -------   -------   -------
     Net interest credited to policyholder account
       balances........................................  $ 2,523   $ 2,669   $ 3,181
                                                         =======   =======   =======
POLICYHOLDER DIVIDENDS:
  Direct policyholder dividends........................  $ 1,475   $ 1,643   $ 1,740
  Reinsurance ceded....................................      (32)      (31)      (24)
                                                         -------   -------   -------
     Net policyholder dividends........................  $ 1,443   $ 1,612   $ 1,716
                                                         =======   =======   =======
OTHER EXPENSES:
  Direct other expenses................................  $ 5,140   $ 4,945   $ 5,681
  Reinsurance assumed..................................      462       427       182
  Reinsurance ceded....................................      657       637       715
                                                         -------   -------   -------
     Net other expenses................................  $ 6,259   $ 6,009   $ 6,578
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                DECEMBER 31, 2010
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,802    $  476   $25,316      $  1,010
Deferred policy acquisition costs and value of
  business acquired.............................     8,191       342      (473)        8,322
                                                  --------    ------   -------      --------
  Total assets..................................  $ 34,993    $  818   $24,843      $  9,332
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $102,950    $1,723   $    --      $101,227
Policyholder account balances...................    88,922       320        --        88,602
Other policy-related balances...................     5,649       279       (78)        5,448
Other liabilities...............................    35,113     7,543    20,055         7,515
                                                  --------    ------   -------      --------
  Total liabilities.............................  $232,634    $9,865   $19,977      $202,792
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policy-related balances...................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $18.2 billion and $18.3 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed reinsurance were $7.1 billion and $6.9 billion at December 31, 2010 and 2009, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                             2010     2009     2008
                                                            ------   ------   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1).................................  $   88   $   66   $  43
  Reinsurance ceded.......................................     (63)     (43)    (46)
                                                            ------   ------   -----
     Net premiums.........................................  $   25   $   23   $  (3)
                                                            ======   ======   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed.....................................  $   13   $    9   $   7
  Reinsurance ceded.......................................    (230)    (177)   (178)
                                                            ------   ------   -----
     Net universal life and investment-type product policy
       fees...............................................  $ (217)  $ (168)  $(171)
                                                            ======   ======   =====
OTHER REVENUES:
  Reinsurance assumed.....................................  $   (5)  $   (4)  $  (5)
  Reinsurance ceded (2)...................................     908      901     923
                                                            ------   ------   -----
     Net other revenues...................................  $  903   $  897   $ 918
                                                            ======   ======   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (1).................................  $  112   $   75   $  57
  Reinsurance ceded.......................................    (129)     (91)   (133)
                                                            ------   ------   -----
     Net policyholder benefits and claims.................  $  (17)  $  (16)  $ (76)
                                                            ======   ======   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed.....................................  $   26   $   10   $  22
  Reinsurance ceded.......................................     (86)     (78)    (70)
                                                            ------   ------   -----
     Net interest credited to policyholder account
       balances...........................................  $  (60)  $  (68)  $ (48)
                                                            ======   ======   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed.....................................  $   --   $   --   $  --
  Reinsurance ceded.......................................     (16)     (18)    (20)
                                                            ------   ------   -----
     Net policyholder dividends...........................  $  (16)  $  (18)  $ (20)
                                                            ======   ======   =====
OTHER EXPENSES:
  Reinsurance assumed.....................................  $  362   $  331   $ 128
  Reinsurance ceded (1), (2)..............................     826      791     825
                                                            ------   ------   -----
     Net other expenses...................................  $1,188   $1,122   $ 953
                                                            ======   ======   =====



--------

   (1) As a result of the RGA transaction discussed in Note 2, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates for the year ended December 31, 2008 included assumed premiums, assumed benefits and other expenses on ceded reinsurance of ($14) million, $42 million and $6 million, respectively.

   (2) In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized $908 million and $819 million of interest earned on the deposit included within premiums, reinsurance and other receivables, as well as certain administrative fees for the years ended December 31, 2010 and 2009, respectively. The Company also recognized in other expenses $898 million, $888 million and $911 million of interest expense associated with the funds withheld for the years ended December 31, 2010, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2010                2009
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $   14   $19,423    $   14   $19,035
Deferred policy acquisition costs and value of
  business acquired..............................      310      (323)      307      (399)
                                                    ------   -------    ------   -------
  Total assets...................................   $  324   $19,100    $  321   $18,636
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  401   $    --    $  400   $    --
Policyholder account balances....................      281        --       721        --
Other policy-related balances....................       49       (78)       30      (169)
Other liabilities................................    7,059    17,844     6,440    17,034
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,790   $17,766    $7,591   $16,865
                                                    ======   =======    ======   =======



     MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and decreased the funds withheld balance by $9 million at December 31, 2010. The change in fair value of the embedded derivative included in net derivative gains (losses), was $9 million for the year ended December 31, 2010. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $27 million at December 31, 2010, and was considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for the year ended December 31, 2010, respectively, and is included in universal life and investment-type product policy fees in the consolidated statement of operations. At December 31, 2010, unearned revenue related to the experience refund was $22 million, and is included in other policy-related balances in the consolidated balance sheets.

     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were included within net derivative gains (losses). The embedded derivatives associated with the cessions were included within premiums, reinsurance and other receivables and were assets of $295 million and $263 million at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2010 and 2009, respectively. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included ($66) million, ($596) million and $729 million, respectively, in changes in fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $697 million and $101 million at December 31, 2010 and 2009, respectively. The change in estimated fair value of the embedded derivative, included in net derivative gains (losses), was ($596) million, ($1,304) million and $1,203 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $15.8 billion and $15.9 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed affiliated reinsurance were $7.0 billion and $6.8 billion at December 31, 2010 and 2009, respectively.

10.  CLOSED BLOCK

     On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. The policyholder dividend obligation increased to $876 million at December 31, 2010, from zero at December 31, 2009, as a result of recent unrealized gains in the closed block. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,456   $43,576
Other policy-related balances.................................      316       307
Policyholder dividends payable................................      579       615
Policyholder dividend obligation..............................      876        --
Current income tax payable....................................      178        --
Other liabilities.............................................      627       576
                                                                -------   -------
  Total closed block liabilities..............................   46,032    45,074
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,067 and $27,129,
     respectively)............................................   28,768    27,375
  Equity securities available-for-sale, at estimated fair
     value (cost: $110 and $204, respectively)................      102       218
  Mortgage loans..............................................    6,253     6,200
  Policy loans................................................    4,629     4,538
  Real estate and real estate joint ventures held-for-
     investment...............................................      328       321
  Short-term investments......................................        1         1
  Other invested assets.......................................      729       463
                                                                -------   -------
     Total investments........................................   40,810    39,116
Cash and cash equivalents.....................................      236       241
Accrued investment income.....................................      518       489
Premiums, reinsurance and other receivables...................       95        78
Current income tax recoverable................................       --       112
Deferred income tax assets....................................      474       612
                                                                -------   -------
  Total assets designated to the closed block.................   42,133    40,648
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    3,899     4,426
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $594 and $89, respectively...............................    1,101       166
  Unrealized gains (losses) on derivative instruments, net of
     income tax of $5 and ($3), respectively..................       10        (5)
  Allocated to policyholder dividend obligation, net of income
     tax of ($307) and $0, respectively.......................     (569)       --
                                                                -------   -------
     Total amounts included in accumulated other comprehensive
       income (loss)..........................................      542       161
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,441   $ 4,587
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation was as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010   2009    2008
                                                               ----   ----   -----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $ --    $--   $ 789
Change in unrealized investment and derivative gains
  (losses)...................................................   876     --    (789)
                                                               ----    ---   -----
Balance at December 31,......................................  $876    $--   $  --
                                                               ====    ===   =====



     Information regarding the closed block revenues and expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,461   $2,708   $2,787
Net investment income....................................   2,294    2,197    2,248
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................     (32)    (107)     (94)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss)..............................................      --       40       --
  Other net investment gains (losses)....................      71      327      (19)
                                                           ------   ------   ------
     Total net investment gains (losses).................      39      260     (113)
  Net derivative gains (losses)..........................     (27)    (128)      29
                                                           ------   ------   ------
     Total revenues......................................   4,767    5,037    4,951
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,115    3,329    3,393
Policyholder dividends...................................   1,235    1,394    1,498
Other expenses...........................................     199      203      217
                                                           ------   ------   ------
     Total expenses......................................   4,549    4,926    5,108
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     218      111     (157)
Provision for income tax expense (benefit)...............      72       36      (68)
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $  146   $   75   $  (89)
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,441   $4,587   $4,518
Less:
  Closed block adjustment (1)............................      --      144       --
Balance at January 1,....................................   4,587    4,518    4,429
                                                           ------   ------   ------
Change during year.......................................  $ (146)  $  (75)  $   89
                                                           ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2010     2009
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.61%    2011-2037   $1,874   $1,986
Surplus notes........................  7.63%-7.88%       7.85%    2015-2025      699      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.18%       2020        199      200
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.45%    2011-2017      102       65
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             27       28
                                                                              ------   ------
Total long-term debt (1).............                                          3,426    3,502
Total short-term debt................                                            102      319
                                                                              ------   ------
  Total..............................                                         $3,528   $3,821
                                                                              ======   ======



--------

   (1) Excludes $184 million at December 31, 2010 of long-term debt relating to CSEs. See Note 3.

     The aggregate maturities of long-term debt at December 31, 2010 for the next five years and thereafter are $853 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014, $388 million in 2015 and $1,968 million thereafter.

     Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2010 and 2009.

  SURPLUS NOTES -- AFFILIATED

     On December 29, 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of 6-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On November 8, 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

     In December 2009, Metropolitan Life Insurance Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  MORTGAGE LOANS -- AFFILIATED

     In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  SHORT-TERM DEBT

     Short-term debt with maturities of one year or less was $102 million and $319 million at December 31, 2010 and 2009, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2010, 2009 and 2008, the weighted average interest rate on short-term debt was 0.21%, 0.35% and 2.40%, respectively. During the years ended December 31, 2010, 2009 and 2008, the average daily balance of short-term debt was $311 million, $365 million and $421 million, respectively, and was outstanding for an average of 29 days, 23 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $202 million, $166 million and $192 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include $143 million, $105 million and $120 million of interest expense related to affiliated debt for the years ended December 31, 2010, 2009 and 2008, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2010. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


associated with these credit facilities were $8 million, $6 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on these credit facilities at December 31, 2010 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------------------------------  ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2011    $1,000      $   --       $--         $1,000
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2013 (1) 3,000       1,507        --          1,493
                                                     ------      ------       ---         ------
  Total............................                  $4,000      $1,507       $--         $2,493
                                                     ======      ======       ===         ======



--------

   (1) All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $4 million, $3 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on the committed facility at December 31, 2010 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)        EXPIRATION   CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------------  ----------   --------   ---------   ---------   -----------   --------
                                                              (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ............   June 2016     $500        $490        $--          $10           5


12.  INCOME TAX

     The provision for income tax from continuing operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                            2010     2009     2008
                                                            ----   -------   ------
                                                                 (IN MILLIONS)
Current:
  Federal.................................................  $309   $   212   $ (295)
  State and local.........................................     4         3        2
  Foreign.................................................    46       174      253
                                                            ----   -------   ------
     Subtotal.............................................   359       389      (40)
                                                            ----   -------   ------
Deferred:
  Federal.................................................   354    (2,226)   1,668
  Foreign.................................................    69       (53)      22
                                                            ----   -------   ------
     Subtotal.............................................   423    (2,279)   1,690
                                                            ----   -------   ------
       Provision for income tax expense (benefit).........  $782   $(1,890)  $1,650
                                                            ====   =======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $ 895   $(1,548)  $1,758
Tax effect of:
  Tax-exempt investment income...........................   (100)     (149)    (116)
  State and local income tax.............................      1        --        1
  Prior year tax.........................................     48       (11)      52
  Tax credits............................................    (72)      (85)     (56)
  Foreign tax rate differential and change in valuation
     allowance...........................................      5       (77)     (14)
  Other, net.............................................      5       (20)      25
                                                           -----   -------   ------
     Provision for income tax expense (benefit)..........  $ 782   $(1,890)  $1,650
                                                           =====   =======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $2,787   $3,245
  Net operating loss carryforwards..............................      24       49
  Employee benefits.............................................     632      751
  Capital loss carryforwards....................................      12        5
  Tax credit carryforwards......................................     287      296
  Net unrealized investment losses..............................      --      326
  Litigation-related and government mandated....................     220      239
  Other.........................................................      17       24
                                                                  ------   ------
                                                                   3,979    4,935
  Less: Valuation allowance.....................................      38       26
                                                                  ------   ------
                                                                   3,941    4,909
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,219    1,338
  DAC...........................................................   2,235    2,283
  Net unrealized investment gains...............................   1,239       --
  Intangibles...................................................     189      184
  Other.........................................................       9       10
                                                                  ------   ------
                                                                   4,891    3,815
                                                                  ------   ------
  Net deferred income tax asset (liability).....................  $ (950)  $1,094
                                                                  ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Domestic net operating loss carryforwards of $29 million at December 31, 2010 will expire beginning in 2020. State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011. Foreign net operating loss carryforwards of $38 million at December 31, 2010 were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital loss carryforwards of $35 million at December 31, 2010 will expire beginning in 2014. Tax credit carryforwards were $287 million at December 31, 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain state and foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $4 million related to certain state and foreign net operating loss carryforwards and an increase of $8 million related to certain foreign capital loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

     At December 31, 2010, the Company's total amount of unrecognized tax benefits was $499 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $432 million. The total amount of unrecognized tax benefits decreased by $93 million from December 31, 2009 primarily due to decreases for tax positions of prior years and settlements reached with the IRS. Settlements with tax authorities amounted to $31 million, all of which was reclassified to current and deferred income tax payable, as applicable, with $1 million paid in 2010.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009 and $2 million reduced current income tax expense.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010   2009    2008
                                                              ----   ----   -----
                                                                 (IN MILLIONS)
Balance at January 1,.......................................  $592   $593   $ 655
Additions for tax positions of prior years..................     2     42       4
Reductions for tax positions of prior years.................   (54)   (30)    (33)
Additions for tax positions of current year.................     2     34     120
Reductions for tax positions of current year................    (1)    (2)    (12)
Settlements with tax authorities............................   (31)   (45)   (135)
Lapses of statutes of limitations...........................   (11)    --      (6)
                                                              ----   ----   -----
Balance at December 31,.....................................  $499   $592   $ 593
                                                              ====   ====   =====



     During the year ended December 31, 2010, the Company recognized $27 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2010, the Company had $176 million of accrued interest associated with the liability for unrecognized tax benefits. The $4 million increase from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $27 million of interest expense and a $23 million decrease primarily resulting from the aforementioned IRS settlements. Of the $23 million decrease, $9 million has been reclassified to current income tax payable of which $2 million was paid in 2010. The remaining $14 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million was reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $38 million and $101 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $10 million related to a true-up of the 2008 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2010.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,513    68,804    74,027
Number of new claims during the year...................    5,670     3,910     5,063
Settlement payments during the year (1)................  $  34.9   $  37.6   $  99.0


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2010.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the United States commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint seeks injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et. al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the United States. Homer City OL6 LLC is a defendant in this action. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and a third party for past costs and for future environmental testing costs at the Chemform Site.

     Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Retained Asset Account Matters

     The New York Attorney General announced on July 29, 2010 that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company and other insurance carriers. The Company received the subpoena on July 30, 2010. The Company also has received requests for documents and information from U.S. congressional committees and members as well as various state regulatory bodies, including the New York State Insurance Department (the "Department"). It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Company's retained asset account known as the Total Control Account ("TCA"), but management believes that the Company's consolidated financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit. Metropolitan Life Insurance Company is a defendant in lawsuits related to the TCA. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

     Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed March 28, 2008). This putative class action lawsuit alleges breach of contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. On September 20, 2010, plaintiff filed a Notice of Appeal to the United States Court of Appeals for the Ninth Circuit.

     Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed December 4, 2008). This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On November 24, 2009, plaintiffs filed a Notice of Appeal to the United States Court of Appeals for the Second Circuit.

     Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees Group Life Insurance program. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has stayed. On November 22, 2010, Metropolitan Life Insurance Company filed a motion to dismiss.

  Other Litigation

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc ("MSI"). Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the district court granted defendants' motion for summary judgment. On February 2, 2011, the United States Court of Appeals for the Tenth Circuit affirmed the judgment of the district court granting Metropolitan Life Insurance Company's and MSI's summary judgment motion.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

     Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in this lawsuit. Metropolitan Life Insurance Company is currently not a party to the Kang v. Sun Life lawsuit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $42    $40
  Premium tax offsets currently available for paid assessments.....     7      8
                                                                      ---    ---
                                                                      $49    $48
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $63    $60
                                                                      ===    ===



     Net assessments levied against the Company were $3 million and $2 million for the years ended December 31, 2010 and 2008, respectively. Net assessments levied against the Company were insignificant for the year ended December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                 GROSS
                                                           RENTAL   SUBLEASE    RENTAL
                                                           INCOME    INCOME    PAYMENTS
                                                           ------   --------   --------
                                                                   (IN MILLIONS)
2011.....................................................   $359       $15       $192
2012.....................................................   $310       $14       $167
2013.....................................................   $273       $13       $155
2014.....................................................   $232       $10       $116
2015.....................................................   $184       $ 6       $106
Thereafter...............................................   $461       $44       $909


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City, Queens to Manhattan. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and Manhattan, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.6 billion at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $1,997 million and $763 million at December 31, 2010 and 2009, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2010, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $3 million at both December 31, 2010 and 2009, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $309 million and $355 million for the years ended December 31, 2010 and 2009, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was less than $1 million and $70 million for the years ended December 31, 2010 and 2009, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2010     2009     2010     2009
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,...................  $6,287   $5,993   $1,829   $1,616
  Service costs....................................     150      147       17       22
  Interest costs...................................     375      374      111      123
  Plan participants' contributions.................      --       --       33       30
  Net actuarial (gains) losses.....................     277      393       68      350
  Settlements and curtailments.....................       6       12       --       --
  Change in benefits...............................      --       (7)     (81)    (167)
  Net transfer in (out) of controlled group........      --     (251)     (17)      --
  Prescription drug subsidy........................      --       --       12       12
  Benefits paid....................................    (405)    (374)    (153)    (157)
                                                     ------   ------   ------   ------
Benefit obligation at December 31,.................   6,690    6,287    1,819    1,829
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at January 1,............   5,419    5,516    1,118    1,010
  Actual return on plan assets.....................     673      486       98      135
  Plan participants' contributions.................      --       --       33        2
  Employer contribution............................     289       57       87        4
  Net transfer in (out) of controlled group........      --     (266)     (12)      --
  Benefits paid....................................    (405)    (374)    (140)     (33)
                                                     ------   ------   ------   ------
  Fair value of plan assets at December 31,........   5,976    5,419    1,184    1,118
                                                     ------   ------   ------   ------
Funded status at December 31,......................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $  107   $   --   $   --   $   --
  Other liabilities................................    (821)    (868)    (635)    (711)
                                                     ------   ------   ------   ------
     Net amount recognized.........................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,058   $2,226   $  399   $  388
  Prior service costs (credit).....................      16       22     (287)    (289)
                                                     ------   ------   ------   ------
     Accumulated other comprehensive (income)
       loss........................................   2,074    2,248      112       99
Deferred income tax (benefit)......................    (717)    (786)     (40)     (34)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss,
     net of income tax.............................  $1,357   $1,462   $   72   $   65
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension benefit plans were as follows:

                                                             NON-QUALIFIED
                                         QUALIFIED PLAN           PLAN               TOTAL
                                        ---------------     ---------------     ---------------
                                                              DECEMBER 31,
                                        -------------------------------------------------------
                                         2010     2009       2010      2009      2010     2009
                                        ------   ------     -----     -----     ------   ------
                                                             (IN MILLIONS)
Aggregate fair value of plan assets...  $5,976   $5,419     $  --     $  --     $5,976   $5,419
Aggregate projected benefit
  obligation..........................   5,869    5,500       821       787      6,690    6,287
                                        ------   ------     -----     -----     ------   ------
Over (under) funded...................  $  107   $  (81)    $(821)    $(787)    $ (714)  $ (868)
                                        ======   ======     =====     =====     ======   ======



     The accumulated benefit obligations for all defined benefit pension plans were $6,393 million and $5,941 million at December 31, 2010 and 2009, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Projected benefit obligation......................................  $821   $787
Accumulated benefit obligation....................................  $748   $703
Fair value of plan assets.........................................  $ --   $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                      2010    2009     2010     2009
                                                      ----   ------   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $821   $6,254   $1,819   $1,829
Fair value of plan assets...........................  $ --   $5,400   $1,184   $1,118


     Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

     i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

     iv) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     v) Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

          vi) Amortization of Prior Service Costs -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

     The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                                PENSION BENEFITS            BENEFITS
                                             ----------------------   -------------------
                                                       YEARS ENDED DECEMBER 31,
                                             --------------------------------------------
                                              2010    2009    2008    2010    2009   2008
                                             -----   -----   ------   ----   -----   ----
                                                             (IN MILLIONS)
Net Periodic Benefit Costs:
  Service costs............................  $ 150   $ 147   $  159   $ 17   $  22   $ 20
  Interest costs...........................    375     374      375    111     123    101
  Settlement and curtailment costs.........      8      18       --     --      --     --
  Expected return on plan assets...........   (422)   (414)    (517)   (79)    (74)   (88)
  Amortization of net actuarial (gains)
     losses................................    192     223       24     38      43     --
  Amortization of prior service costs
     (credit)..............................      6       8       15    (83)    (36)   (36)
                                             -----   -----   ------   ----   -----   ----
       Total net periodic benefit costs....    309     356       56      4      78     (3)
                                             -----   -----   ------   ----   -----   ----
Other Changes in Plan Assets and Benefit
  Obligations
  Recognized in Other Comprehensive Income
     (Loss):
  Net actuarial (gains) losses.............     24     251    1,563     49     284    258
  Prior service costs (credit).............     --     (12)     (19)   (81)   (167)    37
  Amortization of net actuarial gains
     (losses)..............................   (192)   (223)     (24)   (38)    (43)    --
  Amortization of prior service (costs)
     credit................................     (6)     (8)     (15)    83      36     36
                                             -----   -----   ------   ----   -----   ----
     Total recognized in other
       comprehensive income (loss).........   (174)      8    1,505     13     110    331
                                             -----   -----   ------   ----   -----   ----
       Total recognized in net periodic
          benefit costs and other
          comprehensive income (loss)......  $ 135   $ 364   $1,561   $ 17   $ 188   $328
                                             =====   =====   ======   ====   =====   ====



     For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of ($174) million and other postretirement benefits of $13 million for an aggregate reduction in other comprehensive income
(loss) of ($161) million before income tax and ($98) million, net of income tax.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $171 million and $5 million, respectively.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $34 million and ($108) million, respectively.

     The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                  DECEMBER 31,
                                                              -------------------
                                                               2010   2009   2008
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Cumulative reduction in other postretirement benefits
  obligations:
  Balance at January 1,.....................................  $ 247   $317   $299
  Service costs.............................................      3      2      5
  Interest costs............................................     16     16     20
  Net actuarial gains (losses)..............................   (255)   (76)     3
  Prescription drug subsidy.................................    (11)   (12)   (10)
                                                              -----   ----   ----
     Balance at December 31,................................  $  --   $247   $317
                                                              =====   ====   ====




                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Reduction in net periodic other postretirement benefit
  costs:
  Service costs.............................................   $ 3       $ 2       $ 5
  Interest costs............................................    16        16        20
  Amortization of net actuarial gains (losses)..............    10        11        --
                                                               ---       ---       ---
     Total reduction in net periodic benefit costs..........   $29       $29       $25
                                                               ===       ===       ===



     The Company received subsidies of $8 million, $12 million and $12 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2010        2009      2010    2009
                                                ---------   ---------   -----   -----
                                                              (IN MILLIONS)
Weighted average discount rate................      5.80%       6.25%   5.80%   6.25%
Rate of compensation increase.................  3.5%-7.5%   2.0%-7.5%     N/A     N/A


     Assumptions used in determining net periodic benefit costs were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                           PENSION BENEFITS                 BENEFITS
                                   -------------------------------   ---------------------
                                                         DECEMBER 31,
                                   -------------------------------------------------------
                                      2010        2009       2008     2010    2009    2008
                                   ---------   ---------   -------   -----   -----   -----
                                                        (IN MILLIONS)
Weighted average discount rate...      6.25%       6.60%     6.65%   6.25%   6.60%   6.65%
Weighted average expected rate of
  return on plan assets..........      8.00%       8.25%     8.25%   7.20%   7.36%   7.33%
Rate of compensation increase....  3.5%-7.5%   3.5%-7.5%   3.5%-8%     N/A     N/A     N/A


     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2011 is currently anticipated to be 7.25% for pension benefits and postretirement medical benefits and 5.25% for postretirement life benefits.

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2010                             2009
                                ------------------------------   ------------------------------
                                                         (IN MILLIONS)
Pre-and Post-Medicare eligible  7.8% in 2011, gradually          8.2% in 2010, gradually
  claims......................  decreasing each year until       decreasing each year until
                                2083 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.4%.                    rate of 4.1%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest costs components...      $ 8          $  (8)
Effect of accumulated postretirement benefit obligation....      $86          $(104)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

     The comparative presentation of the 2009 plan assets has been realigned to conform to the 2010 presentation to disclose the estimated fair value of the underlying assets of each separate account at the security level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2010
                              -----------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                           OTHER POSTRETIREMENT BENEFITS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................      $   --        $1,444         $ 45         $1,489        $ --          $ 67           $ 4
  Federal agencies.........          --           165           --            165          --            15            --
  Foreign bonds............          --           138            4            142          --             3            --
  Municipals...............          --           129           --            129          --            37             1
  Preferred stocks.........          --             4           --              4          --            --            --
  U.S. government bonds....         614           129           --            743          82            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total fixed maturity
       securities..........         614         2,009           49          2,672          82           122             5
                                 ------        ------         ----         ------        ----          ----           ---
Equity securities:
  Common
     stock -- domestic.....       1,329            88          228          1,645         359             3            --
  Common stock -- foreign..         436            --           --            436          77            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total equity
       securities..........       1,765            88          228          2,081         436             3            --
                                 ------        ------         ----         ------        ----          ----           ---
Money market securities....         189            95           --            284           1             1            --
Pass-through securities....          --           303            2            305          --            73             6
Derivative securities......           2            (4)          (1)            (3)         --            --            --
Short-term investments.....         (10)           96           --             86           8           443            --
Other invested assets......          --            59          446            505          --            --            --
Other receivables..........          --            37           --             37          --             3            --
Securities receivable......          --            66           --             66          --             2            --
                                 ------        ------         ----         ------        ----          ----           ---
       Total assets........      $2,560        $2,749         $724         $6,033        $527          $647           $11
                                 ======        ======         ====         ======        ====          ====           ===
LIABILITIES
Securities payable.........      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ------        ------         ----         ------        ----          ----           ---
       Total liabilities...      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ======        ======         ====         ======        ====          ====           ===
          Total assets and
            liabilities....      $2,560        $2,692         $724         $5,976        $527          $646           $11
                                 ======        ======         ====         ======        ====          ====           ===

                               DECEMBER
                               31, 2010
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                               BENEFITS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................     $   71
  Federal agencies.........         15
  Foreign bonds............          3
  Municipals...............         38
  Preferred stocks.........         --
  U.S. government bonds....         82
                                ------
     Total fixed maturity
       securities..........        209
                                ------
Equity securities:
  Common
     stock -- domestic.....        362
  Common stock -- foreign..         77
                                ------
     Total equity
       securities..........        439
                                ------
Money market securities....          2
Pass-through securities....         79
Derivative securities......         --
Short-term investments.....        451
Other invested assets......         --
Other receivables..........          3
Securities receivable......          2
                                ------
       Total assets........     $1,185
                                ======
LIABILITIES
Securities payable.........     $    1
                                ------
       Total liabilities...     $    1
                                ======
          Total assets and
            liabilities....     $1,184
                                ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                               -------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                         OTHER POSTRETIREMENT BENEFITS
                               --------------------------------------------------   --------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                           FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                 REPORTING DATE USING
                               --------------------------------------               --------------------------------------
                                 QUOTED                                               QUOTED
                                 PRICES                                               PRICES
                               IN ACTIVE                                            IN ACTIVE
                                MARKETS    SIGNIFICANT                               MARKETS    SIGNIFICANT
                                  FOR         OTHER       SIGNIFICANT     TOTAL        FOR         OTHER       SIGNIFICANT
                               IDENTICAL    OBSERVABLE   UNOBSERVABLE   ESTIMATED   IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                 ASSETS       INPUTS        INPUTS         FAIR       ASSETS       INPUTS        INPUTS
                               (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE     (LEVEL 1)    (LEVEL 2)      (LEVEL 3)
                               ---------   -----------   ------------   ---------   ---------   -----------   ------------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   --       $1,385         $ 64         $1,449       $ --         $ 48          $ --
  Federal agencies..........        (39)         133           --             94         --           30            --
  Foreign bonds.............         --          138            5            143         --            3            --
  Municipals................         --           53           --             53         --           21            --
  Preferred stocks..........         --            2           --              2         --           --            --
  U.S. government bonds.....        303           48           --            351         45           --            --
  U.S. treasury notes.......         --           --           --             --         12           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total fixed maturity
       securities...........        264        1,759           69          2,092         57          102            --
                                 ------       ------         ----         ------       ----         ----          ----
Equity securities:
  Common stock -- domestic..      1,487          227          229          1,943        342            6            --
  Common stock -- foreign...        372           --           --            372         72           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total equity
       securities...........      1,859          227          229          2,315        414            6            --
                                 ------       ------         ----         ------       ----         ----          ----
Money market securities.....         69           54           --            123         12            1            --
Pass-through securities.....          1          357           66            424         --           75             9
Derivative securities.......          2           --           --              2         --           --            --
Short-term investments......         --          109           --            109         --          442            --
Other invested assets.......         --           --          354            354         --           --            --
                                 ------       ------         ----         ------       ----         ----          ----
       Total assets.........     $2,195       $2,506         $718         $5,419       $483         $626           $ 9
                                 ======       ======         ====         ======       ====         ====          ====

                                DECEMBER
                                31, 2009
                               ---------
                                 OTHER
                                POSTRE-
                                TIREMENT
                                BENEFITS
                               ---------
                                 TOTAL
                               ESTIMATED
                                  FAIR
                                 VALUE
                               ---------
                                  (IN
                               MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   48
  Federal agencies..........         30
  Foreign bonds.............          3
  Municipals................         21
  Preferred stocks..........         --
  U.S. government bonds.....         45
  U.S. treasury notes.......         12
                                 ------
     Total fixed maturity
       securities...........        159
                                 ------
Equity securities:
  Common stock -- domestic..        348
  Common stock -- foreign...         72
                                 ------
     Total equity
       securities...........        420
                                 ------
Money market securities.....         13
Pass-through securities.....         84
Derivative securities.......         --
Short-term investments......        442
Other invested assets.......         --
                                 ------
       Total assets.........     $1,118
                                 ======



     The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1   This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

              Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                                      TOTAL
                                               REALIZED/UNREALIZED
                                             GAINS (LOSSES) INCLUDED
                                                       IN:
                                            ------------------------     PURCHASES,
                                                           OTHER           SALES,
                                 BALANCE,              COMPREHENSIVE   ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                                JANUARY 1,  EARNINGS   INCOME (LOSS)    SETTLEMENTS      LEVEL 3      OF LEVEL 3   DECEMBER 31,
                                ----------  --------   -------------   -------------  -------------  ------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
PENSION:
Fixed maturity securities:
  Corporate...................     $ 64       $ --          $ 7             $(17)          $ 4           $(13)         $ 45
  Foreign bonds...............        5         --            1               (2)           --             --             4
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       69         --            8              (19)            4            (13)           49
                                   ----       ----          ---             ----           ---           ----          ----
Equity securities:
  Common stock -- domestic....      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
     Total equity securities..      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
Pass-through securities.......       66        (11)          13              (67)            2             (1)            2
Derivative securities.........       --          2           (2)              (1)           --             --            (1)
Other invested assets.........      354         74           (4)              22            --             --           446
                                   ----       ----          ---             ----           ---           ----          ----
       Total pension assets...     $718       $ 65          $13             $(64)          $ 6           $(14)         $724
                                   ====       ====          ===             ====           ===           ====          ====
OTHER POSTRETIREMENT:
Fixed maturity securities:
  Corporate...................     $ --       $ --          $ 1             $ --           $ 3           $ --          $  4
  Municipals..................       --         --           --               --             1             --             1
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       --         --            1               --             4             --             5
Pass-through securities.......        9         (4)           1               (1)            1             --             6
                                   ----       ----          ---             ----           ---           ----          ----
       Total other
          postretirement
          assets..............     $  9       $ (4)         $ 2             $ (1)          $ 5           $ --          $ 11
                                   ====       ====          ===             ====           ===           ====          ====
          Total assets........     $727       $ 61          $15             $(65)          $11           $(14)         $735
                                   ====       ====          ===             ====           ===           ====          ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   TOTAL REALIZED/UNREALIZED
                                                    GAINS (LOSSES) INCLUDED
                                                              IN:
                                                   -------------------------    PURCHASES,
                                                                   OTHER          SALES,     TRANSFER INTO
                                        BALANCE,               COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                       JANUARY 1,  EARNINGS    INCOME (LOSS)   SETTLEMENTS     OF LEVEL 3   DECEMBER 31,
                                       ----------  --------    -------------  -------------  -------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
PENSION:
Fixed maturity securities:
  Corporate..........................     $ 54       $ (5)         $  20           $ (3)          $(2)          $ 64
  Foreign bonds......................        4         (1)             5             (3)           --              5
                                          ----       ----          -----           ----           ---           ----
     Total fixed maturity
       securities....................       58         (6)            25             (6)           (2)            69
                                          ----       ----          -----           ----           ---           ----
Equity securities:
  Common stock -- domestic...........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
     Total equity securities.........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
Pass-through securities..............       76         (2)             8            (23)            7             66
Derivative securities................       38         34            (37)           (35)           --             --
Other invested assets................      372          4            (56)            34            --            354
                                          ----       ----          -----           ----           ---           ----
       Total pension assets..........     $981       $ 30          $(280)          $(18)          $ 5           $718
                                          ====       ====          =====           ====           ===           ====
OTHER POSTRETIREMENT:
Pass-through securities..............     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ----       ----          -----           ----           ---           ----
       Total other postretirement....     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ====       ====          =====           ====           ===           ====
          Total assets...............     $994       $ 13          $(263)          $(22)          $ 5           $727
                                          ====       ====          =====           ====           ===           ====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The tables below summarize the actual weighted average allocation by major asset class for the Invested Plans:

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2010:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        50% to 80%              20% to 50%                 --
  Corporate...........................               24%                     10%                 --
  Federal agency......................                3                       2                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                2                       5                  --
  U.S. government bonds...............               12                      11                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               44%                     28%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......         0% to 40%              50% to 80%                 --
  Common stock -- domestic............               27%                     49%                 --
  Common stock -- foreign.............                8                      10                  --
                                              ---------               ---------                 ---
     Total equity securities..........               35%                     59%                 --
                                              ---------               ---------                 ---
Money market securities...............                5%                     --%                 --
Pass-through securities...............                5                      11                  --
Short-term investments................                1                       1                 100%
Other invested assets.................                8                      --                  --
Other receivables.....................                1                       1                  --
Securities receivable.................                1                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2009:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        35% to 55%              10% to 40%                 --
  Corporate...........................               26%                      7%                 --
  Federal agency......................                2                       4                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                1                       3                  --
  U.S. government bonds...............                6                       7                  --
  U.S. treasury notes.................               --                       2                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               38%                     23%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......        25% to 45%              50% to 80%                 --
  Common stock -- domestic............               36%                     52%                 --
  Common stock -- foreign.............                7                      11                  --
                                              ---------               ---------                 ---
     Total equity securities..........               43%                     63%                 --
                                              ---------               ---------                 ---
Money market securities...............                2%                      2%                 --
Pass-through securities...............                8                      12                  --
Short-term investments................                2                      --                 100%
Other invested assets.................                7                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===



     The target ranges in the tables above are forward-looking as of the dates presented.

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for both of the years ended December 31, 2010 and 2009. No contributions will be required for 2011. The Company made discretionary contributions of $219 million to the qualified pension plan during the year ended December 31, 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company expects to make additional discretionary contributions to the qualified pension plan of $152 million in 2011.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $70 million and $57 million for the years ended December 31, 2010 and 2009, respectively. These payments are expected to be at approximately the same level in 2011.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $153 million and $157 million for the years ended December 31, 2010 and 2009, respectively.

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2011. As noted previously, the Subsidiaries no longer expect to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                              OTHER
                                                               PENSION   POSTRETIREMENT
                                                              BENEFITS      BENEFITS
                                                              --------   --------------
                                                                    (IN MILLIONS)
2011........................................................   $  399         $117
2012........................................................   $  400         $119
2013........................................................   $  405         $120
2014........................................................   $  422         $121
2015........................................................   $  430         $122
2016-2020...................................................   $2,375         $622


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $46 million, $42 million and $42 million for the years ended December 31, 2010, 2009 and 2008, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $767 million, $689 million and ($1,090) million for the years ended December 31, 2010, 2009 and 2008, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $79 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2010, 2009 and 2008, MetLife, Inc. contributed and paid $3 million, $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Description of Plans for Employees and Agents -- General Terms

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards were made under the 2000 Stock Plan in 2010.

     Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

     The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2010, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 40,477,451. Stock Option exercises and other awards settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

     Of the stock-based compensation for the years ended December 31, 2010, 2009 and 2008, 79%, 88% and 89%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

     Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Compensation Expense Related to Stock-Based Compensation

     The components of compensation expense related to stock-based compensation is as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----      ----   ----
                                                                    (IN MILLIONS)
Stock Options.............................................       $39       $48   $ 44
Performance Shares (1)....................................        19        10     64
Restricted Stock Units....................................         9         3      2
                                                                 ---       ---   ----
Total compensation expenses related to the Incentive
  Plans...................................................       $67       $61   $110
                                                                 ===       ===   ====
Income tax benefits.......................................       $23       $21   $ 38
                                                                 ===       ===   ====



--------

   (1) Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

     At December 31, 2010, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 87%, 65% and 88%, respectively.

     The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                                                  DECEMBER 31, 2010
                                                          --------------------------------
                                                                          WEIGHTED AVERAGE
                                                             EXPENSE           PERIOD
                                                          -------------   ----------------
                                                          (IN MILLIONS)        (YEARS)
Stock Options...........................................       $39              1.73
Performance Shares......................................       $30              1.74
Restricted Stock Units..................................       $14              1.87


  Stock Options

     Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the activity related to Stock Options for the year ended December 31, 2010 is as follows:

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM        VALUE (1)
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2010.........   30,152,405         $38.51            5.50           $ --
Granted (2)............................    4,683,144         $35.06
Exercised..............................   (1,742,003)        $29.74
Expired................................     (154,947)        $47.78
Forfeited..............................     (236,268)        $34.64
                                          ----------
Outstanding at December 31, 2010.......   32,702,331         $38.47            5.30           $195
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2010.................................   31,930,964         $38.62            5.21           $186
                                          ==========         ======            ====           ====
Exercisable at December 31, 2010.......   23,405,998         $40.43            4.00           $ 94
                                          ==========         ======            ====           ====



--------

   (1) The aggregate intrinsic value was computed using the closing share price on December 31, 2010 of $44.44 and December 31, 2009 of $35.35, as applicable.

   (2) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $53 million.

     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2010          2009          2008
                                               -----------   -----------   -----------
Dividend yield...............................     2.11%         3.15%         1.21%
Risk-free rate of return.....................  0.35%-5.88%   0.73%-6.67%   1.91%-7.21%
Expected volatility..........................     34.41%        44.39%        24.85%
Exercise multiple............................      1.75          1.76          1.73
Post-vesting termination rate................     3.64%         3.70%         3.05%
Contractual term (years).....................       10            10            10
Expected life (years)........................       7             6             6
Weighted average exercise price of stock
  options granted............................     $35.06        $23.61        $59.48
Weighted average fair value of stock options
  granted....................................     $11.29        $8.37         $17.51


     MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principle for the non-employee insurance agent, who exercised the Stock Option.

     The following table presents a summary of Stock Option exercise activity for the:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Total intrinsic value of stock options exercised.........        $22        $ 1    $36
Cash received from exercise of stock options.............        $52        $ 8    $45
Tax benefit realized from stock options exercised........        $ 8        $--    $13


  Performance Shares

     Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. A performance factor of 0.94 was applied for the January 1, 2007 -- December 31, 2009 performance period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents a summary of Performance Share activity for the year ended December 31, 2010:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1, 2010..........................   3,493,435         $38.43
Granted (1).............................................   1,528,065         $32.24
Forfeited...............................................     (58,176)        $30.06
Payable (2).............................................    (807,750)        $60.83
                                                           ---------
Outstanding at December 31, 2010........................   4,155,574         $31.91
                                                           =========         ======
Performance Shares expected to vest at December 31,
  2010..................................................   3,972,769         $33.40
                                                           =========         ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $49 million.

   (2) Includes both shares paid and shares deferred for later payment.

     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2010, the three year performance period for the 2008 Performance Share grants was completed, but the performance factor has not yet been calculated. Included in the immediately preceding table are 824,825 outstanding Performance Shares to which the performance factor will be applied.

  Restricted Stock Units

     Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

     The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2010:

-------------------------------------------------------------------------------------------
                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1, 2010........................       393,362            $28.05
Granted (1)...........................................       607,200            $32.32
Forfeited.............................................       (31,275)           $27.31
Payable (2)...........................................       (32,115)           $63.32
                                                             -------
Outstanding at December 31, 2010......................       937,172            $29.63
                                                             =======            ======
Restricted Stock Units expected to vest at December
  31, 2010............................................       937,172            $29.63
                                                             =======            ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $20 million.

   (2) Includes both shares paid and shares deferred for later payment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2,066 million, $1,221 million and ($338) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Department, was $13.2 billion and $12.6 billion at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2011 without prior regulatory approval is $1,321 million.

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay in 2011 without prior regulatory approval is $107 million.

     For the years ended December 31, 2010, 2009 and 2008, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $397 million, $148 million and $48 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                         ----------------------------
                                                           2010      2009      2008
                                                         -------   -------   --------
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year.............................................  $ 7,350   $12,267   $(18,334)
Income tax effect of holding gains (losses)............   (2,568)   (4,233)     6,273
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income.......................................      (74)    1,021      1,214
  Amortization of premiums and accretion of discounts
     associated with investments.......................     (471)     (459)      (504)
Income tax effect......................................      190      (194)      (245)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts...............   (2,329)   (1,948)     3,592
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts.................      814       672     (1,231)
Unrealized investment loss on dividend of interests in
  subsidiary...........................................       --        --         88
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary..................       --        --        (46)
                                                         -------   -------   --------
Net unrealized investment gains (losses), net of income
  tax..................................................    2,912     7,126     (9,193)
Foreign currency translation adjustments, net of income
  tax..................................................      (16)      (92)      (247)
Defined benefit plans adjustment, net of income tax....       98       (90)    (1,149)
                                                         -------   -------   --------
Other comprehensive income (loss)......................    2,994     6,944    (10,589)
Other comprehensive income (loss) attributable to
  noncontrolling interests.............................       (6)        5         --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        150
Foreign currency translation adjustments attributable
  to noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        107
Defined benefit plans adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --         (4)
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle..    2,988     6,949    (10,336)
Cumulative effect of change in accounting principle,
  net of income tax expense (benefit) of $6 million,
  ($19) million and $0 (see Note 1)....................       10       (36)        --
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company..................  $ 2,998   $ 6,913   $(10,336)
                                                         =======   =======   ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,230   $2,433   $2,482
Pension, postretirement & postemployment benefit costs...     331      411      108
Commissions..............................................     651      758      901
Volume-related costs.....................................     173       36       29
Affiliated interest costs on ceded reinsurance...........   1,386    1,236    1,072
Capitalization of DAC....................................    (804)    (857)    (901)
Amortization of DAC and VOBA.............................     950      415    1,081
Interest expense on debt and debt issue costs............     217      166      192
Premium taxes, licenses & fees...........................     288      317      275
Professional services....................................     743      701      740
Rent, net of sublease income.............................     147      262      264
Other....................................................     (53)     131      335
                                                           ------   ------   ------
Total other expenses.....................................  $6,259   $6,009   $6,578
                                                           ======   ======   ======



  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUE COSTS

     See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issue costs includes interest expense related to CSEs of $15 million for the year ended December 31, 2010, and $0 for both of the years ended December 31, 2009 and 2008. See Note 3.

  AFFILIATED EXPENSES

     Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

     See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2011. This initiative is focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----     -----   ----
                                                                    (IN MILLIONS)
Balance at January 1,......................................     $ 19     $  61    $--
  Severance charges........................................       14        70     67
  Change in severance charge estimates.....................       (2)       (8)    (6)
  Cash payments............................................      (28)     (104)    --
                                                                ----     -----    ---
Balance at December 31,....................................     $  3     $  19    $61
                                                                ====     =====    ===
Restructuring charges incurred in current period...........     $ 12     $  62    $61
                                                                ====     =====    ===
Total restructuring charges incurred since inception of
  program..................................................     $135     $ 123    $61
                                                                ====     =====    ===



     For the years ended December 31, 2010, 2009 and 2008, the change in severance charge estimates of ($2) million, ($8) million and ($6) million, respectively, was due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

     Management anticipates further restructuring charges, including severance, lease and asset impairments, will be incurred during the year ending December 31, 2011. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2010.

17.  BUSINESS SEGMENT INFORMATION

     The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, short- and long-term disability, long-term care and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products. In the fourth quarter of 2010, management realigned certain income annuity products within the Company's segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period results for these segments have been adjusted by $29 million and $13 million of operating losses, net of $15 million and $8 million of income tax benefits, for the years ended December 31, 2009 and 2008, respectively, to reflect such product reclassifications.

     Corporate & Other contains the excess capital not allocated to the segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is the Company's measure of segment performance reported below. Operating earnings does not equate to income
(loss) from continuing operations, net of income tax or net income (loss) as determined in accordance with GAAP and should not be viewed as a substitute for those GAAP measures. The Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses) and net derivative gains (losses); (ii) less amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses); (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment; and (iv) plus income from discontinued real estate operations.

     Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities; (ii) less costs related to noncontrolling interests; (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses); and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

     In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization entities that are VIEs as required under GAAP.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2010, 2009 and 2008 and at December 31, 2010 and 2009. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2010     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,615      $  608       $1,295      $    1    $18,519      $  --         $18,519
Universal life and investment-
  type
  product policy fees.........     1,363         515          196          --      2,074          1           2,075
Net investment income.........     5,344       2,274        3,830         146     11,594         11          11,605
Other revenues................       444          78          239         964      1,725         --           1,725
Net investment gains
  (losses)....................        --          --           --          --         --       (170)           (170)
Net derivative gains
  (losses)....................        --          --           --          --         --       (266)           (266)
                                 -------      ------       ------      ------    -------      -----         -------
  Total revenues..............    23,766       3,475        5,560       1,111     33,912       (424)         33,488
                                 -------      ------       ------      ------    -------      -----         -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,299         978        2,875         (18)    22,134         16          22,150
Interest credited to
  policyholder
  account balances............       507         712        1,251          --      2,470         53           2,523
Capitalization of DAC.........      (398)       (392)         (14)         --       (804)        --            (804)
Amortization of DAC and VOBA..       546         262           15           1        824        126             950
Interest expense on debt......         4           4            5         189        202         15             217
Other expenses................     2,968       1,320          425       1,181      5,894          2           5,896
                                 -------      ------       ------      ------    -------      -----         -------
  Total expenses..............    21,926       2,884        4,557       1,353     30,720        212          30,932
                                 -------      ------       ------      ------    -------      -----         -------
Provision for income tax
  expense
  (benefit)...................       645         208          350        (208)       995       (213)            782
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,195      $  383       $  653      $  (34)     2,197
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                      (424)
  Total expenses..............                                                      (212)
  Provision for income tax
     (expense) benefit........                                                       213
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 1,774                    $ 1,774
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2010:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $123,915     $77,633     $143,530    $30,329    $375,407
SEPARATE ACCOUNT ASSETS.....................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829
SEPARATE ACCOUNT LIABILITIES................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  553       $1,414      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type
  product policy fees.........     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       2,006        3,466        (328)    10,112          77         10,189
Other revenues................       511          73          230         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (1,667)        (1,667)
Net derivative gains
  (losses)....................        --          --           --          --         --      (4,428)        (4,428)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       3,073        5,255         608     32,552      (6,023)        26,529
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,447         922        2,879           7     22,255          19         22,274
Interest credited to
  policyholder
  account balances............       513         754        1,366          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense on debt......         2          --            1         163        166          --            166
Other expenses................     3,145       1,391          422       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    22,121       2,864        4,668       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       498          61          187        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  148       $  400      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                    (6,023)
  Total expenses..............                                                       193
  Provision for income tax
     (expense) benefit........                                                     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $(2,533)                   $(2,533)
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $117,867     $70,201     $125,811    $29,078    $342,957
SEPARATE ACCOUNT ASSETS.....................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377
SEPARATE ACCOUNT LIABILITIES................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  564       $1,933      $   10    $18,444     $    --        $18,444
Universal life and investment-
  type
  product policy fees.........     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,754        4,279        (119)    11,062          52         11,114
Other revenues................       510          57          349         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --      (1,529)        (1,529)
Net derivative gains
  (losses)....................        --          --           --          --         --       5,001          5,001
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,110       2,959        6,745         857     33,671       3,526         37,197
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    17,637       1,009        3,500          22     22,168         247         22,415
Interest credited to
  policyholder
  account balances............       520         757        1,871           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense on debt......         1           2           --         189        192          --            192
Other expenses................     3,245       1,214          403       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    21,432       2,976        5,777       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       572         (25)         335        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $    8       $  633      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                     3,526
  Total expenses..............                                                      (420)
  Provision for income tax
     (expense) benefit........                                                    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 3,373                    $ 3,373
                                                                                 =======                    =======



     Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2010, 2009 and 2008. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $12 million, $11 million and $13 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $4 million and $55 million at December 31, 2010 and 2009, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations (see Note 2) in the consolidated statements of operations:

-----------------------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2008
                                                                  -----------------
Total revenues..................................................        $3,952
Total expenses..................................................         3,796
                                                                        ------
Income before provision for income tax..........................           156
Provision for income tax........................................            53
                                                                        ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company...........           103
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests......................            94
Loss in connection with the dividend of interests in subsidiary,
  net of income tax.............................................          (398)
                                                                        ------
Income (loss) from discontinued operations, net of income tax...        $ (201)
                                                                        ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and ceded amounts that reduced policyholder benefits and claims by $90 million for the year ended December 31, 2008 that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2,700 million, $2,965 million and $2,839 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,189 million, $1,074 million and $815 million for the years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2010, 2009 and 2008, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $1,770   $2,255   $2,172
Commissions..............................................     801      638      658
Volume-related costs.....................................    (269)    (284)    (309)
Professional services....................................     (18)      --       --
Rent.....................................................     (28)      --       --
Other....................................................    (745)    (718)    (497)
                                                           ------   ------   ------
  Total other expenses...................................  $1,511   $1,891   $2,024
                                                           ======   ======   ======



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Universal life and investment-type product policy fees...        $84        $55    $16
Other revenues...........................................        $34        $22    $17


     The Company had net payables to affiliates of $243 million and $205 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

  CREDIT FACILITY

     On February 1, 2011, MetLife, Inc. entered into a committed facility with a third-party bank to provide letters of credit for the benefit of Missouri Reinsurance (Barbados) Inc. ("MoRe"), a captive reinsurance subsidiary, to address its short-term solvency needs based on guidance from the regulator. This one-year facility provides for the issuance of letters of credit in amounts up to $350 million. Under the facility, a letter of credit for $250 million was issued on February 2, 2011 and increased to $295 million on February 23, 2011, which management believes satisfies MoRe's solvency requirements.

                     Metropolitan Life Separate Account UL

PART C. OTHER INFORMATION
        -----------------



ITEM 26. EXHIBITS

            (a)         Resolution of the Board of Directors of Metropolitan
                        Life effecting the establishment of Metropolitan Life
                        Separate Account UL 1
            (b)         None
            (c)   (i)   Form of Broker Agreement 1
                  (ii)  Forms of Selling Agreement 5
                  (iii) Form of Retail Sales Agreement 7
                  (iv)  Principal Underwriting Agreement 11
                  (v)   Enterprise Sales Agreement between MetLife Investors
                        Distribution  Company and broker-dealers dated
                        February 2010 14

            (d)   (i)   Flexible Premium Variable Life Policy 12
                  (ii)  Riders: Accelerated Death Benefit Rider, Accidental
                        Death Benefit Rider, Children's Term Insurance,
                        Guaranteed Minimum Death Benefit Rider, Guaranteed
                        Survivor Income Benefit Rider, Options to Purchase
                        Additional Insurance Coverage Rider, Overloan Protection
                        Rider, Waiver of Monthly Deduction Rider, Waiver of
                        Specified Premium Rider 12
            (e)   (i)   Enterprise Application for Policy 10
                  (ii)  Application Supplements 12
            (f)   (i)   Restated Charter and By-Laws of Metropolitan Life 2
                  (ii)  Amended Restated Charter and By-laws of Metropolitan
                        Life 4
                  (iii) Amended and Restated By-Laws of Metropolitan Life 11
            (g)         None
            (h)   (i)   Participation Agreement among Metropolitan Series Fund,
                        Inc., MetLife Advisers, LLC, MetLife Investors
                        Distribution Company and Metropolitan Life Insurance
                        Company (8/31/07) 9
                  (ii)  Participation Agreement among Met Investors Series
                        Trust, Metropolitan Life Insurance Company, Met
                        Investors Advisory Corp and MetLife Investors
                        Distribution Company 4
                  (iii) Participation Agreement among American Funds Insurance
                        Series, Capital Research and Management Company and
                        Metropolitan Life Insurance Company dated April 30th,
                        2001 3
                   (iv) First and Second Amendments to the Participation
                        Agreement with Met Investors Series Trust 13
                   (v)  Amendment to the American Funds Insurance Series
                        Participation Agreement dated April 30, 2010 15
            (i)         None
            (j)         None
            (k)         Opinion and Consent of Marie C. Swift as to the legality
                        of the securities being registered 12
            (l)         Actuarial Opinion and Consent
            (m)         Calculation Exhibit
            (n)         Consent of Independent Registered Public Accounting Firm
            (o)         None
            (p)         None
            (q)   (i)   Memoranda describing certain procedures filed pursuant
                        to Rule 6e-3(T)(b)(12)(iii) 1
                  (ii)  Addendum to Memoranda describing certain procedures
                        filed pursuant to Rule 6e-3(T)(b)(12)(iii) 8
            (r)         Powers of Attorney


----------
1 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-47927) filed on April 30, 1997.
2 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration

      Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.
3 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E of Form N-4 (File No. 333-52366) filed on August 3, 2001
4 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed on March 5, 2002.
5 Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.
6 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-122883) filed on February 17, 2005.
7 Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed on April 25, 2006.
8 Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2007.
9 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed September 10, 2007.
10 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147508) filed November 19, 2007.

11 Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed January 16, 2008.


12 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.


13 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.



14 Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's
      Registration Statement on Form N-4 (File No. 333-83716) as filed April 13, 2010.



15 Incorporated herein by reference to Exhibit (3)(d)(i) in Post-Effective Amendment No. 15 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) as filed on April 12, 2011.



ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR



Name and Principal Business Address       Position and Offices with Depositor
-----------------------------------       --------------------------------------
C. Robert Henrikson                       Chairman of the Board, President and
MetLife, Inc and Metropolitan Life        Chief Executive Officer
Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Sylvia Mathews Burwell                    Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Eduardo Castro-Wright                     Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AK 72716


Name and Principal Business Address       Position and Offices with Depositor
-----------------------------------       --------------------------------------
Cheryl W. Grise                           Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard                          Director
Dean and Russell L. Carson Professor
of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                             Director
Co-Founder and Senior
Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                      Director
President
American Express Company
200 Vesey Street
New York, NY 10285

James M. Kilts                            Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Catherine R. Kinney                       Director
Retired President and
Co-Chief Operating Officer
NYSE
1158 5th Avenue
New York, NY 10029

Hugh B. Price                             Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

Name and Principal Business Address       Position and Offices with Depositor
-----------------------------------       --------------------------------------

David Satcher                             Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                      Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760




Lulu C. Wang                              Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017


Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10166.




Name                                   Position with MetLife
----------------------------------     -----------------------------------------
C. Robert Henrikson                    Chairman of the Board, President and
                                       Chief Executive Officer

Jeffrey A. Welikson                    Senior Vice President and Secretary

Steven A. Kandarian*                   Executive Vice President and Chief
                                       Investment Officer

Nicholas D. Latrenta                   Executive Vice President and General
                                       Counsel

Maria R. Morris                        Executive Vice President, Technology
                                       and Operations

William J. Mullaney                    President, Institutional Business

Peter M. Carlson                       Executive Vice President and Chief
                                       Accounting Officer

William J. Toppeta                     President, International

William J. Wheeler                     Executive Vice President and Chief
                                       Financial Officer



* Effective May 1, 2011, Mr. Kandarian will become President and Chief Executive Officer.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

      The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2010

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2010. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     5.     Plaza Drive Properties, LLC (DE)

     6.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 87.98% is owned by MetLife, Inc., 12.01% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (TX)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)

            c)    MetLife Limited (Hong Kong)

      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            A. MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                              4)    MetLife Insurance and Investment Trust
                                    (Australia) - MetLife Insurance and
                                    Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited ("MIPL"). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2.    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong).

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   Krisman, Inc. (MO)

      29.   Special Multi-Asset Receivables Trust (DE)

      30.   White Oak Royalty Company (OK)

      31.   500 Grant Street GP LLC (DE)

      32. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      33.   MetLife Canada/MetVie Canada (Canada)

      34.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Associates LLC (DE)

      35.   Euro CL Investments LLC (DE)

      36.   MEX DF Properties, LLC (DE)

      37. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      38.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      39.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      40.   MLIC Asset Holdings, LLC (DE)

      41.   85 Broad Street Mezzanine LLC (DE)

            (a)   85 Broad Street LLC (DE)

      42.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      43. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      44. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC

            a.    MLGP Lakeside, LLC (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)

AB.   MetLife Reinsurance Company of Vermont (VT)

AC.   Delaware American Life Insurance Company (US)

      1.    GBN, LLC (US)

AD.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. Is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11. UBB - ALICO Zhivotozastrahovatelno Druzestvo AD (Bulgaria) - 40% of UBB-ALICO Zhivotozastrahovatelno Druzestvo is owned by ALICO and the remaining interests are owned by third parties.

      12.   Amcico Pojistovna A.S. (Czech Republic)

      13. Hellenic ALICO Life Insurance Company Ltd. (Cyprus) - 27.5% of Hellenic ALICO Life Insurance Company Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      14.   ALICO S.A. (France)

            a. ALICO Direct (France) - 50% of ALICO Direct is owned by ALICO S.A. and the remaining interests by AIG Europe, S.A.

            b.    ALICO Solutions S.A.S. (France)

      15. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      16. Hestis S.A. (France) - 66.06% of Hestis S.A. is owned by ALICO and the remaining interests are owned by third parties.

            a.    Hestis Courtage Sarl (France)

      17. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a.    First Hungarian-American Insurance Agency Limited (Hungary)

      18.   ALICO Life International Limited (Ireland)

      19.   ALICO Isle of Man Limited (Isle of Man)

      20.   ALICO Italia S.p.A. (Italy)

            a. Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      21. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a.    Amplico Services Sp z.o.o. (Poland)

            b.    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c. AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      22. AIG Polska Towartzystwo Ubezpieczen S.A. (AIG PTU) (Poland) - 0.748% of AIG PTU is owned by ALICO and the remaining interests are owned by third parties.

      23.   ALICO Asigurari Romania S.A. (Romania)

            a. ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A.is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

      24.   International Investment Holding Company Limited (Russia)

      25.   ALICO European Holdings Limited (Ireland)

            a.    ZAO Master D (Russia)

                  i. ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      26.   ALICO Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)

      27.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a.    ALICO Services Central Europe s.r.o. (Slovakia)

            b.    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      28. ALICO AIG Europe A.I.E. (Spain) - 50% of Alico AIG Europe A.I.E. is owned by ALICO and the remaining interests are owned by a third party.

      29.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      30.   ALICO Management Services Limited (United Kingdom)

      31.   ZEUS Aministration Services Limited (United Kingdom)

      32. ALICO Trustees (UK) Ltd. (UK) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      33.   PJSC ALICO Ukraine (Ukraine)

      34.   Borderland Investments Limited (USA-Delaware)

            a.    ALICO Hellas Single Member Limited Liability Company (Greece)

      35.   International Technical and Advisory Services Limited (USA-Delaware)

      36.   International Services Incorporated (Delaware)

      37.   ALICO Operations Inc. (USA-Delaware)

            a.    ALICO Asset Management Corp. (Japan)

      38. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      39. ALICO Compania de Suguros, S.A. (Argentina) - 90% of ALICO Compania de Suguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      40. ALICO Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of ALICO Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      41. Inversiones Interamericana S.A. (Chile) 99.99% of Inversiones Interamericana S.A. is owned by ALICO and .01% by International Technical & Advisory Services.

            a. Administradora de Fondos Para la Vivienda Intercajas S.A. (Chile) - 40% of Administradora De Fondos Para la Vivienda Intercajas S.A. is owned by Inversiones Interamericana S.A. and the remaining interests are owned by a third party.

            b.    La Interamericana Compania de Seguros de Vida S.A. (Chile)

            c. ALICO Costa Rica S.A. (Costa Rica) - 99.99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and .01% by La Interamericana Compania de Seguros de Vida S.A.

            d. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i. Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      42.   ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico)

      43.   ALICO Services, Inc. (Panama)

      44.   American Life and General Insurance Company (Trinidad & Tobago) Ltd.
            - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a.    ALGICO Properties, Ltd. (Trinidad & Tobago)

      45. Inversiones Inversegven C.A. (Venezuela) - 50% of Inversiones Inversegven C.A. is owned by ALICO and the remaining interests are owned by a third party.

            a. Seguros Venezuela C.A. (Venezuela) - 92.797% of Seguros Venzuela C.A. is owned by Inversiones Inversegven C.A. and the remaining interests are owned by others.

                    i.  Sindicato El Trigal C.A. (Venzuela)

                   ii. Servicios Segveca C.A. (Venezuela) - 50% of Servicios Segveca C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

                  iii. Inversiones 601 C.A. (Venezuela) - 30% of Inversiones 601 C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

      46.   ALICO Compania de Seguros de Vida, S.A. (Uruguay)

      47. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by a third party.

      48.   Global Properties, Inc. (USA-Delaware)

      49.   Alpha Properties, Inc. (USA-Delaware)

      50.   Beta Properties, Inc. (USA-Delaware)

      51.   Delta Properties Japan, Inc. (USA-Delaware)

      52.   Epsilon Properties Japan, Inc.

      53.   Iris Properties, Inc. (USA-Delaware)

      54.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

                                        6



ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

      (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):


Met Investors Series Trust, Metropolitan Series Fund, Inc., Metropolitan Life Separate Account E, MetLife Investors USA Separate Account A, MetLife Investors USA Variable Life Account A, MetLife Investors Variable Annuity Account One,

MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account Twenty-Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Account One and Metropolitan Tower Separate Account Two.


      (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


Name and Principal Business Address       Positions and Offices with Depositor
-----------------------------------       ------------------------------------
Michael K. Farrell **                     Director
Elizabeth M. Forget ***                   Executive Vice President
John G. Martinez *****                    Vice President, Chief Financial
                                          Officer
Paul A. LaPiana *                         Executive Vice President, National
                                          Sales Manager-Life
Craig W. Markham ****                     Director
Paul A. Sylvester *                       President, National Sales Manager-
                                          Annuities & LTC
William J. Toppeta ***                    Director

* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, 10 Park Avenue, Morristown, NJ 07962
*** MetLife, 1095 Avenue of the Americas New York, NY 10036
**** MetLife, 13045 Tesson Ferry Road, St. Louis, MU 63128
***** 501 Route 22, Bridgewater, NJ 08807


      (c) Compensation from the Registrant.



       (1)                (2)               (3)             (4)             (5)
                                      Compensation on
                                          Events
                                      Occasioning the
                   Net Underwriting   Deduction of a
Name of Principal    Discounts and    Deferred Sales    Brokerage     Other
   Underwriter        Commissions          Load        Commissions  Compensation
   -----------        -----------          ----        -----------  ------------
MetLife Investors
Distribution          $7,757,198
Insurance Company                           --               --              --





ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            200 Park Avenue
            New York, NY 10166

      (c)   MetLife Investors Distribution Company
            5 Park Plaza, Suite 1900
            Irvine, California 92614

ITEM 32. MANAGEMENT SERVICES

      Not applicable

ITEM 33. FEE REPRESENTATION

      Metropolitan Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 13th of April, 2011.



                          Metropolitan Life Separate Account UL

                          By:  Metropolitan Life Insurance Company



                          By:   /s/ Paul G. Cellupica
                              ------------------------------------------
                                Paul G. Cellupica
                                Chief Counsel

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 13th day of April, 2011.


                          Metropolitan Life Insurance Company



                          BY:   /s/ Paul G. Cellupica
                              ----------------------------------------
                                Paul G. Cellupica
                                Chief Counsel




      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on April 13, 2011.




              SIGNATURE                            TITLE
              ---------                            -----
                                           Chairman of the Board,
           *                           President and Chief Executive
---------------------------------                 Officer
     C. Robert Henrikson
           *                            Executive Vice President and
---------------------------                Chief Accounting Officer
     Peter M. Carlson
                                                  Director
---------------------------
     Sylvia Mathews Burwell
           *                                      Director
---------------------------
   Eduardo Castro-Wright

           *                                      Director
---------------------------
     Cheryl W. Grise
           *                                      Director
---------------------------
     R. Glenn Hubbard
           *                                      Director
---------------------------
     John M. Keane
           *                                      Director
---------------------------
    Alfred F. Kelly, Jr.
           *                                      Director
---------------------------
     James M. Kilts
           *                                      Director
---------------------------
   Catherine R. Kinney
           *                                      Director
---------------------------
     Hugh B. Price


           *                                      Director
---------------------------
     David Satcher
           *                                      Director
---------------------------
     Kenton J. Sicchitano

           *                                      Director
---------------------------
       Lulu C. Wang
           *                            Executive Vice President and
---------------------------               Chief Financial Officer
     William J. Wheeler

 /s/ Marie C. Swift
-------------------------------
 Marie C. Swift, Esq.
 Attorney- in - fact

   * Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith.

                                  Exhibit Index





            (l)   Actuarial Opinion and Consent


            (m)   Calculation Exhibit




            (n)   Consent of Independent Registered Public Accounting Firm

            (r)   Powers of Attorney